Prospectus

IVY FUNDS VARIABLE

INSURANCE PORTFOLIOS

APRIL 30, 2013

Ivy Funds VIP Asset Strategy

Ivy Funds Variable Insurance Portfolios (Trust) is a management investment company, commonly known as a mutual fund, that has twenty-six separate portfolios (each, a Portfolio, and collectively, the Portfolios), each with separate objectives and investment policies. This Prospectus offers one Portfolio of the Trust.

This Prospectus contains concise information about the Portfolio of which you should be aware before applying for certain variable life insurance policies and variable annuity contracts (collectively, Policies) offered by certain select insurance companies (Participating Insurance Companies). This Prospectus should be read together with the prospectus for the particular Policy.

The Securities and Exchange Commission has not approved or disapproved these securities, or determined whether this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

PORTFOLIO SUMMARY
3	Ivy Funds VIP Asset Strategy

9	More About the Portfolio
9	Additional Information about Principal Investment Strategies, Other Investments and Risks
10	Additional Investment Considerations
11	Defining Risks
17	The Management of the Portfolio
19	Buying and Selling Portfolio Shares
24	Distributions and Taxes
25	Financial Highlights
28	Appendix A: Hypothetical Investment and Expense Information

2	Prospectus

Ivy Funds VIP Asset Strategy

Objective

To seek to provide total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management Fees	0.69%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	1.01%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$103	$322	$558	$1,236

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategies

Ivy Funds VIP Asset Strategy seeks to achieve its objective by allocating its assets primarily among stocks, bonds and short-term instruments of issuers in markets around the globe, as well as investments in derivative instruments, precious metals and investments with exposure to various foreign currencies. The Portfolio may invest its assets in any market that Waddell & Reed Investment Management Company (WRIMCO), the Portfolio’s investment manager, believes can offer a high probability of return or, alternatively, can provide a high degree of relative safety in uncertain times. Dependent on its outlook for the U.S. and global economies, WRIMCO identifies growth themes and then focuses its strategy on allocating the Portfolio’s assets among stocks, bonds, cash, precious metals, currency and derivative instruments, including derivatives traded over-the-counter or on exchanges. After determining these allocations, WRIMCO seeks attractive opportunities within each market by focusing generally on issuers in countries, sectors and companies with strong cash flow streams and low balance sheet leverage. The Portfolio may, however, also invest in issuers with higher balance sheet leverage if WRIMCO believes that the Portfolio will be appropriately compensated for the increased risk.

Prospectus	3

■

“Stocks” include equity securities of all types, although WRIMCO typically emphasizes growth potential in selecting stocks by focusing on what it believes are steady-growth companies that fit WRIMCO’s criteria for sustainable competitive advantage and that WRIMCO believes are positioned to benefit from continued global rebalancing and the globally emerging middle class. Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy. The Portfolio may invest in securities issued by companies of any size, but primarily focuses on securities issued by large capitalization companies.

■

“Bonds” include all varieties of fixed-income instruments, such as corporate debt securities or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (U.S. government securities), with remaining maturities of more than one year. This investment type may include a significant amount, up to 35% of the Portfolio’s total assets, of high-yield/high-risk bonds, or junk bonds, which include bonds rated BB+ or below by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by WRIMCO to be of comparable quality.

■	“Short-term instruments” include all types of short-term securities with remaining maturities of one year or less, including higher-quality money market instruments.

Within each of these investment types, the Portfolio may invest in U.S. and foreign securities; the Portfolio may invest up to 100% of its total assets in foreign securities, including issuers located in and/or generating revenue from emerging markets. Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio will have an indirect exposure to foreign markets through investments in these companies. The Portfolio also may invest in private placements and other restricted securities.

WRIMCO may allocate the Portfolio’s investments among these different types of securities in different proportions at different times, including up to 100% in stocks, bonds, or short-term instruments, respectively. WRIMCO may exercise a flexible strategy in the selection of securities, and the Portfolio is not required to allocate its investments among stocks and bonds in any fixed proportion, nor is it limited by investment style or by the issuer’s location, size, market capitalization or industry sector. The Portfolio may have none, some or all of its assets invested in each asset class in relative proportions that change over time based upon market and economic conditions. Subject to diversification limits, the Fund also may invest up to 25% of its total assets in precious metals.

The Portfolio may gain exposure to commodities, including precious metals, derivatives and commodity-linked instruments by investing in a subsidiary organized in the Cayman Islands (the “Subsidiary”). The Subsidiary is wholly owned and controlled by the Portfolio. Should the Portfolio invest in the Subsidiary, it would be expected to provide the Portfolio with exposure to investment returns from commodities, derivatives and commodity-linked instruments within the limits of the federal tax requirements applicable to investment companies, such as the Portfolio. The Subsidiary is subject to the same general investment policies and restrictions as the Portfolio, except that unlike the Portfolio, the Subsidiary is able to invest without limitation in commodities, derivatives and commodity-linked instruments and, to the extent the Subsidiary invests in derivative instruments, may use leveraged investment techniques.

Generally, in determining whether to sell a security, WRIMCO considers many factors, which may include a deterioration in a company’s fundamentals caused by global-specific factors such as geo-political landscape changes, regulatory or currency changes, or increased competition, as well as company-specific factors, such as reduced pricing power, diminished market opportunity, or increased competition. WRIMCO also may sell a security if the price of the security reaches what WRIMCO believes is fair value, to reduce the Portfolio’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

WRIMCO may, when consistent with the Portfolio’s investment objective, seek to manage exposure to certain securities, companies, sectors, markets, foreign currencies and/or precious metals and seek to hedge certain event risks on positions held by the Portfolio. In an effort to manage exposure to companies, sectors or equity markets, WRIMCO may utilize various instruments including, but not limited to, the following: futures contracts, both long and short positions on foreign and U.S. equity indices; total return swaps; credit default swaps; and options contracts, both written and purchased, on foreign and U.S. equity indices and/or on individual equity securities. In seeking to manage foreign currency exposure, WRIMCO may utilize forward contracts and option contracts, both written and purchased, either to increase or decrease exposure to a given currency. In seeking to manage the Portfolio’s exposure to precious metals, WRIMCO may utilize futures contracts, both long and short positions as well as options contracts, both written and purchased, on precious metals.

4	Prospectus

WRIMCO may reduce the Portfolio’s net equity exposure by selling, among other instruments, combined futures and option positions, and may effect short sales of individual securities and/or exchange-traded funds (ETFs) or take long positions in inverse ETFs.

Principal Investment Risks

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.

A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:

■

Commodities Risk. Commodity trading, including trading in precious metals, is generally considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of the Portfolio’s investments in commodities are cyclical economic conditions, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. Also, the Portfolio may pay more to store and accurately value its commodity holdings than it does with its other portfolio investments. Moreover, under the Federal tax law, the Portfolio may not derive more than 10% of its annual gross income from gains resulting from selling commodities (and other non-qualifying income). Accordingly, the Portfolio may be required to hold its commodities or sell them at a loss, or to sell portfolio securities at a gain, when for investment reasons it would not otherwise do so.

■	Company Risk. A company may perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

■	Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation.

■

Derivatives Risk. The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Portfolio’s net asset value (NAV) and the risk that fluctuations in the value of the derivatives may not correlate with securities markets or the underlying asset upon which the derivative’s value is based. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of WRIMCO as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. Derivatives also may be subject to counterparty risk, which includes the risk that a loss may be sustained by the Portfolio as a result of the insolvency or bankruptcy of, or other non-compliance by, another party to the transaction.

■

Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries.

■

Foreign Currency Risk. Foreign securities may be denominated in foreign currencies. The value of the Portfolio’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

■

Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

■

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal, and political considerations that may not be associated with the U.S. markets and that could affect the Portfolio’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse foreign tax consequences; different and/or less stringent financial reporting standards; custody; and settlement delays. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate.

Prospectus	5

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Portfolio’s securities, especially bonds with longer maturities. A decline in interest rates may cause the Portfolio to experience a decline in its income.

■

Investment Company Securities Risk. Investment in other investment companies typically reflects the risks of the types of securities in which the investment companies invest. Investments in exchange-traded funds (ETFs) and closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their NAV per share. When the Portfolio invests in another investment company, shareholders of the Portfolio bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Portfolio’s fees and expenses, which could result in duplication of certain fees.

■

Large Company Risk. Large capitalization companies may go in and out of favor based on market and economic conditions. Large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies.

■

Liquidity Risk. Generally, a security is liquid if the Portfolio is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Portfolio may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price.

■

Low-Rated Securities Risk. In general, low-rated debt securities (commonly referred to as “high yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these bonds are considered speculative and could significantly weaken the Portfolio’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

■

Management Risk. Portfolio performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Portfolio’s holdings and the Portfolio may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Portfolio’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Portfolio. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Portfolio.

■

Private Placements and Other Restricted Securities Risk. Restricted securities, which include private placements, are securities that are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. The Portfolio could find it difficult to sell privately placed securities and other restricted securities when WRIMCO believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid or less than the fair market value. At times, it also may be difficult to determine the fair value of such securities for purposes of computing the NAV of the Portfolio.

■

Subsidiary Investment Risk. By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the 1940 Act), and is not subject to all of the investor protections of the 1940 Act. Thus, the Portfolio, as an investor in the Subsidiary, would not have all of the protections offered to investors in registered investment companies. However, because the Portfolio wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are managed by WRIMCO, it is unlikely that the

6	Prospectus

Subsidiary would take action contrary to the interests of the Portfolio or the Portfolio’s shareholders. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Portfolio and the Subsidiary are organized, respectively, could result in the inability of the Portfolio and/or the Subsidiary to operate as intended and could negatively affect the Portfolio and its shareholders. Although under the federal tax law, the Portfolio may not earn more than 10% of its annual gross income from gains resulting from selling commodities (and other non-qualifying income), the Portfolio has received an opinion of counsel, which is not binding on the Internal Revenue Service (IRS) or the courts, that income the Portfolio receives from the Subsidiary should constitute qualifying income.

Performance

The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for the Portfolio. The table shows the average annual total returns for the Portfolio and also compares the performance with those of various broad-based securities market indices and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Prior to April 30, 2012, the Portfolio’s investment objective was to seek high total return over the long term. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide total return.

The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call 888.WADDELL for the Portfolio’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 15.83% (the third quarter of 2005) and the lowest quarterly return was -18.90% (the third quarter of 2011).

Average Annual Total Returns

as of December 31, 2012	1 Year	5 Years	10 Years
Shares of Ivy Funds VIP Asset Strategy	19.18%	2.20%	11.73%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	7.10%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.22%	5.95%	5.18%
Barclays U.S. Treasury Bills: 1-3 Month Index (reflects no deduction for fees, expenses or taxes)	0.08%	0.44%	1.69%
Lipper Variable Annuity Global Flexible Portfolio Funds Universe Average (net of fees and expenses)	10.65%	1.63%	8.72%

Investment Adviser

The Portfolio is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Managers

Michael L. Avery, Executive Vice President of WRIMCO, has managed the Portfolio since January 1997, and Ryan F. Caldwell, Senior Vice President of WRIMCO, has managed the Portfolio since January 2007.

Prospectus	7

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies to fund benefits payable under the Policies.

The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after the order is received in proper form on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Tax Information

Because the Portfolio currently only sells its shares to separate accounts of Participating Insurance Companies, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.

Payments to Broker-Dealers and other Financial Intermediaries

The Portfolio and its related companies may make payments to a Participating Insurance Company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the Participating Insurance Company or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a Participating Insurance Company to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

8	Prospectus

More about the Portfolio

Additional Information about Principal Investment Strategies, Other Investments and Risks

Ivy Funds VIP Asset Strategy: The Portfolio seeks to achieve its objective to provide total return by allocating its assets primarily among stocks, bonds, and short-term instruments of issuers in markets around the globe, as well as investments in derivative instruments, precious metals and investments with exposure to various foreign currencies. The Portfolio may invest its assets in almost any market that WRIMCO believes can offer a high probability of return or, alternatively, that can provide a high degree of relative safety in uncertain times. The Portfolio may invest up to 100% of its total assets in foreign securities, including issuers located in and/or generating revenue from emerging markets. Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio will have an indirect exposure to foreign markets through investments in these companies.

Generally, the mix of assets in the Portfolio will change from time to time depending on WRIMCO’s assessment of the market for each investment type. Allocating assets among different types of investments allows the Portfolio to take advantage of opportunities wherever they may occur, but also subjects the Portfolio to the risks of a given investment type. Stock values generally fluctuate in response to the activities of individual companies and general market and economic conditions. The values of bonds and short-term instruments generally fluctuate due to changes in interest rates and due to the credit quality of the issuer.

Subject to diversification limits, WRIMCO may invest up to 25% of the Portfolio’s total assets in precious metals. Investments in physical commodities, including precious metals, may experience severe price fluctuations over short periods of time; as well, storage and trading costs may exceed the custodial and/or brokerage costs associated with other investments.

WRIMCO regularly reviews the global economic environment to determine asset allocation and security selection, and makes changes to favor investments that it believes provide the best opportunity to achieve the Portfolio’s objective. In developing global themes, WRIMCO evaluates a number of global trends that may include political, social, cultural, demographic, current and historical trends, among others. Although WRIMCO uses its expertise and resources in choosing investments and in allocating assets, WRIMCO’s decisions may not always be beneficial to the Portfolio, and there is no guarantee that the Portfolio will achieve its objective.

WRIMCO tries to balance the Portfolio’s investment risks against potentially higher total returns typically by reducing the stock allocation during stock market down cycles and increasing the stock allocation during periods of strongly positive market performance. Generally, WRIMCO makes asset shifts gradually over time. WRIMCO considers various factors when it decides to sell a security, such as an individual security’s performance and/or if it is an appropriate time to vary the Portfolio’s mix.

The Portfolio may purchase shares of another investment company subject to the restrictions and limitations of the 1940 Act. The Portfolio also may invest in ETFs as a means of tracking the performance of a designated stock index while also maintaining liquidity, or to gain exposure to precious metals and other commodities without purchasing them directly. The Portfolio may invest in private placements and other restricted securities.

WRIMCO may, when consistent with the Portfolio’s investment objective, seek to manage exposure to certain securities, companies, sectors, markets, foreign currencies and/or precious metals and seek to hedge certain event risks on positions held by the Portfolio.

As described above, the Portfolio has the flexibility to invest up to all of its assets in money market and other short-term investments, although it does not typically invest a substantial portion of its assets in these investments under normal circumstances. WRIMCO will typically increase the Portfolio’s investment in high-quality, short-term investments in order to increase the defensive positioning of the Portfolio and/or to enable the Portfolio to participate in opportunities as they present themselves.

Although WRIMCO may seek to preserve appreciation in the Portfolio by taking a temporary defensive position, doing so may prevent the Portfolio from achieving its investment objective.

Prospectus	9

Principal Risks. An investment in Ivy Funds VIP Asset Strategy is subject to various risks, including the following:

■ Commodities Risk ■ Company Risk ■ Credit Risk ■ Derivatives Risk ■ Emerging Market Risk ■ Foreign Currency Risk ■ Foreign Exposure Risk ■ Foreign Securities Risk ■ Growth Stock Risk

■  Interest Rate Risk

■  Investment Company Securities Risk

■  Large Company Risk

■  Liquidity Risk

■  Low-Rated Securities Risk

■  Management Risk

■  Market Risk

■  Private Placements and Other Restricted Securities Risk

■  Subsidiary Investment Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Funds VIP Asset Strategy may be subject to other, non-principal risks, including the following:

■ Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk ■ Mid Size Company Risk	■ Reinvestment Risk ■ Small Company Risk ■ Value Stock Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the Statement of Additional Information (SAI).

Additional Investment Considerations

The objective and investment policies of the Portfolio may be changed by the Trust’s Board of Trustees (Board) without a vote of the Portfolio’s shareholders, unless a policy or restriction is otherwise described as a fundamental policy in the SAI.

Because the Portfolio owns different types of investments, its performance will be affected by a variety of factors. The value of the Portfolio’s investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. Performance will also depend on the skill of WRIMCO in selecting investments. As with any mutual fund, you could lose money on your investment.

The Portfolio also may invest in and use certain other types of securities and instruments in seeking to achieve its objective. For example, the Portfolio may invest in options, futures contracts and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Certain types of the Portfolio’s authorized investments and strategies, such as derivative instruments, foreign securities, junk bonds and commodities, including precious metals, involve special risks. Depending on how much the Portfolio invests or uses these strategies, these special risks may become significant.

Certain types of mortgage-backed and asset-backed securities may experience significant valuation uncertainties, greater volatility, and significantly less liquidity due to the sharp rise of foreclosures on home loans secured by subprime mortgages in recent years. Subprime mortgages have a higher credit risk than prime mortgages, as the credit criteria for obtaining a subprime mortgage is more flexible than that used with prime borrowers. To the extent that the Portfolio invests in securities that are backed by pools of mortgage loans, the risk to the Portfolio may be significant. Other asset-backed securities also may experience significant valuation uncertainties, increased volatility, and significantly reduced liquidity.

The Portfolio may actively trade securities in seeking to achieve its objective. Factors that can lead to active trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain the Portfolio’s market capitalization target of the securities in the Portfolio’s holdings and the need to sell a security to meet redemption activity. Actively trading securities may increase transaction costs (which may reduce performance) and increase realized gains that the Portfolio must distribute.

The Portfolio generally seeks to be fully invested, except to the extent that it takes a temporary defensive position. In addition, at times, WRIMCO may invest a portion of the Portfolio’s assets in cash or cash equivalents if WRIMCO is unable to identify and acquire a sufficient number of securities that meet WRIMCO’s selection criteria for implementing the Portfolio’s investment objective, strategies and policies.

10	Prospectus

You will find more information in the SAI about the Portfolio’s permitted investments and strategies, as well as the restrictions that apply to them.

A description of the Portfolio’s policies and procedures with respect to the disclosure of its securities holdings is available in the SAI.

Portfolio holdings can be found at www.waddell.com. Alternatively, a complete schedule of portfolio holdings of the Portfolio for the first and third quarters of each fiscal year is filed with the Securities and Exchange Commission (SEC) on the Trust’s Form N-Q. These holdings may be viewed in the following ways:

■	On the SEC’s website at http://www.sec.gov.

■	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 202.551.8090.

Defining Risks

Commodities Risk — Commodity trading, including trading in precious metals, is generally considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of the Portfolio’s investments in commodities are cyclical economic conditions, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. Also, the Portfolio may pay more to store and accurately value its commodity holdings than it does with its other portfolio investments. Moreover, under the Federal tax law, the Portfolio may not derive more than 10% of its annual gross income from gains resulting from selling commodities (and other non-qualifying income). Accordingly, the Portfolio may be required to hold its commodities or sell them at a loss, or to sell portfolio securities at a gain, when for investment reasons it would not otherwise do so.

Company Risk — An individual company may perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

Credit Risk — An issuer of a debt security (including a mortgage-backed security) or a real estate investment trust (REIT) may not make payments on the security when due, or the other party to a contract may default on its obligation. There is also the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and, therefore, in the NAV of the Portfolio. Also, a change in the quality rating of a debt security or a REIT security can affect the security’s liquidity and make it more difficult to sell. If the Portfolio purchases unrated securities and obligations, it will depend on WRIMCO’s analysis of credit risk more heavily than usual.

Derivatives Risk — A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of another security, index, asset, rate or event. Derivatives are traded either on an organized exchange or OTC. Futures contracts, options and swaps are common types of derivatives that the Portfolio may occasionally use. A futures contract is an agreement to buy or sell a security or other instrument, index or commodity at a specific price on a specific date. An option is the right to buy or sell a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an agreement involving the exchange by the Portfolio with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified amount. Swaps include options on commodities, caps, floors, collars and certain forward contracts. Some swaps currently are, and more in the future will be, centrally settled (“cleared”).

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Portfolio’s NAV and the risk that fluctuations in the value of the derivatives may not correlate with securities markets or the underlying asset upon which the derivative’s value is based. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of WRIMCO as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. Derivatives also may be subject to counterparty risk, which includes the risk that the Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase the Portfolio’s investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited.

The Portfolio may enter into credit default swap contracts for hedging or investment purposes. The Portfolio may either sell or buy credit protection under these contracts. Swap instruments may shift the Portfolio’s investment exposure from one type of

Prospectus	11

investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the referenced assets that underlie the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments.

Certain derivatives transactions are not entered into or traded on exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty. Where no such counterparty is available for a desired transaction, the Portfolio will be unable to enter into the transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the Portfolio may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, the Portfolio would bear greater risk of default by the counterparties to such transactions. When traded on foreign exchanges, derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is generally less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar exchange or clearinghouse guarantee. In all such transactions, the Portfolio bears the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Portfolio. The Portfolio will enter into transactions in derivative instruments only with counterparties that WRIMCO reasonably believes are capable of performing under the contract. WRIMCO may seek to manage counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice to do so for the particular type of derivative; however, there is no guarantee that such documentation will have the intended effect.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) resulted in historic and comprehensive statutory reform of derivatives, including the manner in which derivatives are designed, negotiated, reported, executed or cleared and regulated.

The Dodd-Frank Act requires the SEC and the Commodity Futures Trading Commission (CFTC) to establish regulations with respect to security-based swaps (e.g., derivatives based on an equity) and swaps (e.g., derivatives based on a broad-based index or commodity), respectively, and the markets in which these instruments trade. Generally, all futures will continue to be regulated by the CFTC, and all swaps and security-based swaps are subject to CFTC and SEC jurisdiction, respectively. However, security futures, which are futures on a single equity security or a narrow-based securities index, and mixed swaps, which have elements of both a swap and a security-based swap, are subject to joint CFTC-SEC jurisdiction. In addition, with respect to security-based swap agreements, which include swaps on a broad-based securities index, the SEC asserts anti-fraud, anti-manipulation and insider trading prohibition jurisdiction, even though the CFTC has regulatory jurisdiction over transactions involving such agreements.

Specifically, the SEC and CFTC are required to mandate by regulation under certain circumstances that certain derivatives, previously traded OTC, be executed in a regulated, transparent market and settled by means of a central clearing house. The Dodd-Frank Act also requires the CFTC or the SEC, in consultation with banking regulators, to establish capital requirements as well as requirements for margin on uncleared derivatives in certain circumstances that will be clarified by rules that the CFTC or SEC will promulgate in the future. All derivatives are to be reported to a swap repository.

The extent and impact of the new regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivatives transactions, require more assets of the Portfolio to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of the Portfolio to enter into certain types of derivative transactions, or could limit the Portfolio’s ability to pursue its investment strategies.

Emerging Market Risk — Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more

12	Prospectus

developed countries. Certain of those countries may have failed in the past to recognize private property rights and have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Portfolio’s investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make the Portfolio’s investments in such countries illiquid and more volatile than investments in more developed countries, and the Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Foreign Currency Risk — Foreign securities may be denominated in foreign currencies. The value of the Portfolio’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk — The Portfolio may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent WRIMCO’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between the Portfolio’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Portfolio. An imperfect correlation of this type may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

Foreign Exposure Risk — The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

Foreign Securities Risk — Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the U.S. markets and that could affect the Portfolio’s performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the United States. Foreign investing also may involve brokerage costs and tax considerations that are not usually present in the U.S. markets.

Other factors that can affect the value of the Portfolio’s foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers, and the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause the Portfolio to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines).

To the extent that the Portfolio invests in sovereign debt instruments, the Portfolio is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Portfolio may have limited recourse against the issuing government or agency. Financial markets have recently experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain European countries.

Growth Stock Risk — Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Interest Rate Risk — The value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a

Prospectus	13

security or obligation decreases. Conversely, when interest rates decline, the value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, generally increases. Long-term debt securities, mortgage-backed securities and other fixed-income obligations are generally more sensitive to interest rate changes than short-term debt securities. The Portfolio may experience a decline in its income due to falling interest rates.

In general, a portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by the Portfolio’s duration of its portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if the Portfolio holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Investment Company Securities Risk — The risks of investment in other investment companies typically reflect the risks of the types of securities in which the investment companies invest. As a shareholder in an investment company, the Portfolio would bear its pro rata share of that investment company’s expenses, which could result in duplication of certain fees, including management and administrative fees.

The Portfolio may invest in ETFs as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and other commodities without purchasing them directly. Since many ETFs are a type of investment company, the Portfolio’s purchases of shares of such ETFs are subject to the Portfolio’s investment restrictions regarding investments in other investment companies.

ETFs have a market price that reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs and closed-end funds. In addition, an asset management fee is charged in connection with the management of the ETF’s or the closed-end fund’s portfolio (which is in addition to the investment management fee paid by the Portfolio).

Investments in an ETF or a closed-end fund generally present the same primary risks as investments in conventional funds, which are not exchange-traded. The price of an ETF or a closed-end fund can fluctuate, and the Portfolio could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s or a closed-end fund’s shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF’s or a closed-end fund’s shares may not develop or be maintained; or (iii) trading of an ETF’s or a closed-end fund’s shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Large Company Risk — Large capitalization companies may go in and out of favor based on market and economic conditions. Large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies.

Liquidity Risk — Generally, a security is liquid if the Portfolio is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies, foreign companies, companies in emerging markets or certain instruments such as derivatives are subject to a variety of risks, including potential lack of liquidity. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Portfolio may not be able to dispose of illiquid securities at a favorable time or price.

Low-Rated Securities Risk — In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken

14	Prospectus

the Portfolio’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

Management Risk — WRIMCO applies the Portfolio’s investment strategies and selects securities for the Portfolio in seeking to achieve the Portfolio’s investment objective. Securities selected by the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective of the Portfolio. In general, investment decisions made by WRIMCO may not produce the anticipated returns, may cause the Fund’s shares to lose value or may cause the Portfolio to perform less favorably than other mutual funds with investment objectives similar to the investment objective of the Portfolio.

Market Risk — All securities and other investments may be subject to adverse trends in the markets. Securities are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. The value of assets or income from the Portfolio’s investments may be adversely affected by inflation or changes in the market’s expectations regarding inflation. In addition, prices are affected by the outlook for overall corporate profitability. In the municipal securities markets, securities backed by current or anticipated revenues from a specific project or specific asset may be adversely impacted by declines in revenue collection from the project or asset. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Portfolio.

The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Liquidity in some markets has decreased and credit has become scarcer worldwide. Recent regulatory changes, including the Dodd-Frank Act and the introduction of new international capital and liquidity requirements under the Basel III Accords (Basel III), may cause lending activity within the financial services sector to be constrained for several years as Basel III rules phase in and rules and regulations are promulgated and interpreted under the Dodd-Frank Act. These market conditions may continue or deteriorate further and may add significantly to the risk of short-term volatility in the Portfolio. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken a number of steps in an attempt to support financial markets. Withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces or to project the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Changes in market conditions will not have the same impact on all types of securities.

In addition, since 2010, the risks of investing in certain foreign government debt have increased dramatically as a result of the ongoing European debt crisis, which began in Greece and has begun to spread throughout various other European countries. These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the global securities markets and it is impossible to predict the effects of these or similar events in the future on the Portfolio, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Portfolio.

Mid Size Company Risk — Securities of mid capitalization companies may be more vulnerable to adverse developments than those of large companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid capitalization companies may be more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns.

Private Placements and Other Restricted Securities Risk — Restricted securities, which include private placements, are securities that are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. The Portfolio could find it difficult to sell privately placed securities and other restricted securities when WRIMCO believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid or less than the fair market value. At times, it also may be difficult to determine the fair value of such securities for purposes of computing the NAV of the Portfolio.

Prospectus	15

Reinvestment Risk — Income from the Portfolio’s debt securities may decline if the Fund invests the proceeds from matured, traded, prepaid or called securities in securities with interest rates lower than the current earnings rate of the Portfolio’s holdings. For example, debt securities with high relative interest rates may be paid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate (commonly referred to as optional call risk). As well, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities (including shares of mortgage REITs). As a result, the Portfolio may have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Portfolio’s investment income.

Small Company Risk — Securities of small capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be more affected than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.

Subsidiary Investment Risk — By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act, and is not subject to all of the investor protections of the 1940 Act. Thus, the Portfolio, as an investor in the Subsidiary, would not have all of the protections offered to investors in registered investment companies. However, because the Portfolio wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are managed by WRIMCO, it is unlikely that the Subsidiary would take action contrary to the interests of the Portfolio or the Portfolio’s shareholders. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Portfolio and the Subsidiary are organized, respectively, could result in the inability of the Portfolio and/or the Subsidiary to operate as intended and could negatively affect the Portfolio and its shareholders. Although under the federal tax law, the Portfolio may not earn more than 10% of its annual gross income from gains resulting from selling commodities (and other non-qualifying income), the Portfolio has received an opinion of counsel, which is not binding on the Internal Revenue Service or the courts, that income the Portfolio receives from the Subsidiary should constitute qualifying income.

Value Stock Risk — Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of WRIMCO, undervalued. The value of a security believed by WRIMCO to be undervalued may never reach what is believed to be its full value, or such security’s value may decrease.

16	Prospectus

The Management of the Portfolio

Portfolio Management

The Portfolio of the Trust is managed by WRIMCO, subject to the authority of the Board. WRIMCO provides investment advice to each of the Portfolios and supervises each Portfolio’s investments. WRIMCO and/or its predecessor have served as investment manager to the Portfolios since their inception and to each of the registered investment companies within Waddell & Reed Advisors Funds and InvestEd Portfolios since their inception. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. WRIMCO had approximately $40.3 billion in assets under management as of December 31, 2012.

Ivy Funds VIP Asset Strategy: Michael L. Avery and Ryan F. Caldwell are primarily responsible for the day-to-day management of the Ivy Funds VIP Asset Strategy. Mr. Avery has held his responsibilities for Ivy Funds VIP Asset Strategy since January 1997. He is Executive Vice President of WRIMCO and Ivy Investment Management Company (IICO), an affiliate of WRIMCO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. Mr. Avery has served as President of Waddell & Reed Financial, Inc. (WDR), since January 2010. He formerly served as Chief Investment Officer (CIO) of WDR from June 2005 until February 2011 and formerly served as CIO of WRIMCO and IICO from June 2005 until August 2010. Mr. Avery has also served as portfolio manager for investment companies managed by WRIMCO since February 1994, and has been an employee of such since June 1981. He held the position of Director of Equity Research for IICO and for WRIMCO and its predecessor from August 1987 through June 2005. Mr. Avery earned a BS degree in Business Administration from the University of Missouri, and an MBA with emphasis on finance from Saint Louis University.

Mr. Caldwell has held his responsibilities for Ivy Funds VIP Asset Strategy since January 2007. His investment research responsibilities are concentrated in asset managers, brokers and transaction processors. Mr. Caldwell joined WRIMCO in July 2000 as an economic analyst. In January 2003 he was appointed an investment analyst, and in June 2005 was named assistant portfolio manager for the Portfolio, as well as two other funds managed by WRIMCO or IICO. Mr. Caldwell is Senior Vice President of WRIMCO and IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. Mr. Caldwell earned a BBA in finance from Southwest Texas State University. He is currently pursuing the Chartered Financial Analyst designation.

Daniel J. Vrabac, formerly a manager of the Portfolios along with Messrs. Avery and Caldwell, is now focusing on portfolio management responsibilities for the global bond funds which are managed by WRIMCO and IICO. While no longer responsible for day-to-day management of Ivy Funds VIP Asset Strategy, Mr. Vrabac continues to provide input to Ivy Funds VIP Asset Strategy on the global fixed income markets, currencies and trading, which were among his principal responsibilities as a portfolio manager of Ivy Funds VIP Asset Strategy.

Additional information regarding the portfolio managers, including information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities, is included in the SAI.

Other members of WRIMCO’s investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the investments of the Portfolios.

Management and Other Fees

Like all mutual funds, the Portfolio pays fees related to its daily operations. Expenses paid out of the Portfolio’s assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

The Portfolio pays a management fee to WRIMCO for providing investment advice and supervising its investments. The Portfolio also pays other expenses, which are explained in the SAI.

The management fee is payable at the annual rates of: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

Effective October 1, 2006, and at least through September 30, 2016, the investment management fee rates for the Portfolio are reduced pursuant to a management fee waiver as follows: 0.69% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

For the fiscal year ended December 31, 2012, management fees (net of waivers) for the Portfolio as a percent of the Portfolio’s average net assets were: 0.68%.

Prospectus	17

A discussion regarding the basis of the approval by the Board of the renewal of the advisory contract of the Portfolio is available in the Trust’s Annual Report to Shareholders for the period ended December 31, 2012.

The Trust has adopted a Service Plan (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio may pay daily a fee to Waddell & Reed, Inc. (Waddell & Reed), an affiliate of WRIMCO and the Trust’s principal underwriter, in an amount not to exceed 0.25% of the Portfolio’s average annual net assets. The fee is to be paid to compensate Waddell & Reed and unaffiliated third parties for amounts expended in connection with the provision of personal services to Policyowners. These fees are paid out of the Portfolio’s assets on an on-going basis, and over time, these fees will increase the cost of the investment and may cost you more than paying other types of sales charges.

In addition to commissions, Nationwide Life Insurance Company (Nationwide) and Minnesota Life Insurance Company (Minnesota Life) each pay Waddell & Reed compensation for providing administrative and marketing services. Nationwide pays compensation to Waddell & Reed on a monthly basis in an amount equal to 0.238% annually of the average daily account value of all variable annuity assets for Nationwide products distributed by Waddell & Reed prior to January 1, 2012, and 0.22% annually of the average daily account value of all variable annuity assets for Nationwide products distributed by Waddell & Reed after January 1, 2012. Minnesota Life pays compensation to Waddell & Reed on a quarterly basis in an amount equal to 0.25% annually of the average daily account value of all variable annuity assets for products distributed by Waddell & Reed.

Regulatory Matters

On July 24, 2006, WRIMCO, Waddell & Reed, Inc. and Waddell & Reed Services Company (collectively, W&R) reached a settlement with the SEC to resolve proceedings brought in connection with its investigation of frequent trading and market timing in certain funds within Waddell & Reed Advisors Funds.

Under the terms of the SEC’s cease-and desist order (SEC Order), pursuant to which W&R neither admitted nor denied any of the findings contained therein, among other provisions W&R agreed to pay $40 million in disgorgement and $10 million in civil money penalties.

The SEC Order further requires that the $50 million in settlement amounts will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with W&R, and that is agreed to by the SEC staff and for which the distribution methodology is acceptable to the Funds’ Disinterested Trustees. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which shareholders of certain Funds shall receive their proportionate share of losses, if any, suffered by those Funds due to market timing. Therefore, it is not currently possible to specify which particular Fund shareholders or groups of Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The foregoing is only a summary of the SEC Order. A copy of the SEC Order is available on the SEC’s website at http://www.sec.gov.

18	Prospectus

Buying and Selling Portfolio Shares

WHO CAN BUY SHARES OF THE PORTFOLIO

Shares of the Portfolio are currently sold to the separate accounts of Participating Insurance Companies (Variable Accounts) to fund benefits payable under the Policies under the Trust’s “Mixed and Shared” Exemptive Order (Order). Permitting both variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio is known as “mixed funding.” Shares of the Portfolio are not sold to individual investors.

The Variable Accounts purchase shares of the Portfolio in accordance with Variable Account allocation instructions received from Policyowners. The Portfolio then uses the proceeds to buy securities for its portfolio.

Because Policies may have different provisions with respect to the timing and method of purchases and exchanges, Policyowners should contact their Participating Insurance Company directly for details concerning these transactions.

Please check with your Participating Insurance Company to determine if the Portfolio is available under your Policy. This Prospectus should be read in conjunction with the prospectus of the Variable Account of your specific Policy.

The Portfolio currently does not foresee any disadvantages to Policyowners arising out of the fact that the Portfolio may offer its shares to the Variable Accounts to fund benefits of their Policies. Nevertheless, as a condition of the Order, the Board will monitor events in order to identify any material irreconcilable conflicts that may arise (such as those arising from tax or other differences) and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more Variable Accounts might be required to withdraw their investments in the Portfolio and shares of another fund may be substituted. This might force the Portfolio to sell its securities at disadvantageous prices.

The principal underwriter of the Portfolio is Waddell & Reed.

Purchase Price

The purchase price of each share of the Portfolio is its NAV next determined after the order is received in good order by the Portfolio or its agent. No sales charge is imposed on the purchase of the Portfolio’s shares; however, your Policy may impose a sales charge. The NAV for a share of the Portfolio is determined by dividing the total market value of the securities and other assets of the Portfolio, less the liabilities of the Portfolio, by the total number of outstanding shares of the Portfolio. In general, NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE), normally 4 p.m. Eastern Time, on each day the NYSE is open for trading. The Portfolio may reject any order to buy shares and may suspend the sale of shares at any time.

Net Asset Value

In the calculation of the Portfolio’s NAV:

■

The securities held by the Portfolio that are traded on an exchange are ordinarily valued at the last sale price on each day prior to the time of valuation as reported by the principal securities exchange on which the securities are traded or, if no sale is recorded, the average of the last bid and asked prices.

■

Stocks that are traded over-the-counter are valued using the NASDAQ Official Closing Price (NOCP), as determined by NASDAQ, or, lacking an NOCP, the last current reported sales price as of the time of valuation on NASDAQ or, lacking any current reported sales on NASDAQ, at the time of valuation at the average of the last bid and asked prices.

■

Bonds (including foreign bonds), convertible bonds, municipal bonds, U.S. government securities, mortgage-backed securities and swap agreements are ordinarily valued according to prices quoted by an independent pricing service.

■	Short-term debt securities are valued at amortized cost, which approximates market value.

■	Precious metals are valued at the last traded spot price for the appropriate metal immediately prior to the time of valuation.

■	Other investment assets for which market prices are unavailable or are not reflective of current market value are valued at their fair value by or at the direction of the Board, as discussed below.

The NAV per share of the Portfolio is normally computed daily as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by the Portfolio may be priced at the close of the regular session of any other securities or commodities exchange on which that instrument is traded.

Prospectus	19

As noted in this Prospectus, the Portfolio may invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of the Portfolio’s shares may be significantly affected on days when the Portfolio does not price its shares and when you are not able to purchase or redeem the Portfolio’s shares.

When the Portfolio believes a reported market price for a security does not reflect the amount the Portfolio would receive on a current sale of that security, the Portfolio may substitute for the market price a fair-value determination made according to procedures approved by the Board. The Portfolio also may use these procedures to value certain types of illiquid securities. In addition, fair value pricing generally will be used by the Portfolio if the exchange on which a security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the Portfolio’s NAV is calculated.

The Portfolio also may use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. Some Portfolios, such as Ivy Funds VIP Asset Strategy, which may invest a significant portion of their assets in foreign securities (and, with respect to Ivy Funds VIP Asset Strategy, in derivatives on those securities), also may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Portfolio share prices that may not reflect developments in foreign securities or derivatives markets that occurred after the close of such market but prior to the pricing of Portfolio shares. In that case, such securities investments may be valued at their fair values as determined according to the procedures approved by the Board. Significant events include, but are not limited to, (1) events impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant U.S. or foreign market fluctuations.

The Portfolio has retained a third-party pricing service (the Service) to assist in fair valuing foreign securities and foreign derivatives (collectively, Foreign Securities), if any, held by the Portfolio. The Service conducts a screening process to indicate the degree of confidence, based on historical data, that the closing price in the principal market where a Foreign Security trades is not the current market value as of the close of the NYSE. For foreign securities where Waddell & Reed Services Company, each Portfolio’s transfer agent, doing business as WI Services Company (WISC), in accordance with guidelines adopted by the Board, believes, at the approved degree of confidence, that the price is not reflective of current market price, WISC may use the indication of fair value from the Service to determine the fair value of the Foreign Securities. The Service, the methodology or the degree of certainty may change from time to time. The Board regularly reviews, and WISC regularly monitors and reports to the Board, the Service’s pricing of the Portfolio’s Foreign Securities, as applicable.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event — thus potentially alleviating arbitrage opportunities with respect to Portfolio shares. Another effect of fair valuation on the Portfolio is that the Portfolio’s NAV will be subject, in part, to the judgment of the Board or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, the Portfolio purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. The use of fair value pricing also may affect all shareholders in that if redemption proceeds or other payments based on the valuation of Portfolio assets were paid out differently due to fair value pricing, all shareholders will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see “Market Timing Policy.”

SELLING SHARES

Shares of the Portfolio may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received in good order by the Portfolio or its agent. The value of the shares redeemed may be more or less than their original purchase price depending upon the market value of the Portfolio’s investments at the time of the redemption.

Because Policies may have different provisions with respect to the timing and method of redemptions, Policyowners should contact their Participating Insurance Company directly for details concerning these transactions.

Redemptions are made at the NAV per share of the Portfolio next determined after receipt of the request to redeem from the Participating Insurance Company. Payment is generally made within seven days after receipt of a proper request to redeem. No fee

20	Prospectus

is charged to any Participating Insurance Company upon redemption of Portfolio shares. The Trust may suspend the right of redemption of shares of the Portfolio and may postpone payment for any period if any of the following conditions exist:

■	the NYSE is closed other than customary weekend and holiday closings or trading on the NYSE is restricted

■	the SEC has determined that a state of emergency exists which may make payment or transfer not reasonably practicable

■	the SEC has permitted suspension of the right of redemption of shares for the protection of the security holders of the Trust

■	applicable laws and regulations otherwise permit the Trust to suspend payment on the redemption of shares

Redemptions are ordinarily made in cash.

Market Timing Policy of the Trust

The Portfolios are intended for long-term investment purposes. The Trust and/or the Participating Insurance Companies will take steps to seek to deter frequent purchases and/or redemptions in Portfolio shares (market timing activities). Market timing activities, especially those involving large dollar amounts, may disrupt Portfolio investment management and may increase expenses and negatively impact investment returns for all Portfolio shareholders, including long-term shareholders. Market timing activities also may increase the expenses of WISC and/or Waddell & Reed, thereby indirectly affecting the Portfolio’s shareholders.

Certain Portfolios may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a Portfolio invests a significant portion of its assets in foreign securities, the Portfolio may be susceptible to a time zone arbitrage strategy in which investors seek to take advantage of Portfolio share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Portfolio shares. A Portfolio that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage). Price arbitrage is more likely to occur in a Portfolio that invests a significant portion of its assets in small cap companies, or in a Portfolio that invests a significant portion of its assets in high-yield fixed income securities.

To discourage market timing activities by investors, the Board has adopted a market timing policy and has approved the procedures of WISC, the Portfolios’ transfer agent, for implementing this policy. WISC’s procedures reflect the criteria that it has developed for purposes of identifying trading activity in Portfolio shares that may be indicative of market timing activities and outline how WISC will monitor transactions in Portfolio shares. In its monitoring of trading activity in Portfolio shares, on a periodic basis, WISC typically reviews Portfolio share transactions that exceed certain monetary thresholds and/or numerical transaction limits within a particular time period.

WISC will follow, monitor, and enforce excessive trading policies and procedures approved by the Board. Please see an example detailed below of trading activity that would be considered excessive and in violation of the Portfolios’ market timing policy:

WISC will monitor the number of roundtrip transactions in Portfolio shares. Any Policyowner that has more than two transactions that are considered a change in direction relative to a Portfolio within a time period determined by WISC may be restricted from making additional purchases of Portfolio shares. A change in direction is defined as any exchange or sale out of a Portfolio and a second change in direction is an exchange or purchase back into that Portfolio. Policyowners who reach this limit may be blocked from making additional purchases for 60 days. A second violation can result in a permanent block.

This example is not all inclusive of the trading activity that may be deemed to violate the Portfolios’ market timing policy and any trade that is determined as disruptive can lead to a temporary or permanent suspension of trading privileges, in WISC’s sole discretion.

In its attempt to identify market timing activities, WISC considers many factors, including (but not limited to) the example detailed above, and the frequency, size and/or timing of the investor’s transactions in Portfolio shares. If WISC identifies what it believes to be market timing activities, WISC and/or Waddell & Reed will coordinate with the applicable Participating Insurance Company so that it may notify the investors involved, reject or restrict a purchase or exchange order and/or prohibit those investors from making further purchases allocated to Portfolio shares. The Portfolios also may restrict their exchange privileges in order to protect Policyowners. Transactions placed in violation of the Portfolios’ market timing policy are not deemed accepted by the applicable Portfolio and may be cancelled or revoked by the Portfolio on the next business day following receipt by the Portfolio.

Prospectus	21

Due to the complexity and subjectivity involved in identifying market timing activities and the volume of shareholder transactions that WISC processes, there can be no assurance that the Portfolios’ and WISC’s policies and procedures will identify all trades or trading practices that may be considered market timing activity. WISC may modify its procedures for implementing the Portfolios’ market timing policy and/or its monitoring criteria at any time without prior notice. The Portfolios, WISC and/or Waddell & Reed shall not be liable for any loss resulting from rejected purchase orders or exchanges.

The Portfolio seeks to apply its market timing policy uniformly to all shareholders and prospective investors. Although the Portfolio, Waddell & Reed and WISC make efforts to monitor for market timing activities and will seek the assistance of the Participating Insurance Companies through which Portfolio shares are purchased or held, the Portfolio cannot always identify or detect excessive trading that may be facilitated by a Participating Insurance Company or made difficult to identify by the use of omnibus accounts by the Participating Insurance Companies, mainly due to the fact that the Participating Insurance Companies maintain the underlying Policyowner account, and the Portfolio must analyze omnibus account level activity and then request additional shareholder level activity on the underlying investors where omnibus account level activity warrants further review. Accordingly, there can be no assurance that the Portfolio will be able to eliminate all market timing activities.

Apart from actions taken by the Portfolio, Policyowners also may be subject to restrictions imposed under their Policies with respect to short-term trading and the trading restrictions imposed by the Participating Insurance Companies that maintain the underlying account(s).

The Portfolio’s market timing policy, in conjunction with the use of fair value pricing, is intended to reduce a Policyowner’s ability to engage in market timing activities, although there can be no assurance that the Portfolio will eliminate market timing activities.

Additional Compensation to Intermediaries

Waddell & Reed and/or its affiliates (collectively, Waddell) may make payments for marketing, promotional or related services by:

■	Participating Insurance Companies for whose Policies the Portfolio is an underlying investment option or

■	broker-dealers and other financial intermediaries that sell Policies that include the Portfolio as an underlying investment option.

These payments are often referred to as “revenue sharing payments.” The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from Waddell’s own profits and may be in addition to any Rule 12b-1 payments, if applicable, that are paid by the Portfolio. Because revenue sharing payments are paid by Waddell, and not from the Portfolio’s assets, the amount of any revenue sharing payments is determined by Waddell.

In addition to the revenue sharing payments described above, Waddell may offer other incentives to sell Policies for which the Portfolio is an investment option in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals.

The recipients of such incentives may include:

■	financial advisors affiliated with Waddell;

■	broker-dealers and other financial intermediaries that sell such Policies and

■	insurance companies that include shares of the Portfolio as an underlying investment option.

Payments may be based on current or past sales of Policies investing in shares of the Portfolio, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for a Participating Insurance Company or intermediary or their employees or associated persons to recommend a particular Policy for which the Portfolio is an underlying investment option instead of recommending options offered by competing insurance companies.

In addition, Waddell may compensate Participating Insurance Companies for administrative and shareholder services provided to Policyowners.

Notwithstanding the additional compensation described above, WRIMCO is prohibited from considering a broker-dealer’s sale of any of the Portfolio’s shares, or the inclusion of the Portfolio in a Policy provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for execution of Portfolio transactions.

22	Prospectus

Portfolio transactions nevertheless may be executed with broker-dealers who coincidentally may have assisted customers in the purchase of Policies for which the Portfolio is an underlying investment option, issued by Participating Insurance Companies, although neither such assistance nor the volume of shares sold of the Portfolio or any affiliated investment company is a qualifying or disqualifying factor in WRIMCO’s selection of such broker-dealer for portfolio transaction execution.

The Participating Insurance Company that provides your Policy also may provide similar compensation to broker-dealers and other financial intermediaries in order to promote the sale of such Policies. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.

Prospectus	23

Distributions and Taxes

Distributions

The Portfolio distributes substantially all of its net investment income and net realized capital gains to its shareholders each year. Usually, the Portfolio distributes net investment income at the following times:

Declared and paid annually in May:

Net investment income from the Portfolio and net realized long-term and/or short-term capital gains from the Portfolio.

Dividends are paid by the Portfolio in additional full and fractional shares of the Portfolio.

All distributions from net realized long-term and/or short-term capital gains, if any, of the Portfolio, are declared and paid annually in May in additional full and fractional shares of the Portfolio.

Taxes

The Portfolio is treated as a separate corporation, and intends to continue to qualify to be treated as a regulated investment company (RIC), for Federal tax purposes. The Portfolio will be so treated if it meets specified Federal income tax rules, including requirements regarding types of investments, limits on investments, types of income and distributions. The Portfolio that satisfies those requirements is not taxed at the entity level on the net income and net realized gains it distributes to its shareholders.

It is important for the Portfolio to maintain its RIC status (and to satisfy certain other requirements), because the Portfolio shareholders, which are the Variable Accounts, will then be able to use a “look-through” rule in determining whether the Variable Accounts meet the investment diversification rules that apply to them. If the Portfolio failed to meet those diversification rules, owners of Policies indirectly funded through the Portfolio would be taxed immediately on the accumulated investment earnings under their Policies and would lose any benefit of tax deferral. Accordingly, WISC monitors the Portfolio’s compliance with the applicable RIC qualification and Variable Account diversification rules.

You will find additional information in the SAI about Federal income tax considerations generally affecting the Portfolio.

Because the only shareholders of the Portfolio are the Variable Accounts, no further discussion is included here as to the Federal income tax consequences to the Portfolio’s shareholders. For information concerning the Federal tax consequences to Policyowners, see the applicable prospectus for your Policy. Prospective investors are urged to consult with their tax advisors.

24	Prospectus

Ivy Funds Variable Insurance Portfolios

Financial Highlights

The following information is to help you understand the financial performance of the Portfolio’s shares for the fiscal periods shown. Certain information reflects financial results for a single Portfolio share. Total return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and other distributions. This information has been audited by Deloitte & Touche LLP, whose Report of Independent Registered Public Accounting Firm, along with the Portfolio’s financial statements and financial highlights for the fiscal period ended December 31, 2012, is included in the Trust’s Annual Report to Shareholders, which is available upon request.

Prospectus	25

IVY FUNDS VIP	FOR A SHARE OF CAPITAL STOCK

OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Asset Strategy
Year ended 12-31-2012	$9.11	$0.18	(3)	$1.55	$1.73	$(0.11)	$—	$(0.11)
Year ended 12-31-2011	9.91	0.06	(3)	(0.76)	(0.70)	(0.10)	—	(0.10)
Year ended 12-31-2010	9.23	0.09		0.69	0.78	(0.10)	—	(0.10)
Year ended 12-31-2009	8.27	0.08		1.82	1.90	(0.03)	(0.91)	(0.94)
Year ended 12-31-2008	12.32	0.10		(3.29)	(3.19)	(0.05)	(0.81)	(0.86)

(1)	Based on net asset value. Total returns for periods less than one year are not annualized.

(2)	Ratios excluding expense waivers are included only for periods in which the Portfolio had waived or reimbursed expenses.

(3)	Based on average weekly shares outstanding.

26	Prospectus

	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(2)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(2)	Portfolio Turnover Rate
Asset Strategy
Year ended 12-31-2012	$10.73	19.18%	$1,345	1.00%	1.83%	1.01%	1.82%	49%
Year ended 12-31-2011	9.11	-7.21	1,197	0.99	0.62	1.00	0.61	57
Year ended 12-31-2010	9.91	8.68	1,295	1.02	1.07	1.03	1.06	104
Year ended 12-31-2009	9.23	25.04	1,095	1.05	1.17	1.06	1.16	113
Year ended 12-31-2008	8.27	-25.79	678	1.04	1.02	1.05	1.01	190

Prospectus	27

Appendix A: Hypothetical Investment and Expense Information

The following chart provides additional hypothetical information about the effect of the Portfolio’s expenses, including investment advisory fees and other Portfolio costs, on the Portfolio’s assumed returns over a ten-year period.

The chart shows the estimated cumulative expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of shares. The chart also assumes that the Portfolio’s annual expense ratio stays the same throughout the ten-year period and that all dividends and other distributions are reinvested. The annual expense ratio used in the chart is the same as stated in the “Fees and Expenses” table of this Prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below. The chart does not reflect any fees and expenses imposed under the variable annuity contracts or variable life insurance policies through which the Portfolio is offered. If these fees and expenses were reflected, the hypothetical investment returns shown would be lower.

Ivy Funds VIP Asset Strategy

Annual expense ratio			1.01%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 103.01	$10,399.00
2	10,399.00	519.95	10,918.95	107.13	10,813.92
3	10,813.92	540.70	11,354.62	111.40	11,245.40
4	11,245.40	562.27	11,807.67	115.84	11,694.09
5	11,694.09	584.70	12,278.79	120.47	12,160.68
6	12,160.68	608.03	12,768.71	125.27	12,645.89
7	12,645.89	632.29	13,278.19	130.27	13,150.46
8	13,150.46	657.52	13,807.99	135.47	13,675.17
9	13,675.17	683.76	14,358.92	140.87	14,220.81
10	14,220.81	711.04	14,931.85	146.50	14,788.22
Cumulative Total				$1,236.24

28	Prospectus

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

K&L Gates LLP

1601 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

1100 Walnut Street, Suite 3300

Kansas City, Missouri 64106

Investment Manager

Waddell & Reed Investment Management Company

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

888.WADDELL

Underwriter

Waddell & Reed, Inc.

6300 Lamar Avenue

P.O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

888.WADDELL

Transfer Agent

WI Services Company

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

888.WADDELL

Accounting Services Agent

WI Services Company

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

888.WADDELL

Our INTERNET address is:

http://www.waddell.com

Prospectus	29

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS

You can get more information about the Portfolio in the —

■

Statement of Additional Information (SAI), which contains detailed information about the Portfolio, particularly the investment policies and practices. You may not be aware of important information about the Portfolio unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

■

Annual and Semiannual Reports to Shareholders, which detail the Portfolio’s actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during the year covered by the report.

To request a copy of the current SAI or copies of the Portfolio’s most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Trust or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports also may be requested via email at IMCompliance@waddell.com and are available, without charge, at www.waddell.com.

Information about the Portfolio (including the Portfolio’s current SAI and most recent Annual and Semiannual Reports) is available from the SEC’s web site at http://www.sec.gov and also may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC’s Public Reference Room, Room 1580, 100 F Street, N.E., Washington, D.C., 20549-1520. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202.551.8090.

WADDELL & REED, INC.

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

888.WADDELL

The Trust’s SEC file number is: 811-5017.

30	Prospectus

Prospectus

IVY FUNDS VARIABLE

INSURANCE PORTFOLIOS

APRIL 30, 2013

GLOBAL/INTERNATIONAL PORTFOLIO

Ivy Funds VIP International Core Equity

SPECIALTY PORTFOLIO

Ivy Funds VIP Science and Technology

Ivy Funds Variable Insurance Portfolios (Trust) is a management investment company, commonly known as a mutual fund, that has twenty-six separate portfolios (each, a Portfolio, and collectively, the Portfolios), each with separate objectives and investment policies. This Prospectus offers two Portfolios of the Trust.

This Prospectus contains concise information about the Portfolios of which you should be aware before applying for certain variable life insurance policies and variable annuity contracts (collectively, Policies) offered by certain select insurance companies (Participating Insurance Companies). This Prospectus should be read together with the prospectus for the particular Policy.

The Securities and Exchange Commission has not approved or disapproved these securities, or determined whether this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

PORTFOLIO SUMMARY — GLOBAL/INTERNATIONAL PORTFOLIO
3	Ivy Funds VIP International Core Equity

PORTFOLIO SUMMARY — SPECIALTY PORTFOLIO
7	Ivy Funds VIP Science and Technology

11	More About the Portfolios
11	Additional Information about Principal Investment Strategies, Other Investments and Risks
13	Additional Investment Considerations
13	Defining Risks
19	The Management of the Portfolios
21	Buying and Selling Portfolio Shares
26	Distributions and Taxes
27	Financial Highlights
30	Appendix A: Hypothetical Investment and Expense Information

2	Prospectus

Ivy Funds VIP International Core Equity

Objective

To seek to provide capital growth and appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	1.17%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$119	$372	$644	$1,420

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 85% of the average value of its portfolio.

Principal Investment Strategies

Ivy Funds VIP International Core Equity seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities principally traded largely in developed European and Asian/Pacific Basin markets. In seeking to enhance potential return, the Portfolio may invest in issuers located or doing business in countries with new or comparatively underdeveloped economies.

Waddell & Reed Investment Management Company (WRIMCO), the Portfolio’s investment manager, primarily uses a disciplined approach while looking for investment opportunities around the world (including countries with new or comparatively undeveloped economies), preferring what it believes to be cash-generating, well-managed and reasonably valued companies that are exposed to global investment themes which WRIMCO believes will yield above-average growth. WRIMCO uses a top-down, macro thematic approach along with a bottom-up stock selection process, and uses a combination of country analysis, industry dynamics, and individual stock selection in comprising the portfolio. Although the Portfolio may invest in securities issued by companies of any size, it typically has more exposure to securities issued by large cap companies.

Global/International Portfolio	Prospectus	3

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities of that type. For example, WRIMCO may sell a security if it believes the security no longer offers significant growth potential, to reduce its emphasis on a global investment theme, if it believes the management of the company has weakened, and/or there exists political or economic instability in the issuer’s country. WRIMCO also may sell a security to reduce the Portfolio’s holding in that security, to take advantage of what it believes to be more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.

A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:

■	Company Risk. A company may perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

■

Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

■

Foreign Currency Risk. Foreign securities may be denominated in foreign currencies. The value of the Portfolio’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

■

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal and political considerations that may not be associated with the U.S. markets and that could affect the Portfolio’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse foreign tax consequences; different and/or less stringent financial reporting standards; custody; and settlement delays. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate.

■

Large Company Risk. Large capitalization companies may go in and out of favor based on market and economic conditions. Large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies.

■

Management Risk. Portfolio performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Portfolio’s holdings and the Portfolio may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Portfolio’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the net asset values (NAVs) of many mutual funds, including to some extent the Portfolio. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Portfolio.

Performance

The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for the Portfolio. The table shows the average annual total returns for the Portfolio and also compares the performance with those of a broad-based securities market index and a Lipper peer group (a universe of mutual funds with

4	Prospectus	Global/International Portfolio

investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.

Performance prior to September 22, 2003 reflects the performance of the Advantus International Stock Portfolio (predecessor fund) which was reorganized as the Portfolio on September 22, 2003. The Portfolio would have had substantially similar annual returns and would have differed from the predecessor fund only to the extent that the Portfolio had different expenses. Performance prior to September 22, 2003 has not been restated to reflect the estimated annual operating expenses of the Portfolio. If those expenses were reflected, performance of the Portfolio would differ.

Prior to April 30, 2012, the Portfolio’s investment objective was to seek long-term capital growth. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide capital growth and appreciation.

The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call 888.WADDELL for the Portfolio’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 25.64% (the second quarter of 2009) and the lowest quarterly return was -20.48% (the fourth quarter of 2008).

Average Annual Total Returns

as of December 31, 2012	1 Year	5 Years	10 Years
Shares of Ivy Funds VIP International Core Equity	13.33%	-2.51%	9.65%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	17.32%	-3.69%	8.21%
Lipper Variable Annuity International Core Funds Universe Average (net of fees and expenses)	17.56%	-3.50%	7.75%

Investment Adviser

The Portfolio is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Manager

John C. Maxwell, Senior Vice President of WRIMCO, has managed the Portfolio since May 2009.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies to fund benefits payable under the Policies.

The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after the order is received in proper form on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Tax Information

Because the Portfolio currently only sells its shares to separate accounts of Participating Insurance Companies, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.

Global/International Portfolio	Prospectus	5

Payments to Broker-Dealers and other Financial Intermediaries

The Portfolio and its related companies may make payments to a Participating Insurance Company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the Participating Insurance Company or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a Participating Insurance Company to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

6	Prospectus	Global/International Portfolio

Ivy Funds VIP Science and Technology

Objective

To seek to provide growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	1.17%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$119	$372	$644	$1,420

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies

Ivy Funds VIP Science and Technology seeks to achieve its objective by investing primarily in the equity securities of science and technology companies around the globe. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of science or technology companies. Such companies may include companies that, in the opinion of Waddell & Reed Investment Management Company (WRIMCO), the Portfolio’s investment manager, derive a competitive advantage by the application of scientific or technological developments or discoveries to grow their business or increase their competitive advantage. Science and technology companies are companies whose products, processes or services, in the opinion of WRIMCO, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological developments or discoveries. The Portfolio may also invest in companies that utilize science and/or technology as an agent of change to significantly enhance their business opportunities. The Portfolio may invest in securities issued by companies of any size, and may invest without limitation in foreign securities, including securities of issuers within emerging markets.

WRIMCO typically emphasizes growth potential in selecting stocks; that is, WRIMCO seeks companies in which earnings are likely to grow faster than the economy. WRIMCO aims to identify strong secular trends within industries and then applies a largely

Specialty Portfolio	Prospectus	7

bottom-up stock selection process by considering a number of factors in selecting securities for the Portfolio. These may include but are not limited to a company’s growth potential, earnings potential, quality of management, financial statements, industry position/market size potential and applicable economic and market conditions. The Portfolio typically holds a limited number of stocks (generally 45 to 65).

Many companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio will have an indirect exposure to additional foreign markets through investments in these companies.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer significant growth potential, has become overvalued and/or whether the company prospects of the issuer have deteriorated due to a change in management, change in strategy and/or a change in its financial characteristics. WRIMCO may also sell a security to reduce the Portfolio’s holding in that security, to take advantage of what it believes to be more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.

A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:

■	Company Risk. A company may perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

■

Concentration Risk. Because the Portfolio invests more than 25% of its total assets in the science and technology industry, the Portfolio’s performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in this industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. In addition, the Portfolio’s performance may be more volatile than an investment in a portfolio of broad market securities and may underperform the market as a whole, due to the relatively limited number of issuers of science and technology related securities.

■

Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries.

■

Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

■

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal, and political considerations that may not be associated with the U.S. markets and that could affect the Portfolio’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse foreign tax consequences; different and/or less stringent financial reporting standards; custody; and settlement delays. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■

Holdings Risk. The Portfolio typically holds a limited number of stocks (generally 45 to 65), and the Portfolio’s manager also tends to invest a significant portion of the Portfolio’s total assets in a limited number of stocks. As a result, the appreciation or depreciation of any one security held by the Portfolio will have a greater impact on the Portfolio’s net asset value (NAV) than it would if the Portfolio invested in a larger number of securities or if the Portfolio’s manager invested a greater portion of the Portfolio’s total assets in a larger number of stocks.

8	Prospectus	Specialty Portfolio

■

Large Company Risk. Large capitalization companies may go in and out of favor based on market and economic conditions. Large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, return on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies.

■

Liquidity Risk. Generally, a security is liquid if the Portfolio is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Portfolio may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price.

■

Management Risk. Portfolio performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Portfolio’s holdings and the Portfolio may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Portfolio’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Portfolio. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Portfolio.

■

Mid Size Company Risk. Securities of mid capitalization companies may be more vulnerable to adverse developments than those of large companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid capitalization companies may be more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns.

■

Science and Technology Industry Risk. Investment risks associated with investing in science and technology securities, in addition to other risks, include: operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants and obsolescence of existing technology.

■

Small Company Risk. Securities of small capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations and such securities may be more affected than other types of stocks by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.

Performance

The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for the Portfolio. The table shows the average annual total returns for the Portfolio and also compares the performance with those of a broad-based securities market index and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Prior to April 30, 2012, the Portfolio’s investment objective was to seek long-term capital growth. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide growth of capital.

Specialty Portfolio	Prospectus	9

The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call 888.WADDELL for the Portfolio’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 20.14% (the first quarter of 2012) and the lowest quarterly return was -18.81% (the fourth quarter of 2008).

Average Annual Total Returns

as of December 31, 2012	1 Year	5 Years	10 Years
Shares of Ivy Funds VIP Science and Technology	27.83%	5.25%	11.91%
S&P North American Technology Sector Index (reflects no deduction for fees, expenses or taxes)	15.23%	3.54%	9.40%
Lipper Variable Annuity Science & Technology Funds Universe Average (net of fees and expenses)	13.35%	2.08%	8.63%

Investment Adviser

The Portfolio is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Manager

Zachary H. Shafran, Senior Vice President of WRIMCO, has managed the Portfolio since February 2001.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies to fund benefits payable under the Policies.

The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after the order is received in proper form on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Tax Information

Because the Portfolio currently only sells its shares to separate accounts of Participating Insurance Companies, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.

Payments to Broker-Dealers and other Financial Intermediaries

The Portfolio and its related companies may make payments to a Participating Insurance Company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the Participating Insurance Company or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a Participating Insurance Company to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

10	Prospectus	Specialty Portfolio

More about the Portfolios

Additional Information about Principal Investment Strategies, Other Investments and Risks

Ivy Funds VIP International Core Equity: The Portfolio seeks to achieve its objective to provide capital growth and appreciation by investing primarily in equity securities principally traded largely in developed European and Asian/Pacific Basin markets and primarily issued by what WRIMCO believes to be reasonably valued companies with strong cash flows and exposure to global investment themes. WRIMCO also may employ a growth approach by seeking companies whose earnings it believes will grow faster than the economy. Although the Portfolio may invest in securities issued by companies of any size, it typically has more exposure to securities issued by large cap companies. There is no guarantee, however, that the Portfolio will achieve its objective.

The Portfolio invests in a variety of economic sectors and industry segments to seek to reduce the effects of price volatility in any one area. WRIMCO seeks to identify an investment theme, then seeks to determine the most appropriate sectors and geographies to benefit from that theme and finally seeks to find what it believes are reasonably valued companies with improving returns on capital, growth prospects, sound balance sheets and steady cash generation. WRIMCO combines a top-down, macro thematic approach with a bottom-up stock selection process, and uses a combination of country analysis (economic growth, money flows, business cycle, interest rates, political climate, and currencies), industry dynamics (growth opportunities, competitive dynamics, cyclical sensitivity, and economic returns), and individual stock selection (strong free cash flow, strengthening fundamentals, solid or improving competitive advantage, higher expected returns, value relative to peers, and improving growth prospects) in composing the portfolio. Many companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have an indirect exposure to additional foreign markets through investments in these companies.

The Portfolio may use forward contracts in seeking to manage its exposure (increase or decrease) to various foreign currencies. The Portfolio may also use a range of derivative investment techniques in seeking to hedge or manage broad or specific equity market movements or to increase or decrease exposure to specific sectors, countries and/or currencies.

The Portfolio may from time to time take a temporary defensive position, and invest without limit in government securities, investment-grade debt securities, and cash and cash equivalents such as commercial paper, short-term notes and other money market securities. However by taking a temporary defensive position the Portfolio may not achieve its investment objective.

Principal Risks. An investment in Ivy Funds VIP International Core Equity is subject to various risks, including the following:

■ Company Risk ■ Emerging Market Risk ■ Foreign Currency Risk ■ Foreign Securities Risk	■ Large Company Risk ■ Management Risk ■ Market Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Funds VIP International Core Equity may be subject to other, non-principal risks, including the following:

■ Derivatives Risk ■ Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk ■ Foreign Exposure Risk ■ Growth Stock Risk	■ Holdings Risk ■ Mid Size Company Risk ■ Small Company Risk ■ Value Stock Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.

Ivy Funds VIP Science and Technology: The Portfolio seeks to achieve its objective to provide growth of capital by investing primarily in the equity securities of science and technology companies around the globe. Science and technology companies are companies whose products, processes or services, in WRIMCO’s opinion, are being, or are expected to be, significantly benefited by the use or commercial application of scientific or technological developments or discoveries. As well, the Portfolio may invest in companies that utilize science and/or technology as an agent of change to significantly enhance their business opportunities. The Portfolio may invest in securities issued by companies of any size, and may invest without limitation in foreign securities, including

Prospectus	11

securities of issuers within emerging markets. The Portfolio may invest in any geographic area. Many companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio will have an indirect exposure to additional foreign markets through investments in these companies. There is no guarantee, however, that the Portfolio will achieve its objective.

In its selection of securities for investment by the Portfolio, WRIMCO aims to identify companies that it believes to be benefiting from the world’s strongest secular economic trends, and then applies its largely bottom-up research to identify what it believes are the best holdings for the Portfolio.

The Portfolio may invest in, but is not limited to, areas such as:

Science:

■ pharmaceuticals ■ medical technology equipment ■ biotechnology	■ genomics ■ proteomics ■ healthcare services

Technology:

■ semiconductors ■ computer hardware ■ computer services ■ software ■ networking ■ telecommunication services ■ defense electronics	■ entertainment ■ content media ■ data processing ■ internet ■ energy efficiency ■ alternative energy

The Portfolio primarily owns common stocks; however, it may invest, to a lesser extent, in preferred stocks, debt securities and convertible securities. The Portfolio may invest up to 20% of its total assets in non-investment grade fixed income securities, which are securities rated BB+ or lower by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by WRIMCO to be of comparable quality, which may include convertible securities.

The Portfolio may use a range of derivative investment techniques, typically options, both written and purchased, on individual equity securities owned by the Portfolio and on equity indices, in seeking to hedge various market risks and/or individual security risk as well as to enhance return. The Portfolio may also use derivatives in seeking to gain exposure to a particular security. The Portfolio may use foreign currency exchange transactions and forward foreign currency contracts in seeking to hedge or manage the Portfolio’s exposure to foreign currencies of securities held in the Portfolio. The Portfolio may invest in exchange-traded funds (ETFs) as a means to invest cash effectively.

When WRIMCO believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in U.S. government securities or other debt securities, mostly of investment grade. However, by taking a temporary defensive position, the Portfolio may not achieve its investment objective. The Portfolio may also hedge its foreign currency exposure, when applicable.

Principal Risks. An investment in Ivy Funds VIP Science and Technology is subject to various risks, including the following:

■ Company Risk ■ Concentration Risk ■ Emerging Market Risk ■ Foreign Exposure Risk ■ Foreign Securities Risk ■ Growth Stock Risk ■ Holdings Risk	■ Large Company Risk ■ Liquidity Risk ■ Management Risk ■ Market Risk ■ Mid Size Company Risk ■ Science and Technology Industry Risk ■ Small Company Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Funds VIP Science and Technology may be subject to other, non-principal risks, including the following:

■ Derivatives Risk ■ Foreign Currency Exchange Transactions and Forward Currency Contracts Risk ■ Foreign Currency Risk	■ Initial Public Offering Risk ■ Investment Company Securities Risk ■ Low-Rated Securities Risk

12	Prospectus

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.

Additional Investment Considerations

The objective(s) and investment policies of each Portfolio may be changed by the Trust’s Board of Trustees (Board) without a vote of the Portfolio’s shareholders, unless a policy or restriction is otherwise described as a fundamental policy in the SAI.

Because each Portfolio owns different types of investments, its performance will be affected by a variety of factors. The value of each Portfolio’s investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. Performance will also depend on the skill of WRIMCO in selecting investments. As with any mutual fund, you could lose money on your investment.

Each Portfolio also may invest in and use certain other types of securities and instruments in seeking to achieve its objective(s). For example, each Portfolio may invest in options, futures contracts and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Certain types of each Portfolio’s authorized investments and strategies, such as derivative instruments, foreign securities, junk bonds and commodities, including precious metals, involve special risks. Depending on how much a Portfolio invests or uses these strategies, these special risks may become significant.

Certain types of mortgage-backed and asset-backed securities may experience significant valuation uncertainties, greater volatility, and significantly less liquidity due to the sharp rise of foreclosures on home loans secured by subprime mortgages in recent years. Subprime mortgages have a higher credit risk than prime mortgages, as the credit criteria for obtaining a subprime mortgage is more flexible than that used with prime borrowers. To the extent that a Portfolio invests in securities that are backed by pools of mortgage loans, the risk to the Portfolio may be significant. Other asset-backed securities also may experience significant valuation uncertainties, increased volatility, and significantly reduced liquidity.

Each Portfolio may actively trade securities in seeking to achieve its objective(s). Factors that can lead to active trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain a Portfolio’s market capitalization target of the securities in the Portfolio’s holdings and the need to sell a security to meet redemption activity. Actively trading securities may increase transaction costs (which may reduce performance) and increase realized gains that a Portfolio must distribute.

Each of the Portfolios generally seeks to be fully invested, except to the extent that it takes a temporary defensive position. In addition, at times, WRIMCO may invest a portion of the Portfolio’s assets in cash or cash equivalents if WRIMCO is unable to identify and acquire a sufficient number of securities that meet WRIMCO’s selection criteria for implementing the Portfolio’s investment objective(s), strategies and policies.

You will find more information in the SAI about each Portfolio’s permitted investments and strategies, as well as the restrictions that apply to them.

A description of the Portfolios’ policies and procedures with respect to the disclosure of their securities holdings is available in the SAI.

Portfolio holdings can be found at www.waddell.com. Alternatively, a complete schedule of portfolio holdings of each Portfolio for the first and third quarters of each fiscal year is filed with the Securities and Exchange Commission (SEC) on the Trust’s Form N-Q. These holdings may be viewed in the following ways:

■	On the SEC’s website at http://www.sec.gov.

■	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 202.551.8090.

Defining Risks

Company Risk — An individual company may perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

Prospectus	13

Concentration Risk — If a Portfolio invests more than 25% of its total assets in a particular industry, the Portfolio’s performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in a single industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector or company.

Derivatives Risk — A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of another security, index, asset, rate or event. Derivatives are traded either on an organized exchange or OTC. Futures contracts, options and swaps are common types of derivatives that a Portfolio may occasionally use. A futures contract is an agreement to buy or sell a security or other instrument, index or commodity at a specific price on a specific date. An option is the right to buy or sell a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an agreement involving the exchange by a Portfolio with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified amount. Swaps include options on commodities, caps, floors, collars and certain forward contracts. Some swaps currently are, and more in the future will be, centrally settled (“cleared”).

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Portfolio’s NAV and the risk that fluctuations in the value of the derivatives may not correlate with securities markets or the underlying asset upon which the derivative’s value is based. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of WRIMCO as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. Derivatives also may be subject to counterparty risk, which includes the risk that a Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Portfolio’s investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited.

Each Portfolio may enter into credit default swap contracts for hedging or investment purposes. A Portfolio may either sell or buy credit protection under these contracts. Swap instruments may shift a Portfolio’s investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the referenced assets that underlie the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments.

Certain derivatives transactions are not entered into or traded on exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty. Where no such counterparty is available for a desired transaction, a Portfolio will be unable to enter into the transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Portfolio may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Portfolio would bear greater risk of default by the counterparties to such transactions. When traded on foreign exchanges, derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is generally less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar exchange or clearinghouse guarantee. In all such transactions, the Portfolio bears the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Portfolio. A Portfolio will enter into transactions in derivative instruments only with counterparties that WRIMCO reasonably believes are capable of performing under the contract. WRIMCO may seek to manage counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice to do so for the particular type of derivative; however, there is no guarantee that such documentation will have the intended effect.

14	Prospectus

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) resulted in historic and comprehensive statutory reform of derivatives, including the manner in which derivatives are designed, negotiated, reported, executed or cleared and regulated.

The Dodd-Frank Act requires the SEC and the Commodity Futures Trading Commission (CFTC) to establish regulations with respect to security-based swaps (e.g., derivatives based on an equity) and swaps (e.g., derivatives based on a broad-based index or commodity), respectively, and the markets in which these instruments trade. Generally, all futures will continue to be regulated by the CFTC, and all swaps and security-based swaps are subject to CFTC and SEC jurisdiction, respectively. However, security futures, which are futures on a single equity security or a narrow-based securities index, and mixed swaps, which have elements of both a swap and a security-based swap, are subject to joint CFTC-SEC jurisdiction. In addition, with respect to security-based swap agreements, which include swaps on a broad-based securities index, the SEC asserts anti-fraud, anti-manipulation and insider trading prohibition jurisdiction, even though the CFTC has regulatory jurisdiction over transactions involving such agreements.

Specifically, the SEC and CFTC are required to mandate by regulation under certain circumstances that certain derivatives, previously traded OTC, be executed in a regulated, transparent market and settled by means of a central clearing house. The Dodd-Frank Act also requires the CFTC or the SEC, in consultation with banking regulators, to establish capital requirements as well as requirements for margin on uncleared derivatives in certain circumstances that will be clarified by rules that the CFTC or SEC will promulgate in the future. All derivatives are to be reported to a swap repository.

The extent and impact of the new regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivatives transactions, require more assets of a Portfolio to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Portfolio to enter into certain types of derivative transactions, or could limit a Portfolio’s ability to pursue its investment strategies.

Emerging Market Risk — Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of those countries may have failed in the past to recognize private property rights and have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Portfolio’s investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make a Portfolio’s investments in such countries illiquid and more volatile than investments in more developed countries, and the Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Foreign Currency Risk — Foreign securities may be denominated in foreign currencies. The value of a Portfolio’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk — The Portfolios may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent WRIMCO’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between a Portfolio’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Portfolio. An imperfect correlation of this type may prevent the Portfolios from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

Foreign Exposure Risk — The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

Prospectus	15

Foreign Securities Risk — Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the U.S. markets and that could affect a Portfolio’s performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the United States. Foreign investing also may involve brokerage costs and tax considerations that are not usually present in the U.S. markets.

Other factors that can affect the value of a Portfolio’s foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers, and the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Portfolio to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines).

To the extent that a Portfolio invests in sovereign debt instruments, the Portfolio is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Portfolio may have limited recourse against the issuing government or agency. Financial markets have recently experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain European countries.

Growth Stock Risk — Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Holdings Risk — If a Portfolio typically holds a small number of stocks, or if a Portfolio’s manager(s) tend to invest a significant portion of a Portfolio’s total assets in a limited number of stocks, the appreciation or depreciation of any one security held by the Portfolio will have a greater impact on the Portfolio’s NAV than it would if the Portfolio invested in a larger number of securities or if the Portfolio’s manager(s) invested a greater portion of the Portfolio’s total assets in a larger number of stocks. Although that strategy has the potential to generate attractive returns over time, it also may increase the Portfolio’s volatility.

Initial Public Offering Risk — Investments in IPOs can have a significant positive impact on a Portfolio’s performance; however, the positive effect of investments in IPOs may not be sustainable because of a number of factors. For example, a Portfolio may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, a Portfolio may not be able to buy the shares at the commencement of the offering, and the general availability and performance of IPOs are dependent on market psychology and economic conditions. To the extent that IPOs have a significant impact on a Portfolio’s performance, this may not be able to be replicated in the future. The relative performance impact of IPOs on a Portfolio is also likely to decline as the Portfolio grows.

Investment Company Securities Risk — The risks of investment in other investment companies typically reflect the risks of the types of securities in which the investment companies invest. As a shareholder in an investment company, a Portfolio would bear its pro rata share of that investment company’s expenses, which could result in duplication of certain fees, including management and administrative fees.

Certain Portfolios may invest in ETFs as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and other commodities without purchasing them directly. Since many ETFs are a type of investment company, a Portfolio’s purchases of shares of such ETFs are subject to the Portfolio’s investment restrictions regarding investments in other investment companies.

ETFs have a market price that reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs and closed-end funds. In addition, an asset management fee is charged in connection with the management of the ETF’s or the closed-end fund’s portfolio (which is in addition to the investment management fee paid by a Portfolio).

Investments in an ETF or a closed-end fund generally present the same primary risks as investments in conventional funds, which are not exchange-traded. The price of an ETF or a closed-end fund can fluctuate, and a Portfolio could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s or a closed-end fund’s shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF’s or a closed-end

16	Prospectus

fund’s shares may not develop or be maintained; or (iii) trading of an ETF’s or a closed-end fund’s shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Large Company Risk — Large capitalization companies may go in and out of favor based on market and economic conditions. Large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies.

Liquidity Risk — Generally, a security is liquid if a Portfolio is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies, foreign companies, companies in emerging markets or certain instruments such as derivatives are subject to a variety of risks, including potential lack of liquidity. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, a Portfolio may not be able to dispose of illiquid securities at a favorable time or price.

Low-Rated Securities Risk — In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken a Portfolio’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

Management Risk — WRIMCO applies a Portfolio’s investment strategies and selects securities for the Portfolio in seeking to achieve the Portfolio’s investment objective(s). Securities selected by the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Portfolio. In general, investment decisions made by WRIMCO may not produce the anticipated returns, may cause the Fund’s shares to lose value or may cause the Portfolio to perform less favorably than other mutual funds with investment objectives similar to the investment objective(s) of the Portfolio.

Market Risk — All securities and other investments may be subject to adverse trends in the markets. Securities are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. The value of assets or income from a Portfolio’s investments may be adversely affected by inflation or changes in the market’s expectations regarding inflation. In addition, prices are affected by the outlook for overall corporate profitability. In the municipal securities markets, securities backed by current or anticipated revenues from a specific project or specific asset may be adversely impacted by declines in revenue collection from the project or asset. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Portfolio.

The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Liquidity in some markets has decreased and credit has become scarcer worldwide. Recent regulatory changes, including the Dodd-Frank Act and the introduction of new international capital and liquidity requirements under the Basel III Accords (Basel III), may cause lending activity within the financial services sector to be constrained for several years as Basel III rules phase in and rules and regulations are promulgated and interpreted under the Dodd-Frank Act. These market conditions may continue or deteriorate further and may add significantly to the risk of short-term volatility in a Portfolio. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken a number of steps in an attempt to support financial markets. Withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces or to project the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Changes in market conditions will not have the same impact on all types of securities.

Prospectus	17

In addition, since 2010, the risks of investing in certain foreign government debt have increased dramatically as a result of the ongoing European debt crisis, which began in Greece and has begun to spread throughout various other European countries. These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the global securities markets and it is impossible to predict the effects of these or similar events in the future on the Portfolios, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Portfolios.

Mid Size Company Risk — Securities of mid capitalization companies may be more vulnerable to adverse developments than those of large companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid capitalization companies may be more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns.

Science and Technology Industry Risk — Investment risks associated with investing in science and technology securities, in addition to other risks, include a company’s operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, and aggressive pricing of products and services, as well as new market entrants and obsolescence of existing technology.

Small Company Risk — Securities of small capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be more affected than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.

Value Stock Risk — Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of WRIMCO, undervalued. The value of a security believed by WRIMCO to be undervalued may never reach what is believed to be its full value, or such security’s value may decrease.

18	Prospectus

The Management of the Portfolios

Portfolio Management

The Portfolios are managed by WRIMCO, subject to the authority of the Board. WRIMCO provides investment advice to each of the Portfolios and supervises each Portfolio’s investments. WRIMCO and/or its predecessor have served as investment manager to the Portfolios since their inception and to each of the registered investment companies within Waddell & Reed Advisors Funds and InvestEd Portfolios since their inception. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. WRIMCO had approximately $40.3 billion in assets under management as of December 31, 2012.

Ivy Funds VIP International Core Equity: John C. Maxwell is primarily responsible for the day-to-day management of Ivy Funds VIP International Core Equity and has held his Fund responsibilities since May 27, 2009, when WRIMCO assumed direct investment management responsibilities of the Fund’s portfolio from Templeton Investment Counsel, LLC, the Fund’s former investment subadvisor. Mr. Maxwell is Senior Vice President of WRIMCO and Ivy Investment Management Company (IICO), an affiliate of WRIMCO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. He joined WRIMCO in 1998 initially serving as an investment analyst and has served as assistant portfolio manager for funds managed by IICO and WRIMCO since July 2003 and has served as a portfolio manager since February 2006. In 2004, Mr. Maxwell began assisting the international group of IICO and WRIMCO as an investment analyst. Mr. Maxwell earned a BS degree from the University of Kentucky, and an MBA from the Johnson Graduate School of Management, Cornell University. He is a Chartered Financial Analyst.

Ivy Funds VIP Science and Technology: Zachary H. Shafran is primarily responsible for the day-to-day management of Ivy Funds VIP Science and Technology. Mr. Shafran has held his responsibilities for Ivy Funds VIP Science and Technology since February 2001. He is Senior Vice President of WRIMCO and IICO, Vice President of the Trust and Vice President of and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. Effective April 2010, Mr. Shafran was appointed the Global Director of Equity and Fixed Income Research for WRIMCO and IICO. Mr. Shafran has served as a portfolio manager for investment companies managed by WRIMCO or IICO since January 1996. He served as an investment analyst with WRIMCO and its predecessor from June 1990 to January 1996. Mr. Shafran earned a Bachelor of Business Administration and an MBA from the University of Missouri at Kansas City.

Additional information regarding the portfolio managers, including information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities, is included in the SAI.

Other members of WRIMCO’s investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the investments of the Portfolios.

Management and Other Fees

Like all mutual funds, the Portfolios pay fees related to their daily operations. Expenses paid out of each Portfolio’s assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each Portfolio pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each Portfolio also pays other expenses, which are explained in the SAI.

The management fee is payable at the annual rates of:

Ivy Funds VIP International Core Equity and Ivy Funds VIP Science and Technology: 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.

Effective October 1, 2006, and at least through September 30, 2016, the investment management fee rates for certain Portfolios are reduced pursuant to a management fee waiver as follows:

Ivy Funds VIP Science and Technology: 0.83% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.

Prospectus	19

For the fiscal year ended December 31, 2012, management fees (net of waivers) for each Portfolio as a percent of each such Portfolio’s average net assets are as follows:

Net Management Fees Paid
Ivy Funds VIP International Core Equity	0.85%
Ivy Funds VIP Science and Technology	0.83%

A discussion regarding the basis of the approval by the Board of the renewal of the advisory contract of each of the Portfolios is available in the Trust’s Annual Report to Shareholders for the period ended December 31, 2012.

The Trust has adopted a Service Plan (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Portfolio may pay daily a fee to Waddell & Reed, Inc. (Waddell & Reed), an affiliate of WRIMCO and the Trust’s principal underwriter, in an amount not to exceed 0.25% of the Portfolio’s average annual net assets. The fee is to be paid to compensate Waddell & Reed and unaffiliated third parties for amounts expended in connection with the provision of personal services to Policyowners. These fees are paid out of the Portfolio’s assets on an on-going basis, and over time, these fees will increase the cost of the investment and may cost you more than paying other types of sales charges.

In addition to commissions, Nationwide Life Insurance Company (Nationwide) and Minnesota Life Insurance Company (Minnesota Life) each pay Waddell & Reed compensation for providing administrative and marketing services. Nationwide pays compensation to Waddell & Reed on a monthly basis in an amount equal to 0.238% annually of the average daily account value of all variable annuity assets for Nationwide products distributed by Waddell & Reed prior to January 1, 2012, and 0.22% annually of the average daily account value of all variable annuity assets for Nationwide products distributed by Waddell & Reed after January 1, 2012. Minnesota Life pays compensation to Waddell & Reed on a quarterly basis in an amount equal to 0.25% annually of the average daily account value of all variable annuity assets for products distributed by Waddell & Reed.

Regulatory Matters

On July 24, 2006, WRIMCO, Waddell & Reed, Inc. and Waddell & Reed Services Company (collectively, W&R) reached a settlement with the SEC to resolve proceedings brought in connection with its investigation of frequent trading and market timing in certain funds within Waddell & Reed Advisors Funds.

Under the terms of the SEC’s cease-and desist order (SEC Order), pursuant to which W&R neither admitted nor denied any of the findings contained therein, among other provisions W&R agreed to pay $40 million in disgorgement and $10 million in civil money penalties.

The SEC Order further requires that the $50 million in settlement amounts will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with W&R, and that is agreed to by the SEC staff and for which the distribution methodology is acceptable to the Funds’ Disinterested Trustees. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which shareholders of certain Funds shall receive their proportionate share of losses, if any, suffered by those Funds due to market timing. Therefore, it is not currently possible to specify which particular Fund shareholders or groups of Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The foregoing is only a summary of the SEC Order. A copy of the SEC Order is available on the SEC’s website at http://www.sec.gov.

20	Prospectus

Buying and Selling Portfolio Shares

WHO CAN BUY SHARES OF THE PORTFOLIOS

Shares of the Portfolios are currently sold to the separate accounts of Participating Insurance Companies (Variable Accounts) to fund benefits payable under the Policies under the Trust’s “Mixed and Shared” Exemptive Order (Order). Permitting both variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio is known as “mixed funding.” Shares of the Portfolios are not sold to individual investors.

The Variable Accounts purchase shares of a Portfolio in accordance with Variable Account allocation instructions received from Policyowners. A Portfolio then uses the proceeds to buy securities for its portfolio.

Because Policies may have different provisions with respect to the timing and method of purchases and exchanges, Policyowners should contact their Participating Insurance Company directly for details concerning these transactions.

Please check with your Participating Insurance Company to determine if a Portfolio is available under your Policy. This Prospectus should be read in conjunction with the prospectus of the Variable Account of your specific Policy.

The Portfolios currently do not foresee any disadvantages to Policyowners arising out of the fact that the Portfolios may offer their shares to the Variable Accounts to fund benefits of their Policies. Nevertheless, as a condition of the Order, the Board will monitor events in order to identify any material irreconcilable conflicts that may arise (such as those arising from tax or other differences) and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more Variable Accounts might be required to withdraw their investments in one or more of the Portfolios and shares of another fund may be substituted. This might force a Portfolio to sell its securities at disadvantageous prices.

The principal underwriter of the Portfolios is Waddell & Reed.

Purchase Price

The purchase price of each share of a Portfolio is its NAV next determined after the order is received in good order by the Portfolio or its agent. No sales charge is imposed on the purchase of a Portfolio’s shares; however, your Policy may impose a sales charge. The NAV for a share of a Portfolio is determined by dividing the total market value of the securities and other assets of a Portfolio, less the liabilities of the Portfolio, by the total number of outstanding shares of the Portfolio. In general, NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE), normally 4 p.m. Eastern Time, on each day the NYSE is open for trading. Each Portfolio may reject any order to buy shares and may suspend the sale of shares at any time.

Net Asset Value

In the calculation of a Portfolio’s NAV:

■

The securities held by the Portfolio that are traded on an exchange are ordinarily valued at the last sale price on each day prior to the time of valuation as reported by the principal securities exchange on which the securities are traded or, if no sale is recorded, the average of the last bid and asked prices.

■

Stocks that are traded over-the-counter are valued using the NASDAQ Official Closing Price (NOCP), as determined by NASDAQ, or, lacking an NOCP, the last current reported sales price as of the time of valuation on NASDAQ or, lacking any current reported sales on NASDAQ, at the time of valuation at the average of the last bid and asked prices.

■

Bonds (including foreign bonds), convertible bonds, municipal bonds, U.S. government securities, mortgage-backed securities and swap agreements are ordinarily valued according to prices quoted by an independent pricing service.

■	Short-term debt securities are valued at amortized cost, which approximates market value.

■	Precious metals are valued at the last traded spot price for the appropriate metal immediately prior to the time of valuation.

■	Other investment assets for which market prices are unavailable or are not reflective of current market value are valued at their fair value by or at the direction of the Board, as discussed below.

The NAV per share of each Portfolio is normally computed daily as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a Portfolio may be priced at the close of the regular session of any other securities or commodities exchange on which that instrument is traded.

Prospectus	21

As noted in this Prospectus, certain Portfolios may invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of a Portfolio’s shares may be significantly affected on days when the Portfolio does not price its shares and when you are not able to purchase or redeem the Portfolio’s shares.

When a Portfolio believes a reported market price for a security does not reflect the amount the Portfolio would receive on a current sale of that security, the Portfolio may substitute for the market price a fair-value determination made according to procedures approved by the Board. A Portfolio also may use these procedures to value certain types of illiquid securities. In addition, fair value pricing generally will be used by a Portfolio if the exchange on which a security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the Portfolio’s NAV is calculated.

A Portfolio also may use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. Some Portfolios, such as Ivy Funds VIP International Core Equity, which may invest a significant portion of their assets in foreign securities, also may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Portfolio share prices that may not reflect developments in foreign securities or derivatives markets that occurred after the close of such market but prior to the pricing of Portfolio shares. In that case, such securities investments may be valued at their fair values as determined according to the procedures approved by the Board. Significant events include, but are not limited to, (1) events impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant U.S. or foreign market fluctuations.

The Portfolios have retained a third-party pricing service (the Service) to assist in fair valuing foreign securities and foreign derivatives (collectively, Foreign Securities), if any, held by the Portfolios. The Service conducts a screening process to indicate the degree of confidence, based on historical data, that the closing price in the principal market where a Foreign Security trades is not the current market value as of the close of the NYSE. For foreign securities where Waddell & Reed Services Company, each Portfolio’s transfer agent, doing business as WI Services Company (WISC), in accordance with guidelines adopted by the Board, believes, at the approved degree of confidence, that the price is not reflective of current market price, WISC may use the indication of fair value from the Service to determine the fair value of the Foreign Securities. The Service, the methodology or the degree of certainty may change from time to time. The Board regularly reviews, and WISC regularly monitors and reports to the Board, the Service’s pricing of the Portfolio’s Foreign Securities, as applicable.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event — thus potentially alleviating arbitrage opportunities with respect to Portfolio shares. Another effect of fair valuation on a Portfolio is that the Portfolio’s NAV will be subject, in part, to the judgment of the Board or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a Portfolio purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. The use of fair value pricing also may affect all shareholders in that if redemption proceeds or other payments based on the valuation of Portfolio assets were paid out differently due to fair value pricing, all shareholders will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see “Market Timing Policy.”

SELLING SHARES

Shares of the Portfolios may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received in good order by the Portfolio or its agent. The value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Portfolio’s investments at the time of the redemption.

Because Policies may have different provisions with respect to the timing and method of redemptions, Policyowners should contact their Participating Insurance Company directly for details concerning these transactions.

22	Prospectus

Redemptions are made at the NAV per share of the Portfolio next determined after receipt of the request to redeem from the Participating Insurance Company. Payment is generally made within seven days after receipt of a proper request to redeem. No fee is charged to any Participating Insurance Company upon redemption of Portfolio shares. The Trust may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period if any of the following conditions exist:

■	the NYSE is closed other than customary weekend and holiday closings or trading on the NYSE is restricted

■	the SEC has determined that a state of emergency exists which may make payment or transfer not reasonably practicable

■	the SEC has permitted suspension of the right of redemption of shares for the protection of the security holders of the Trust

■	applicable laws and regulations otherwise permit the Trust to suspend payment on the redemption of shares

Redemptions are ordinarily made in cash.

Except as otherwise noted, and via the Participating Insurance Company, a Policyowner may indirectly sell shares and buy shares of another Portfolio within the Trust, also known as a transfer or an exchange privilege.

Market Timing Policy

The Portfolios are intended for long-term investment purposes. The Trust and/or the Participating Insurance Companies will take steps to seek to deter frequent purchases and/or redemptions in Portfolio shares (market timing activities). Market timing activities, especially those involving large dollar amounts, may disrupt Portfolio investment management and may increase expenses and negatively impact investment returns for all Portfolio shareholders, including long-term shareholders. Market timing activities also may increase the expenses of WISC and/or Waddell & Reed, thereby indirectly affecting the Portfolio’s shareholders.

Certain Portfolios may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a Portfolio, such as Ivy Funds VIP International Core Equity, invests a significant portion of its assets in foreign securities, the Portfolio may be susceptible to a time zone arbitrage strategy in which investors seek to take advantage of Portfolio share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Portfolio shares. A Portfolio that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage). Price arbitrage is more likely to occur in a Portfolio that invests a significant portion of its assets in small cap companies, or in a Portfolio that invests a significant portion of its assets in high-yield fixed income securities.

To discourage market timing activities by investors, the Board has adopted a market timing policy and has approved the procedures of WISC, the Portfolios’ transfer agent, for implementing this policy. WISC’s procedures reflect the criteria that it has developed for purposes of identifying trading activity in Portfolio shares that may be indicative of market timing activities and outline how WISC will monitor transactions in Portfolio shares. In its monitoring of trading activity in Portfolio shares, on a periodic basis, WISC typically reviews Portfolio share transactions that exceed certain monetary thresholds and/or numerical transaction limits within a particular time period.

WISC will follow, monitor, and enforce excessive trading policies and procedures approved by the Board. Please see an example detailed below of trading activity that would be considered excessive and in violation of the Portfolios’ market timing policy:

WISC will monitor the number of roundtrip transactions in Portfolio shares. Any Policyowner that has more than two transactions that are considered a change in direction relative to a Portfolio within a time period determined by WISC may be restricted from making additional purchases of Portfolio shares. A change in direction is defined as any exchange or sale out of a Portfolio and a second change in direction is an exchange or purchase back into that Portfolio. Policyowners who reach this limit may be blocked from making additional purchases for 60 days. A second violation can result in a permanent block.

This example is not all inclusive of the trading activity that may be deemed to violate the Portfolios’ market timing policy and any trade that is determined as disruptive can lead to a temporary or permanent suspension of trading privileges, in WISC’s sole discretion.

In its attempt to identify market timing activities, WISC considers many factors, including (but not limited to) the example detailed above, and the frequency, size and/or timing of the investor’s transactions in Portfolio shares. If WISC identifies what it believes to be market timing activities, WISC and/or Waddell & Reed will coordinate with the applicable Participating Insurance Company so

Prospectus	23

that it may notify the investors involved, reject or restrict a purchase or exchange order and/or prohibit those investors from making further purchases allocated to Portfolio shares. The Portfolios also may restrict their exchange privileges in order to protect Policyowners. Transactions placed in violation of the Portfolios’ market timing policy are not deemed accepted by the applicable Portfolio and may be cancelled or revoked by the Portfolio on the next business day following receipt by the Portfolio.

Due to the complexity and subjectivity involved in identifying market timing activities and the volume of shareholder transactions that WISC processes, there can be no assurance that the Portfolios’ and WISC’s policies and procedures will identify all trades or trading practices that may be considered market timing activity. WISC may modify its procedures for implementing the Portfolios’ market timing policy and/or its monitoring criteria at any time without prior notice. The Portfolios, WISC and/or Waddell & Reed shall not be liable for any loss resulting from rejected purchase orders or exchanges.

A Portfolio seeks to apply its market timing policy uniformly to all shareholders and prospective investors. Although the Portfolios, Waddell & Reed and WISC make efforts to monitor for market timing activities and will seek the assistance of the Participating Insurance Companies through which Portfolio shares are purchased or held, the Portfolios cannot always identify or detect excessive trading that may be facilitated by a Participating Insurance Company or made difficult to identify by the use of omnibus accounts by the Participating Insurance Companies, mainly due to the fact that the Participating Insurance Companies maintain the underlying Policyowner account, and the Portfolio must analyze omnibus account level activity and then request additional shareholder level activity on the underlying investors where omnibus account level activity warrants further review. Accordingly, there can be no assurance that the Portfolios will be able to eliminate all market timing activities.

Apart from actions taken by a Portfolio, Policyowners also may be subject to restrictions imposed under their Policies with respect to short-term trading and the trading restrictions imposed by the Participating Insurance Companies that maintain the underlying account(s).

A Portfolio’s market timing policy, in conjunction with the use of fair value pricing, is intended to reduce a Policyowner’s ability to engage in market timing activities, although there can be no assurance that a Portfolio will eliminate market timing activities.

Additional Compensation to Intermediaries

Waddell & Reed and/or its affiliates (collectively, Waddell) may make payments for marketing, promotional or related services by:

■	Participating Insurance Companies for whose Policies the Portfolios are underlying investment options or

■	broker-dealers and other financial intermediaries that sell Policies that include the Portfolios as underlying investment options.

These payments are often referred to as “revenue sharing payments.” The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Portfolios on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from Waddell’s own profits and may be in addition to any Rule 12b-1 payments, if applicable, that are paid by the Portfolios. Because revenue sharing payments are paid by Waddell, and not from the Portfolios’ assets, the amount of any revenue sharing payments is determined by Waddell.

In addition to the revenue sharing payments described above, Waddell may offer other incentives to sell Policies for which the Portfolios are investment options in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals.

The recipients of such incentives may include:

■	financial advisors affiliated with Waddell;

■	broker-dealers and other financial intermediaries that sell such Policies and

■	insurance companies that include shares of the Portfolios as underlying investment options.

Payments may be based on current or past sales of Policies investing in shares of the Portfolios, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for a Participating Insurance Company or intermediary or their employees or associated persons to recommend a particular Policy for which the Portfolios are underlying investment options instead of recommending options offered by competing insurance companies.

In addition, Waddell may compensate Participating Insurance Companies for administrative and shareholder services provided to Policyowners.

24	Prospectus

Notwithstanding the additional compensation described above, WRIMCO and all subadvisers to the Portfolios are prohibited from considering a broker-dealer’s sale of any of the Portfolios’ shares, or the inclusion of the Portfolios in a Policy provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for execution of Portfolio transactions.

Portfolio transactions nevertheless may be executed with broker-dealers who coincidentally may have assisted customers in the purchase of Policies for which the Portfolios are underlying investment options, issued by Participating Insurance Companies, although neither such assistance nor the volume of shares sold of the Portfolios or any affiliated investment company is a qualifying or disqualifying factor in WRIMCO’s or a subadvisor’s selection of such broker-dealer for portfolio transaction execution.

The Participating Insurance Company that provides your Policy also may provide similar compensation to broker-dealers and other financial intermediaries in order to promote the sale of such Policies. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.

Prospectus	25

Distributions and Taxes

Distributions

Each Portfolio distributes substantially all of its net investment income and net realized capital gains to its shareholders each year. Usually, a Portfolio distributes net investment income at the following times:

Declared and paid annually in May:

Net investment income from all other Portfolios and net realized long-term and/or short-term capital gains from all Portfolios.

Dividends are paid by each Portfolio in additional full and fractional shares of the Portfolio.

All distributions from net realized long-term and/or short-term capital gains, if any, of each Portfolio, are declared and paid annually in May in additional full and fractional shares of the Portfolio.

Taxes

Each Portfolio is treated as a separate corporation, and intends to continue to qualify to be treated as a regulated investment company (RIC), for Federal tax purposes. A Portfolio will be so treated if it meets specified Federal income tax rules, including requirements regarding types of investments, limits on investments, types of income and distributions. A Portfolio that satisfies those requirements is not taxed at the entity level on the net income and net realized gains it distributes to its shareholders.

It is important for each Portfolio to maintain its RIC status (and to satisfy certain other requirements), because the Portfolio shareholders, which are the Variable Accounts, will then be able to use a “look-through” rule in determining whether the Variable Accounts meet the investment diversification rules that apply to them. If a Portfolio failed to meet those diversification rules, owners of Policies indirectly funded through the Portfolio would be taxed immediately on the accumulated investment earnings under their Policies and would lose any benefit of tax deferral. Accordingly, WISC monitors each Portfolio’s compliance with the applicable RIC qualification and Variable Account diversification rules.

You will find additional information in the SAI about Federal income tax considerations generally affecting the Portfolios.

Because the only shareholders of the Portfolios are the Variable Accounts, no further discussion is included here as to the Federal income tax consequences to the Portfolios’ shareholders. For information concerning the Federal tax consequences to Policyowners, see the applicable prospectus for your Policy. Prospective investors are urged to consult with their tax advisors.

26	Prospectus

Ivy Funds Variable Insurance Portfolios

Financial Highlights

The following information is to help you understand the financial performance of each Portfolio’s shares for the fiscal periods shown. Certain information reflects financial results for a single Portfolio share. Total return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and other distributions. This information has been audited by Deloitte & Touche LLP, whose Report of Independent Registered Public Accounting Firm, along with each Portfolio’s financial statements and financial highlights for the fiscal period ended December 31, 2012, is included in the Trust’s Annual Report to Shareholders, which is available upon request.

Prospectus	27

IVY FUNDS VIP	FOR A SHARE OF CAPITAL STOCK

OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
International Core Equity
Year ended 12-31-2012	14.67	0.25	(3)	1.64	1.89	(0.36)	(0.13)	(0.49)
Year ended 12-31-2011	17.29	0.32	(3)	(2.68)	(2.36)	(0.26)	—	(0.26)
Year ended 12-31-2010	15.38	0.26		1.86	2.12	(0.21)	—	(0.21)
Year ended 12-31-2009	12.46	0.20		4.01	4.21	(0.49)	(0.80)	(1.29)
Year ended 12-31-2008	22.39	0.51		(9.99)	(9.48)	(0.09)	(0.36)	(0.45)
Science and Technology
Year ended 12-31-2012	15.25	(0.12	)(3)	4.22	4.10	—	(1.25)	(1.25)
Year ended 12-31-2011	16.73	(0.13	)(3)	(0.75)	(0.88)	—	(0.60)	(0.60)
Year ended 12-31-2010	15.30	(0.08)		1.96	1.88	—	(0.45)	(0.45)
Year ended 12-31-2009	11.43	0.01		4.73	4.74	—	(0.87)	(0.87)
Year ended 12-31-2008	17.98	(0.03)		(6.08)	(6.11)	—	(0.44)	(0.44)

(1)	Based on net asset value. Total returns for periods less than one year are not annualized.

(2)	Ratios excluding expense waivers are included only for periods in which the Portfolio had waived or reimbursed expenses.

(3)	Based on average weekly shares outstanding.

28	Prospectus

	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(2)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(2)	Portfolio Turnover Rate
International Core Equity
Year ended 12-31-2012	16.07	13.33	622	1.17	1.64	—	—	85
Year ended 12-31-2011	14.67	-13.88	521	1.19	1.96	—	—	100
Year ended 12-31-2010	17.29	14.09	580	1.19	1.70	—	—	107
Year ended 12-31-2009	15.38	36.96	513	1.22	1.58	—	—	142
Year ended 12-31-2008	12.46	-42.26	379	1.18	3.07	—	—	20
Science and Technology
Year ended 12-31-2012	18.10	27.83	334	1.15	-0.67	1.17	-0.69	44
Year ended 12-31-2011	15.25	-5.77	279	1.16	-0.77	1.18	-0.79	50
Year ended 12-31-2010	16.73	12.75	326	1.16	-0.48	1.18	-0.50	27
Year ended 12-31-2009	15.30	43.84	316	1.19	0.06	1.21	0.04	65
Year ended 12-31-2008	11.43	-33.89	226	1.16	-0.21	1.18	-0.23	62

Prospectus	29

Appendix A: Hypothetical Investment and Expense Information

The following charts provide additional hypothetical information about the effect of each Portfolio’s expenses, including investment advisory fees and other Portfolio costs, on the Portfolio’s assumed returns over a ten-year period.

Each chart shows the estimated cumulative expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of shares. Each chart also assumes that the Portfolio’s annual expense ratio stays the same throughout the ten-year period and that all dividends and other distributions are reinvested. The annual expense ratio used in each chart is the same as stated in the “Fees and Expenses” table of this Prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below. The charts do not reflect any fees and expenses imposed under the variable annuity contracts or variable life insurance policies through which the Portfolios are offered. If these fees and expenses were reflected, the hypothetical investment returns shown would be lower.

Ivy Funds VIP International Core Equity

Annual expense ratio			1.17%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 119.24	$10,383.00
2	10,383.00	519.15	10,902.15	123.81	10,780.67
3	10,780.67	539.03	11,319.70	128.55	11,193.57
4	11,193.57	559.68	11,753.25	133.47	11,622.28
5	11,622.28	581.11	12,203.40	138.58	12,067.42
6	12,067.42	603.37	12,670.79	143.89	12,529.60
7	12,529.60	626.48	13,156.08	149.40	13,009.48
8	13,009.48	650.47	13,659.96	155.13	13,507.74
9	13,507.74	675.39	14,183.13	161.07	14,025.09
10	14,025.09	701.25	14,726.35	167.24	14,562.25
Cumulative Total				$1,420.38

Ivy Funds VIP Science and Technology

Annual expense ratio			1.17%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 119.24	$10,383.00
2	10,383.00	519.15	10,902.15	123.81	10,780.67
3	10,780.67	539.03	11,319.70	128.55	11,193.57
4	11,193.57	559.68	11,753.25	133.47	11,622.28
5	11,622.28	581.11	12,203.40	138.58	12,067.42
6	12,067.42	603.37	12,670.79	143.89	12,529.60
7	12,529.60	626.48	13,156.08	149.40	13,009.48
8	13,009.48	650.47	13,659.96	155.13	13,507.74
9	13,507.74	675.39	14,183.13	161.07	14,025.09
10	14,025.09	701.25	14,726.35	167.24	14,562.25
Cumulative Total				$1,420.38

30	Prospectus

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

K&L Gates LLP

1601 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

1100 Walnut Street, Suite 3300

Kansas City, Missouri 64106

Investment Manager

Waddell & Reed Investment Management Company

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

888.WADDELL

Underwriter

Waddell & Reed, Inc.

6300 Lamar Avenue

P.O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

888.WADDELL

Transfer Agent

WI Services Company

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

888.WADDELL

Accounting Services Agent

WI Services Company

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

888.WADDELL

Our INTERNET address is:

http://www.waddell.com

Prospectus	31

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS

You can get more information about each Portfolio in the —

■

Statement of Additional Information (SAI), which contains detailed information about the Portfolio, particularly the investment policies and practices. You may not be aware of important information about a Portfolio unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

■

Annual and Semiannual Reports to Shareholders, which detail the Portfolio’s actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected a Portfolio’s performance during the year covered by the report.

To request a copy of the current SAI or copies of a Portfolio’s most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Trust or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports also may be requested via email at IMCompliance@waddell.com and are available, without charge, at www.waddell.com.

Information about the Portfolios (including each Portfolio’s current SAI and most recent Annual and Semiannual Reports) is available from the SEC’s web site at http://www.sec.gov and also may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC’s Public Reference Room, Room 1580, 100 F Street, N.E., Washington, D.C., 20549-1520. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202.551.8090.

WADDELL & REED, INC.

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

888.WADDELL

The Trust’s SEC file number is: 811-5017.

32	Prospectus

Prospectus

IVY FUNDS VARIABLE

INSURANCE PORTFOLIOS

APRIL 30, 2013

Ivy Funds VIP Asset Strategy Ivy Funds VIP Global Natural Resources Ivy Funds VIP Science and Technology

Ivy Funds Variable Insurance Portfolios (Trust) is a management investment company, commonly known as a mutual fund, that has twenty-six separate portfolios (each, a Portfolio, and collectively, the Portfolios), each with separate objectives and investment policies. This Prospectus offers three Portfolios of the Trust.

This Prospectus contains concise information about the Portfolios of which you should be aware before applying for certain variable life insurance policies and variable annuity contracts (collectively, Policies) offered by certain select insurance companies (Participating Insurance Companies). This Prospectus should be read together with the prospectus for the particular Policy.

The Securities and Exchange Commission has not approved or disapproved these securities, or determined whether this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

PORTFOLIO SUMMARIES
3	Ivy Funds VIP Asset Strategy
9	Ivy Funds VIP Global Natural Resources
14	Ivy Funds VIP Science and Technology

18	More About the Portfolios
18	Additional Information about Principal Investment Strategies, Other Investments and Risks
21	Additional Investment Considerations
22	Defining Risks
29	The Management of the Portfolios
32	Buying and Selling Portfolio Shares
37	Distributions and Taxes
39	Financial Highlights
42	Appendix A: Hypothetical Investment and Expense Information

2	Prospectus

Ivy Funds VIP Asset Strategy

Objective

To seek to provide total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management Fees	0.69%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	1.01%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$103	$322	$558	$1,236

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategies

Ivy Funds VIP Asset Strategy seeks to achieve its objective by allocating its assets primarily among stocks, bonds and short-term instruments of issuers in markets around the globe, as well as investments in derivative instruments, precious metals and investments with exposure to various foreign currencies. The Portfolio may invest its assets in any market that Waddell & Reed Investment Management Company (WRIMCO), the Portfolio’s investment manager, believes can offer a high probability of return or, alternatively, can provide a high degree of relative safety in uncertain times. Dependent on its outlook for the U.S. and global economies, WRIMCO identifies growth themes and then focuses its strategy on allocating the Portfolio’s assets among stocks, bonds, cash, precious metals, currency and derivative instruments, including derivatives traded over-the-counter or on exchanges. After determining these allocations, WRIMCO seeks attractive opportunities within each market by focusing generally on issuers in countries, sectors and companies with strong cash flow streams and low balance sheet leverage. The Portfolio may, however, also invest in issuers with higher balance sheet leverage if WRIMCO believes that the Portfolio will be appropriately compensated for the increased risk.

Prospectus	3

■

“Stocks” include equity securities of all types, although WRIMCO typically emphasizes growth potential in selecting stocks by focusing on what it believes are steady-growth companies that fit WRIMCO’s criteria for sustainable competitive advantage and that WRIMCO believes are positioned to benefit from continued global rebalancing and the globally emerging middle class. Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy. The Portfolio may invest in securities issued by companies of any size, but primarily focuses on securities issued by large capitalization companies.

■

“Bonds” include all varieties of fixed-income instruments, such as corporate debt securities or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (U.S. government securities), with remaining maturities of more than one year. This investment type may include a significant amount, up to 35% of the Portfolio’s total assets, of high-yield/high-risk bonds, or junk bonds, which include bonds rated BB+ or below by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by WRIMCO to be of comparable quality.

■	“Short-term instruments” include all types of short-term securities with remaining maturities of one year or less, including higher-quality money market instruments.

Within each of these investment types, the Portfolio may invest in U.S. and foreign securities; the Portfolio may invest up to 100% of its total assets in foreign securities, including issuers located in and/or generating revenue from emerging markets. Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio will have an indirect exposure to foreign markets through investments in these companies. The Portfolio also may invest in private placements and other restricted securities.

WRIMCO may allocate the Portfolio’s investments among these different types of securities in different proportions at different times, including up to 100% in stocks, bonds, or short-term instruments, respectively. WRIMCO may exercise a flexible strategy in the selection of securities, and the Portfolio is not required to allocate its investments among stocks and bonds in any fixed proportion, nor is it limited by investment style or by the issuer’s location, size, market capitalization or industry sector. The Portfolio may have none, some or all of its assets invested in each asset class in relative proportions that change over time based upon market and economic conditions. Subject to diversification limits, the Fund also may invest up to 25% of its total assets in precious metals.

The Portfolio may gain exposure to commodities, including precious metals, derivatives and commodity-linked instruments by investing in a subsidiary organized in the Cayman Islands (the “Subsidiary”). The Subsidiary is wholly owned and controlled by the Portfolio. Should the Portfolio invest in the Subsidiary, it would be expected to provide the Portfolio with exposure to investment returns from commodities, derivatives and commodity-linked instruments within the limits of the federal tax requirements applicable to investment companies, such as the Portfolio. The Subsidiary is subject to the same general investment policies and restrictions as the Portfolio, except that unlike the Portfolio, the Subsidiary is able to invest without limitation in commodities, derivatives and commodity-linked instruments and, to the extent the Subsidiary invests in derivative instruments, may use leveraged investment techniques.

Generally, in determining whether to sell a security, WRIMCO considers many factors, which may include a deterioration in a company’s fundamentals caused by global-specific factors such as geo-political landscape changes, regulatory or currency changes, or increased competition, as well as company-specific factors, such as reduced pricing power, diminished market opportunity, or increased competition. WRIMCO also may sell a security if the price of the security reaches what WRIMCO believes is fair value, to reduce the Portfolio’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

WRIMCO may, when consistent with the Portfolio’s investment objective, seek to manage exposure to certain securities, companies, sectors, markets, foreign currencies and/or precious metals and seek to hedge certain event risks on positions held by the Portfolio. In an effort to manage exposure to companies, sectors or equity markets, WRIMCO may utilize various instruments including, but not limited to, the following: futures contracts, both long and short positions on foreign and U.S. equity indices; total return swaps; credit default swaps; and options contracts, both written and purchased, on foreign and U.S. equity indices and/or on individual equity securities. In seeking to manage foreign currency exposure, WRIMCO may utilize forward contracts and option contracts, both written and purchased, either to increase or decrease exposure to a given currency. In seeking to manage the Portfolio’s exposure to precious metals, WRIMCO may utilize futures contracts, both long and short positions as well as options contracts, both written and purchased, on precious metals.

4	Prospectus

WRIMCO may reduce the Portfolio’s net equity exposure by selling, among other instruments, combined futures and option positions, and may effect short sales of individual securities and/or exchange-traded funds (ETFs) or take long positions in inverse ETFs.

Principal Investment Risks

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.

A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:

■

Commodities Risk. Commodity trading, including trading in precious metals, is generally considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of the Portfolio’s investments in commodities are cyclical economic conditions, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. Also, the Portfolio may pay more to store and accurately value its commodity holdings than it does with its other portfolio investments. Moreover, under the Federal tax law, the Portfolio may not derive more than 10% of its annual gross income from gains resulting from selling commodities (and other non-qualifying income). Accordingly, the Portfolio may be required to hold its commodities or sell them at a loss, or to sell portfolio securities at a gain, when for investment reasons it would not otherwise do so.

■	Company Risk. A company may perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

■	Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation.

■

Derivatives Risk. The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Portfolio’s net asset value (NAV) and the risk that fluctuations in the value of the derivatives may not correlate with securities markets or the underlying asset upon which the derivative’s value is based. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of WRIMCO as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. Derivatives also may be subject to counterparty risk, which includes the risk that a loss may be sustained by the Portfolio as a result of the insolvency or bankruptcy of, or other non-compliance by, another party to the transaction.

■

Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries.

■

Foreign Currency Risk. Foreign securities may be denominated in foreign currencies. The value of the Portfolio’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

■

Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

■

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal, and political considerations that may not be associated with the U.S. markets and that could affect the Portfolio’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse foreign tax consequences; different and/or less stringent financial reporting standards; custody; and settlement delays. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate.

Prospectus	5

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Portfolio’s securities, especially bonds with longer maturities. A decline in interest rates may cause the Portfolio to experience a decline in its income.

■

Investment Company Securities Risk. Investment in other investment companies typically reflects the risks of the types of securities in which the investment companies invest. Investments in exchange-traded funds (ETFs) and closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their NAV per share. When the Portfolio invests in another investment company, shareholders of the Portfolio bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Portfolio’s fees and expenses, which could result in duplication of certain fees..

■

Large Company Risk. Large capitalization companies may go in and out of favor based on market and economic conditions. Large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies.

■

Liquidity Risk. Generally, a security is liquid if the Portfolio is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Portfolio may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price.

■

Low-Rated Securities Risk. In general, low-rated debt securities (commonly referred to as “high yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these bonds are considered speculative and could significantly weaken the Portfolio’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

■

Management Risk. Portfolio performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Portfolio’s holdings and the Portfolio may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Portfolio’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Portfolio. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Portfolio.

■

Private Placements and Other Restricted Securities Risk. Restricted securities, which include private placements, are securities that are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. The Portfolio could find it difficult to sell privately placed securities and other restricted securities when WRIMCO believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid or less than the fair market value. At times, it also may be difficult to determine the fair value of such securities for purposes of computing the NAV of the Portfolio.

■

Subsidiary Investment Risk. By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the 1940 Act), and is not subject to all of the investor protections of the 1940 Act. Thus, the Portfolio, as an investor in the Subsidiary, would not have all of the protections offered to investors in registered investment companies. However, because the Portfolio wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are managed by WRIMCO, it is unlikely that the

6	Prospectus

Subsidiary would take action contrary to the interests of the Portfolio or the Portfolio’s shareholders. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Portfolio and the Subsidiary are organized, respectively, could result in the inability of the Portfolio and/or the Subsidiary to operate as intended and could negatively affect the Portfolio and its shareholders. Although under the federal tax law, the Portfolio may not earn more than 10% of its annual gross income from gains resulting from selling commodities (and other non-qualifying income), the Portfolio has received an opinion of counsel, which is not binding on the Internal Revenue Service (IRS) or the courts, that income the Portfolio receives from the Subsidiary should constitute qualifying income.

Performance

The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for the Portfolio. The table shows the average annual total returns for the Portfolio and also compares the performance with those of various broad-based securities market indices and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Prior to April 30, 2012, the Portfolio’s investment objective was to seek high total return over the long term. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide total return.

The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call 888.WADDELL for the Portfolio’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 15.83% (the third quarter of 2005) and the lowest quarterly return was -18.90% (the third quarter of 2011).

Average Annual Total Returns

as of December 31, 2012	1 Year	5 Years	10 Years
Shares of Ivy Funds VIP Asset Strategy	19.18%	2.20%	11.73%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	7.10%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.22%	5.95%	5.18%
Barclays U.S. Treasury Bills: 1-3 Month Index (reflects no deduction for fees, expenses or taxes)	0.08%	0.44%	1.69%
Lipper Variable Annuity Global Flexible Portfolio Funds Universe Average (net of fees and expenses)	10.65%	1.63%	8.72%

Investment Adviser

The Portfolio is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Managers

Michael L. Avery, Executive Vice President of WRIMCO, has managed the Portfolio since January 1997, and Ryan F. Caldwell, Senior Vice President of WRIMCO, has managed the Portfolio since January 2007.

Prospectus	7

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies to fund benefits payable under the Policies.

The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after the order is received in proper form on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Tax Information

Because the Portfolio currently only sells its shares to separate accounts of Participating Insurance Companies, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.

Payments to Broker-Dealers and other Financial Intermediaries

The Portfolio and its related companies may make payments to a Participating Insurance Company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the Participating Insurance Company or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a Participating Insurance Company to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

8	Prospectus

Ivy Funds VIP Global Natural Resources

Objective

To seek to provide capital growth and appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management Fees	1.00%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.11%
Total Annual Portfolio Operating Expenses	1.36%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$138	$431	$745	$1,635

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 102% of the average value of its portfolio.

Principal Investment Strategies

Ivy Funds VIP Global Natural Resources seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of companies throughout the world that own, explore or develop natural resources and other basic commodities or supply goods and services to such companies.

For these purposes, “natural resources” generally includes, but is not limited to: energy (such as utilities, producers/developers, refiners, service/drilling), alternative energy (such as uranium, coal, hydrogen, wind, solar, fuel cells), industrial products (such as building materials, cement, packaging, chemicals, supporting transport and machinery), forest products (such as lumber, plywood, pulp, paper, newsprint, tissue), base metals (such as aluminum, copper, nickel, zinc, iron ore and steel), precious metals and minerals (such as gold, silver, platinum, diamonds), and agricultural products (grains and other foods, seeds, fertilizers, water).

The Portfolio’s investment subadviser, Mackenzie Financial Corporation (Mackenzie), uses an equity style that focuses on both growth and value, as well as utilizing both a top-down (the creation of macro-economic models to prepare an outlook for economic and market conditions) and a bottom-up (fundamental, company by company) approach. Mackenzie targets companies for investment that, in its opinion, have strong management and financial positions, adding balance with established low-cost, low-debt

Prospectus	9

producers or positions that are based on anticipated commodity price trends. The Portfolio seeks to be diversified internationally, and therefore, Mackenzie invests in foreign companies and U.S. companies that have principal operations in foreign jurisdictions. While Mackenzie seeks to anchor the Portfolio’s assets in the United States, international exposure may exceed 50% of the Portfolio’s total assets. Exposure to companies in any one particular foreign country other than Canada is typically less than 20% of the Portfolio’s total assets. The Portfolio also may have exposure to companies located in, and/or doing business in, emerging markets.

Under normal circumstances, the Portfolio invests at least 65% of its total assets in issuers of at least three countries, which may include the U.S. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio will have an indirect exposure to foreign markets through investments in these companies.

Generally, in determining to sell a security, Mackenzie considers various factors, including whether the holding has sufficiently exceeded its target price, whether a growth-oriented company has failed to deliver growth, and the effect of commodity price trends on certain holdings. Mackenzie may also sell a security to take advantage of what it believes to be more attractive investment opportunities, to reduce the Fund’s holding in that security, or to raise cash.

The Portfolio may use a range of derivative instruments in seeking to hedge market risk on equity securities, increase exposure to specific sectors or companies, and manage exposure to various foreign currencies and precious metals. In an effort to hedge market risk and increase exposure to equity markets, the Portfolio may utilize futures on equity indices and/or purchase option contracts on individual equity securities and exchange-traded funds (ETFs). In seeking to manage foreign currency exposure, the Portfolio may utilize forward contracts to either increase or decrease exposure to a given currency. In seeking to manage the Portfolio’s exposure to precious metals, the Portfolio may utilize futures contracts, both long and short positions, as well as options contracts, both written and purchased, on precious metals.

Principal Investment Risks

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.

A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:

■

Commodities Risk. Commodity trading is generally considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of the Portfolio’s investments in commodities are cyclical economic conditions, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. Also, the Portfolio may pay more to store and accurately value its commodity holdings than it does with its other portfolio investments. Moreover, under the Federal tax law, the Portfolio may not earn more than 10% of its annual gross income from gains resulting from selling commodities (and other non-qualifying income). Accordingly, the Portfolio may be required to hold its commodities or to sell them at a loss, or to sell portfolio securities at a gain, when for investment reasons it would not otherwise do so.

■	Company Risk. A company may perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

■

Derivatives Risk. The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Portfolio’s net asset value (NAV) and the risk that fluctuations in the value of the derivatives may not correlate with securities markets or the underlying asset upon which the derivative’s value is based. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of Mackenzie as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. Derivatives also may be subject to counterparty risk, which includes the risk that a loss may be sustained by the Portfolio as a result of the insolvency or bankruptcy of, or other non-compliance by, another party to the transaction.

■

Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

10	Prospectus

■

Foreign Currency Risk. Foreign securities may be denominated in foreign currencies. The value of the Portfolio’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

■

Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

■

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal, and political considerations that may not be associated with the U.S. markets and that could affect the Portfolio’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse foreign tax consequences; different and/or less stringent financial reporting standards; custody; and settlement delays. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate.

■

Global Natural Resources Industry Risk. Investment risks associated with investing in global natural resources securities, in addition to other risks, include price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed by natural resource companies in complying with environmental and safety regulations, changes in supply of, or demand for, various natural resources, changes in energy prices, the success of exploration projects, changes in commodity prices, and special risks associated with natural or man-made disasters.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■

Investment Company Securities Risk. The risks of investment in other investment companies typically reflect the risk of the types of securities in which the investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their NAV per share. When the Portfolio invests in another investment company, shareholders of the Portfolio bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Portfolio’s fees and expenses, which could result in duplication of certain fees.

■

Liquidity Risk. Generally, a security is liquid if the Portfolio is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Portfolio may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price.

■

Management Risk. Portfolio performance is primarily dependent on Mackenzie’s skill in evaluating and managing the Portfolio’s holdings and the Portfolio may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Portfolio’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Portfolio. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Portfolio.

■

Sector Risk. At times, the Portfolio may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Prospectus	11

■

Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of Mackenzie, undervalued. The value of a security believed by Mackenzie to be undervalued may never reach what is believed to be its full value, or such security’s value may decrease.

Performance

The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for the Portfolio. The table shows the average annual total returns for the Portfolio and also compares the performance with those of two broad-based securities market indices and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.

Prior to April 30, 2012, the Portfolio’s investment objective was to seek to provide long-term growth and any income realized was incidental. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide capital growth and appreciation.

The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call 888.WADDELL for the Portfolio’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 31.63% (the second quarter of 2009) and the lowest quarterly return was -41.06% (the fourth quarter of 2008).

Average Annual Total Returns

as of December 31, 2012	1 Year	5 Years	Life of Portfolio
Shares of Ivy Funds VIP Global Natural Resources (began on 04-28-2005)	1.89%	-8.91%	4.70%
Morgan Stanley Commodity Related Index (reflects no deduction for fees, expenses or taxes) (Index comparison begins on April 30, 2005.)	-0.51%	-0.86%	10.16%
MSCI AC World IMI 55% Energy + 45% Materials Index (reflects no deduction for fees, expenses or taxes) (Index comparison begins on April 30, 2005.)	6.30%	-2.24%	8.63%
Lipper Variable Annuity Natural Resources Funds Universe Average (net of fees and expenses) (Index comparison begins on April 30, 2005.)	2.61%	-3.24%	8.44%

Investment Adviser

The Portfolio is managed by Waddell & Reed Investment Management Company (WRIMCO) and sub-advised by Mackenzie Financial Corporation (Mackenzie).

Portfolio Manager

Frederick Sturm, Senior Vice President of Mackenzie, has managed the Fund since April 2005.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies to fund benefits payable under the Policies.

12	Prospectus

The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after the order is received in proper form on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Tax Information

Because the Portfolio currently only sells its shares to separate accounts of Participating Insurance Companies, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.

Payments to Broker-Dealers and other Financial Intermediaries

The Portfolio and its related companies may make payments to a Participating Insurance Company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the Participating Insurance Company or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a Participating Insurance Company to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

Prospectus	13

Ivy Funds VIP Science and Technology

Objective

To seek to provide growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	1.17%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$119	$372	$644	$1,420

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies

Ivy Funds VIP Science and Technology seeks to achieve its objective by investing primarily in the equity securities of science and technology companies around the globe. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of science or technology companies. Such companies may include companies that, in the opinion of Waddell & Reed Investment Management Company (WRIMCO), the Portfolio’s investment manager, derive a competitive advantage by the application of scientific or technological developments or discoveries to grow their business or increase their competitive advantage. Science and technology companies are companies whose products, processes or services, in the opinion of WRIMCO, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological developments or discoveries. The Portfolio may also invest in companies that utilize science and/or technology as an agent of change to significantly enhance their business opportunities. The Portfolio may invest in securities issued by companies of any size, and may invest without limitation in foreign securities, including securities of issuers within emerging markets.

WRIMCO typically emphasizes growth potential in selecting stocks; that is, WRIMCO seeks companies in which earnings are likely to grow faster than the economy. WRIMCO aims to identify strong secular trends within industries and then applies a largely

14	Prospectus

bottom-up stock selection process by considering a number of factors in selecting securities for the Portfolio. These may include but are not limited to a company’s growth potential, earnings potential, quality of management, financial statements, industry position/market size potential and applicable economic and market conditions. The Portfolio typically holds a limited number of stocks (generally 45 to 65).

Many companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio will have an indirect exposure to additional foreign markets through investments in these companies.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer significant growth potential, has become overvalued and/or whether the company prospects of the issuer have deteriorated due to a change in management, change in strategy and/or a change in its financial characteristics. WRIMCO may also sell a security to reduce the Portfolio’s holding in that security, to take advantage of what it believes to be more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.

A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:

■	Company Risk. A company may perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

■

Concentration Risk. Because the Portfolio invests more than 25% of its total assets in the science and technology industry, the Portfolio’s performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in this industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. In addition, the Portfolio’s performance may be more volatile than an investment in a portfolio of broad market securities and may underperform the market as a whole, due to the relatively limited number of issuers of science and technology related securities.

■

Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries.

■

Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

■

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal, and political considerations that may not be associated with the U.S. markets and that could affect the Portfolio’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse foreign tax consequences; different and/or less stringent financial reporting standards; custody; and settlement delays. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■

Holdings Risk. The Portfolio typically holds a limited number of stocks (generally 45 to 65), and the Portfolio’s manager also tends to invest a significant portion of the Portfolio’s total assets in a limited number of stocks. As a result, the appreciation or depreciation of any one security held by the Portfolio will have a greater impact on the Portfolio’s net asset value (NAV) than it would if the Portfolio invested in a larger number of securities or if the Portfolio’s manager invested a greater portion of the Portfolio’s total assets in a larger number of stocks.

Prospectus	15

■

Large Company Risk. Large capitalization companies may go in and out of favor based on market and economic conditions. Large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, return on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies.

■

Liquidity Risk. Generally, a security is liquid if the Portfolio is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Portfolio may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price.

■

Management Risk. Portfolio performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Portfolio’s holdings and the Portfolio may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Portfolio’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Portfolio. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Portfolio.

■

Mid Size Company Risk. Securities of mid capitalization companies may be more vulnerable to adverse developments than those of large companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid capitalization companies may be more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns.

■

Science and Technology Industry Risk. Investment risks associated with investing in science and technology securities, in addition to other risks, include: operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants and obsolescence of existing technology.

■

Small Company Risk. Securities of small capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations and such securities may be more affected than other types of stocks by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.

Performance

The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for the Portfolio. The table shows the average annual total returns for the Portfolio and also compares the performance with those of a broad-based securities market index and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Prior to April 30, 2012, the Portfolio’s investment objective was to seek long-term capital growth. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide growth of capital.

16	Prospectus

The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call 888.WADDELL for the Portfolio’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 20.14% (the first quarter of 2012) and the lowest quarterly return was -18.81% (the fourth quarter of 2008).

Average Annual Total Returns

as of December 31, 2012	1 Year	5 Years	10 Years
Shares of Ivy Funds VIP Science and Technology	27.83%	5.25%	11.91%
S&P North American Technology Sector Index (reflects no deduction for fees, expenses or taxes)	15.23%	3.54%	9.40%
Lipper Variable Annuity Science & Technology Funds Universe Average (net of fees and expenses)	13.35%	2.08%	8.63%

Investment Adviser

The Portfolio is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Manager

Zachary H. Shafran, Senior Vice President of WRIMCO, has managed the Portfolio since February 2001.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies to fund benefits payable under the Policies.

The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after the order is received in proper form on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Tax Information

Because the Portfolio currently only sells its shares to separate accounts of Participating Insurance Companies, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.

Payments to Broker-Dealers and other Financial Intermediaries

The Portfolio and its related companies may make payments to a Participating Insurance Company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the Participating Insurance Company or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a Participating Insurance Company to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

Prospectus	17

More about the Portfolios

Additional Information about Principal Investment Strategies, Other Investments and Risks

Ivy Funds VIP Asset Strategy: The Portfolio seeks to achieve its objective to provide total return by allocating its assets primarily among stocks, bonds, and short-term instruments of issuers in markets around the globe, as well as investments in derivative instruments, precious metals and investments with exposure to various foreign currencies. The Portfolio may invest its assets in almost any market that WRIMCO believes can offer a high probability of return or, alternatively, that can provide a high degree of relative safety in uncertain times. The Portfolio may invest up to 100% of its total assets in foreign securities, including issuers located in and/or generating revenue from emerging markets. Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio will have an indirect exposure to foreign markets through investments in these companies.

Generally, the mix of assets in the Portfolio will change from time to time depending on WRIMCO’s assessment of the market for each investment type. Allocating assets among different types of investments allows the Portfolio to take advantage of opportunities wherever they may occur, but also subjects the Portfolio to the risks of a given investment type. Stock values generally fluctuate in response to the activities of individual companies and general market and economic conditions. The values of bonds and short-term instruments generally fluctuate due to changes in interest rates and due to the credit quality of the issuer.

Subject to diversification limits, WRIMCO may invest up to 25% of the Portfolio’s total assets in precious metals. Investments in physical commodities, including precious metals, may experience severe price fluctuations over short periods of time; as well, storage and trading costs may exceed the custodial and/or brokerage costs associated with other investments.

WRIMCO regularly reviews the global economic environment to determine asset allocation and security selection, and makes changes to favor investments that it believes provide the best opportunity to achieve the Portfolio’s objective. In developing global themes, WRIMCO evaluates a number of global trends that may include political, social, cultural, demographic, current and historical trends, among others. Although WRIMCO uses its expertise and resources in choosing investments and in allocating assets, WRIMCO’s decisions may not always be beneficial to the Portfolio, and there is no guarantee that the Portfolio will achieve its objective.

WRIMCO tries to balance the Portfolio’s investment risks against potentially higher total returns typically by reducing the stock allocation during stock market down cycles and increasing the stock allocation during periods of strongly positive market performance. Generally, WRIMCO makes asset shifts gradually over time. WRIMCO considers various factors when it decides to sell a security, such as an individual security’s performance and/or if it is an appropriate time to vary the Portfolio’s mix.

The Portfolio may purchase shares of another investment company subject to the restrictions and limitations of the 1940 Act. The Portfolio also may invest in ETFs as a means of tracking the performance of a designated stock index while also maintaining liquidity, or to gain exposure to precious metals and other commodities without purchasing them directly. The Portfolio may invest in private placements and other restricted securities.

WRIMCO may, when consistent with the Portfolio’s investment objective, seek to manage exposure to certain securities, companies, sectors, markets, foreign currencies and/or precious metals and seek to hedge certain event risks on positions held by the Portfolio.

As described above, the Portfolio has the flexibility to invest up to all of its assets in money market and other short-term investments, although it does not typically invest a substantial portion of its assets in these investments under normal circumstances. WRIMCO will typically increase the Portfolio’s investment in high-quality, short-term investments in order to increase the defensive positioning of the Portfolio and/or to enable the Portfolio to participate in opportunities as they present themselves.

Although WRIMCO may seek to preserve appreciation in the Portfolio by taking a temporary defensive position, doing so may prevent the Portfolio from achieving its investment objective.

18	Prospectus

Principal Risks. An investment in Ivy Funds VIP Asset Strategy is subject to various risks, including the following:

■ Commodities Risk ■ Company Risk ■ Credit Risk ■ Derivatives Risk ■ Emerging Market Risk ■ Foreign Currency Risk ■ Foreign Exposure Risk ■ Foreign Securities Risk ■ Growth Stock Risk

■ Interest Rate Risk

■ Investment Company Securities Risk

■ Large Company Risk

■ Liquidity Risk

■ Low-Rated Securities Risk

■ Management Risk

■ Market Risk

■ Private Placements and Other Restricted Securities Risk

■ Subsidiary Investment Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Funds VIP Asset Strategy may be subject to other, non-principal risks, including the following:

■ Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk ■ Mid Size Company Risk	■ Reinvestment Risk ■ Small Company Risk ■ Value Stock Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.

Ivy Funds VIP Global Natural Resources: The Portfolio seeks to achieve its objective to provide capital growth and appreciation by investing at least 80% of its net assets in the equity securities of companies of any size throughout the world that own, explore or develop natural resources and other basic commodities or that supply goods and services to such companies. There is no guarantee, however, that the Portfolio will achieve its objective.

Mackenzie systematically reviews its investment decisions and may allow cash reserves to build up when valuations seem unattractive. Mackenzie attempts to manage risk through diversifying the Portfolio’s holdings by commodity, country, issuer, and market capitalization of companies; however, such diversification may not necessarily reduce Portfolio volatility. Mackenzie searches for what it feels are well-managed companies with strong balance sheets and the technological capability and expertise to grow independently of commodity prices. In addition, Mackenzie seeks to anchor the Portfolio’s holdings with established larger companies that have historically strong-producing assets and attractive long-term reinvestment opportunities. From a macro perspective, Mackenzie monitors demand expectations for various commodities and utilizes this information to adjust the level of sector exposure and individual security holdings in the Portfolio.

Under normal circumstances, the Portfolio invests at least 65% of its total assets in issuers of at least three countries, which may include the U.S. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio will have an indirect exposure to foreign markets through investments in these companies.

The Portfolio may also invest in ETFs or options on ETFs as a means of tracking the performance of a designated stock index. The Portfolio also may invest in precious metals and other physical commodities.

As a temporary defensive measure, when Mackenzie believes that securities markets or economic conditions are unfavorable or unsettled, the Portfolio may try to protect its assets by investing up to 100% of its total assets in securities that are highly liquid, including high-quality money market instruments, such as short-term U.S. government securities, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Portfolio. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, and typically are highly liquid or comparatively safe, they tend to offer lower returns. Therefore, the Portfolio’s performance could be comparatively lower if it concentrates its assets in defensive holdings. The additional temporary defensive measures that Mackenzie may employ include altering the mix of company and sector holdings or using derivative strategies. By taking a temporary defensive position, the Portfolio may not achieve its investment objective.

Prospectus	19

Principal Risks. An investment in Ivy Funds VIP Global Natural Resources is subject to various risks, including the following:

■ Commodities Risk ■ Company Risk ■ Derivatives Risk ■ Emerging Market Risk ■ Foreign Currency Risk ■ Foreign Exposure Risk ■ Foreign Securities Risk ■ Global Natural Resources Industry Risk	■ Growth Stock Risk ■ Investment Company Securities Risk ■ Liquidity Risk ■ Management Risk ■ Market Risk ■ Sector Risk ■ Value Stock Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Funds VIP Global Natural Resources may be subject to other, non-principal risks, including the following:

■ Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk ■ Large Company Risk	■ Mid Size Company Risk ■ Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.

Ivy Funds VIP Science and Technology: The Portfolio seeks to achieve its objective to provide growth of capital by investing primarily in the equity securities of science and technology companies around the globe. Science and technology companies are companies whose products, processes or services, in WRIMCO’s opinion, are being, or are expected to be, significantly benefited by the use or commercial application of scientific or technological developments or discoveries. As well, the Portfolio may invest in companies that utilize science and/or technology as an agent of change to significantly enhance their business opportunities. The Portfolio may invest in securities issued by companies of any size, and may invest without limitation in foreign securities, including securities of issuers within emerging markets. The Portfolio may invest in any geographic area. Many companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio will have an indirect exposure to additional foreign markets through investments in these companies. There is no guarantee, however, that the Portfolio will achieve its objective.

In its selection of securities for investment by the Portfolio, WRIMCO aims to identify companies that it believes to be benefiting from the world’s strongest secular economic trends, and then applies its largely bottom-up research to identify what it believes are the best holdings for the Portfolio.

The Portfolio may invest in, but is not limited to, areas such as:

Science:

■ pharmaceuticals ■ medical technology equipment ■ biotechnology	■ genomics ■ proteomics ■ healthcare services

Technology:

■ semiconductors ■ computer hardware ■ computer services ■ software ■ networking ■ telecommunication services ■ defense electronics	■ entertainment ■ content media ■ data processing ■ internet ■ energy efficiency ■ alternative energy

The Portfolio primarily owns common stocks; however, it may invest, to a lesser extent, in preferred stocks, debt securities and convertible securities. The Portfolio may invest up to 20% of its total assets in non-investment grade fixed income securities, which are securities rated BB+ or lower by S&P or comparably rated by another NRSRO or, if unrated, determined by WRIMCO to be of comparable quality, which may include convertible securities.

20	Prospectus

The Portfolio may use a range of derivative investment techniques, typically options, both written and purchased, on individual equity securities owned by the Portfolio and on equity indices, in seeking to hedge various market risks and/or individual security risk as well as to enhance return. The Portfolio may also use derivatives in seeking to gain exposure to a particular security. The Portfolio may use foreign currency exchange transactions and forward foreign currency contracts in seeking to hedge or manage the Portfolio’s exposure to foreign currencies of securities held in the Portfolio. The Portfolio may invest in ETFs as a means to invest cash effectively.

When WRIMCO believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in U.S. government securities or other debt securities, mostly of investment grade. However, by taking a temporary defensive position, the Portfolio may not achieve its investment objective. The Portfolio may also hedge its foreign currency exposure, when applicable.

Principal Risks. An investment in Ivy Funds VIP Science and Technology is subject to various risks, including the following:

■ Company Risk ■ Concentration Risk ■ Emerging Market Risk ■ Foreign Exposure Risk ■ Foreign Securities Risk ■ Growth Stock Risk ■ Holdings Risk	■ Large Company Risk ■ Liquidity Risk ■ Management Risk ■ Market Risk ■ Mid Size Company Risk ■ Science and Technology Industry Risk ■ Small Company Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Funds VIP Science and Technology may be subject to other, non-principal risks, including the following:

■ Derivatives Risk ■ Foreign Currency Exchange Transactions and Forward Currency Contracts Risk ■ Foreign Currency Risk	■ Initial Public Offering Risk ■ Investment Company Securities Risk ■ Low-Rated Securities Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.

Additional Investment Considerations

The objective(s) and investment policies of each Portfolio may be changed by the Trust’s Board of Trustees (Board) without a vote of the Portfolio’s shareholders, unless a policy or restriction is otherwise described as a fundamental policy in the SAI.

Because each Portfolio owns different types of investments, its performance will be affected by a variety of factors. The value of each Portfolio’s investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. Performance will also depend on the skill of WRIMCO or the investment subadviser, as applicable (the Investment Manager), in selecting investments. As with any mutual fund, you could lose money on your investment.

Each Portfolio also may invest in and use certain other types of securities and instruments in seeking to achieve its objective(s). For example, each Portfolio may invest in options, futures contracts and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Certain types of each Portfolio’s authorized investments and strategies, such as derivative instruments, foreign securities, junk bonds and commodities, including precious metals, involve special risks. Depending on how much a Portfolio invests or uses these strategies, these special risks may become significant.

Certain types of mortgage-backed and asset-backed securities may experience significant valuation uncertainties, greater volatility, and significantly less liquidity due to the sharp rise of foreclosures on home loans secured by subprime mortgages in recent years. Subprime mortgages have a higher credit risk than prime mortgages, as the credit criteria for obtaining a subprime mortgage is more flexible than that used with prime borrowers. To the extent that a Portfolio invests in securities that are backed by pools of mortgage loans, the risk to the Portfolio may be significant. Other asset-backed securities also may experience significant valuation uncertainties, increased volatility, and significantly reduced liquidity.

Prospectus	21

Each Portfolio may actively trade securities in seeking to achieve its objective(s). Factors that can lead to active trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain a Portfolio’s market capitalization target of the securities in the Portfolio’s holdings and the need to sell a security to meet redemption activity. Actively trading securities may increase transaction costs (which may reduce performance) and increase realized gains that a Portfolio must distribute.

Each of the Portfolios generally seeks to be fully invested, except to the extent that it takes a temporary defensive position. In addition, at times, the Investment Manager may invest a portion of the Portfolio’s assets in cash or cash equivalents if the Investment Manager is unable to identify and acquire a sufficient number of securities that meet the Investment Manager’s selection criteria for implementing the Portfolio’s investment objective(s), strategies and policies.

You will find more information in the SAI about each Portfolio’s permitted investments and strategies, as well as the restrictions that apply to them.

A description of the Portfolios’ policies and procedures with respect to the disclosure of their securities holdings is available in the SAI.

Portfolio holdings can be found at www.waddell.com. Alternatively, a complete schedule of portfolio holdings of each Portfolio for the first and third quarters of each fiscal year is filed with the Securities and Exchange Commission (SEC) on the Trust’s Form N-Q. These holdings may be viewed in the following ways:

■	On the SEC’s website at http://www.sec.gov.

■	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 202.551.8090.

Defining Risks

Commodities Risk — Commodity trading, including trading in precious metals, is generally considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of a Portfolio’s investments in commodities are cyclical economic conditions, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. Also, a Portfolio may pay more to store and accurately value its commodity holdings than it does with its other portfolio investments. Moreover, under the Federal tax law, a Portfolio may not derive more than 10% of its annual gross income from gains resulting from selling commodities (and other non-qualifying income). Accordingly, a Portfolio may be required to hold its commodities or sell them at a loss, or to sell portfolio securities at a gain, when for investment reasons it would not otherwise do so.

Company Risk — An individual company may perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

Concentration Risk — If a Portfolio invests more than 25% of its total assets in a particular industry, the Portfolio’s performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in a single industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector or company.

Credit Risk — An issuer of a debt security (including a mortgage-backed security) or a real estate investment trust (REIT) may not make payments on the security when due, or the other party to a contract may default on its obligation. There is also the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and, therefore, in the NAV of a Portfolio. Also, a change in the quality rating of a debt security or a REIT security can affect the security’s liquidity and make it more difficult to sell. If a Portfolio purchases unrated securities and obligations, it will depend on the Investment Manager’s analysis of credit risk more heavily than usual.

Derivatives Risk — A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of another security, index, asset, rate or event. Derivatives are traded either on an organized exchange or OTC. Futures contracts, options and swaps are common types of derivatives that a Portfolio may occasionally use. A futures contract is an agreement to buy

22	Prospectus

or sell a security or other instrument, index or commodity at a specific price on a specific date. An option is the right to buy or sell a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an agreement involving the exchange by a Portfolio with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified amount. Swaps include options on commodities, caps, floors, collars and certain forward contracts. Some swaps currently are, and more in the future will be, centrally settled (“cleared”).

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Portfolio’s NAV and the risk that fluctuations in the value of the derivatives may not correlate with securities markets or the underlying asset upon which the derivative’s value is based. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of the Investment Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. Derivatives also may be subject to counterparty risk, which includes the risk that a Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Portfolio’s investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited.

Each Portfolio may enter into credit default swap contracts for hedging or investment purposes. A Portfolio may either sell or buy credit protection under these contracts. Swap instruments may shift a Portfolio’s investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the referenced assets that underlie the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments.

Certain derivatives transactions are not entered into or traded on exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty. Where no such counterparty is available for a desired transaction, a Portfolio will be unable to enter into the transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Portfolio may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Portfolio would bear greater risk of default by the counterparties to such transactions. When traded on foreign exchanges, derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is generally less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar exchange or clearinghouse guarantee. In all such transactions, the Portfolio bears the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Portfolio. A Portfolio will enter into transactions in derivative instruments only with counterparties that the Investment Manager reasonably believes are capable of performing under the contract. The Investment Manager may seek to manage counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice to do so for the particular type of derivative; however, there is no guarantee that such documentation will have the intended effect.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) resulted in historic and comprehensive statutory reform of derivatives, including the manner in which derivatives are designed, negotiated, reported, executed or cleared and regulated.

The Dodd-Frank Act requires the SEC and the Commodity Futures Trading Commission (CFTC) to establish regulations with respect to security-based swaps (e.g., derivatives based on an equity) and swaps (e.g., derivatives based on a broad-based index or commodity), respectively, and the markets in which these instruments trade. Generally, all futures will continue to be regulated by the CFTC, and all swaps and security-based swaps are subject to CFTC and SEC jurisdiction, respectively. However, security

Prospectus	23

futures, which are futures on a single equity security or a narrow-based securities index, and mixed swaps, which have elements of both a swap and a security-based swap, are subject to joint CFTC-SEC jurisdiction. In addition, with respect to security-based swap agreements, which include swaps on a broad-based securities index, the SEC asserts anti-fraud, anti-manipulation and insider trading prohibition jurisdiction, even though the CFTC has regulatory jurisdiction over transactions involving such agreements.

Specifically, the SEC and CFTC are required to mandate by regulation under certain circumstances that certain derivatives, previously traded OTC, be executed in a regulated, transparent market and settled by means of a central clearing house. The Dodd-Frank Act also requires the CFTC or the SEC, in consultation with banking regulators, to establish capital requirements as well as requirements for margin on uncleared derivatives in certain circumstances that will be clarified by rules that the CFTC or SEC will promulgate in the future. All derivatives are to be reported to a swap repository.

The extent and impact of the new regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivatives transactions, require more assets of a Portfolio to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Portfolio to enter into certain types of derivative transactions, or could limit a Portfolio’s ability to pursue its investment strategies.

Emerging Market Risk — Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of those countries may have failed in the past to recognize private property rights and have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Portfolio’s investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make a Portfolio’s investments in such countries illiquid and more volatile than investments in more developed countries, and the Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Foreign Currency Risk — Foreign securities may be denominated in foreign currencies. The value of a Portfolio’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk — The Portfolios may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the Investment Manager’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between a Portfolio’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Portfolio. An imperfect correlation of this type may prevent the Portfolios from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

Foreign Exposure Risk — The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

Foreign Securities Risk — Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the U.S. markets and that could affect a Portfolio’s performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the United States. Foreign investing also may involve brokerage costs and tax considerations that are not usually present in the U.S. markets.

Other factors that can affect the value of a Portfolio’s foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers, and the fact that many foreign companies may not be

24	Prospectus

subject to uniform and/or stringent accounting, auditing and financial reporting standards. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Portfolio to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines).

To the extent that a Portfolio invests in sovereign debt instruments, the Portfolio is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Portfolio may have limited recourse against the issuing government or agency. Financial markets have recently experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain European countries.

Global Natural Resources Industry Risk — Investment risks associated with investing in global natural resources securities, in addition to other risks, include price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed by natural resource companies in complying with environmental and safety regulations, changes in supply of, or demand for, various natural resources, changes in energy prices, the success of exploration projects, changes in commodity prices, and special risks associated with natural or man-made disasters.

Growth Stock Risk — Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Holdings Risk — If a Portfolio typically holds a small number of stocks, or if a Portfolio’s manager(s) tend to invest a significant portion of a Portfolio’s total assets in a limited number of stocks, the appreciation or depreciation of any one security held by the Portfolio will have a greater impact on the Portfolio’s NAV than it would if the Portfolio invested in a larger number of securities or if the Portfolio’s manager(s) invested a greater portion of the Portfolio’s total assets in a larger number of stocks. Although that strategy has the potential to generate attractive returns over time, it also may increase the Portfolio’s volatility.

Initial Public Offering Risk — Investments in IPOs can have a significant positive impact on a Portfolio’s performance; however, the positive effect of investments in IPOs may not be sustainable because of a number of factors. For example, a Portfolio may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, a Portfolio may not be able to buy the shares at the commencement of the offering, and the general availability and performance of IPOs are dependent on market psychology and economic conditions. To the extent that IPOs have a significant impact on a Portfolio’s performance, this may not be able to be replicated in the future. The relative performance impact of IPOs on a Portfolio is also likely to decline as the Portfolio grows.

Interest Rate Risk — The value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation decreases. Conversely, when interest rates decline, the value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, generally increases. Long-term debt securities, mortgage-backed securities and other fixed-income obligations are generally more sensitive to interest rate changes than short-term debt securities. A Portfolio may experience a decline in its income due to falling interest rates.

In general, a portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a Portfolio’s duration of its portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a Portfolio holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Investment Company Securities Risk — The risks of investment in other investment companies typically reflect the risks of the types of securities in which the investment companies invest. As a shareholder in an investment company, a Portfolio would bear its pro rata share of that investment company’s expenses, which could result in duplication of certain fees, including management and administrative fees.

Prospectus	25

Certain Portfolios may invest in ETFs as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and other commodities without purchasing them directly. Since many ETFs are a type of investment company, a Portfolio’s purchases of shares of such ETFs are subject to the Portfolio’s investment restrictions regarding investments in other investment companies.

ETFs have a market price that reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs and closed-end funds. In addition, an asset management fee is charged in connection with the management of the ETF’s or the closed-end fund’s portfolio (which is in addition to the investment management fee paid by a Portfolio).

Investments in an ETF or a closed-end fund generally present the same primary risks as investments in conventional funds, which are not exchange-traded. The price of an ETF or a closed-end fund can fluctuate, and a Portfolio could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s or a closed-end fund’s shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF’s or a closed-end fund’s shares may not develop or be maintained; or (iii) trading of an ETF’s or a closed-end fund’s shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Large Company Risk — Large capitalization companies may go in and out of favor based on market and economic conditions. Large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies.

Liquidity Risk — Generally, a security is liquid if a Portfolio is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies, foreign companies, companies in emerging markets or certain instruments such as derivatives are subject to a variety of risks, including potential lack of liquidity. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, a Portfolio may not be able to dispose of illiquid securities at a favorable time or price.

Low-Rated Securities Risk — In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken a Portfolio’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

Management Risk — The Investment Manager applies a Portfolio’s investment strategies and selects securities for the Portfolio in seeking to achieve the Portfolio’s investment objective(s). Securities selected by the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Portfolio. In general, investment decisions made by the Investment Manager may not produce the anticipated returns, may cause the Fund’s shares to lose value or may cause the Portfolio to perform less favorably than other mutual funds with investment objectives similar to the investment objective(s) of the Portfolio.

Market Risk — All securities and other investments may be subject to adverse trends in the markets. Securities are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. The value of assets or income from a Portfolio’s investments may be adversely affected by inflation or changes in the market’s expectations regarding inflation. In addition, prices are affected by the outlook for overall corporate profitability. In the municipal securities markets, securities backed by current or anticipated revenues from a specific project or specific asset may be adversely impacted by declines in revenue collection from the project or asset. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Portfolio.

26	Prospectus

The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Liquidity in some markets has decreased and credit has become scarcer worldwide. Recent regulatory changes, including the Dodd-Frank Act and the introduction of new international capital and liquidity requirements under the Basel III Accords (Basel III), may cause lending activity within the financial services sector to be constrained for several years as Basel III rules phase in and rules and regulations are promulgated and interpreted under the Dodd-Frank Act. These market conditions may continue or deteriorate further and may add significantly to the risk of short-term volatility in a Portfolio. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken a number of steps in an attempt to support financial markets. Withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces or to project the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Changes in market conditions will not have the same impact on all types of securities.

In addition, since 2010, the risks of investing in certain foreign government debt have increased dramatically as a result of the ongoing European debt crisis, which began in Greece and has begun to spread throughout various other European countries. These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the global securities markets and it is impossible to predict the effects of these or similar events in the future on the Portfolios, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Portfolios.

Mid Size Company Risk — Securities of mid capitalization companies may be more vulnerable to adverse developments than those of large companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid capitalization companies may be more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns.

Private Placements and Other Restricted Securities Risk — Restricted securities, which include private placements, are securities that are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. A Portfolio could find it difficult to sell privately placed securities and other restricted securities when the Investment Manager believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid or less than the fair market value. At times, it also may be difficult to determine the fair value of such securities for purposes of computing the NAV of a Portfolio.

Reinvestment Risk — Income from a Portfolio’s debt securities may decline if the Fund invests the proceeds from matured, traded, prepaid or called securities in securities with interest rates lower than the current earnings rate of the Portfolio’s holdings. For example, debt securities with high relative interest rates may be paid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate (commonly referred to as optional call risk). As well, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities (including shares of mortgage REITs). As a result, a Portfolio may have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Portfolio’s investment income.

Science and Technology Industry Risk — Investment risks associated with investing in science and technology securities, in addition to other risks, include a company’s operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, and aggressive pricing of products and services, as well as new market entrants and obsolescence of existing technology.

Sector Risk — At times, a Portfolio may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments in that economic sector than portfolios that invest more broadly.

Prospectus	27

Small Company Risk — Securities of small capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be more affected than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.

Subsidiary Investment Risk — By investing in the Subsidiary, Ivy Funds VIP Asset Strategy is exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act, and is not subject to all of the investor protections of the 1940 Act. Thus, the Portfolio, as an investor in the Subsidiary, would not have all of the protections offered to investors in registered investment companies. However, because the Portfolio wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are managed by WRIMCO, it is unlikely that the Subsidiary would take action contrary to the interests of the Portfolio or the Portfolio’s shareholders. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Portfolio and the Subsidiary are organized, respectively, could result in the inability of the Portfolio and/or the Subsidiary to operate as intended and could negatively affect the Portfolio and its shareholders. Although under the federal tax law, the Portfolio may not earn more than 10% of its annual gross income from gains resulting from selling commodities (and other non-qualifying income), the Portfolio has received an opinion of counsel, which is not binding on the Internal Revenue Service or the courts, that income the Portfolio receives from the Subsidiary should constitute qualifying income.

Value Stock Risk — Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Investment Manager, undervalued. The value of a security believed by the Investment Manager to be undervalued may never reach what is believed to be its full value, or such security’s value may decrease.

28	Prospectus

The Management of the Portfolios

Portfolio Management

The Portfolios are managed by WRIMCO, subject to the authority of the Board. WRIMCO provides investment advice to each of the Portfolios and supervises each Portfolio’s investments. WRIMCO and/or its predecessor have served as investment manager to the Portfolios since their inception and to each of the registered investment companies within Waddell & Reed Advisors Funds and InvestEd Portfolios since their inception. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. WRIMCO had approximately $40.3 billion in assets under management as of December 31, 2012.

Mackenzie Financial Corporation (Mackenzie), 180 Queen Street West, Toronto, Ontario, Canada M5V 3K1, serves as the investment subadviser to, and as such provides investment advice to, and generally conducts the investment management program for, Ivy Funds VIP Global Natural Resources pursuant to an agreement with WRIMCO. Mackenzie Investments was founded in 1967, and is a leading investment management firm in Toronto, providing investment advisory and related services, with approximately $61.5 billion USD in assets under management as of December 31, 2012.

Ivy Funds VIP Asset Strategy: Michael L. Avery and Ryan F. Caldwell are primarily responsible for the day-to-day management of the Ivy Funds VIP Asset Strategy. Mr. Avery has held his responsibilities for Ivy Funds VIP Asset Strategy since January 1997. He is Executive Vice President of WRIMCO and Ivy Investment Management Company (IICO), an affiliate of WRIMCO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. Mr. Avery has served as President of Waddell & Reed Financial, Inc. (WDR), since January 2010. He formerly served as Chief Investment Officer (CIO) of WDR from June 2005 until February 2011 and formerly served as CIO of WRIMCO and IICO from June 2005 until August 2010. Mr. Avery has also served as portfolio manager for investment companies managed by WRIMCO since February 1994, and has been an employee of such since June 1981. He held the position of Director of Equity Research for IICO and for WRIMCO and its predecessor from August 1987 through June 2005. Mr. Avery earned a BS degree in Business Administration from the University of Missouri, and an MBA with emphasis on finance from Saint Louis University.

Mr. Caldwell has held his responsibilities for Ivy Funds VIP Asset Strategy since January 2007. His investment research responsibilities are concentrated in asset managers, brokers and transaction processors. Mr. Caldwell joined WRIMCO in July 2000 as an economic analyst. In January 2003 he was appointed an investment analyst, and in June 2005 was named assistant portfolio manager for the Portfolio, as well as two other funds managed by WRIMCO or IICO. Mr. Caldwell is Senior Vice President of WRIMCO and IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. Mr. Caldwell earned a BBA in finance from Southwest Texas State University. He is currently pursuing the Chartered Financial Analyst designation.

Daniel J. Vrabac, formerly a manager of the Portfolios along with Messrs. Avery and Caldwell, is now focusing on portfolio management responsibilities for the global bond funds which are managed by WRIMCO and IICO. While no longer responsible for day-to-day management of Ivy Funds VIP Asset Strategy, Mr. Vrabac continues to provide input to Ivy Funds VIP Asset Strategy on the global fixed income markets, currencies and trading, which were among his principal responsibilities as a portfolio manager of Ivy Funds VIP Asset Strategy.

Ivy Funds VIP Global Natural Resources: Frederick Sturm, a Senior Vice President of Mackenzie, is primarily responsible for the day-to-day management of Ivy Funds VIP Global Natural Resources. He has managed the Portfolio since its inception in April 2005. Mr. Sturm is also primarily responsible for the day-to-day management of Ivy Global Natural Resources Fund, whose investment manager is IICO. Mr. Sturm joined Mackenzie in 1983. He holds a degree in commerce and finance from the University of Toronto. Mr. Sturm is a Chartered Financial Analyst.

Ivy Funds VIP Science and Technology: Zachary H. Shafran is primarily responsible for the day-to-day management of Ivy Funds VIP Science and Technology. Mr. Shafran has held his responsibilities for Ivy Funds VIP Science and Technology since February 2001. He is Senior Vice President of WRIMCO and IICO, Vice President of the Trust and Vice President of and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. Effective April 2010, Mr. Shafran was appointed the Global Director of Equity and Fixed Income Research for WRIMCO and IICO. Mr. Shafran has served as a portfolio manager for investment companies managed by WRIMCO or IICO since January 1996. He served as an investment analyst with WRIMCO and its predecessor from June 1990 to January 1996. Mr. Shafran earned a Bachelor of Business Administration and an MBA from the University of Missouri at Kansas City.

Prospectus	29

Additional information regarding the portfolio managers, including information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities, is included in the SAI.

Other members of WRIMCO’s investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the investments of the Portfolios.

Management and Other Fees

Like all mutual funds, the Portfolios pay fees related to their daily operations. Expenses paid out of each Portfolio’s assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each Portfolio pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each Portfolio also pays other expenses, which are explained in the SAI.

The management fee is payable at the annual rates of:

Ivy Funds VIP Asset Strategy: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

Ivy Funds VIP Science and Technology: 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.

Ivy Funds VIP Global Natural Resources: 1.00% of net assets up to $500 million, 0.85% of net assets over $500 million and up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.

Effective October 1, 2006, and at least through September 30, 2016, the investment management fee rates for certain Portfolios are reduced pursuant to a management fee waiver as follows:

Ivy Funds VIP Asset Strategy: 0.69% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

Ivy Funds VIP Science and Technology: 0.83% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.

WRIMCO uses a portion of the management fees it receives from a Portfolio to pay that Portfolio’s investment subadviser, as applicable.

For the fiscal year ended December 31, 2012, management fees (net of waivers) for each Portfolio as a percent of each such Portfolio’s average net assets are as follows:

Net Management Fees Paid
Ivy Funds VIP Asset Strategy	0.68%
Ivy Funds VIP Global Natural Resources	1.00%
Ivy Funds VIP Science and Technology	0.83%

A discussion regarding the basis of the approval by the Board of the renewal of the advisory contract of each of the Portfolios is available in the Trust’s Annual Report to Shareholders for the period ended December 31, 2012.

The Trust has adopted a Service Plan (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Portfolio may pay daily a fee to Waddell & Reed, Inc. (Waddell & Reed), an affiliate of WRIMCO and the Trust’s principal underwriter, in an amount not to exceed 0.25% of the Portfolio’s average annual net assets. The fee is to be paid to compensate Waddell & Reed and unaffiliated third parties for amounts expended in connection with the provision of personal services to Policyowners. These fees are paid out of the Portfolio’s assets on an on-going basis, and over time, these fees will increase the cost of the investment and may cost you more than paying other types of sales charges.

In addition to commissions, Nationwide Life Insurance Company (Nationwide) and Minnesota Life Insurance Company (Minnesota Life) each pay Waddell & Reed compensation for providing administrative and marketing services. Nationwide pays compensation to Waddell & Reed on a monthly basis in an amount equal to 0.238% annually of the average daily account value of all variable annuity assets for Nationwide products distributed by Waddell & Reed prior to January 1, 2012, and 0.22% annually of the average

30	Prospectus

daily account value of all variable annuity assets for Nationwide products distributed by Waddell & Reed after January 1, 2012. Minnesota Life pays compensation to Waddell & Reed on a quarterly basis in an amount equal to 0.25% annually of the average daily account value of all variable annuity assets for products distributed by Waddell & Reed.

Regulatory Matters

On July 24, 2006, WRIMCO, Waddell & Reed, Inc. and Waddell & Reed Services Company (collectively, W&R) reached a settlement with the SEC to resolve proceedings brought in connection with its investigation of frequent trading and market timing in certain funds within Waddell & Reed Advisors Funds.

Under the terms of the SEC’s cease-and desist order (SEC Order), pursuant to which W&R neither admitted nor denied any of the findings contained therein, among other provisions W&R agreed to pay $40 million in disgorgement and $10 million in civil money penalties.

The SEC Order further requires that the $50 million in settlement amounts will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with W&R, and that is agreed to by the SEC staff and for which the distribution methodology is acceptable to the Funds’ Disinterested Trustees. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which shareholders of certain Funds shall receive their proportionate share of losses, if any, suffered by those Funds due to market timing. Therefore, it is not currently possible to specify which particular Fund shareholders or groups of Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The foregoing is only a summary of the SEC Order. A copy of the SEC Order is available on the SEC’s website at http://www.sec.gov.

Prospectus	31

Buying and Selling Portfolio Shares

WHO CAN BUY SHARES OF THE PORTFOLIOS

Shares of the Portfolios are currently sold to the separate accounts of Participating Insurance Companies (Variable Accounts) to fund benefits payable under the Policies under the Trust’s “Mixed and Shared” Exemptive Order (Order). Permitting both variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio is known as “mixed funding.” Shares of the Portfolios are not sold to individual investors.

The Variable Accounts purchase shares of a Portfolio in accordance with Variable Account allocation instructions received from Policyowners. A Portfolio then uses the proceeds to buy securities for its portfolio.

Because Policies may have different provisions with respect to the timing and method of purchases and exchanges, Policyowners should contact their Participating Insurance Company directly for details concerning these transactions.

Please check with your Participating Insurance Company to determine if a Portfolio is available under your Policy. This Prospectus should be read in conjunction with the prospectus of the Variable Account of your specific Policy.

The Portfolios currently do not foresee any disadvantages to Policyowners arising out of the fact that the Portfolios may offer their shares to the Variable Accounts to fund benefits of their Policies. Nevertheless, as a condition of the Order, the Board will monitor events in order to identify any material irreconcilable conflicts that may arise (such as those arising from tax or other differences) and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more Variable Accounts might be required to withdraw their investments in one or more of the Portfolios and shares of another fund may be substituted. This might force a Portfolio to sell its securities at disadvantageous prices.

The principal underwriter of the Portfolios is Waddell & Reed.

Purchase Price

The purchase price of each share of a Portfolio is its NAV next determined after the order is received in good order by the Portfolio or its agent. No sales charge is imposed on the purchase of a Portfolio’s shares; however, your Policy may impose a sales charge. The NAV for a share of a Portfolio is determined by dividing the total market value of the securities and other assets of a Portfolio, less the liabilities of the Portfolio, by the total number of outstanding shares of the Portfolio. In general, NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE), normally 4 p.m. Eastern Time, on each day the NYSE is open for trading. Each Portfolio may reject any order to buy shares and may suspend the sale of shares at any time.

Net Asset Value

In the calculation of a Portfolio’s NAV:

■

The securities held by the Portfolio that are traded on an exchange are ordinarily valued at the last sale price on each day prior to the time of valuation as reported by the principal securities exchange on which the securities are traded or, if no sale is recorded, the average of the last bid and asked prices.

■

Stocks that are traded over-the-counter are valued using the NASDAQ Official Closing Price (NOCP), as determined by NASDAQ, or, lacking an NOCP, the last current reported sales price as of the time of valuation on NASDAQ or, lacking any current reported sales on NASDAQ, at the time of valuation at the average of the last bid and asked prices.

■

Bonds (including foreign bonds), convertible bonds, municipal bonds, U.S. government securities, mortgage-backed securities and swap agreements are ordinarily valued according to prices quoted by an independent pricing service.

■	Short-term debt securities are valued at amortized cost, which approximates market value.

■	Precious metals are valued at the last traded spot price for the appropriate metal immediately prior to the time of valuation.

■	Other investment assets for which market prices are unavailable or are not reflective of current market value are valued at their fair value by or at the direction of the Board, as discussed below.

The NAV per share of each Portfolio is normally computed daily as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a Portfolio may be priced at the close of the regular session of any other securities or commodities exchange on which that instrument is traded.

32	Prospectus

As noted in this Prospectus, certain Portfolios may invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of a Portfolio’s shares may be significantly affected on days when the Portfolio does not price its shares and when you are not able to purchase or redeem the Portfolio’s shares.

When a Portfolio believes a reported market price for a security does not reflect the amount the Portfolio would receive on a current sale of that security, the Portfolio may substitute for the market price a fair-value determination made according to procedures approved by the Board. A Portfolio also may use these procedures to value certain types of illiquid securities. In addition, fair value pricing generally will be used by a Portfolio if the exchange on which a security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the Portfolio’s NAV is calculated.

A Portfolio also may use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. Some Portfolios, such as Ivy Funds VIP Global Natural Resources and Ivy Funds VIP Asset Strategy, which may invest a significant portion of their assets in foreign securities (and, with respect to Ivy Funds VIP Asset Strategy, in derivatives on those securities), also may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Portfolio share prices that may not reflect developments in foreign securities or derivatives markets that occurred after the close of such market but prior to the pricing of Portfolio shares. In that case, such securities investments may be valued at their fair values as determined according to the procedures approved by the Board. Significant events include, but are not limited to, (1) events impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant U.S. or foreign market fluctuations.

The Portfolios have retained a third-party pricing service (the Service) to assist in fair valuing foreign securities and foreign derivatives (collectively, Foreign Securities), if any, held by the Portfolios. The Service conducts a screening process to indicate the degree of confidence, based on historical data, that the closing price in the principal market where a Foreign Security trades is not the current market value as of the close of the NYSE. For foreign securities where Waddell & Reed Services Company, each Portfolio’s transfer agent, doing business as WI Services Company (WISC), in accordance with guidelines adopted by the Board, believes, at the approved degree of confidence, that the price is not reflective of current market price, WISC may use the indication of fair value from the Service to determine the fair value of the Foreign Securities. The Service, the methodology or the degree of certainty may change from time to time. The Board regularly reviews, and WISC regularly monitors and reports to the Board, the Service’s pricing of the Portfolio’s Foreign Securities, as applicable.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event — thus potentially alleviating arbitrage opportunities with respect to Portfolio shares. Another effect of fair valuation on a Portfolio is that the Portfolio’s NAV will be subject, in part, to the judgment of the Board or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a Portfolio purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. The use of fair value pricing also may affect all shareholders in that if redemption proceeds or other payments based on the valuation of Portfolio assets were paid out differently due to fair value pricing, all shareholders will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see “Market Timing Policy.”

SELLING SHARES

Shares of the Portfolios may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received in good order by the Portfolio or its agent. The value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Portfolio’s investments at the time of the redemption.

Because Policies may have different provisions with respect to the timing and method of redemptions, Policyowners should contact their Participating Insurance Company directly for details concerning these transactions.

Redemptions are made at the NAV per share of the Portfolio next determined after receipt of the request to redeem from the Participating Insurance Company. Payment is generally made within seven days after receipt of a proper request to redeem. No fee

Prospectus	33

is charged to any Participating Insurance Company upon redemption of Portfolio shares. The Trust may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period if any of the following conditions exist:

■	the NYSE is closed other than customary weekend and holiday closings or trading on the NYSE is restricted

■	the SEC has determined that a state of emergency exists which may make payment or transfer not reasonably practicable

■	the SEC has permitted suspension of the right of redemption of shares for the protection of the security holders of the Trust

■	applicable laws and regulations otherwise permit the Trust to suspend payment on the redemption of shares

Redemptions are ordinarily made in cash.

Except as otherwise noted, and via the Participating Insurance Company, a Policyowner may indirectly sell shares and buy shares of another Portfolio within the Trust, also known as a transfer or an exchange privilege.

Market Timing Policy

The Portfolios are intended for long-term investment purposes. The Trust and/or the Participating Insurance Companies will take steps to seek to deter frequent purchases and/or redemptions in Portfolio shares (market timing activities). Market timing activities, especially those involving large dollar amounts, may disrupt Portfolio investment management and may increase expenses and negatively impact investment returns for all Portfolio shareholders, including long-term shareholders. Market timing activities also may increase the expenses of WISC and/or Waddell & Reed, thereby indirectly affecting the Portfolio’s shareholders.

Certain Portfolios may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a Portfolio invests a significant portion of its assets in foreign securities, the Portfolio may be susceptible to a time zone arbitrage strategy in which investors seek to take advantage of Portfolio share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Portfolio shares. A Portfolio that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage). Price arbitrage is more likely to occur in a Portfolio that invests a significant portion of its assets in small cap companies, or in a Portfolio that invests a significant portion of its assets in high-yield fixed income securities.

To discourage market timing activities by investors, the Board has adopted a market timing policy and has approved the procedures of WISC, the Portfolios’ transfer agent, for implementing this policy. WISC’s procedures reflect the criteria that it has developed for purposes of identifying trading activity in Portfolio shares that may be indicative of market timing activities and outline how WISC will monitor transactions in Portfolio shares. In its monitoring of trading activity in Portfolio shares, on a periodic basis, WISC typically reviews Portfolio share transactions that exceed certain monetary thresholds and/or numerical transaction limits within a particular time period.

WISC will follow, monitor, and enforce excessive trading policies and procedures approved by the Board. Please see an example detailed below of trading activity that would be considered excessive and in violation of the Portfolios’ market timing policy:

WISC will monitor the number of roundtrip transactions in Portfolio shares. Any Policyowner that has more than two transactions that are considered a change in direction relative to a Portfolio within a time period determined by WISC may be restricted from making additional purchases of Portfolio shares. A change in direction is defined as any exchange or sale out of a Portfolio and a second change in direction is an exchange or purchase back into that Portfolio. Policyowners who reach this limit may be blocked from making additional purchases for 60 days. A second violation can result in a permanent block.

This example is not all inclusive of the trading activity that may be deemed to violate the Portfolios’ market timing policy and any trade that is determined as disruptive can lead to a temporary or permanent suspension of trading privileges, in WISC’s sole discretion.

In its attempt to identify market timing activities, WISC considers many factors, including (but not limited to) the example detailed above, and the frequency, size and/or timing of the investor’s transactions in Portfolio shares. If WISC identifies what it believes to be market timing activities, WISC and/or Waddell & Reed will coordinate with the applicable Participating Insurance Company so that it may notify the investors involved, reject or restrict a purchase or exchange order and/or prohibit those investors from making further purchases allocated to Portfolio shares. The Portfolios also may restrict their exchange privileges in order to protect

34	Prospectus

Policyowners. Transactions placed in violation of the Portfolios’ market timing policy are not deemed accepted by the applicable Portfolio and may be cancelled or revoked by the Portfolio on the next business day following receipt by the Portfolio.

Due to the complexity and subjectivity involved in identifying market timing activities and the volume of shareholder transactions that WISC processes, there can be no assurance that the Portfolios’ and WISC’s policies and procedures will identify all trades or trading practices that may be considered market timing activity. WISC may modify its procedures for implementing the Portfolios’ market timing policy and/or its monitoring criteria at any time without prior notice. The Portfolios, WISC and/or Waddell & Reed shall not be liable for any loss resulting from rejected purchase orders or exchanges.

A Portfolio seeks to apply its market timing policy uniformly to all shareholders and prospective investors. Although the Portfolios, Waddell & Reed and WISC make efforts to monitor for market timing activities and will seek the assistance of the Participating Insurance Companies through which Portfolio shares are purchased or held, the Portfolios cannot always identify or detect excessive trading that may be facilitated by a Participating Insurance Company or made difficult to identify by the use of omnibus accounts by the Participating Insurance Companies, mainly due to the fact that the Participating Insurance Companies maintain the underlying Policyowner account, and the Portfolio must analyze omnibus account level activity and then request additional shareholder level activity on the underlying investors where omnibus account level activity warrants further review. Accordingly, there can be no assurance that the Portfolios will be able to eliminate all market timing activities.

Apart from actions taken by a Portfolio, Policyowners also may be subject to restrictions imposed under their Policies with respect to short-term trading and the trading restrictions imposed by the Participating Insurance Companies that maintain the underlying account(s).

A Portfolio’s market timing policy, in conjunction with the use of fair value pricing, is intended to reduce a Policyowner’s ability to engage in market timing activities, although there can be no assurance that a Portfolio will eliminate market timing activities.

Additional Compensation to Intermediaries

Waddell & Reed and/or its affiliates (collectively, Waddell) may make payments for marketing, promotional or related services by:

■	Participating Insurance Companies for whose Policies the Portfolios are underlying investment options or

■	broker-dealers and other financial intermediaries that sell Policies that include the Portfolios as underlying investment options.

These payments are often referred to as “revenue sharing payments.” The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Portfolios on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from Waddell’s own profits and may be in addition to any Rule 12b-1 payments, if applicable, that are paid by the Portfolios. Because revenue sharing payments are paid by Waddell, and not from the Portfolios’ assets, the amount of any revenue sharing payments is determined by Waddell.

In addition to the revenue sharing payments described above, Waddell may offer other incentives to sell Policies for which the Portfolios are investment options in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals.

The recipients of such incentives may include:

■	financial advisors affiliated with Waddell;

■	broker-dealers and other financial intermediaries that sell such Policies and

■	insurance companies that include shares of the Portfolios as underlying investment options.

Payments may be based on current or past sales of Policies investing in shares of the Portfolios, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for a Participating Insurance Company or intermediary or their employees or associated persons to recommend a particular Policy for which the Portfolios are underlying investment options instead of recommending options offered by competing insurance companies.

In addition, Waddell may compensate Participating Insurance Companies for administrative and shareholder services provided to Policyowners.

Prospectus	35

Notwithstanding the additional compensation described above, WRIMCO and all subadvisers to the Portfolios are prohibited from considering a broker-dealer’s sale of any of the Portfolios’ shares, or the inclusion of the Portfolios in a Policy provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for execution of Portfolio transactions.

Portfolio transactions nevertheless may be executed with broker-dealers who coincidentally may have assisted customers in the purchase of Policies for which the Portfolios are underlying investment options, issued by Participating Insurance Companies, although neither such assistance nor the volume of shares sold of the Portfolios or any affiliated investment company is a qualifying or disqualifying factor in WRIMCO’s or a subadvisor’s selection of such broker-dealer for portfolio transaction execution.

The Participating Insurance Company that provides your Policy also may provide similar compensation to broker-dealers and other financial intermediaries in order to promote the sale of such Policies. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.

36	Prospectus

Distributions and Taxes

Distributions

Each Portfolio distributes substantially all of its net investment income and net realized capital gains to its shareholders each year. Usually, a Portfolio distributes net investment income at the following times:

Declared and paid annually in May:

Net investment income from all other Portfolios and net realized long-term and/or short-term capital gains from all Portfolios.

Dividends are paid by each Portfolio in additional full and fractional shares of the Portfolio.

All distributions from net realized long-term and/or short-term capital gains, if any, of each Portfolio, are declared and paid annually in May in additional full and fractional shares of the Portfolio.

Taxes

Each Portfolio is treated as a separate corporation, and intends to continue to qualify to be treated as a regulated investment company (RIC), for Federal tax purposes. A Portfolio will be so treated if it meets specified Federal income tax rules, including requirements regarding types of investments, limits on investments, types of income and distributions. A Portfolio that satisfies those requirements is not taxed at the entity level on the net income and net realized gains it distributes to its shareholders.

It is important for each Portfolio to maintain its RIC status (and to satisfy certain other requirements), because the Portfolio shareholders, which are the Variable Accounts, will then be able to use a “look-through” rule in determining whether the Variable Accounts meet the investment diversification rules that apply to them. If a Portfolio failed to meet those diversification rules, owners of Policies indirectly funded through the Portfolio would be taxed immediately on the accumulated investment earnings under their Policies and would lose any benefit of tax deferral. Accordingly, WISC monitors each Portfolio’s compliance with the applicable RIC qualification and Variable Account diversification rules.

You will find additional information in the SAI about Federal income tax considerations generally affecting the Portfolios.

Because the only shareholders of the Portfolios are the Variable Accounts, no further discussion is included here as to the Federal income tax consequences to the Portfolios’ shareholders. For information concerning the Federal tax consequences to Policyowners, see the applicable prospectus for your Policy. Prospective investors are urged to consult with their tax advisors.

Prospectus	37

This page left blank intentionally.

38	Prospectus

Ivy Funds Variable Insurance Portfolios

Financial Highlights

The following information is to help you understand the financial performance of each Portfolio’s shares for the fiscal periods shown. Certain information reflects financial results for a single Portfolio share. Total return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and other distributions. This information has been audited by Deloitte & Touche LLP, whose Report of Independent Registered Public Accounting Firm, along with each Portfolio’s financial statements and financial highlights for the fiscal period ended December 31, 2012, is included in the Trust’s Annual Report to Shareholders, which is available upon request.

Prospectus	39

IVY FUNDS VIP	FOR A SHARE OF CAPITAL STOCK

OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Asset Strategy
Year ended 12-31-2012	$9.11	$0.18	(3)	$1.55	$1.73	$(0.11)	$—	$(0.11)
Year ended 12-31-2011	9.91	0.06	(3)	(0.76)	(0.70)	(0.10)	—	(0.10)
Year ended 12-31-2010	9.23	0.09		0.69	0.78	(0.10)	—	(0.10)
Year ended 12-31-2009	8.27	0.08		1.82	1.90	(0.03)	(0.91)	(0.94)
Year ended 12-31-2008	12.32	0.10		(3.29)	(3.19)	(0.05)	(0.81)	(0.86)
Global Natural Resources
Year ended 12-31-2012	5.29	(0.01	)(3)	0.07	0.06	—	(0.31)	(0.31)
Year ended 12-31-2011	6.73	(0.01	)(3)	(1.43)	(1.44)	—	—	—
Year ended 12-31-2010	5.75	(0.02)		1.00	0.98	—	—	—
Year ended 12-31-2009	3.31	(0.02)		2.46	2.44	—	—	—
Year ended 12-31-2008	10.08	0.01		(6.23)	(6.22)	(0.11)	(0.44)	(0.55)
Science and Technology
Year ended 12-31-2012	15.25	(0.12	)(3)	4.22	4.10	—	(1.25)	(1.25)
Year ended 12-31-2011	16.73	(0.13	)(3)	(0.75)	(0.88)	—	(0.60)	(0.60)
Year ended 12-31-2010	15.30	(0.08)		1.96	1.88	—	(0.45)	(0.45)
Year ended 12-31-2009	11.43	0.01		4.73	4.74	—	(0.87)	(0.87)
Year ended 12-31-2008	17.98	(0.03)		(6.08)	(6.11)	—	(0.44)	(0.44)

(1)	Based on net asset value. Total returns for periods less than one year are not annualized.

(2)	Ratios excluding expense waivers are included only for periods in which the Portfolio had waived or reimbursed expenses.

(3)	Based on average weekly shares outstanding.

40	Prospectus

	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(2)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(2)	Portfolio Turnover Rate
Asset Strategy
Year ended 12-31-2012	$10.73	19.18%	$1,345	1.00%	1.83%	1.01%	1.82%	49%
Year ended 12-31-2011	9.11	-7.21	1,197	0.99	0.62	1.00	0.61	57
Year ended 12-31-2010	9.91	8.68	1,295	1.02	1.07	1.03	1.06	104
Year ended 12-31-2009	9.23	25.04	1,095	1.05	1.17	1.06	1.16	113
Year ended 12-31-2008	8.27	-25.79	678	1.04	1.02	1.05	1.01	190
Global Natural Resources
Year ended 12-31-2012	5.04	1.89	180	1.36	-0.13	—	—	102
Year ended 12-31-2011	5.29	-21.45	184	1.37	-0.14	—	—	100
Year ended 12-31-2010	6.73	17.06	236	1.37	-0.31	—	—	117
Year ended 12-31-2009	5.75	73.64	192	1.45	-0.56	—	—	101
Year ended 12-31-2008	3.31	-61.46	69	1.43	-0.08	—	—	206
Science and Technology
Year ended 12-31-2012	18.10	27.83	334	1.15	-0.67	1.17	-0.69	44
Year ended 12-31-2011	15.25	-5.77	279	1.16	-0.77	1.18	-0.79	50
Year ended 12-31-2010	16.73	12.75	326	1.16	-0.48	1.18	-0.50	27
Year ended 12-31-2009	15.30	43.84	316	1.19	0.06	1.21	0.04	65
Year ended 12-31-2008	11.43	-33.89	226	1.16	-0.21	1.18	-0.23	62

Prospectus	41

Appendix A: Hypothetical Investment and Expense Information

The following charts provide additional hypothetical information about the effect of each Portfolio’s expenses, including investment advisory fees and other Portfolio costs, on the Portfolio’s assumed returns over a ten-year period.

Each chart shows the estimated cumulative expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of shares. Each chart also assumes that the Portfolio’s annual expense ratio stays the same throughout the ten-year period and that all dividends and other distributions are reinvested. The annual expense ratio used in each chart is the same as stated in the “Fees and Expenses” table of this Prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below. The charts do not reflect any fees and expenses imposed under the variable annuity contracts or variable life insurance policies through which the Portfolios are offered. If these fees and expenses were reflected, the hypothetical investment returns shown would be lower.

Ivy Funds VIP Asset Strategy

Annual expense ratio			1.01%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 103.01	$10,399.00
2	10,399.00	519.95	10,918.95	107.13	10,813.92
3	10,813.92	540.70	11,354.62	111.40	11,245.40
4	11,245.40	562.27	11,807.67	115.84	11,694.09
5	11,694.09	584.70	12,278.79	120.47	12,160.68
6	12,160.68	608.03	12,768.71	125.27	12,645.89
7	12,645.89	632.29	13,278.19	130.27	13,150.46
8	13,150.46	657.52	13,807.99	135.47	13,675.17
9	13,675.17	683.76	14,358.92	140.87	14,220.81
10	14,220.81	711.04	14,931.85	146.50	14,788.22
Cumulative Total				$1,236.24

Ivy Funds VIP Global Natural Resources

Annual expense ratio			1.36%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 138.48	$10,364.00
2	10,364.00	518.20	10,882.20	143.52	10,741.25
3	10,741.25	537.06	11,278.31	148.74	11,132.23
4	11,132.23	556.61	11,688.84	154.15	11,537.44
5	11,537.44	576.87	12,114.32	159.76	11,957.41
6	11,957.41	597.87	12,555.28	165.58	12,392.66
7	12,392.66	619.63	13,012.29	171.61	12,843.75
8	12,843.75	642.19	13,485.94	177.85	13,311.26
9	13,311.26	665.56	13,976.83	184.33	13,795.79
10	13,795.79	689.79	14,485.58	191.04	14,297.96
Cumulative Total				$1,635.06

42	Prospectus

Ivy Funds VIP Science and Technology

Annual expense ratio			1.17%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 119.24	$10,383.00
2	10,383.00	519.15	10,902.15	123.81	10,780.67
3	10,780.67	539.03	11,319.70	128.55	11,193.57
4	11,193.57	559.68	11,753.25	133.47	11,622.28
5	11,622.28	581.11	12,203.40	138.58	12,067.42
6	12,067.42	603.37	12,670.79	143.89	12,529.60
7	12,529.60	626.48	13,156.08	149.40	13,009.48
8	13,009.48	650.47	13,659.96	155.13	13,507.74
9	13,507.74	675.39	14,183.13	161.07	14,025.09
10	14,025.09	701.25	14,726.35	167.24	14,562.25
Cumulative Total				$1,420.38

Prospectus	43

This page left blank intentionally.

44	Prospectus

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

K&L Gates LLP

1601 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

1100 Walnut Street, Suite 3300

Kansas City, Missouri 64106

Investment Manager

Waddell & Reed Investment Management Company

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

888.WADDELL

Underwriter

Waddell & Reed, Inc.

6300 Lamar Avenue

P.O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

888.WADDELL

Transfer Agent

WI Services Company

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

888.WADDELL

Accounting Services Agent

WI Services Company

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

888.WADDELL

Our INTERNET address is:

http://www.waddell.com

Prospectus	45

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS

You can get more information about each Portfolio in the —

■

Statement of Additional Information (SAI), which contains detailed information about the Portfolio, particularly the investment policies and practices. You may not be aware of important information about a Portfolio unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

■

Annual and Semiannual Reports to Shareholders, which detail the Portfolio’s actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected a Portfolio’s performance during the year covered by the report.

To request a copy of the current SAI or copies of a Portfolio’s most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Trust or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports also may be requested via email at IMCompliance@waddell.com and are available, without charge, at www.waddell.com.

Information about the Portfolios (including each Portfolio’s current SAI and most recent Annual and Semiannual Reports) is available from the SEC’s web site at http://www.sec.gov and also may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC’s Public Reference Room, Room 1580, 100 F Street, N.E., Washington, D.C., 20549-1520. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202.551.8090.

WADDELL & REED, INC.

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

888.WADDELL

The Trust’s SEC file number is: 811-5017.

46	Prospectus

Prospectus

IVY FUNDS VARIABLE

INSURANCE PORTFOLIOS

APRIL 30, 2013

DOMESTIC EQUITY PORTFOLIOS	SPECIALTY PORTFOLIOS

Ivy Funds VIP Growth Ivy Funds VIP Mid Cap Growth	Ivy Funds VIP Asset Strategy Ivy Funds VIP Energy Ivy Funds VIP Global Natural Resources Ivy Funds VIP Science and Technology

Ivy Funds Variable Insurance Portfolios (Trust) is a management investment company, commonly known as a mutual fund, that has twenty-six separate portfolios (each, a Portfolio, and collectively, the Portfolios), each with separate objectives and investment policies. This Prospectus offers six Portfolios of the Trust.

This Prospectus contains concise information about the Portfolios of which you should be aware before applying for certain variable life insurance policies and variable annuity contracts (collectively, Policies) offered by certain select insurance companies (Participating Insurance Companies). This Prospectus should be read together with the prospectus for the particular Policy.

The Securities and Exchange Commission has not approved or disapproved these securities, or determined whether this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

PORTFOLIO SUMMARIES — DOMESTIC EQUITY PORTFOLIOS
3	Ivy Funds VIP Growth
7	Ivy Funds VIP Mid Cap Growth

PORTFOLIO SUMMARIES — SPECIALTY PORTFOLIOS
10	Ivy Funds VIP Asset Strategy
16	Ivy Funds VIP Energy
20	Ivy Funds VIP Global Natural Resources
25	Ivy Funds VIP Science and Technology

29	More About the Portfolios
29	Additional Information about Principal Investment Strategies, Other Investments and Risks
35	Additional Investment Considerations
36	Defining Risks
43	The Management of the Portfolios
46	Buying and Selling Portfolio Shares
51	Distributions and Taxes
53	Financial Highlights
56	Appendix A: Hypothetical Investment and Expense Information

2	Prospectus

Ivy Funds VIP Growth

Objective

To seek to provide growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management Fees	0.70%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.05%
Total Annual Portfolio Operating Expenses	1.00%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$318	$552	$1,225

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 47% of the average value of its portfolio.

Principal Investment Strategies

Ivy Funds VIP Growth seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks issued by large capitalization companies that Waddell & Reed Investment Management Company (WRIMCO), the Portfolio’s investment manager, believes are high-quality, growth-oriented companies with appreciation possibilities. Large capitalization companies typically are companies with market capitalizations of at least $10 billion at the time of acquisition. Growth oriented companies are those whose earnings WRIMCO believes are likely to grow faster than the economy. The Portfolio seeks to generate solid returns while striving, when reasonably possible, to protect against downside risks.

WRIMCO primarily utilizes a bottom-up strategy in selecting securities for the Portfolio and seeks companies that it believes have dominant market positions and established competitive advantages. WRIMCO believes that these characteristics can help to mitigate competition and lead to more sustainable revenue and earnings growth.

WRIMCO attempts to focus on companies operating in large, growing, addressable markets (generally, the potential markets for their goods and services) whose competitive market position WRIMCO believes will allow them to grow faster than the general economy. The key factors WRIMCO typically analyzes consist of: a company’s brand equity, balance sheet, proprietary technology,

Domestic Equity Portfolios	Prospectus	3

economies of scale, strength of management, and level of intra- and inter-industry competition; the threat of substitute products; and the interaction and bargaining power between a company, its customers, suppliers and competitors. The Portfolio typically holds a limited number of stocks (generally 45 to 60).

Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio will have an indirect exposure to foreign markets through investments in these companies.

In general, WRIMCO may sell a security when, in WRIMCO’s opinion, a company experiences deterioration in its growth and/or profitability characteristics, or a fundamental breakdown of its sustainable competitive advantages. WRIMCO also may sell a security if it believes that the security no longer presents sufficient appreciation potential; this may be caused by, or be an effect of, changes in the industry of the issuer, loss by the company of its competitive position, and/or poor use of resources. WRIMCO also may sell a security to reduce the Portfolio’s holding in that security, to take advantage of what it believes to be more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.

A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:

■	Company Risk. A company may perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

■

Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■

Holdings Risk. The Portfolio typically holds a limited number of stocks (generally 45 to 60), and the Portfolio’s managers also tend to invest a significant portion of the Portfolio’s total assets in a limited number of stocks. As a result, the appreciation or depreciation of any one security held by the Portfolio will have a greater impact on the Portfolio’s net asset value (NAV) than it would if the Portfolio invested in a larger number of securities or if the Portfolio’s managers invested a greater portion of the Portfolio’s total assets in a larger number of stocks.

■

Large Company Risk. Large capitalization companies may go in and out of favor based on market and economic conditions. Large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies.

■

Management Risk. Portfolio performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Portfolio’s holdings and the Portfolio may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Portfolio’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Portfolio. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Portfolio.

4	Prospectus	Domestic Equity Portfolios

Performance

The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for the Portfolio. The table shows the average annual total returns for the Portfolio and also compares the performance with those of a broad-based securities market index and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Prior to April 30, 2012, the Portfolio’s investment objective was to seek capital growth, with current income as a secondary objective. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide growth of capital.

The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call 888.WADDELL for the Portfolio’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 14.22% (the first quarter of 2012) and the lowest quarterly return was -20.44% (the fourth quarter of 2008).

Average Annual Total Returns

as of December 31, 2012	1 Year	5 Years	10 Years
Shares of Ivy Funds VIP Growth	12.75%	0.97%	6.97%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	15.26%	3.12%	7.52%
Lipper Variable Annuity Large-Cap Growth Funds Universe Average (net of fees and expenses)	16.00%	1.45%	7.23%

Investment Adviser

The Portfolio is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Managers

Daniel P. Becker, Senior Vice President of WRIMCO, has managed the Portfolio since June 2006 and Philip J. Sanders, Senior Vice President and Chief Investment Officer of WRIMCO, has managed the Portfolio since August 1998.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies to fund benefits payable under the Policies.

The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after the order is received in proper form on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Domestic Equity Portfolios	Prospectus	5

Tax Information

Because the Portfolio currently only sells its shares to separate accounts of Participating Insurance Companies, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.

Payments to Broker-Dealers and other Financial Intermediaries

The Portfolio and its related companies may make payments to a Participating Insurance Company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the Participating Insurance Company or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a Participating Insurance Company to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

6	Prospectus	Domestic Equity Portfolios

Ivy Funds VIP Mid Cap Growth

Objective

To seek to provide growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	1.17%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$119	$372	$644	$1,420

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategies

Ivy Funds VIP Mid Cap Growth seeks to achieve its objective by investing primarily in common stocks of mid cap companies that Waddell & Reed Investment Management Company (WRIMCO), the Portfolio’s investment manager, believes offer above-average growth potential. Under normal circumstances, the Portfolio invests at least 80% of its net assets in the securities of mid cap companies, which typically are companies with market capitalizations within the range of companies in the Russell Midcap Growth Index at the time of acquisition. As of March 31, 2013, this range of market capitalizations was between approximately $321.8 million and $28.9 billion.

In selecting securities for the Portfolio, WRIMCO primarily emphasizes a bottom-up approach and may look at a number of factors in its consideration of a company, such as: new or innovative products or services; adaptive or creative management; strong financial and operational capabilities to sustain multi-year growth; stable and consistent revenue, earnings, and cash flow; strong balance sheet; market potential; and profit potential.

Generally, in determining whether to sell a security, WRIMCO considers many factors, including excessive valuation given company growth prospects, deterioration of fundamentals, weak cash flow to support shareholder returns, and unexpected and

Domestic Equity Portfolios	Prospectus	7

poorly explained management changes. WRIMCO also may sell a security to reduce the Portfolio’s holding in that security, to take advantage of what it believes to be more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.

A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:

■	Company Risk. A company may perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■

Management Risk. Portfolio performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Portfolio’s holdings and the Portfolio may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Portfolio’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the net asset values (NAVs) of many mutual funds, including to some extent the Portfolio. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Portfolio.

■

Mid Size Company Risk. Securities of mid capitalization companies may be more vulnerable to adverse developments than those of large companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid capitalization companies may be more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns.

Performance

The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for the Portfolio. The table shows the average annual total returns for the Portfolio and also compares the performance with those of a broad-based securities market index and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Prior to April 30, 2012, the Portfolio’s investment objective was to seek to provide growth of your investment. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide growth of capital.

8	Prospectus	Domestic Equity Portfolios

The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call 888.WADDELL for the Portfolio’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 20.43% (the second quarter of 2009) and the lowest quarterly return was -22.11% (the fourth quarter of 2008).

Average Annual Total Returns

as of December 31, 2012	1 Year	5 Years	Life of Portfolio
Shares of Ivy Funds VIP Mid Cap Growth (began on 04-28-2005)	13.56%	6.80%	9.87%
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes) (Index comparison begins on April 30, 2005.)	15.81%	3.23%	7.30%
Lipper Variable Annuity Mid-Cap Growth Funds Universe Average (net of fees and expenses) (Index comparison begins on April 30, 2005.)	14.20%	1.96%	6.92%

Investment Adviser

The Portfolio is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Manager

Kimberly A. Scott, Senior Vice President of WRIMCO, has managed the Portfolio since April 2005.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies to fund benefits payable under the Policies.

The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after the order is received in proper form on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Tax Information

Because the Portfolio currently only sells its shares to separate accounts of Participating Insurance Companies, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.

Payments to Broker-Dealers and other Financial Intermediaries

The Portfolio and its related companies may make payments to a Participating Insurance Company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the Participating Insurance Company or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a Participating Insurance Company to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

Domestic Equity Portfolios	Prospectus	9

Ivy Funds VIP Asset Strategy

Objective

To seek to provide total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management Fees	0.69%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	1.01%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$103	$322	$558	$1,236

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategies

Ivy Funds VIP Asset Strategy seeks to achieve its objective by allocating its assets primarily among stocks, bonds and short-term instruments of issuers in markets around the globe, as well as investments in derivative instruments, precious metals and investments with exposure to various foreign currencies. The Portfolio may invest its assets in any market that Waddell & Reed Investment Management Company (WRIMCO), the Portfolio’s investment manager, believes can offer a high probability of return or, alternatively, can provide a high degree of relative safety in uncertain times. Dependent on its outlook for the U.S. and global economies, WRIMCO identifies growth themes and then focuses its strategy on allocating the Portfolio’s assets among stocks, bonds, cash, precious metals, currency and derivative instruments, including derivatives traded over-the-counter or on exchanges. After determining these allocations, WRIMCO seeks attractive opportunities within each market by focusing generally on issuers in countries, sectors and companies with strong cash flow streams and low balance sheet leverage. The Portfolio may, however, also invest in issuers with higher balance sheet leverage if WRIMCO believes that the Portfolio will be appropriately compensated for the increased risk.

10	Prospectus	Specialty Portfolios

■

“Stocks” include equity securities of all types, although WRIMCO typically emphasizes growth potential in selecting stocks by focusing on what it believes are steady-growth companies that fit WRIMCO’s criteria for sustainable competitive advantage and that WRIMCO believes are positioned to benefit from continued global rebalancing and the globally emerging middle class. Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy. The Portfolio may invest in securities issued by companies of any size, but primarily focuses on securities issued by large capitalization companies.

■

“Bonds” include all varieties of fixed-income instruments, such as corporate debt securities or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (U.S. government securities), with remaining maturities of more than one year. This investment type may include a significant amount, up to 35% of the Portfolio’s total assets, of high-yield/high-risk bonds, or junk bonds, which include bonds rated BB+ or below by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by WRIMCO to be of comparable quality.

■	“Short-term instruments” include all types of short-term securities with remaining maturities of one year or less, including higher-quality money market instruments.

Within each of these investment types, the Portfolio may invest in U.S. and foreign securities; the Portfolio may invest up to 100% of its total assets in foreign securities, including issuers located in and/or generating revenue from emerging markets. Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio will have an indirect exposure to foreign markets through investments in these companies. The Portfolio also may invest in private placements and other restricted securities.

WRIMCO may allocate the Portfolio’s investments among these different types of securities in different proportions at different times, including up to 100% in stocks, bonds, or short-term instruments, respectively. WRIMCO may exercise a flexible strategy in the selection of securities, and the Portfolio is not required to allocate its investments among stocks and bonds in any fixed proportion, nor is it limited by investment style or by the issuer’s location, size, market capitalization or industry sector. The Portfolio may have none, some or all of its assets invested in each asset class in relative proportions that change over time based upon market and economic conditions. Subject to diversification limits, the Fund also may invest up to 25% of its total assets in precious metals.

The Portfolio may gain exposure to commodities, including precious metals, derivatives and commodity-linked instruments by investing in a subsidiary organized in the Cayman Islands (the “Subsidiary”). The Subsidiary is wholly owned and controlled by the Portfolio. Should the Portfolio invest in the Subsidiary, it would be expected to provide the Portfolio with exposure to investment returns from commodities, derivatives and commodity-linked instruments within the limits of the federal tax requirements applicable to investment companies, such as the Portfolio. The Subsidiary is subject to the same general investment policies and restrictions as the Portfolio, except that unlike the Portfolio, the Subsidiary is able to invest without limitation in commodities, derivatives and commodity-linked instruments and, to the extent the Subsidiary invests in derivative instruments, may use leveraged investment techniques.

Generally, in determining whether to sell a security, WRIMCO considers many factors, which may include a deterioration in a company’s fundamentals caused by global-specific factors such as geo-political landscape changes, regulatory or currency changes, or increased competition, as well as company-specific factors, such as reduced pricing power, diminished market opportunity, or increased competition. WRIMCO also may sell a security if the price of the security reaches what WRIMCO believes is fair value, to reduce the Portfolio’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

WRIMCO may, when consistent with the Portfolio’s investment objective, seek to manage exposure to certain securities, companies, sectors, markets, foreign currencies and/or precious metals and seek to hedge certain event risks on positions held by the Portfolio. In an effort to manage exposure to companies, sectors or equity markets, WRIMCO may utilize various instruments including, but not limited to, the following: futures contracts, both long and short positions on foreign and U.S. equity indices; total return swaps; credit default swaps; and options contracts, both written and purchased, on foreign and U.S. equity indices and/or on individual equity securities. In seeking to manage foreign currency exposure, WRIMCO may utilize forward contracts and option contracts, both written and purchased, either to increase or decrease exposure to a given currency. In seeking to manage the Portfolio’s exposure to precious metals, WRIMCO may utilize futures contracts, both long and short positions as well as options contracts, both written and purchased, on precious metals.

Specialty Portfolios	Prospectus	11

WRIMCO may reduce the Portfolio’s net equity exposure by selling, among other instruments, combined futures and option positions, and may effect short sales of individual securities and/or exchange-traded funds (ETFs) or take long positions in inverse ETFs.

Principal Investment Risks

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.

A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:

■

Commodities Risk. Commodity trading, including trading in precious metals, is generally considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of the Portfolio’s investments in commodities are cyclical economic conditions, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. Also, the Portfolio may pay more to store and accurately value its commodity holdings than it does with its other portfolio investments. Moreover, under the Federal tax law, the Portfolio may not derive more than 10% of its annual gross income from gains resulting from selling commodities (and other non-qualifying income). Accordingly, the Portfolio may be required to hold its commodities or sell them at a loss, or to sell portfolio securities at a gain, when for investment reasons it would not otherwise do so.

■	Company Risk. A company may perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

■	Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation.

■

Derivatives Risk. The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Portfolio’s net asset value (NAV) and the risk that fluctuations in the value of the derivatives may not correlate with securities markets or the underlying asset upon which the derivative’s value is based. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of WRIMCO as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. Derivatives also may be subject to counterparty risk, which includes the risk that a loss may be sustained by the Portfolio as a result of the insolvency or bankruptcy of, or other non-compliance by, another party to the transaction.

■

Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries.

■

Foreign Currency Risk. Foreign securities may be denominated in foreign currencies. The value of the Portfolio’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

■

Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

■

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal, and political considerations that may not be associated with the U.S. markets and that could affect the Portfolio’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse foreign tax consequences; different and/or less stringent financial reporting standards; custody; and settlement delays. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate.

12	Prospectus	Specialty Portfolios

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Portfolio’s securities, especially bonds with longer maturities. A decline in interest rates may cause the Portfolio to experience a decline in its income.

■

Investment Company Securities Risk. Investment in other investment companies typically reflects the risks of the types of securities in which the investment companies invest. Investments in exchange-traded funds (ETFs) and closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their NAV per share. When the Portfolio invests in another investment company, shareholders of the Portfolio bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Portfolio’s fees and expenses, which could result in duplication of certain fees.

■

Large Company Risk. Large capitalization companies may go in and out of favor based on market and economic conditions. Large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies.

■

Liquidity Risk. Generally, a security is liquid if the Portfolio is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Portfolio may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price.

■

Low-Rated Securities Risk. In general, low-rated debt securities (commonly referred to as “high yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these bonds are considered speculative and could significantly weaken the Portfolio’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

■

Management Risk. Portfolio performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Portfolio’s holdings and the Portfolio may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Portfolio’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Portfolio. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Portfolio.

■

Private Placements and Other Restricted Securities Risk. Restricted securities, which include private placements, are securities that are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. The Portfolio could find it difficult to sell privately placed securities and other restricted securities when WRIMCO believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid or less than the fair market value. At times, it also may be difficult to determine the fair value of such securities for purposes of computing the NAV of the Portfolio.

■

Subsidiary Investment Risk. By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the 1940 Act), and is not subject to all of the investor protections of the 1940 Act. Thus, the Portfolio, as an investor in the Subsidiary, would not have all of the protections offered to investors in registered investment companies. However, because the Portfolio wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are managed by WRIMCO, it is unlikely that the

Specialty Portfolios	Prospectus	13

Subsidiary would take action contrary to the interests of the Portfolio or the Portfolio’s shareholders. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Portfolio and the Subsidiary are organized, respectively, could result in the inability of the Portfolio and/or the Subsidiary to operate as intended and could negatively affect the Portfolio and its shareholders. Although under the federal tax law, the Portfolio may not earn more than 10% of its annual gross income from gains resulting from selling commodities (and other non-qualifying income), the Portfolio has received an opinion of counsel, which is not binding on the Internal Revenue Service (IRS) or the courts, that income the Portfolio receives from the Subsidiary should constitute qualifying income.

Performance

The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for the Portfolio. The table shows the average annual total returns for the Portfolio and also compares the performance with those of various broad-based securities market indices and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Prior to April 30, 2012, the Portfolio’s investment objective was to seek high total return over the long term. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide total return.

The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call 888.WADDELL for the Portfolio’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 15.83% (the third quarter of 2005) and the lowest quarterly return was -18.90% (the third quarter of 2011).

Average Annual Total Returns

as of December 31, 2012	1 Year	5 Years	10 Years
Shares of Ivy Funds VIP Asset Strategy	19.18%	2.20%	11.73%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	7.10%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.22%	5.95%	5.18%
Barclays U.S. Treasury Bills: 1-3 Month Index (reflects no deduction for fees, expenses or taxes)	0.08%	0.44%	1.69%
Lipper Variable Annuity Global Flexible Portfolio Funds Universe Average (net of fees and expenses)	10.65%	1.63%	8.72%

Investment Adviser

The Portfolio is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Managers

Michael L. Avery, Executive Vice President of WRIMCO, has managed the Portfolio since January 1997, and Ryan F. Caldwell, Senior Vice President of WRIMCO, has managed the Portfolio since January 2007.

14	Prospectus	Specialty Portfolios

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies to fund benefits payable under the Policies.

The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after the order is received in proper form on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Tax Information

Because the Portfolio currently only sells its shares to separate accounts of Participating Insurance Companies, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.

Payments to Broker-Dealers and other Financial Intermediaries

The Portfolio and its related companies may make payments to a Participating Insurance Company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the Participating Insurance Company or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a Participating Insurance Company to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

Specialty Portfolios	Prospectus	15

Ivy Funds VIP Energy

Objective

To seek to provide capital growth and appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.15%
Total Annual Portfolio Operating Expenses	1.25%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$127	$397	$686	$1,511

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategies

Ivy Funds VIP Energy seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in securities of companies within the energy sector, which includes all aspects of the energy industry, such as exploration, discovery, production, distribution or infrastructure of energy and/or alternative energy sources. These companies may include, but are not limited to, oil companies, oil and gas exploration companies, natural gas pipeline companies, refinery companies, energy conservation companies, coal, transporters, utilities, alternative energy companies and innovative energy technology companies. The Portfolio also may invest in companies that are not within the energy sector that are engaged in the development of products and services to enhance energy efficiency for the users of those products and services. The Portfolio invests in a blend of value and growth companies domiciled throughout the world, including, potentially, companies domiciled or traded in emerging markets. The Portfolio may invest up to 100% of its total assets in foreign securities. The Portfolio typically holds a limited number of stocks (generally 50-65).

After conducting a top-down market analysis of the energy industry and then identifying trends and sectors, Waddell & Reed Investment Management Company (WRIMCO), the Portfolio’s investment manager, uses a research-oriented, bottom-up investment approach when selecting securities for the Portfolio, focusing on company fundamentals and growth prospects.

16	Prospectus	Specialty Portfolios

In general, the Portfolio emphasizes companies that WRIMCO believes are strongly managed and can generate above average, capital growth and appreciation.

Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio will have an indirect exposure to foreign markets through investments in these companies.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities to determine whether the security has ceased to offer significant growth potential, has become undervalued and/or whether the prospects of the issuer have deteriorated. WRIMCO may also sell a security to reduce the Portfolio’s holding in that security, to take advantage of what it believes to be more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.

A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:

■	Company Risk. A company may perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

■

Concentration Risk. Because the Portfolio invests more than 25% of its total assets in the energy related industry, the Portfolio’s performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in this industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. In addition, the Portfolio’s performance may be more volatile than an investment in a portfolio of broad market securities and may underperform the market as a whole, due to the relatively limited number of issuers of energy-related securities.

■

Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries.

■

Energy Industry Risk. Investment risks associated with investing in energy securities, in addition to other risks, include price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed in complying with environmental safety regulations, demand of energy fuels, energy conservation, the success of exploration projects, and tax and other governmental regulations.

■

Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

■

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal, and political considerations that may not be associated with the U.S. markets and that could affect the Portfolio’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse foreign tax consequences; different and/or less stringent financial reporting standards; custody; and settlement delays. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■

Holdings Risk. The Portfolio typically holds a limited number of stocks (generally 50-65). As a result, the appreciation or depreciation of any one security held by the Portfolio will have a greater impact on the Portfolio’s net asset value (NAV) than it would if the Portfolio invested in a larger number of securities.

■

Management Risk. Portfolio performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Portfolio’s holdings and the Portfolio may not perform as well as other similar mutual funds.

Specialty Portfolios	Prospectus	17

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Portfolio’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Portfolio. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Portfolio.

■

Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of WRIMCO, undervalued. The value of a security believed by WRIMCO to be undervalued may never reach what is believed to be its full value, or such security’s value may decrease.

Performance

The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for the Portfolio. The table shows the average annual total returns for the Portfolio and also compares the performance with those of a broad-based securities market index and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Prior to April 30, 2012, the Portfolio’s investment objective was to provide long-term capital appreciation. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide capital growth and appreciation.

The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call 888.WADDELL for the Portfolio’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 23.73% (the second quarter of 2008) and the lowest quarterly return was -33.43% (the third quarter of 2008).

Average Annual Total Returns

as of December 31, 2012	1 Year	5 Years	Life of Portfolio
Shares of Ivy Funds VIP Energy (began on 05-01-2006)	1.38%	-3.19%	2.76%
S&P 1500 Energy Sector Index (reflects no deduction for fees, expenses or taxes) (Index comparison begins on April 30, 2006.)	4.34%	-0.34%	5.26%
Lipper Variable Annuity Natural Resources Funds Universe Average (net of fees and expenses) (Index comparison begins on April 30, 2006.)	2.61%	-3.24%	1.92%

Investment Adviser

The Portfolio is managed by Waddell & Reed Investment Management Company (WRIMCO).

18	Prospectus	Specialty Portfolios

Portfolio Manager

David P. Ginther, Senior Vice President of WRIMCO, has managed the Portfolio since May 2006.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies to fund benefits payable under the Policies.

The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after the order is received in proper form on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Tax Information

Because the Portfolio currently only sells its shares to separate accounts of Participating Insurance Companies, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.

Payments to Broker-Dealers and other Financial Intermediaries

The Portfolio and its related companies may make payments to a Participating Insurance Company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the Participating Insurance Company or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a Participating Insurance Company to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

Specialty Portfolios	Prospectus	19

Ivy Funds VIP Global Natural Resources

Objective

To seek to provide capital growth and appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management Fees	1.00%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.11%
Total Annual Portfolio Operating Expenses	1.36%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$138	$431	$745	$1,635

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 102% of the average value of its portfolio.

Principal Investment Strategies

Ivy Funds VIP Global Natural Resources seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of companies throughout the world that own, explore or develop natural resources and other basic commodities or supply goods and services to such companies.

For these purposes, “natural resources” generally includes, but is not limited to: energy (such as utilities, producers/developers, refiners, service/drilling), alternative energy (such as uranium, coal, hydrogen, wind, solar, fuel cells), industrial products (such as building materials, cement, packaging, chemicals, supporting transport and machinery), forest products (such as lumber, plywood, pulp, paper, newsprint, tissue), base metals (such as aluminum, copper, nickel, zinc, iron ore and steel), precious metals and minerals (such as gold, silver, platinum, diamonds), and agricultural products (grains and other foods, seeds, fertilizers, water).

The Portfolio’s investment subadviser, Mackenzie Financial Corporation (Mackenzie), uses an equity style that focuses on both growth and value, as well as utilizing both a top-down (the creation of macro-economic models to prepare an outlook for economic and market conditions) and a bottom-up (fundamental, company by company) approach. Mackenzie targets companies for investment that, in its opinion, have strong management and financial positions, adding balance with established low-cost, low-debt

20	Prospectus	Specialty Portfolios

producers or positions that are based on anticipated commodity price trends. The Portfolio seeks to be diversified internationally, and therefore, Mackenzie invests in foreign companies and U.S. companies that have principal operations in foreign jurisdictions. While Mackenzie seeks to anchor the Portfolio’s assets in the United States, international exposure may exceed 50% of the Portfolio’s total assets. Exposure to companies in any one particular foreign country other than Canada is typically less than 20% of the Portfolio’s total assets. The Portfolio also may have exposure to companies located in, and/or doing business in, emerging markets.

Under normal circumstances, the Portfolio invests at least 65% of its total assets in issuers of at least three countries, which may include the U.S. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio will have an indirect exposure to foreign markets through investments in these companies.

Generally, in determining to sell a security, Mackenzie considers various factors, including whether the holding has sufficiently exceeded its target price, whether a growth-oriented company has failed to deliver growth, and the effect of commodity price trends on certain holdings. Mackenzie may also sell a security to take advantage of what it believes to be more attractive investment opportunities, to reduce the Fund’s holding in that security, or to raise cash.

The Portfolio may use a range of derivative instruments in seeking to hedge market risk on equity securities, increase exposure to specific sectors or companies, and manage exposure to various foreign currencies and precious metals. In an effort to hedge market risk and increase exposure to equity markets, the Portfolio may utilize futures on equity indices and/or purchase option contracts on individual equity securities and exchange-traded funds (ETFs). In seeking to manage foreign currency exposure, the Portfolio may utilize forward contracts to either increase or decrease exposure to a given currency. In seeking to manage the Portfolio’s exposure to precious metals, the Portfolio may utilize futures contracts, both long and short positions, as well as options contracts, both written and purchased, on precious metals.

Principal Investment Risks

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.

A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:

■

Commodities Risk. Commodity trading is generally considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of the Portfolio’s investments in commodities are cyclical economic conditions, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. Also, the Portfolio may pay more to store and accurately value its commodity holdings than it does with its other portfolio investments. Moreover, under the Federal tax law, the Portfolio may not earn more than 10% of its annual gross income from gains resulting from selling commodities (and other non-qualifying income). Accordingly, the Portfolio may be required to hold its commodities or to sell them at a loss, or to sell portfolio securities at a gain, when for investment reasons it would not otherwise do so.

■	Company Risk. A company may perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

■

Derivatives Risk. The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Portfolio’s net asset value (NAV) and the risk that fluctuations in the value of the derivatives may not correlate with securities markets or the underlying asset upon which the derivative’s value is based. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of Mackenzie as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. Derivatives also may be subject to counterparty risk, which includes the risk that a loss may be sustained by the Portfolio as a result of the insolvency or bankruptcy of, or other non-compliance by, another party to the transaction.

■

Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

Specialty Portfolios	Prospectus	21

■

Foreign Currency Risk. Foreign securities may be denominated in foreign currencies. The value of the Portfolio’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

■

Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

■

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal, and political considerations that may not be associated with the U.S. markets and that could affect the Portfolio’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse foreign tax consequences; different and/or less stringent financial reporting standards; custody; and settlement delays. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate.

■

Global Natural Resources Industry Risk. Investment risks associated with investing in global natural resources securities, in addition to other risks, include price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed by natural resource companies in complying with environmental and safety regulations, changes in supply of, or demand for, various natural resources, changes in energy prices, the success of exploration projects, changes in commodity prices, and special risks associated with natural or man-made disasters.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■

Investment Company Securities Risk. The risks of investment in other investment companies typically reflect the risk of the types of securities in which the investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their NAV per share. When the Portfolio invests in another investment company, shareholders of the Portfolio bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Portfolio’s fees and expenses, which could result in duplication of certain fees.

■

Liquidity Risk. Generally, a security is liquid if the Portfolio is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Portfolio may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price.

■

Management Risk. Portfolio performance is primarily dependent on Mackenzie’s skill in evaluating and managing the Portfolio’s holdings and the Portfolio may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Portfolio’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Portfolio. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Portfolio.

■

Sector Risk. At times, the Portfolio may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

22	Prospectus	Specialty Portfolios

■

Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of Mackenzie, undervalued. The value of a security believed by Mackenzie to be undervalued may never reach what is believed to be its full value, or such security’s value may decrease.

Performance

The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for the Portfolio. The table shows the average annual total returns for the Portfolio and also compares the performance with those of two broad-based securities market indices and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.

Prior to April 30, 2012, the Portfolio’s investment objective was to seek to provide long-term growth and any income realized was incidental. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide capital growth and appreciation.

The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call 888.WADDELL for the Portfolio’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 31.63% (the second quarter of 2009) and the lowest quarterly return was -41.06% (the fourth quarter of 2008).

Average Annual Total Returns

as of December 31, 2012	1 Year	5 Years	Life of Portfolio
Shares of Ivy Funds VIP Global Natural Resources (began on 04-28-2005)	1.89%	-8.91%	4.70%
Morgan Stanley Commodity Related Index (reflects no deduction for fees, expenses or taxes) (Index comparison begins on April 30, 2005.)	-0.51%	-0.86%	10.16%
MSCI AC World IMI 55% Energy + 45% Materials Index (reflects no deduction for fees, expenses or taxes) (Index comparison begins on April 30, 2005.)	6.30%	-2.24%	8.63%
Lipper Variable Annuity Natural Resources Funds Universe Average (net of fees and expenses) (Index comparison begins on April 30, 2005.)	2.61%	-3.24%	8.44%

Investment Adviser

The Portfolio is managed by Waddell & Reed Investment Management Company (WRIMCO) and sub-advised by Mackenzie Financial Corporation (Mackenzie).

Portfolio Manager

Frederick Sturm, Senior Vice President of Mackenzie, has managed the Fund since April 2005.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies to fund benefits payable under the Policies.

Specialty Portfolios	Prospectus	23

The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after the order is received in proper form on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Tax Information

Because the Portfolio currently only sells its shares to separate accounts of Participating Insurance Companies, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.

Payments to Broker-Dealers and other Financial Intermediaries

The Portfolio and its related companies may make payments to a Participating Insurance Company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the Participating Insurance Company or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a Participating Insurance Company to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

24	Prospectus	Specialty Portfolios

Ivy Funds VIP Science and Technology

Objective

To seek to provide growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	1.17%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$119	$372	$644	$1,420

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies

Ivy Funds VIP Science and Technology seeks to achieve its objective by investing primarily in the equity securities of science and technology companies around the globe. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of science or technology companies. Such companies may include companies that, in the opinion of Waddell & Reed Investment Management Company (WRIMCO), the Portfolio’s investment manager, derive a competitive advantage by the application of scientific or technological developments or discoveries to grow their business or increase their competitive advantage. Science and technology companies are companies whose products, processes or services, in the opinion of WRIMCO, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological developments or discoveries. The Portfolio may also invest in companies that utilize science and/or technology as an agent of change to significantly enhance their business opportunities. The Portfolio may invest in securities issued by companies of any size, and may invest without limitation in foreign securities, including securities of issuers within emerging markets.

WRIMCO typically emphasizes growth potential in selecting stocks; that is, WRIMCO seeks companies in which earnings are likely to grow faster than the economy. WRIMCO aims to identify strong secular trends within industries and then applies a largely

Specialty Portfolios	Prospectus	25

bottom-up stock selection process by considering a number of factors in selecting securities for the Portfolio. These may include but are not limited to a company’s growth potential, earnings potential, quality of management, financial statements, industry position/market size potential and applicable economic and market conditions. The Portfolio typically holds a limited number of stocks (generally 45 to 65).

Many companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio will have an indirect exposure to additional foreign markets through investments in these companies.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer significant growth potential, has become overvalued and/or whether the company prospects of the issuer have deteriorated due to a change in management, change in strategy and/or a change in its financial characteristics. WRIMCO may also sell a security to reduce the Portfolio’s holding in that security, to take advantage of what it believes to be more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.

A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:

■	Company Risk. A company may perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

■

Concentration Risk. Because the Portfolio invests more than 25% of its total assets in the science and technology industry, the Portfolio’s performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in this industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. In addition, the Portfolio’s performance may be more volatile than an investment in a portfolio of broad market securities and may underperform the market as a whole, due to the relatively limited number of issuers of science and technology related securities.

■

Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries.

■

Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

■

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal, and political considerations that may not be associated with the U.S. markets and that could affect the Portfolio’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse foreign tax consequences; different and/or less stringent financial reporting standards; custody; and settlement delays. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■

Holdings Risk. The Portfolio typically holds a limited number of stocks (generally 45 to 65), and the Portfolio’s manager also tends to invest a significant portion of the Portfolio’s total assets in a limited number of stocks. As a result, the appreciation or depreciation of any one security held by the Portfolio will have a greater impact on the Portfolio’s net asset value (NAV) than it would if the Portfolio invested in a larger number of securities or if the Portfolio’s manager invested a greater portion of the Portfolio’s total assets in a larger number of stocks.

26	Prospectus	Specialty Portfolios

■

Large Company Risk. Large capitalization companies may go in and out of favor based on market and economic conditions. Large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, return on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies.

■

Liquidity Risk. Generally, a security is liquid if the Portfolio is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Portfolio may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price.

■

Management Risk. Portfolio performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Portfolio’s holdings and the Portfolio may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Portfolio’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Portfolio. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Portfolio.

■

Mid Size Company Risk. Securities of mid capitalization companies may be more vulnerable to adverse developments than those of large companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid capitalization companies may be more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns.

■

Science and Technology Industry Risk. Investment risks associated with investing in science and technology securities, in addition to other risks, include: operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants and obsolescence of existing technology.

■

Small Company Risk. Securities of small capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations and such securities may be more affected than other types of stocks by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.

Performance

The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for the Portfolio. The table shows the average annual total returns for the Portfolio and also compares the performance with those of a broad-based securities market index and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Prior to April 30, 2012, the Portfolio’s investment objective was to seek long-term capital growth. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide growth of capital.

Specialty Portfolios	Prospectus	27

The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call 888.WADDELL for the Portfolio’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 20.14% (the first quarter of 2012) and the lowest quarterly return was -18.81% (the fourth quarter of 2008).

Average Annual Total Returns

as of December 31, 2012	1 Year	5 Years	10 Years
Shares of Ivy Funds VIP Science and Technology	27.83%	5.25%	11.91%
S&P North American Technology Sector Index (reflects no deduction for fees, expenses or taxes)	15.23%	3.54%	9.40%
Lipper Variable Annuity Science & Technology Funds Universe Average (net of fees and expenses)	13.35%	2.08%	8.63%

Investment Adviser

The Portfolio is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Manager

Zachary H. Shafran, Senior Vice President of WRIMCO, has managed the Portfolio since February 2001.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies to fund benefits payable under the Policies.

The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after the order is received in proper form on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Tax Information

Because the Portfolio currently only sells its shares to separate accounts of Participating Insurance Companies, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.

Payments to Broker-Dealers and other Financial Intermediaries

The Portfolio and its related companies may make payments to a Participating Insurance Company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the Participating Insurance Company or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a Participating Insurance Company to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

28	Prospectus	Specialty Portfolios

More about the Portfolios

Additional Information about Principal Investment Strategies, Other Investments and Risks

Ivy Funds VIP Growth: The Portfolio seeks to achieve its objective to provide growth of capital by investing primarily in a diversified portfolio of common stocks issued by what WRIMCO believes are high-quality, growth-oriented large cap or mid cap U.S. and, to a lesser extent, foreign companies with appreciation possibilities. The Portfolio seeks to generate solid returns while striving to protect against downside risks. There is no guarantee, however, that the Portfolio will achieve its objective.

In selecting securities for the Portfolio, WRIMCO looks for companies which serve large markets with a demonstrated ability to sustain unit growth and high profitability, often driven by brand loyalty, proprietary technology, cost structure, scale, or distribution advantages. WRIMCO’s process for selecting stocks is based primarily on fundamental research but does utilize quantitative analysis during the screening process. From a quantitative standpoint, WRIMCO concentrates on profitability, capital intensity, cash flow and capital allocation measures, as well as earnings growth rates and valuations. WRIMCO’s fundamental research effort tries to identify those companies that it believes possess a sustainable competitive advantage, an important characteristic which typically enables a company to generate superior levels of profitability and growth for an extended period of time. Additional focus is given to those companies that appear well positioned to benefit from secular trends embedded in the marketplace (e.g., demographics, deregulation, capital spending trends, etc.).

The Portfolio invests primarily in common stocks but may also own, to a lesser extent, preferred stocks, convertible securities and debt securities, typically of investment grade and of any maturity. As well, the Portfolio may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio will have an indirect exposure to foreign markets through investments in these companies.

At times, as a temporary defensive measure, the Portfolio may invest up to all of its assets in debt securities, including commercial paper and short-term U.S. government securities, and/or preferred stocks. The Portfolio may also use options and futures contracts for temporary defensive purposes. By taking a temporary defensive position, the Portfolio may not achieve its investment objective.

Principal Risks. An investment in Ivy Funds VIP Growth is subject to various risks, including the following:

■ Company Risk ■ Foreign Exposure Risk ■ Growth Stock Risk ■ Holdings Risk	■ Large Company Risk ■ Management Risk ■ Market Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Funds VIP Growth may be subject to other, non-principal risks, including the following:

■ Derivatives Risk ■ Foreign Securities Risk	■ Mid Size Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.

Ivy Funds VIP Mid Cap Growth: The Portfolio seeks to achieve its objective to provide growth of capital by investing primarily in a diversified portfolio of U.S. and, to a lesser extent, foreign mid cap companies that WRIMCO believes offer above-average growth potential. The Portfolio primarily focuses on mid cap growth companies that WRIMCO believes have the potential to become large cap companies. Mid cap companies typically are companies with market capitalizations within the range of companies in the Russell Midcap Growth Index at the time of acquisition. As of March 31, 2013, this range of market capitalizations was between approximately $321.8 million and $28.9 billion. Securities of a company whose capitalization exceeds the mid cap range after purchase will not be sold solely because of the company’s increased capitalization. There is no guarantee, however, that the Portfolio will achieve its objective.

Prospectus	29

As noted, WRIMCO utilizes a primarily bottom-up approach in its selection of securities for the Portfolio and focuses on companies it believes have strong growth profiles, profitability, attractive valuations and sound capital structures. Other desired characteristics may include a leading market position, the active involvement of the founder or entrepreneur, management that is strong and demonstrates commitment to stakeholders, and a high gross margin and return on equity with low debt. WRIMCO also may consider a company’s dividend yield. Part of WRIMCO’s investment process includes a review of the macroeconomic environment, with a focus on factors such as interest rates, inflation, consumer confidence, and corporate spending.

The Portfolio’s holdings tend to be allocated across a spectrum of growth companies comprised of three major categories: greenfield growth (companies that possess innovative products or services that WRIMCO believes have the potential to turn into solid growth companies over the longer term); stable growth (companies that WRIMCO believes are well-managed, have durable business models and are producing moderate and reliable earnings growth but that are not the fastest growth companies in the marketplace); and unrecognized growth (companies, in WRIMCO’s view, whose future growth prospects are either distrusted or misunderstood, or whose growth has slowed from historical levels, but still have the potential to deliver or reassert growth).

The Portfolio may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks, such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have an indirect exposure to foreign markets through investments in these companies.

In addition to common stocks, the Portfolio may invest in convertible securities, preferred stocks and debt securities of any maturity and mostly of investment grade, that is, rated BBB- or higher by S&P or comparably rated by another NRSRO or, if unrated, determined by WRIMCO to be of comparable quality.

The Portfolio may utilize derivative instruments, including options, both written and purchased, on an index or on individual or baskets of equity securities, in seeking to gain exposure to certain sectors, to enhance income, and/or to hedge certain event risks on positions held by the Portfolio and to hedge market risk on equity securities. The Portfolio may also invest in exchange-traded funds (ETFs) as a means of gaining exposure to a particular segment of the market.

When WRIMCO believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in debt securities (including commercial paper, cash and cash equivalents, and short-term U.S. government securities), preferred stocks or both. As well, the Portfolio may choose to invest in companies whose sales and earnings growth are generally stable through a variety of economic conditions. By taking a temporary defensive position the Portfolio may not achieve its investment objective.

Principal Risks. An investment in Ivy Funds VIP Mid Cap Growth is subject to various risks, including the following:

■ Company Risk ■ Growth Stock Risk ■ Management Risk	■ Market Risk ■ Mid Size Company Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Funds VIP Mid Cap Growth may be subject to other, non-principal risks, including the following:

■ Derivatives Risk ■ Foreign Exposure Risk ■ Foreign Securities Risk	■ Investment Company Securities Risk ■ Large Company Risk ■ Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.

Ivy Funds VIP Asset Strategy: The Portfolio seeks to achieve its objective to provide total return by allocating its assets primarily among stocks, bonds, and short-term instruments of issuers in markets around the globe, as well as investments in derivative instruments, precious metals and investments with exposure to various foreign currencies. The Portfolio may invest its assets in almost any market that WRIMCO believes can offer a high probability of return or, alternatively, that can provide a high degree of relative safety in uncertain times. The Portfolio may invest up to 100% of its total assets in foreign securities, including issuers located in and/or generating revenue from emerging markets. Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio will have an indirect exposure to foreign markets through investments in these companies.

30	Prospectus

Generally, the mix of assets in the Portfolio will change from time to time depending on WRIMCO’s assessment of the market for each investment type. Allocating assets among different types of investments allows the Portfolio to take advantage of opportunities wherever they may occur, but also subjects the Portfolio to the risks of a given investment type. Stock values generally fluctuate in response to the activities of individual companies and general market and economic conditions. The values of bonds and short-term instruments generally fluctuate due to changes in interest rates and due to the credit quality of the issuer.

Subject to diversification limits, WRIMCO may invest up to 25% of the Portfolio’s total assets in precious metals. Investments in physical commodities, including precious metals, may experience severe price fluctuations over short periods of time; as well, storage and trading costs may exceed the custodial and/or brokerage costs associated with other investments.

WRIMCO regularly reviews the global economic environment to determine asset allocation and security selection, and makes changes to favor investments that it believes provide the best opportunity to achieve the Portfolio’s objective. In developing global themes, WRIMCO evaluates a number of global trends that may include political, social, cultural, demographic, current and historical trends, among others. Although WRIMCO uses its expertise and resources in choosing investments and in allocating assets, WRIMCO’s decisions may not always be beneficial to the Portfolio, and there is no guarantee that the Portfolio will achieve its objective.

WRIMCO tries to balance the Portfolio’s investment risks against potentially higher total returns typically by reducing the stock allocation during stock market down cycles and increasing the stock allocation during periods of strongly positive market performance. Generally, WRIMCO makes asset shifts gradually over time. WRIMCO considers various factors when it decides to sell a security, such as an individual security’s performance and/or if it is an appropriate time to vary the Portfolio’s mix.

The Portfolio may purchase shares of another investment company subject to the restrictions and limitations of the 1940 Act. The Portfolio also may invest in ETFs as a means of tracking the performance of a designated stock index while also maintaining liquidity, or to gain exposure to precious metals and other commodities without purchasing them directly. The Portfolio may invest in private placements and other restricted securities.

WRIMCO may, when consistent with the Portfolio’s investment objective, seek to manage exposure to certain securities, companies, sectors, markets, foreign currencies and/or precious metals and seek to hedge certain event risks on positions held by the Portfolio.

As described above, the Portfolio has the flexibility to invest up to all of its assets in money market and other short-term investments, although it does not typically invest a substantial portion of its assets in these investments under normal circumstances. WRIMCO will typically increase the Portfolio’s investment in high-quality, short-term investments in order to increase the defensive positioning of the Portfolio and/or to enable the Portfolio to participate in opportunities as they present themselves.

Although WRIMCO may seek to preserve appreciation in the Portfolio by taking a temporary defensive position, doing so may prevent the Portfolio from achieving its investment objective.

Principal Risks. An investment in Ivy Funds VIP Asset Strategy is subject to various risks, including the following:

■ Commodities Risk ■ Company Risk ■ Credit Risk ■ Derivatives Risk ■ Emerging Market Risk ■ Foreign Currency Risk ■ Foreign Exposure Risk ■ Foreign Securities Risk ■ Growth Stock Risk

■ Interest Rate Risk

■ Investment Company Securities Risk

■ Large Company Risk

■ Liquidity Risk

■ Low-Rated Securities Risk

■ Management Risk

■ Market Risk

■ Private Placements and Other Restricted Securities Risk

■ Subsidiary Investment Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Funds VIP Asset Strategy may be subject to other, non-principal risks, including the following:

■ Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk ■ Mid Size Company Risk	■ Reinvestment Risk ■ Small Company Risk ■ Value Stock Risk

Prospectus	31

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.

Ivy Funds VIP Energy: The Portfolio seeks to achieve its objective to provide capital growth and appreciation by investing primarily in the equity securities of companies engaged in various aspects of the energy industry, such as the production, exploration, discovery, or distribution of energy or relating to the infrastructure of energy, as well as the research and development or production of alternative energy sources, including but not limited to, oil companies, oil and gas exploration companies, natural gas pipeline companies, refinery companies, energy conservation companies, coal companies, alternative energy companies, and companies using newer energy technologies such as nuclear, geothermal, oil shale, wind power, and solar power.

WRIMCO focuses not only on traditional companies that are producing and distributing energy today, but also on companies that WRIMCO believes are discovering sources of energy for the future. WRIMCO considers many factors in selecting companies for the Portfolio, which may include the valuation, operating history, capital, financials, business model and management of a company. The Portfolio invests in securities of companies across the capitalization spectrum. There is no guarantee, however, that the Portfolio will achieve its objective.

The Portfolio may invest up to 100% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio will have an indirect exposure to foreign markets through investments in these companies.

Primarily investing in the energy sector can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real or perceived inflationary trends and political developments, and the cost assumed by energy companies in complying with environmental and safety regulations.

The Portfolio is also subject to the risk that the earnings, dividends and securities prices of energy companies will be greatly affected by changes in the prices and supplies of oil and other energy fuels. Prices and supplies of energy may fluctuate significantly over any time period due to many factors, including:

■	international political developments

■	production and distribution policies of the Organization of Petroleum Exporting Countries (OPEC) and other oil-producing countries

■	relationships among OPEC members and other oil-producing countries and between those countries and oil-importing nations

■	energy conservation

■	the regulatory environment

■	tax policies

■	the economic growth and political stability of the key energy-consuming countries

The Portfolio may use a range of other investment techniques, including investing in income trusts and MLPs. An MLP is an investment that combines the tax benefits of a partnership with the liquidity of publicly traded securities. The MLPs in which the Portfolio may invest are primarily engaged in investing in oil and gas-related businesses, including energy processing and distribution. Investments in securities of an MLP involve risks that differ from investments in common stocks, including, among others, risks related to limited control and limited rights to vote on matters affecting the MLP, cash flow risks, dilution risks, and others.

The Portfolio’s investments in income trusts and MLPs will be limited by tax considerations.

As a temporary defensive measure, when securities markets or economic conditions are unfavorable or unsettled, the Portfolio may try to protect its assets by investing up to 100% of its total assets in securities that are highly liquid, including high-quality money market instruments such as short-term U.S. government securities, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Portfolio. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, and typically are highly liquid or comparatively safe, they tend to offer lower returns. Therefore, the Portfolio’s performance could be comparatively lower if it concentrates its assets in defensive holdings. By taking a temporary defensive position, the Portfolio may not achieve its investment objective.

32	Prospectus

Principal Risks. An investment in Ivy Funds VIP Energy is subject to various risks, including the following:

■ Company Risk ■ Concentration Risk ■ Emerging Market Risk ■ Energy Industry Risk ■ Foreign Exposure Risk ■ Foreign Securities Risk	■ Growth Stock Risk ■ Holdings Risk ■ Management Risk ■ Market Risk ■ Value Stock Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Funds VIP Energy may be subject to other, non-principal risks, including the following:

■ Foreign Currency Risk ■ Large Company Risk ■ Liquidity Risk	■ Mid Size Company Risk ■ MLP Risk ■ Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.

Ivy Funds VIP Global Natural Resources: The Portfolio seeks to achieve its objective to provide capital growth and appreciation by investing at least 80% of its net assets in the equity securities of companies of any size throughout the world that own, explore or develop natural resources and other basic commodities or that supply goods and services to such companies. There is no guarantee, however, that the Portfolio will achieve its objective.

Mackenzie systematically reviews its investment decisions and may allow cash reserves to build up when valuations seem unattractive. Mackenzie attempts to manage risk through diversifying the Portfolio’s holdings by commodity, country, issuer, and market capitalization of companies; however, such diversification may not necessarily reduce Portfolio volatility. Mackenzie searches for what it feels are well-managed companies with strong balance sheets and the technological capability and expertise to grow independently of commodity prices. In addition, Mackenzie seeks to anchor the Portfolio’s holdings with established larger companies that have historically strong-producing assets and attractive long-term reinvestment opportunities. From a macro perspective, Mackenzie monitors demand expectations for various commodities and utilizes this information to adjust the level of sector exposure and individual security holdings in the Portfolio.

Under normal circumstances, the Portfolio invests at least 65% of its total assets in issuers of at least three countries, which may include the U.S. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio will have an indirect exposure to foreign markets through investments in these companies.

The Portfolio may also invest in ETFs or options on ETFs as a means of tracking the performance of a designated stock index. The Portfolio also may invest in precious metals and other physical commodities.

As a temporary defensive measure, when Mackenzie believes that securities markets or economic conditions are unfavorable or unsettled, the Portfolio may try to protect its assets by investing up to 100% of its total assets in securities that are highly liquid, including high-quality money market instruments, such as short-term U.S. government securities, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Portfolio. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, and typically are highly liquid or comparatively safe, they tend to offer lower returns. Therefore, the Portfolio’s performance could be comparatively lower if it concentrates its assets in defensive holdings. The additional temporary defensive measures that Mackenzie may employ include altering the mix of company and sector holdings or using derivative strategies. By taking a temporary defensive position, the Portfolio may not achieve its investment objective.

Prospectus	33

Principal Risks. An investment in Ivy Funds VIP Global Natural Resources is subject to various risks, including the following:

■ Commodities Risk ■ Company Risk ■ Derivatives Risk ■ Emerging Market Risk ■ Foreign Currency Risk ■ Foreign Exposure Risk ■ Foreign Securities Risk ■ Global Natural Resources Industry Risk	■ Growth Stock Risk ■ Investment Company Securities Risk ■ Liquidity Risk ■ Management Risk ■ Market Risk ■ Sector Risk ■ Value Stock Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Funds VIP Global Natural Resources may be subject to other, non-principal risks, including the following:

■ Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk ■ Large Company Risk	■ Mid Size Company Risk ■ Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.

Ivy Funds VIP Science and Technology: The Portfolio seeks to achieve its objective to provide growth of capital by investing primarily in the equity securities of science and technology companies around the globe. Science and technology companies are companies whose products, processes or services, in WRIMCO’s opinion, are being, or are expected to be, significantly benefited by the use or commercial application of scientific or technological developments or discoveries. As well, the Portfolio may invest in companies that utilize science and/or technology as an agent of change to significantly enhance their business opportunities. The Portfolio may invest in securities issued by companies of any size, and may invest without limitation in foreign securities, including securities of issuers within emerging markets. The Portfolio may invest in any geographic area. Many companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio will have an indirect exposure to additional foreign markets through investments in these companies. There is no guarantee, however, that the Portfolio will achieve its objective.

In its selection of securities for investment by the Portfolio, WRIMCO aims to identify companies that it believes to be benefiting from the world’s strongest secular economic trends, and then applies its largely bottom-up research to identify what it believes are the best holdings for the Portfolio.

The Portfolio may invest in, but is not limited to, areas such as:

Science:

■ pharmaceuticals ■ medical technology equipment ■ biotechnology	■ genomics ■ proteomics ■ healthcare services

Technology:

■ semiconductors ■ computer hardware ■ computer services ■ software ■ networking ■ telecommunication services ■ defense electronics	■ entertainment ■ content media ■ data processing ■ internet ■ energy efficiency ■ alternative energy

The Portfolio primarily owns common stocks; however, it may invest, to a lesser extent, in preferred stocks, debt securities and convertible securities. The Portfolio may invest up to 20% of its total assets in non-investment grade fixed income securities, which are securities rated BB+ or lower by S&P or comparably rated by another NRSRO or, if unrated, determined by WRIMCO to be of comparable quality, which may include convertible securities.

34	Prospectus

The Portfolio may use a range of derivative investment techniques, typically options, both written and purchased, on individual equity securities owned by the Portfolio and on equity indices, in seeking to hedge various market risks and/or individual security risk as well as to enhance return. The Portfolio may also use derivatives in seeking to gain exposure to a particular security. The Portfolio may use foreign currency exchange transactions and forward foreign currency contracts in seeking to hedge or manage the Portfolio’s exposure to foreign currencies of securities held in the Portfolio. The Portfolio may invest in ETFs as a means to invest cash effectively.

When WRIMCO believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in U.S. government securities or other debt securities, mostly of investment grade. However, by taking a temporary defensive position, the Portfolio may not achieve its investment objective. The Portfolio may also hedge its foreign currency exposure, when applicable.

Principal Risks. An investment in Ivy Funds VIP Science and Technology is subject to various risks, including the following:

■ Company Risk ■ Concentration Risk ■ Emerging Market Risk ■ Foreign Exposure Risk ■ Foreign Securities Risk ■ Growth Stock Risk ■ Holdings Risk	■ Large Company Risk ■ Liquidity Risk ■ Management Risk ■ Market Risk ■ Mid Size Company Risk ■ Science and Technology Industry Risk ■ Small Company Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Funds VIP Science and Technology may be subject to other, non-principal risks, including the following:

■ Derivatives Risk ■ Foreign Currency Exchange Transactions and Forward Currency Contracts Risk ■ Foreign Currency Risk	■ Initial Public Offering Risk ■ Investment Company Securities Risk ■ Low-Rated Securities Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.

Additional Investment Considerations

The objective(s) and investment policies of each Portfolio may be changed by the Trust’s Board of Trustees (Board) without a vote of the Portfolio’s shareholders, unless a policy or restriction is otherwise described as a fundamental policy in the SAI.

Because each Portfolio owns different types of investments, its performance will be affected by a variety of factors. The value of each Portfolio’s investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. Performance will also depend on the skill of WRIMCO or the investment subadviser, as applicable (the Investment Manager), in selecting investments. As with any mutual fund, you could lose money on your investment.

Each Portfolio also may invest in and use certain other types of securities and instruments in seeking to achieve its objective(s). For example, each Portfolio may invest in options, futures contracts and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Certain types of each Portfolio’s authorized investments and strategies, such as derivative instruments, foreign securities, junk bonds and commodities, including precious metals, involve special risks. Depending on how much a Portfolio invests or uses these strategies, these special risks may become significant.

Certain types of mortgage-backed and asset-backed securities may experience significant valuation uncertainties, greater volatility, and significantly less liquidity due to the sharp rise of foreclosures on home loans secured by subprime mortgages in recent years. Subprime mortgages have a higher credit risk than prime mortgages, as the credit criteria for obtaining a subprime mortgage is more flexible than that used with prime borrowers. To the extent that a Portfolio invests in securities that are backed by pools of mortgage loans, the risk to the Portfolio may be significant. Other asset-backed securities also may experience significant valuation uncertainties, increased volatility, and significantly reduced liquidity.

Prospectus	35

Each Portfolio may actively trade securities in seeking to achieve its objective(s). Factors that can lead to active trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain a Portfolio’s market capitalization target of the securities in the Portfolio’s holdings and the need to sell a security to meet redemption activity. Actively trading securities may increase transaction costs (which may reduce performance) and increase realized gains that a Portfolio must distribute.

Each of the Portfolios generally seeks to be fully invested, except to the extent that it takes a temporary defensive position. In addition, at times, the Investment Manager may invest a portion of the Portfolio’s assets in cash or cash equivalents if the Investment Manager is unable to identify and acquire a sufficient number of securities that meet the Investment Manager’s selection criteria for implementing the Portfolio’s investment objective(s), strategies and policies.

You will find more information in the SAI about each Portfolio’s permitted investments and strategies, as well as the restrictions that apply to them.

A description of the Portfolios’ policies and procedures with respect to the disclosure of their securities holdings is available in the SAI.

Portfolio holdings can be found at www.waddell.com. Alternatively, a complete schedule of portfolio holdings of each Portfolio for the first and third quarters of each fiscal year is filed with the Securities and Exchange Commission (SEC) on the Trust’s Form N-Q. These holdings may be viewed in the following ways:

■	On the SEC’s website at http://www.sec.gov.

■	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 202.551.8090.

Defining Risks

Commodities Risk — Commodity trading, including trading in precious metals, is generally considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of a Portfolio’s investments in commodities are cyclical economic conditions, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. Also, a Portfolio may pay more to store and accurately value its commodity holdings than it does with its other portfolio investments. Moreover, under the Federal tax law, a Portfolio may not derive more than 10% of its annual gross income from gains resulting from selling commodities (and other non-qualifying income). Accordingly, a Portfolio may be required to hold its commodities or sell them at a loss, or to sell portfolio securities at a gain, when for investment reasons it would not otherwise do so.

Company Risk — An individual company may perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

Concentration Risk — If a Portfolio invests more than 25% of its total assets in a particular industry, the Portfolio’s performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in a single industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector or company.

Credit Risk — An issuer of a debt security (including a mortgage-backed security) or a real estate investment trust (REIT) may not make payments on the security when due, or the other party to a contract may default on its obligation. There is also the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and, therefore, in the NAV of a Portfolio. Also, a change in the quality rating of a debt security or a REIT security can affect the security’s liquidity and make it more difficult to sell. If a Portfolio purchases unrated securities and obligations, it will depend on the Investment Manager’s analysis of credit risk more heavily than usual.

Derivatives Risk — A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of another security, index, asset, rate or event. Derivatives are traded either on an organized exchange or OTC. Futures contracts, options and swaps are common types of derivatives that a Portfolio may occasionally use. A futures contract is an agreement to buy

36	Prospectus

or sell a security or other instrument, index or commodity at a specific price on a specific date. An option is the right to buy or sell a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an agreement involving the exchange by a Portfolio with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified amount. Swaps include options on commodities, caps, floors, collars and certain forward contracts. Some swaps currently are, and more in the future will be, centrally settled (“cleared”).

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Portfolio’s NAV and the risk that fluctuations in the value of the derivatives may not correlate with securities markets or the underlying asset upon which the derivative’s value is based. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of the Investment Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. Derivatives also may be subject to counterparty risk, which includes the risk that a Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Portfolio’s investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited.

Each Portfolio may enter into credit default swap contracts for hedging or investment purposes. A Portfolio may either sell or buy credit protection under these contracts. Swap instruments may shift a Portfolio’s investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the referenced assets that underlie the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments.

Certain derivatives transactions are not entered into or traded on exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty. Where no such counterparty is available for a desired transaction, a Portfolio will be unable to enter into the transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Portfolio may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Portfolio would bear greater risk of default by the counterparties to such transactions. When traded on foreign exchanges, derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is generally less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar exchange or clearinghouse guarantee. In all such transactions, the Portfolio bears the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Portfolio. A Portfolio will enter into transactions in derivative instruments only with counterparties that the Investment Manager reasonably believes are capable of performing under the contract. The Investment Manager may seek to manage counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice to do so for the particular type of derivative; however, there is no guarantee that such documentation will have the intended effect.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) resulted in historic and comprehensive statutory reform of derivatives, including the manner in which derivatives are designed, negotiated, reported, executed or cleared and regulated.

The Dodd-Frank Act requires the SEC and the Commodity Futures Trading Commission (CFTC) to establish regulations with respect to security-based swaps (e.g., derivatives based on an equity) and swaps (e.g., derivatives based on a broad-based index or commodity), respectively, and the markets in which these instruments trade. Generally, all futures will continue to be regulated by the CFTC, and all swaps and security-based swaps are subject to CFTC and SEC jurisdiction, respectively. However, security

Prospectus	37

futures, which are futures on a single equity security or a narrow-based securities index, and mixed swaps, which have elements of both a swap and a security-based swap, are subject to joint CFTC-SEC jurisdiction. In addition, with respect to security-based swap agreements, which include swaps on a broad-based securities index, the SEC asserts anti-fraud, anti-manipulation and insider trading prohibition jurisdiction, even though the CFTC has regulatory jurisdiction over transactions involving such agreements.

Specifically, the SEC and CFTC are required to mandate by regulation under certain circumstances that certain derivatives, previously traded OTC, be executed in a regulated, transparent market and settled by means of a central clearing house. The Dodd-Frank Act also requires the CFTC or the SEC, in consultation with banking regulators, to establish capital requirements as well as requirements for margin on uncleared derivatives in certain circumstances that will be clarified by rules that the CFTC or SEC will promulgate in the future. All derivatives are to be reported to a swap repository.

The extent and impact of the new regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivatives transactions, require more assets of a Portfolio to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Portfolio to enter into certain types of derivative transactions, or could limit a Portfolio’s ability to pursue its investment strategies.

Emerging Market Risk — Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of those countries may have failed in the past to recognize private property rights and have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Portfolio’s investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make a Portfolio’s investments in such countries illiquid and more volatile than investments in more developed countries, and the Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Energy Industry Risk — Investment risks associated with investing in energy securities, in addition to other risks, include price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed in complying with environmental safety regulations, demand of energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations.

Foreign Currency Risk — Foreign securities may be denominated in foreign currencies. The value of a Portfolio’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk — The Portfolios may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the Investment Manager’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between a Portfolio’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Portfolio. An imperfect correlation of this type may prevent the Portfolios from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

Foreign Exposure Risk — The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

Foreign Securities Risk — Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the U.S. markets and that could affect a Portfolio’s performance unfavorably, depending

38	Prospectus

upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the United States. Foreign investing also may involve brokerage costs and tax considerations that are not usually present in the U.S. markets.

Other factors that can affect the value of a Portfolio’s foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers, and the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Portfolio to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines).

To the extent that a Portfolio invests in sovereign debt instruments, the Portfolio is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Portfolio may have limited recourse against the issuing government or agency. Financial markets have recently experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain European countries.

Global Natural Resources Industry Risk — Investment risks associated with investing in global natural resources securities, in addition to other risks, include price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed by natural resource companies in complying with environmental and safety regulations, changes in supply of, or demand for, various natural resources, changes in energy prices, the success of exploration projects, changes in commodity prices, and special risks associated with natural or man-made disasters.

Growth Stock Risk — Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Holdings Risk — If a Portfolio typically holds a small number of stocks, or if a Portfolio’s manager(s) tend to invest a significant portion of a Portfolio’s total assets in a limited number of stocks, the appreciation or depreciation of any one security held by the Portfolio will have a greater impact on the Portfolio’s NAV than it would if the Portfolio invested in a larger number of securities or if the Portfolio’s manager(s) invested a greater portion of the Portfolio’s total assets in a larger number of stocks. Although that strategy has the potential to generate attractive returns over time, it also may increase the Portfolio’s volatility.

Initial Public Offering Risk — Investments in IPOs can have a significant positive impact on a Portfolio’s performance; however, the positive effect of investments in IPOs may not be sustainable because of a number of factors. For example, a Portfolio may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, a Portfolio may not be able to buy the shares at the commencement of the offering, and the general availability and performance of IPOs are dependent on market psychology and economic conditions. To the extent that IPOs have a significant impact on a Portfolio’s performance, this may not be able to be replicated in the future. The relative performance impact of IPOs on a Portfolio is also likely to decline as the Portfolio grows.

Interest Rate Risk — The value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation decreases. Conversely, when interest rates decline, the value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, generally increases. Long-term debt securities, mortgage-backed securities and other fixed-income obligations are generally more sensitive to interest rate changes than short-term debt securities. A Portfolio may experience a decline in its income due to falling interest rates.

In general, a portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a Portfolio’s duration of its portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a Portfolio holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Prospectus	39

Investment Company Securities Risk — The risks of investment in other investment companies typically reflect the risks of the types of securities in which the investment companies invest. As a shareholder in an investment company, a Portfolio would bear its pro rata share of that investment company’s expenses, which could result in duplication of certain fees, including management and administrative fees.

Certain Portfolios may invest in ETFs as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and other commodities without purchasing them directly. Since many ETFs are a type of investment company, a Portfolio’s purchases of shares of such ETFs are subject to the Portfolio’s investment restrictions regarding investments in other investment companies.

ETFs have a market price that reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs and closed-end funds. In addition, an asset management fee is charged in connection with the management of the ETF’s or the closed-end fund’s portfolio (which is in addition to the investment management fee paid by a Portfolio).

Investments in an ETF or a closed-end fund generally present the same primary risks as investments in conventional funds, which are not exchange-traded. The price of an ETF or a closed-end fund can fluctuate, and a Portfolio could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s or a closed-end fund’s shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF’s or a closed-end fund’s shares may not develop or be maintained; or (iii) trading of an ETF’s or a closed-end fund’s shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Large Company Risk — Large capitalization companies may go in and out of favor based on market and economic conditions. Large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies.

Liquidity Risk — Generally, a security is liquid if a Portfolio is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies, foreign companies, companies in emerging markets or certain instruments such as derivatives are subject to a variety of risks, including potential lack of liquidity. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, a Portfolio may not be able to dispose of illiquid securities at a favorable time or price.

Low-Rated Securities Risk — In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken a Portfolio’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

Management Risk — The Investment Manager applies a Portfolio’s investment strategies and selects securities for the Portfolio in seeking to achieve the Portfolio’s investment objective(s). Securities selected by the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Portfolio. In general, investment decisions made by the Investment Manager may not produce the anticipated returns, may cause the Fund’s shares to lose value or may cause the Portfolio to perform less favorably than other mutual funds with investment objectives similar to the investment objective(s) of the Portfolio.

Market Risk — All securities and other investments may be subject to adverse trends in the markets. Securities are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. The value of assets or income from a Portfolio’s investments may be adversely affected by inflation or changes in the market’s expectations regarding inflation. In addition, prices are affected by the outlook for overall corporate profitability. In the municipal securities markets, securities backed by current or anticipated revenues from a specific project or specific asset may be

40	Prospectus

adversely impacted by declines in revenue collection from the project or asset. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Portfolio.

The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Liquidity in some markets has decreased and credit has become scarcer worldwide. Recent regulatory changes, including the Dodd-Frank Act and the introduction of new international capital and liquidity requirements under the Basel III Accords (Basel III), may cause lending activity within the financial services sector to be constrained for several years as Basel III rules phase in and rules and regulations are promulgated and interpreted under the Dodd-Frank Act. These market conditions may continue or deteriorate further and may add significantly to the risk of short-term volatility in a Portfolio. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken a number of steps in an attempt to support financial markets. Withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces or to project the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Changes in market conditions will not have the same impact on all types of securities.

In addition, since 2010, the risks of investing in certain foreign government debt have increased dramatically as a result of the ongoing European debt crisis, which began in Greece and has begun to spread throughout various other European countries. These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the global securities markets and it is impossible to predict the effects of these or similar events in the future on the Portfolios, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Portfolios.

Mid Size Company Risk — Securities of mid capitalization companies may be more vulnerable to adverse developments than those of large companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid capitalization companies may be more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns.

MLP Risk — Investments in securities of an MLP involve risks that differ from investments in common stocks, including, among others, risks related to limited control and limited rights to vote on matters affecting the MLP, cash flow risks, dilution risks, and others.

Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

Distributions from an MLP may consist in part of a return of the amount originally invested, which would not be taxable to the extent the distributions do not exceed the investor’s adjusted basis in its MLP interest.

Private Placements and Other Restricted Securities Risk — Restricted securities, which include private placements, are securities that are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. A Portfolio could find it difficult to sell privately placed securities and other restricted securities when the Investment Manager believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid or less than the fair market value. At times, it also may be difficult to determine the fair value of such securities for purposes of computing the NAV of a Portfolio.

Reinvestment Risk — Income from a Portfolio’s debt securities may decline if the Fund invests the proceeds from matured, traded, prepaid or called securities in securities with interest rates lower than the current earnings rate of the Portfolio’s holdings. For

Prospectus	41

example, debt securities with high relative interest rates may be paid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate (commonly referred to as optional call risk). As well, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities (including shares of mortgage REITs). As a result, a Portfolio may have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Portfolio’s investment income.

Science and Technology Industry Risk — Investment risks associated with investing in science and technology securities, in addition to other risks, include a company’s operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, and aggressive pricing of products and services, as well as new market entrants and obsolescence of existing technology.

Sector Risk — At times, a Portfolio may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments in that economic sector than portfolios that invest more broadly.

Small Company Risk — Securities of small capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be more affected than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.

Subsidiary Investment Risk — By investing in the Subsidiary, Ivy Funds VIP Asset Strategy is exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act, and is not subject to all of the investor protections of the 1940 Act. Thus, the Portfolio, as an investor in the Subsidiary, would not have all of the protections offered to investors in registered investment companies. However, because the Portfolio wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are managed by WRIMCO, it is unlikely that the Subsidiary would take action contrary to the interests of the Portfolio or the Portfolio’s shareholders. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Portfolio and the Subsidiary are organized, respectively, could result in the inability of the Portfolio and/or the Subsidiary to operate as intended and could negatively affect the Portfolio and its shareholders. Although under the federal tax law, the Portfolio may not earn more than 10% of its annual gross income from gains resulting from selling commodities (and other non-qualifying income), the Portfolio has received an opinion of counsel, which is not binding on the Internal Revenue Service or the courts, that income the Portfolio receives from the Subsidiary should constitute qualifying income.

Value Stock Risk — Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Investment Manager, undervalued. The value of a security believed by the Investment Manager to be undervalued may never reach what is believed to be its full value, or such security’s value may decrease.

42	Prospectus

The Management of the Portfolios

Portfolio Management

The Portfolios are managed by WRIMCO, subject to the authority of the Board. WRIMCO provides investment advice to each of the Portfolios and supervises each Portfolio’s investments. WRIMCO and/or its predecessor have served as investment manager to the Portfolios since their inception and to each of the registered investment companies within Waddell & Reed Advisors Funds and InvestEd Portfolios since their inception. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. WRIMCO had approximately $40.3 billion in assets under management as of December 31, 2012.

Mackenzie Financial Corporation (Mackenzie), 180 Queen Street West, Toronto, Ontario, Canada M5V 3K1, serves as the investment subadviser to, and as such provides investment advice to, and generally conducts the investment management program for, Ivy Funds VIP Global Natural Resources pursuant to an agreement with WRIMCO. Mackenzie Investments was founded in 1967, and is a leading investment management firm in Toronto, providing investment advisory and related services, with approximately $61.5 billion USD in assets under management as of December 31, 2012.

Ivy Funds VIP Asset Strategy: Michael L. Avery and Ryan F. Caldwell are primarily responsible for the day-to-day management of the Ivy Funds VIP Asset Strategy. Mr. Avery has held his responsibilities for Ivy Funds VIP Asset Strategy since January 1997. He is Executive Vice President of WRIMCO and Ivy Investment Management Company (IICO), an affiliate of WRIMCO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. Mr. Avery has served as President of Waddell & Reed Financial, Inc. (WDR), since January 2010. He formerly served as Chief Investment Officer (CIO) of WDR from June 2005 until February 2011 and formerly served as CIO of WRIMCO and IICO from June 2005 until August 2010. Mr. Avery has also served as portfolio manager for investment companies managed by WRIMCO since February 1994, and has been an employee of such since June 1981. He held the position of Director of Equity Research for IICO and for WRIMCO and its predecessor from August 1987 through June 2005. Mr. Avery earned a BS degree in Business Administration from the University of Missouri, and an MBA with emphasis on finance from Saint Louis University.

Mr. Caldwell has held his responsibilities for Ivy Funds VIP Asset Strategy since January 2007. His investment research responsibilities are concentrated in asset managers, brokers and transaction processors. Mr. Caldwell joined WRIMCO in July 2000 as an economic analyst. In January 2003 he was appointed an investment analyst, and in June 2005 was named assistant portfolio manager for the Portfolio, as well as two other funds managed by WRIMCO or IICO. Mr. Caldwell is Senior Vice President of WRIMCO and IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. Mr. Caldwell earned a BBA in finance from Southwest Texas State University. He is currently pursuing the Chartered Financial Analyst designation.

Daniel J. Vrabac, formerly a manager of the Portfolios along with Messrs. Avery and Caldwell, is now focusing on portfolio management responsibilities for the global bond funds which are managed by WRIMCO and IICO. While no longer responsible for day-to-day management of Ivy Funds VIP Asset Strategy, Mr. Vrabac continues to provide input to Ivy Funds VIP Asset Strategy on the global fixed income markets, currencies and trading, which were among his principal responsibilities as a portfolio manager of Ivy Funds VIP Asset Strategy.

Ivy Funds VIP Energy: David P. Ginther is primarily responsible for the day-to-day management of Ivy Funds VIP Energy. He has held his responsibilities since the inception of Ivy Funds VIP Energy in May 2006. Mr. Ginther is Senior Vice President of WRIMCO and IICO, Vice President of the Trust and Vice President of and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. He has been an employee of WRIMCO since 1995. Mr. Ginther holds a BS degree in accounting from Kansas State University, and has earned the designation of Certified Public Accountant.

Ivy Funds VIP Global Natural Resources: Frederick Sturm, a Senior Vice President of Mackenzie, is primarily responsible for the day-to-day management of Ivy Funds VIP Global Natural Resources. He has managed the Portfolio since its inception in April 2005. Mr. Sturm is also primarily responsible for the day-to-day management of Ivy Global Natural Resources Fund, whose investment manager is IICO. Mr. Sturm joined Mackenzie in 1983. He holds a degree in commerce and finance from the University of Toronto. Mr. Sturm is a Chartered Financial Analyst.

Ivy Funds VIP Growth: Daniel P. Becker and Philip J. Sanders are primarily responsible for the day-to-day management of Ivy Funds VIP Growth. Mr. Becker has held his responsibilities for Ivy Funds VIP Growth since June 2006. He is Senior Vice President of WRIMCO and IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. Mr. Becker has been an employee of WRIMCO and its predecessor since

Prospectus	43

October 1989, initially serving as an investment analyst, and has served as a portfolio manager for WRIMCO since January 1997. He earned a BS degree in Mathematical Economics from the University of Wisconsin, and holds an MS degree with an emphasis in Finance, Investments and Banking from the University of Wisconsin Graduate School of Business. Mr. Becker is a Chartered Financial Analyst.

Mr. Sanders has held his responsibilities for Ivy Funds VIP Growth since August 1998. He is Senior Vice President of WRIMCO and IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. Effective August 2010, Mr. Sanders was appointed CIO of WRIMCO and IICO and effective February 2011, he was appointed CIO of WDR. Mr. Sanders joined WRIMCO in August 1998 and has served as a portfolio manager for funds managed by WRIMCO since that time. He earned a BA in economics from the University of Michigan and an MBA from the University of North Carolina at Charlotte. Mr. Sanders is a Chartered Financial Analyst.

Ivy Funds VIP Mid Cap Growth: Kimberly A. Scott is primarily responsible for the day-to-day management of Ivy Funds VIP Mid Cap Growth. She has managed Ivy Funds VIP Mid Cap Growth since its inception in April 2005. Ms. Scott is Senior Vice President of WRIMCO and IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. Ms. Scott has served as a portfolio manager for investment companies managed by WRIMCO since February 2001. She served as an investment analyst with WRIMCO from April 1999 to February 2001. Ms. Scott joined WRIMCO in April 1999. She earned a BS degree in microbiology from the University of Kansas, and holds an MBA from the University of Cincinnati. Ms. Scott is a Chartered Financial Analyst.

Ivy Funds VIP Science and Technology: Zachary H. Shafran is primarily responsible for the day-to-day management of Ivy Funds VIP Science and Technology. Mr. Shafran has held his responsibilities for Ivy Funds VIP Science and Technology since February 2001. He is Senior Vice President of WRIMCO and IICO, Vice President of the Trust and Vice President of and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. Effective April 2010, Mr. Shafran was appointed the Global Director of Equity and Fixed Income Research for WRIMCO and IICO. Mr. Shafran has served as a portfolio manager for investment companies managed by WRIMCO or IICO since January 1996. He served as an investment analyst with WRIMCO and its predecessor from June 1990 to January 1996. Mr. Shafran earned a Bachelor of Business Administration and an MBA from the University of Missouri at Kansas City.

Additional information regarding the portfolio managers, including information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities, is included in the SAI.

Other members of WRIMCO’s investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the investments of the Portfolios.

Management and Other Fees

Like all mutual funds, the Portfolios pay fees related to their daily operations. Expenses paid out of each Portfolio’s assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each Portfolio pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each Portfolio also pays other expenses, which are explained in the SAI.

The management fee is payable at the annual rates of:

Ivy Funds VIP Asset Strategy and Ivy Funds VIP Growth: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

Ivy Funds VIP Energy, Ivy Funds VIP Mid Cap Growth and Ivy Funds VIP Science and Technology: 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.

Ivy Funds VIP Global Natural Resources: 1.00% of net assets up to $500 million, 0.85% of net assets over $500 million and up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.

Effective October 1, 2006, and at least through September 30, 2016, the investment management fee rates for certain Portfolios are reduced pursuant to a management fee waiver as follows:

Ivy Funds VIP Asset Strategy: 0.69% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

44	Prospectus

Ivy Funds VIP Growth: 0.67% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

Ivy Funds VIP Mid Cap Growth and Ivy Funds VIP Science and Technology: 0.83% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.

WRIMCO uses a portion of the management fees it receives from a Portfolio to pay that Portfolio’s investment subadviser, as applicable.

For the fiscal year ended December 31, 2012, management fees (net of waivers) for each Portfolio as a percent of each such Portfolio’s average net assets are as follows:

Net Management Fees Paid
Ivy Funds VIP Asset Strategy	0.68%
Ivy Funds VIP Energy	0.85%
Ivy Funds VIP Global Natural Resources	1.00%
Ivy Funds VIP Growth	0.67%
Ivy Funds VIP Mid Cap Growth	0.83%
Ivy Funds VIP Science and Technology	0.83%

A discussion regarding the basis of the approval by the Board of the renewal of the advisory contract of each of the Portfolios is available in the Trust’s Annual Report to Shareholders for the period ended December 31, 2012.

The Trust has adopted a Service Plan (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Portfolio may pay daily a fee to Waddell & Reed, Inc. (Waddell & Reed), an affiliate of WRIMCO and the Trust’s principal underwriter, in an amount not to exceed 0.25% of the Portfolio’s average annual net assets. The fee is to be paid to compensate Waddell & Reed and unaffiliated third parties for amounts expended in connection with the provision of personal services to Policyowners. These fees are paid out of the Portfolio’s assets on an on-going basis, and over time, these fees will increase the cost of the investment and may cost you more than paying other types of sales charges. Waddell & Reed has voluntarily agreed to waive sufficient 12b-1 fees for Ivy Funds VIP Mid Cap Growth to cap the expenses for that Portfolio at 1.10%. Waddell & Reed may amend or terminate this voluntary waiver at any time without prior notice to shareholders.

In addition to commissions, Nationwide Life Insurance Company (Nationwide) and Minnesota Life Insurance Company (Minnesota Life) each pay Waddell & Reed compensation for providing administrative and marketing services. Nationwide pays compensation to Waddell & Reed on a monthly basis in an amount equal to 0.238% annually of the average daily account value of all variable annuity assets for Nationwide products distributed by Waddell & Reed prior to January 1, 2012, and 0.22% annually of the average daily account value of all variable annuity assets for Nationwide products distributed by Waddell & Reed after January 1, 2012. Minnesota Life pays compensation to Waddell & Reed on a quarterly basis in an amount equal to 0.25% annually of the average daily account value of all variable annuity assets for products distributed by Waddell & Reed.

Regulatory Matters

On July 24, 2006, WRIMCO, Waddell & Reed, Inc. and Waddell & Reed Services Company (collectively, W&R) reached a settlement with the SEC to resolve proceedings brought in connection with its investigation of frequent trading and market timing in certain funds within Waddell & Reed Advisors Funds.

Under the terms of the SEC’s cease-and desist order (SEC Order), pursuant to which W&R neither admitted nor denied any of the findings contained therein, among other provisions W&R agreed to pay $40 million in disgorgement and $10 million in civil money penalties.

The SEC Order further requires that the $50 million in settlement amounts will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with W&R, and that is agreed to by the SEC staff and for which the distribution methodology is acceptable to the Funds’ Disinterested Trustees. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which shareholders of certain Funds shall receive their proportionate share of losses, if any, suffered by those Funds due to market timing. Therefore, it is not currently possible to specify which particular Fund shareholders or groups of Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The foregoing is only a summary of the SEC Order. A copy of the SEC Order is available on the SEC’s website at http://www.sec.gov.

Prospectus	45

Buying and Selling Portfolio Shares

WHO CAN BUY SHARES OF THE PORTFOLIOS

Shares of the Portfolios are currently sold to the separate accounts of Participating Insurance Companies (Variable Accounts) to fund benefits payable under the Policies under the Trust’s “Mixed and Shared” Exemptive Order (Order). Permitting both variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio is known as “mixed funding.” Shares of the Portfolios are not sold to individual investors.

The Variable Accounts purchase shares of a Portfolio in accordance with Variable Account allocation instructions received from Policyowners. A Portfolio then uses the proceeds to buy securities for its portfolio.

Because Policies may have different provisions with respect to the timing and method of purchases and exchanges, Policyowners should contact their Participating Insurance Company directly for details concerning these transactions.

Please check with your Participating Insurance Company to determine if a Portfolio is available under your Policy. This Prospectus should be read in conjunction with the prospectus of the Variable Account of your specific Policy.

The Portfolios currently do not foresee any disadvantages to Policyowners arising out of the fact that the Portfolios may offer their shares to the Variable Accounts to fund benefits of their Policies. Nevertheless, as a condition of the Order, the Board will monitor events in order to identify any material irreconcilable conflicts that may arise (such as those arising from tax or other differences) and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more Variable Accounts might be required to withdraw their investments in one or more of the Portfolios and shares of another fund may be substituted. This might force a Portfolio to sell its securities at disadvantageous prices.

The principal underwriter of the Portfolios is Waddell & Reed.

Purchase Price

The purchase price of each share of a Portfolio is its NAV next determined after the order is received in good order by the Portfolio or its agent. No sales charge is imposed on the purchase of a Portfolio’s shares; however, your Policy may impose a sales charge. The NAV for a share of a Portfolio is determined by dividing the total market value of the securities and other assets of a Portfolio, less the liabilities of the Portfolio, by the total number of outstanding shares of the Portfolio. In general, NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE), normally 4 p.m. Eastern Time, on each day the NYSE is open for trading. Each Portfolio may reject any order to buy shares and may suspend the sale of shares at any time.

Net Asset Value

In the calculation of a Portfolio’s NAV:

■

The securities held by the Portfolio that are traded on an exchange are ordinarily valued at the last sale price on each day prior to the time of valuation as reported by the principal securities exchange on which the securities are traded or, if no sale is recorded, the average of the last bid and asked prices.

■

Stocks that are traded over-the-counter are valued using the NASDAQ Official Closing Price (NOCP), as determined by NASDAQ, or, lacking an NOCP, the last current reported sales price as of the time of valuation on NASDAQ or, lacking any current reported sales on NASDAQ, at the time of valuation at the average of the last bid and asked prices.

■

Bonds (including foreign bonds), convertible bonds, municipal bonds, U.S. government securities, mortgage-backed securities and swap agreements are ordinarily valued according to prices quoted by an independent pricing service.

■	Short-term debt securities are valued at amortized cost, which approximates market value.

■	Precious metals are valued at the last traded spot price for the appropriate metal immediately prior to the time of valuation.

■	Other investment assets for which market prices are unavailable or are not reflective of current market value are valued at their fair value by or at the direction of the Board, as discussed below.

The NAV per share of each Portfolio is normally computed daily as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a Portfolio may be priced at the close of the regular session of any other securities or commodities exchange on which that instrument is traded.

46	Prospectus

As noted in this Prospectus, certain Portfolios may invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of a Portfolio’s shares may be significantly affected on days when the Portfolio does not price its shares and when you are not able to purchase or redeem the Portfolio’s shares.

When a Portfolio believes a reported market price for a security does not reflect the amount the Portfolio would receive on a current sale of that security, the Portfolio may substitute for the market price a fair-value determination made according to procedures approved by the Board. A Portfolio also may use these procedures to value certain types of illiquid securities. In addition, fair value pricing generally will be used by a Portfolio if the exchange on which a security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the Portfolio’s NAV is calculated.

A Portfolio also may use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. Some Portfolios, such as Ivy Funds VIP Global Natural Resources and Ivy Funds VIP Asset Strategy, which may invest a significant portion of their assets in foreign securities (and, with respect to Ivy Funds VIP Asset Strategy, in derivatives on those securities), also may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Portfolio share prices that may not reflect developments in foreign securities or derivatives markets that occurred after the close of such market but prior to the pricing of Portfolio shares. In that case, such securities investments may be valued at their fair values as determined according to the procedures approved by the Board. Significant events include, but are not limited to, (1) events impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant U.S. or foreign market fluctuations.

The Portfolios have retained a third-party pricing service (the Service) to assist in fair valuing foreign securities and foreign derivatives (collectively, Foreign Securities), if any, held by the Portfolios. The Service conducts a screening process to indicate the degree of confidence, based on historical data, that the closing price in the principal market where a Foreign Security trades is not the current market value as of the close of the NYSE. For foreign securities where Waddell & Reed Services Company, each Portfolio’s transfer agent, doing business as WI Services Company (WISC), in accordance with guidelines adopted by the Board, believes, at the approved degree of confidence, that the price is not reflective of current market price, WISC may use the indication of fair value from the Service to determine the fair value of the Foreign Securities. The Service, the methodology or the degree of certainty may change from time to time. The Board regularly reviews, and WISC regularly monitors and reports to the Board, the Service’s pricing of the Portfolio’s Foreign Securities, as applicable.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event — thus potentially alleviating arbitrage opportunities with respect to Portfolio shares. Another effect of fair valuation on a Portfolio is that the Portfolio’s NAV will be subject, in part, to the judgment of the Board or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a Portfolio purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. The use of fair value pricing also may affect all shareholders in that if redemption proceeds or other payments based on the valuation of Portfolio assets were paid out differently due to fair value pricing, all shareholders will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see “Market Timing Policy.”

SELLING SHARES

Shares of the Portfolios may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received in good order by the Portfolio or its agent. The value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Portfolio’s investments at the time of the redemption.

Because Policies may have different provisions with respect to the timing and method of redemptions, Policyowners should contact their Participating Insurance Company directly for details concerning these transactions.

Redemptions are made at the NAV per share of the Portfolio next determined after receipt of the request to redeem from the Participating Insurance Company. Payment is generally made within seven days after receipt of a proper request to redeem. No fee

Prospectus	47

is charged to any Participating Insurance Company upon redemption of Portfolio shares. The Trust may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period if any of the following conditions exist:

■	the NYSE is closed other than customary weekend and holiday closings or trading on the NYSE is restricted

■	the SEC has determined that a state of emergency exists which may make payment or transfer not reasonably practicable

■	the SEC has permitted suspension of the right of redemption of shares for the protection of the security holders of the Trust

■	applicable laws and regulations otherwise permit the Trust to suspend payment on the redemption of shares

Redemptions are ordinarily made in cash.

Except as otherwise noted, and via the Participating Insurance Company, a Policyowner may indirectly sell shares and buy shares of another Portfolio within the Trust, also known as a transfer or an exchange privilege.

Market Timing Policy

The Portfolios are intended for long-term investment purposes. The Trust and/or the Participating Insurance Companies will take steps to seek to deter frequent purchases and/or redemptions in Portfolio shares (market timing activities). Market timing activities, especially those involving large dollar amounts, may disrupt Portfolio investment management and may increase expenses and negatively impact investment returns for all Portfolio shareholders, including long-term shareholders. Market timing activities also may increase the expenses of WISC and/or Waddell & Reed, thereby indirectly affecting the Portfolio’s shareholders.

Certain Portfolios may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a Portfolio invests a significant portion of its assets in foreign securities, the Portfolio may be susceptible to a time zone arbitrage strategy in which investors seek to take advantage of Portfolio share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Portfolio shares. A Portfolio that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage). Price arbitrage is more likely to occur in a Portfolio that invests a significant portion of its assets in small cap companies, or in a Portfolio that invests a significant portion of its assets in high-yield fixed income securities.

To discourage market timing activities by investors, the Board has adopted a market timing policy and has approved the procedures of WISC, the Portfolios’ transfer agent, for implementing this policy. WISC’s procedures reflect the criteria that it has developed for purposes of identifying trading activity in Portfolio shares that may be indicative of market timing activities and outline how WISC will monitor transactions in Portfolio shares. In its monitoring of trading activity in Portfolio shares, on a periodic basis, WISC typically reviews Portfolio share transactions that exceed certain monetary thresholds and/or numerical transaction limits within a particular time period.

WISC will follow, monitor, and enforce excessive trading policies and procedures approved by the Board. Please see an example detailed below of trading activity that would be considered excessive and in violation of the Portfolios’ market timing policy:

WISC will monitor the number of roundtrip transactions in Portfolio shares. Any Policyowner that has more than two transactions that are considered a change in direction relative to a Portfolio within a time period determined by WISC may be restricted from making additional purchases of Portfolio shares. A change in direction is defined as any exchange or sale out of a Portfolio and a second change in direction is an exchange or purchase back into that Portfolio. Policyowners who reach this limit may be blocked from making additional purchases for 60 days. A second violation can result in a permanent block.

This example is not all inclusive of the trading activity that may be deemed to violate the Portfolios’ market timing policy and any trade that is determined as disruptive can lead to a temporary or permanent suspension of trading privileges, in WISC’s sole discretion.

In its attempt to identify market timing activities, WISC considers many factors, including (but not limited to) the example detailed above, and the frequency, size and/or timing of the investor’s transactions in Portfolio shares. If WISC identifies what it believes to be market timing activities, WISC and/or Waddell & Reed will coordinate with the applicable Participating Insurance Company so that it may notify the investors involved, reject or restrict a purchase or exchange order and/or prohibit those investors from making further purchases allocated to Portfolio shares. The Portfolios also may restrict their exchange privileges in order to protect

48	Prospectus

Policyowners. Transactions placed in violation of the Portfolios’ market timing policy are not deemed accepted by the applicable Portfolio and may be cancelled or revoked by the Portfolio on the next business day following receipt by the Portfolio.

Due to the complexity and subjectivity involved in identifying market timing activities and the volume of shareholder transactions that WISC processes, there can be no assurance that the Portfolios’ and WISC’s policies and procedures will identify all trades or trading practices that may be considered market timing activity. WISC may modify its procedures for implementing the Portfolios’ market timing policy and/or its monitoring criteria at any time without prior notice. The Portfolios, WISC and/or Waddell & Reed shall not be liable for any loss resulting from rejected purchase orders or exchanges.

A Portfolio seeks to apply its market timing policy uniformly to all shareholders and prospective investors. Although the Portfolios, Waddell & Reed and WISC make efforts to monitor for market timing activities and will seek the assistance of the Participating Insurance Companies through which Portfolio shares are purchased or held, the Portfolios cannot always identify or detect excessive trading that may be facilitated by a Participating Insurance Company or made difficult to identify by the use of omnibus accounts by the Participating Insurance Companies, mainly due to the fact that the Participating Insurance Companies maintain the underlying Policyowner account, and the Portfolio must analyze omnibus account level activity and then request additional shareholder level activity on the underlying investors where omnibus account level activity warrants further review. Accordingly, there can be no assurance that the Portfolios will be able to eliminate all market timing activities.

Apart from actions taken by a Portfolio, Policyowners also may be subject to restrictions imposed under their Policies with respect to short-term trading and the trading restrictions imposed by the Participating Insurance Companies that maintain the underlying account(s).

A Portfolio’s market timing policy, in conjunction with the use of fair value pricing, is intended to reduce a Policyowner’s ability to engage in market timing activities, although there can be no assurance that a Portfolio will eliminate market timing activities.

Additional Compensation to Intermediaries

Waddell & Reed and/or its affiliates (collectively, Waddell) may make payments for marketing, promotional or related services by:

■	Participating Insurance Companies for whose Policies the Portfolios are underlying investment options or

■	broker-dealers and other financial intermediaries that sell Policies that include the Portfolios as underlying investment options.

These payments are often referred to as “revenue sharing payments.” The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Portfolios on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from Waddell’s own profits and may be in addition to any Rule 12b-1 payments, if applicable, that are paid by the Portfolios. Because revenue sharing payments are paid by Waddell, and not from the Portfolios’ assets, the amount of any revenue sharing payments is determined by Waddell.

In addition to the revenue sharing payments described above, Waddell may offer other incentives to sell Policies for which the Portfolios are investment options in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals.

The recipients of such incentives may include:

■	financial advisors affiliated with Waddell;

■	broker-dealers and other financial intermediaries that sell such Policies and

■	insurance companies that include shares of the Portfolios as underlying investment options.

Payments may be based on current or past sales of Policies investing in shares of the Portfolios, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for a Participating Insurance Company or intermediary or their employees or associated persons to recommend a particular Policy for which the Portfolios are underlying investment options instead of recommending options offered by competing insurance companies.

In addition, Waddell may compensate Participating Insurance Companies for administrative and shareholder services provided to Policyowners.

Notwithstanding the additional compensation described above, WRIMCO and all subadvisers to the Portfolios are prohibited from considering a broker-dealer’s sale of any of the Portfolios’ shares, or the inclusion of the Portfolios in a Policy provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for execution of Portfolio transactions.

Prospectus	49

Portfolio transactions nevertheless may be executed with broker-dealers who coincidentally may have assisted customers in the purchase of Policies for which the Portfolios are underlying investment options, issued by Participating Insurance Companies, although neither such assistance nor the volume of shares sold of the Portfolios or any affiliated investment company is a qualifying or disqualifying factor in WRIMCO’s or a subadvisor’s selection of such broker-dealer for portfolio transaction execution.

The Participating Insurance Company that provides your Policy also may provide similar compensation to broker-dealers and other financial intermediaries in order to promote the sale of such Policies. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.

50	Prospectus

Distributions and Taxes

Distributions

Each Portfolio distributes substantially all of its net investment income and net realized capital gains to its shareholders each year. Usually, a Portfolio distributes net investment income at the following times:

Declared and paid annually in May:

Net investment income from all other Portfolios and net realized long-term and/or short-term capital gains from all Portfolios.

Dividends are paid by each Portfolio in additional full and fractional shares of the Portfolio.

All distributions from net realized long-term and/or short-term capital gains, if any, of each Portfolio, are declared and paid annually in May in additional full and fractional shares of the Portfolio.

Taxes

Each Portfolio is treated as a separate corporation, and intends to continue to qualify to be treated as a regulated investment company (RIC), for Federal tax purposes. A Portfolio will be so treated if it meets specified Federal income tax rules, including requirements regarding types of investments, limits on investments, types of income and distributions. A Portfolio that satisfies those requirements is not taxed at the entity level on the net income and net realized gains it distributes to its shareholders.

It is important for each Portfolio to maintain its RIC status (and to satisfy certain other requirements), because the Portfolio shareholders, which are the Variable Accounts, will then be able to use a “look-through” rule in determining whether the Variable Accounts meet the investment diversification rules that apply to them. If a Portfolio failed to meet those diversification rules, owners of Policies indirectly funded through the Portfolio would be taxed immediately on the accumulated investment earnings under their Policies and would lose any benefit of tax deferral. Accordingly, WISC monitors each Portfolio’s compliance with the applicable RIC qualification and Variable Account diversification rules.

You will find additional information in the SAI about Federal income tax considerations generally affecting the Portfolios.

Because the only shareholders of the Portfolios are the Variable Accounts, no further discussion is included here as to the Federal income tax consequences to the Portfolios’ shareholders. For information concerning the Federal tax consequences to Policyowners, see the applicable prospectus for your Policy. Prospective investors are urged to consult with their tax advisors.

Prospectus	51

This page left blank intentionally.

52	Prospectus

Ivy Funds Variable Insurance Portfolios

Financial Highlights

The following information is to help you understand the financial performance of each Portfolio’s shares for the fiscal periods shown. Certain information reflects financial results for a single Portfolio share. Total return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and other distributions. This information has been audited by Deloitte & Touche LLP, whose Report of Independent Registered Public Accounting Firm, along with each Portfolio’s financial statements and financial highlights for the fiscal period ended December 31, 2012, is included in the Trust’s Annual Report to Shareholders, which is available upon request.

Prospectus	53

IVY FUNDS VIP	FOR A SHARE OF CAPITAL STOCK

OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Asset Strategy
Year ended 12-31-2012	$9.11	$0.18	(3)	$1.55	$1.73	$(0.11)	$—	$(0.11)
Year ended 12-31-2011	9.91	0.06	(3)	(0.76)	(0.70)	(0.10)	—	(0.10)
Year ended 12-31-2010	9.23	0.09		0.69	0.78	(0.10)	—	(0.10)
Year ended 12-31-2009	8.27	0.08		1.82	1.90	(0.03)	(0.91)	(0.94)
Year ended 12-31-2008	12.32	0.10		(3.29)	(3.19)	(0.05)	(0.81)	(0.86)
Energy
Year ended 12-31-2012	5.81	(0.01	)(3)	0.09	0.08	—	—	—
Year ended 12-31-2011	6.39	(0.02	)(3)	(0.56)	(0.58)	—	—	—
Year ended 12-31-2010	5.26	(0.01)		1.16	1.15	(0.02)	—	(0.02)
Year ended 12-31-2009	3.74	0.02		1.50	1.52	—	—	—
Year ended 12-31-2008	6.97	(0.01)		(3.21)	(3.22)	— *	(0.01)	(0.01)
Global Natural Resources
Year ended 12-31-2012	5.29	(0.01	)(3)	0.07	0.06	—	(0.31)	(0.31)
Year ended 12-31-2011	6.73	(0.01	)(3)	(1.43)	(1.44)	—	—	—
Year ended 12-31-2010	5.75	(0.02)		1.00	0.98	—	—	—
Year ended 12-31-2009	3.31	(0.02)		2.46	2.44	—	—	—
Year ended 12-31-2008	10.08	0.01		(6.23)	(6.22)	(0.11)	(0.44)	(0.55)
Growth
Year ended 12-31-2012	10.19	0.05	(3)	1.20	1.25	(0.01)	(0.80)	(0.81)
Year ended 12-31-2011	10.38	0.01	(3)	0.22	0.23	(0.04)	(0.38)	(0.42)
Year ended 12-31-2010	9.28	0.04		1.12	1.16	(0.06)	—	(0.06)
Year ended 12-31-2009	7.55	0.06		1.93	1.99	(0.03)	(0.23)	(0.26)
Year ended 12-31-2008	12.02	0.03		(4.39)	(4.36)	—	(0.11)	(0.11)
Mid Cap Growth
Year ended 12-31-2012	8.37	(0.02	)(3)	1.07	1.05	—	(0.88)	(0.88)
Year ended 12-31-2011	8.69	(0.03	)(3)	0.01	(0.02)	— *	(0.30)	(0.30)
Year ended 12-31-2010	6.61	0.00		2.08	2.08	— *	—	— *
Year ended 12-31-2009	4.51	0.00		2.10	2.10	—	—	—
Year ended 12-31-2008	7.21	0.00		(2.61)	(2.61)	— *	(0.09)	(0.09)
Science and Technology
Year ended 12-31-2012	15.25	(0.12	)(3)	4.22	4.10	—	(1.25)	(1.25)
Year ended 12-31-2011	16.73	(0.13	)(3)	(0.75)	(0.88)	—	(0.60)	(0.60)
Year ended 12-31-2010	15.30	(0.08)		1.96	1.88	—	(0.45)	(0.45)
Year ended 12-31-2009	11.43	0.01		4.73	4.74	—	(0.87)	(0.87)
Year ended 12-31-2008	17.98	(0.03)		(6.08)	(6.11)	—	(0.44)	(0.44)

*	Not shown due to rounding.

(1)	Based on net asset value. Total returns for periods less than one year are not annualized.

(2)	Ratios excluding expense waivers are included only for periods in which the Portfolio had waived or reimbursed expenses.

(3)	Based on average weekly shares outstanding.

54	Prospectus

	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(2)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(2)	Portfolio Turnover Rate
Asset Strategy
Year ended 12-31-2012	$10.73	19.18%	$1,345	1.00%	1.83%	1.01%	1.82%	49%
Year ended 12-31-2011	9.11	-7.21	1,197	0.99	0.62	1.00	0.61	57
Year ended 12-31-2010	9.91	8.68	1,295	1.02	1.07	1.03	1.06	104
Year ended 12-31-2009	9.23	25.04	1,095	1.05	1.17	1.06	1.16	113
Year ended 12-31-2008	8.27	-25.79	678	1.04	1.02	1.05	1.01	190
Energy
Year ended 12-31-2012	5.89	1.38	67	1.25	-0.18	—	—	38
Year ended 12-31-2011	5.81	-9.08	62	1.24	-0.36	—	—	14
Year ended 12-31-2010	6.39	21.96	44	1.28	-0.25	—	—	27
Year ended 12-31-2009	5.26	40.48	31	1.01	0.35	1.33	0.03	15
Year ended 12-31-2008	3.74	-46.15	20	1.14	-0.15	1.31	-0.32	10
Global Natural Resources
Year ended 12-31-2012	5.04	1.89	180	1.36	-0.13	—	—	102
Year ended 12-31-2011	5.29	-21.45	184	1.37	-0.14	—	—	100
Year ended 12-31-2010	6.73	17.06	236	1.37	-0.31	—	—	117
Year ended 12-31-2009	5.75	73.64	192	1.45	-0.56	—	—	101
Year ended 12-31-2008	3.31	-61.46	69	1.43	-0.08	—	—	206
Growth
Year ended 12-31-2012	10.63	12.75	992	0.97	0.47	1.00	0.44	47
Year ended 12-31-2011	10.19	2.12	859	0.97	0.07	1.00	0.04	42
Year ended 12-31-2010	10.38	12.58	917	0.97	0.42	1.00	0.39	64
Year ended 12-31-2009	9.28	27.07	881	0.99	0.67	1.02	0.64	59
Year ended 12-31-2008	7.55	-36.27	757	0.97	0.29	1.00	0.26	53
Mid Cap Growth
Year ended 12-31-2012	8.54	13.56	264	1.12	-0.27	1.17	-0.32	35
Year ended 12-31-2011	8.37	-0.56	173	1.16	-0.32	1.18	-0.34	49
Year ended 12-31-2010	8.69	31.56	142	1.17	0.01	1.19	-0.01	44
Year ended 12-31-2009	6.61	46.66	92	1.21	0.03	1.23	0.01	33
Year ended 12-31-2008	4.51	-36.23	49	1.23	-0.06	1.24	-0.07	46
Science and Technology
Year ended 12-31-2012	18.10	27.83	334	1.15	-0.67	1.17	-0.69	44
Year ended 12-31-2011	15.25	-5.77	279	1.16	-0.77	1.18	-0.79	50
Year ended 12-31-2010	16.73	12.75	326	1.16	-0.48	1.18	-0.50	27
Year ended 12-31-2009	15.30	43.84	316	1.19	0.06	1.21	0.04	65
Year ended 12-31-2008	11.43	-33.89	226	1.16	-0.21	1.18	-0.23	62

Prospectus	55

Appendix A: Hypothetical Investment and Expense Information

The following charts provide additional hypothetical information about the effect of each Portfolio’s expenses, including investment advisory fees and other Portfolio costs, on the Portfolio’s assumed returns over a ten-year period.

Each chart shows the estimated cumulative expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of shares. Each chart also assumes that the Portfolio’s annual expense ratio stays the same throughout the ten-year period and that all dividends and other distributions are reinvested. The annual expense ratio used in each chart is the same as stated in the “Fees and Expenses” table of this Prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below. The charts do not reflect any fees and expenses imposed under the variable annuity contracts or variable life insurance policies through which the Portfolios are offered. If these fees and expenses were reflected, the hypothetical investment returns shown would be lower.

Ivy Funds VIP Asset Strategy

Annual expense ratio			1.01%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 103.01	$10,399.00
2	10,399.00	519.95	10,918.95	107.13	10,813.92
3	10,813.92	540.70	11,354.62	111.40	11,245.40
4	11,245.40	562.27	11,807.67	115.84	11,694.09
5	11,694.09	584.70	12,278.79	120.47	12,160.68
6	12,160.68	608.03	12,768.71	125.27	12,645.89
7	12,645.89	632.29	13,278.19	130.27	13,150.46
8	13,150.46	657.52	13,807.99	135.47	13,675.17
9	13,675.17	683.76	14,358.92	140.87	14,220.81
10	14,220.81	711.04	14,931.85	146.50	14,788.22
Cumulative Total				$1,236.24
Ivy Funds VIP Energy

Annual expense ratio			1.25%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 127.34	$10,375.00
2	10,375.00	518.75	10,893.75	132.12	10,764.06
3	10,764.06	538.20	11,302.27	137.07	11,167.71
4	11,167.71	558.39	11,726.10	142.21	11,586.50
5	11,586.50	579.33	12,165.83	147.55	12,021.00
6	12,021.00	601.05	12,622.05	153.08	12,471.79
7	12,471.79	623.59	13,095.37	158.82	12,939.48
8	12,939.48	646.97	13,586.45	164.78	13,424.71
9	13,424.71	671.24	14,095.94	170.96	13,928.13
10	13,928.13	696.41	14,624.54	177.37	14,450.44
Cumulative Total				$1,511.30

56	Prospectus

Ivy Funds VIP Global Natural Resources

Annual expense ratio			1.36%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 138.48	$10,364.00
2	10,364.00	518.20	10,882.20	143.52	10,741.25
3	10,741.25	537.06	11,278.31	148.74	11,132.23
4	11,132.23	556.61	11,688.84	154.15	11,537.44
5	11,537.44	576.87	12,114.32	159.76	11,957.41
6	11,957.41	597.87	12,555.28	165.58	12,392.66
7	12,392.66	619.63	13,012.29	171.61	12,843.75
8	12,843.75	642.19	13,485.94	177.85	13,311.26
9	13,311.26	665.56	13,976.83	184.33	13,795.79
10	13,795.79	689.79	14,485.58	191.04	14,297.96
Cumulative Total				$1,635.06

Ivy Funds VIP Growth

Annual expense ratio			1.00%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 102.00	$10,400.00
2	10,400.00	520.00	10,920.00	106.08	10,816.00
3	10,816.00	540.80	11,356.80	110.32	11,248.64
4	11,248.64	562.43	11,811.07	114.74	11,698.59
5	11,698.59	584.93	12,283.51	119.33	12,166.53
6	12,166.53	608.33	12,774.86	124.10	12,653.19
7	12,653.19	632.66	13,285.85	129.06	13,159.32
8	13,159.32	657.97	13,817.28	134.23	13,685.69
9	13,685.69	684.28	14,369.98	139.59	14,233.12
10	14,233.12	711.66	14,944.77	145.18	14,802.44
Cumulative Total				$1,224.62

Prospectus	57

Ivy Funds VIP Mid Cap Growth

Annual expense ratio			1.17%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 119.24	$10,383.00
2	10,383.00	519.15	10,902.15	123.81	10,780.67
3	10,780.67	539.03	11,319.70	128.55	11,193.57
4	11,193.57	559.68	11,753.25	133.47	11,622.28
5	11,622.28	581.11	12,203.40	138.58	12,067.42
6	12,067.42	603.37	12,670.79	143.89	12,529.60
7	12,529.60	626.48	13,156.08	149.40	13,009.48
8	13,009.48	650.47	13,659.96	155.13	13,507.74
9	13,507.74	675.39	14,183.13	161.07	14,025.09
10	14,025.09	701.25	14,726.35	167.24	14,562.25
Cumulative Total				$1,420.38

Ivy Funds VIP Science and Technology

Annual expense ratio			1.17%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 119.24	$10,383.00
2	10,383.00	519.15	10,902.15	123.81	10,780.67
3	10,780.67	539.03	11,319.70	128.55	11,193.57
4	11,193.57	559.68	11,753.25	133.47	11,622.28
5	11,622.28	581.11	12,203.40	138.58	12,067.42
6	12,067.42	603.37	12,670.79	143.89	12,529.60
7	12,529.60	626.48	13,156.08	149.40	13,009.48
8	13,009.48	650.47	13,659.96	155.13	13,507.74
9	13,507.74	675.39	14,183.13	161.07	14,025.09
10	14,025.09	701.25	14,726.35	167.24	14,562.25
Cumulative Total				$1,420.38

58	Prospectus

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

K&L Gates LLP

1601 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

1100 Walnut Street, Suite 3300

Kansas City, Missouri 64106

Investment Manager

Waddell & Reed Investment Management Company

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

888.WADDELL

Underwriter

Waddell & Reed, Inc.

6300 Lamar Avenue

P.O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

888.WADDELL

Transfer Agent

WI Services Company

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

888.WADDELL

Accounting Services Agent

WI Services Company

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

888.WADDELL

Our INTERNET address is:

http://www.waddell.com

Prospectus	59

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS

You can get more information about each Portfolio in the —

■

Statement of Additional Information (SAI), which contains detailed information about the Portfolio, particularly the investment policies and practices. You may not be aware of important information about a Portfolio unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

■

Annual and Semiannual Reports to Shareholders, which detail the Portfolio’s actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected a Portfolio’s performance during the year covered by the report.

To request a copy of the current SAI or copies of a Portfolio’s most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Trust or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports also may be requested via email at IMCompliance@waddell.com and are available, without charge, at www.waddell.com.

Information about the Portfolios (including each Portfolio’s current SAI and most recent Annual and Semiannual Reports) is available from the SEC’s web site at http://www.sec.gov and also may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC’s Public Reference Room, Room 1580, 100 F Street, N.E., Washington, D.C., 20549-1520. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202.551.8090.

WADDELL & REED, INC.

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

888.WADDELL

The Trust’s SEC file number is: 811-5017.

60	Prospectus

Prospectus

IVY FUNDS VARIABLE

INSURANCE PORTFOLIOS

APRIL 30, 2013

DOMESTIC EQUITY PORTFOLIOS	SPECIALTY PORTFOLIOS

Ivy Funds VIP Dividend Opportunities Ivy Funds VIP Mid Cap Growth Ivy Funds VIP Small Cap Growth FIXED INCOME PORTFOLIO Ivy Funds VIP High Income	Ivy Funds VIP Asset Strategy Ivy Funds VIP Energy Ivy Funds VIP Global Natural Resources Ivy Funds VIP Science and Technology

Ivy Funds Variable Insurance Portfolios (Trust) is a management investment company, commonly known as a mutual fund, that has twenty-six separate portfolios (each, a Portfolio, and collectively, the Portfolios), each with separate objectives and investment policies. This Prospectus offers eight Portfolios of the Trust.

This Prospectus contains concise information about the Portfolios of which you should be aware before applying for certain variable life insurance policies and variable annuity contracts (collectively, Policies) offered by certain select insurance companies (Participating Insurance Companies). This Prospectus should be read together with the prospectus for the particular Policy.

The Securities and Exchange Commission has not approved or disapproved these securities, or determined whether this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

PORTFOLIO SUMMARIES — DOMESTIC EQUITY PORTFOLIOS
3	Ivy Funds VIP Dividend Opportunities
7	Ivy Funds VIP Mid Cap Growth
10	Ivy Funds VIP Small Cap Growth

PORTFOLIO SUMMARY — FIXED INCOME PORTFOLIO
14	Ivy Funds VIP High Income

PORTFOLIO SUMMARIES — SPECIALTY PORTFOLIOS
18	Ivy Funds VIP Asset Strategy
24	Ivy Funds VIP Energy
28	Ivy Funds VIP Global Natural Resources
33	Ivy Funds VIP Science and Technology

37	More About the Portfolios
37	Additional Information about Principal Investment Strategies, Other Investments and Risks
45	Additional Investment Considerations
46	Defining Risks
54	The Management of the Portfolios
58	Buying and Selling Portfolio Shares
63	Distributions and Taxes
65	Financial Highlights
70	Appendix A: Hypothetical Investment and Expense Information

2	Prospectus

Ivy Funds VIP Dividend Opportunities

Objective

To seek to provide total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management Fees	0.70%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	1.01%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$103	$322	$558	$1,236

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies

Ivy Funds VIP Dividend Opportunities seeks to achieve its objective by investing primarily in large cap companies that are often market leaders in their industry, with established operating records that Waddell & Reed Investment Management Company (WRIMCO), the Portfolio’s investment manager, believes are high-quality companies that may accelerate or grow their dividend payout ratio and that also demonstrate favorable prospects for total return. Under normal circumstances, the Portfolio invests at least 80% of its net assets in dividend-paying equity securities. For this purpose, such securities consist primarily of dividend-paying common stocks. Although the Portfolio invests primarily in securities issued by large cap companies (typically, companies with capitalizations of at least $10 billion at the time of acquisition), it may invest in securities issued by companies of any size. The Portfolio typically holds a limited number of stocks (generally 50-65).

The Portfolio primarily focuses on companies that have one or more of the following characteristics: high dividend yields that are, in the opinion of WRIMCO, relatively safe; above-average dividend yield that WRIMCO expects will continue and/or grow; below-average dividend yield but that WRIMCO expects could grow over the next few years; and no dividend yield but WRIMCO expects the company to initiate payment of dividends. WRIMCO also considers other factors, which may include the company’s: established operating history; competitive dividend yields; growth and profitability opportunities; return on capital; history of improving sales and profits; status as a market leader in its industry; and stock price value.

Domestic Equity Portfolios	Prospectus	3

Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio will have an indirect exposure to foreign markets through investments in these companies.

Generally, in determining whether to sell a security, WRIMCO considers many factors, including: changes in economic or market factors in general or with respect to a particular industry, changes in the market trends or other factors affecting an individual security, and changes in the relative market performance or appreciation possibilities offered by individual securities. WRIMCO also may sell a security to reduce the Portfolio’s holding in that security, to take advantage of what it believes to be more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.

A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:

■

Company Risk. A company may perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company. In addition, there is no guarantee that the companies in which the Portfolio invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time. The amount of any dividend paid by the company may fluctuate significantly.

■

Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■

Holdings Risk. The Portfolio typically holds a limited number of stocks (generally 50-65). As a result, the appreciation or depreciation of any one security held by the Portfolio will have a greater impact on the Portfolio’s net asset value (NAV) than it would if the Portfolio invested in a larger number of securities.

■

Large Company Risk. Large capitalization companies may go in and out of favor based on market and economic conditions. Large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies.

■

Management Risk. Portfolio performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Portfolio’s holdings and the Portfolio may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Portfolio’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Portfolio. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Portfolio.

■

Sector Risk. At times, the Portfolio may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

4	Prospectus	Domestic Equity Portfolios

Performance

The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for the Portfolio. The table shows the average annual total returns for the Portfolio and also compares the performance with those of a broad-based securities market index and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.

Effective July 31, 2008, the Portfolio changed its investment objective from seeking to provide income and long-term capital growth to seeking to provide total return.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call 888.WADDELL for the Portfolio’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 14.04% (the fourth quarter of 2011) and the lowest quarterly return was -21.43% (the fourth quarter of 2008).

Average Annual Total Returns

as of December 31, 2012	1 Year	5 Years	Life of Portfolio
Shares of Ivy Funds VIP Dividend Opportunities (began on 12-30-2003)	13.18%	-1.06%	5.32%
Russell 1000 Index (reflects no deduction for fees, expenses or taxes) (Index comparison begins on December 31, 2003.)	16.42%	1.92%	5.29%
Lipper Variable Annuity Equity Income Funds Universe Average (net of fees and expenses) (Index comparison begins on December 31, 2003.)	14.99%	0.78%	5.05%

Investment Adviser

The Portfolio is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Manager

David P. Ginther, Senior Vice President of WRIMCO, has managed the Portfolio since December 2003.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies to fund benefits payable under the Policies.

The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after the order is received in proper form on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Domestic Equity Portfolios	Prospectus	5

Tax Information

Because the Portfolio currently only sells its shares to separate accounts of Participating Insurance Companies, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.

Payments to Broker-Dealers and other Financial Intermediaries

The Portfolio and its related companies may make payments to a Participating Insurance Company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the Participating Insurance Company or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a Participating Insurance Company to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

6	Prospectus	Domestic Equity Portfolios

Ivy Funds VIP Mid Cap Growth

Objective

To seek to provide growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	1.17%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$119	$372	$644	$1,420

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategies

Ivy Funds VIP Mid Cap Growth seeks to achieve its objective by investing primarily in common stocks of mid cap companies that Waddell & Reed Investment Management Company (WRIMCO), the Portfolio’s investment manager, believes offer above-average growth potential. Under normal circumstances, the Portfolio invests at least 80% of its net assets in the securities of mid cap companies, which typically are companies with market capitalizations within the range of companies in the Russell Midcap Growth Index at the time of acquisition. As of March 31, 2013, this range of market capitalizations was between approximately $321.8 million and $28.9 billion.

In selecting securities for the Portfolio, WRIMCO primarily emphasizes a bottom-up approach and may look at a number of factors in its consideration of a company, such as: new or innovative products or services; adaptive or creative management; strong financial and operational capabilities to sustain multi-year growth; stable and consistent revenue, earnings, and cash flow; strong balance sheet; market potential; and profit potential.

Generally, in determining whether to sell a security, WRIMCO considers many factors, including excessive valuation given company growth prospects, deterioration of fundamentals, weak cash flow to support shareholder returns, and unexpected and

Domestic Equity Portfolios	Prospectus	7

poorly explained management changes. WRIMCO also may sell a security to reduce the Portfolio’s holding in that security, to take advantage of what it believes to be more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.

A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:

■	Company Risk. A company may perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■

Management Risk. Portfolio performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Portfolio’s holdings and the Portfolio may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Portfolio’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the net asset values (NAVs) of many mutual funds, including to some extent the Portfolio. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Portfolio.

■

Mid Size Company Risk. Securities of mid capitalization companies may be more vulnerable to adverse developments than those of large companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid capitalization companies may be more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns.

Performance

The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for the Portfolio. The table shows the average annual total returns for the Portfolio and also compares the performance with those of a broad-based securities market index and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Prior to April 30, 2012, the Portfolio’s investment objective was to seek to provide growth of your investment. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide growth of capital.

8	Prospectus	Domestic Equity Portfolios

The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call 888.WADDELL for the Portfolio’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 20.43% (the second quarter of 2009) and the lowest quarterly return was -22.11% (the fourth quarter of 2008).

Average Annual Total Returns

as of December 31, 2012	1 Year	5 Years	Life of Portfolio
Shares of Ivy Funds VIP Mid Cap Growth (began on 04-28-2005)	13.56%	6.80%	9.87%
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes) (Index comparison begins on April 30, 2005.)	15.81%	3.23%	7.30%
Lipper Variable Annuity Mid-Cap Growth Funds Universe Average (net of fees and expenses) (Index comparison begins on April 30, 2005.)	14.20%	1.96%	6.92%

Investment Adviser

The Portfolio is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Manager

Kimberly A. Scott, Senior Vice President of WRIMCO, has managed the Portfolio since April 2005.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies to fund benefits payable under the Policies.

The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after the order is received in proper form on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Tax Information

Because the Portfolio currently only sells its shares to separate accounts of Participating Insurance Companies, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.

Payments to Broker-Dealers and other Financial Intermediaries

The Portfolio and its related companies may make payments to a Participating Insurance Company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the Participating Insurance Company or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a Participating Insurance Company to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

Domestic Equity Portfolios	Prospectus	9

Ivy Funds VIP Small Cap Growth

Objective

To seek to provide growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	1.16%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$118	$368	$638	$1,409

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 85% of the average value of its portfolio.

Principal Investment Strategies

Ivy Funds VIP Small Cap Growth seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in common stocks of small cap companies. Small cap companies typically are companies with market capitalizations below $3.5 billion at the time of acquisition. The Portfolio emphasizes relatively new or unseasoned companies in their early stages of development, or smaller companies positioned in new or emerging industries where Waddell & Reed Investment Management Company (WRIMCO), the Portfolio’s investment manager, believes there is opportunity for higher growth than in established companies or industries. The Portfolio’s investments in equity securities may include common stocks that are offered in initial public offerings (IPOs).

In selecting securities for the Portfolio, WRIMCO utilizes a bottom-up stock picking process that focuses on companies it believes have sustainable long-term growth potential with superior financial characteristics and, therefore, are believed by WRIMCO to be of a higher quality than many other small cap companies. WRIMCO may look at a number of factors regarding a company, such as: management that is aggressive, creative, strong and/or dedicated, technological or specialized expertise, new or unique products or services, entry into new or emerging industries, growth in earnings/growth in revenue and sales/positive cash flows, ROIC (return

10	Prospectus	Domestic Equity Portfolios

on invested capital), market share, barriers to entry, operating margins, rising returns on investment, and security size and liquidity. The Portfolio typically holds a limited number of stocks (generally 60 to 70).

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a security if it believes that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry of the company. WRIMCO also may sell a security to reduce the Portfolio’s holding in that security, to take advantage of what it believes to be more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.

A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:

■	Company Risk. A company may perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■

Holdings Risk. The Portfolio typically holds a limited number of stocks (generally 60 to 70). As a result, the appreciation or depreciation of any one security held by the Portfolio will have a greater impact on the Portfolio’s net asset value (NAV) than it would if the Portfolio invested in a larger number of securities.

■

Initial Public Offering Risk. Investments in IPOs can have a significant positive impact on the Portfolio’s performance; however, any positive effect of investments in IPOs may not be sustainable because of a number of factors. Namely, the Portfolio may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the Portfolio may not be able to buy the shares at the commencement of the offering, and the general availability and performance of IPOs are dependent on market psychology and economic conditions. To the extent that IPOs have a significant impact on the Portfolio’s performance, this may not be able to be replicated in the future. The relative performance impact of IPOs is also likely to decline as the Portfolio grows.

■

Liquidity Risk. Generally, a security is liquid if the Portfolio is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Portfolio may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price.

■

Management Risk. Portfolio performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Portfolio’s holdings and the Portfolio may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Portfolio’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Portfolio. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Portfolio.

■

Small Company Risk. Securities of small capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations and such securities may be more affected than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.

Domestic Equity Portfolios	Prospectus	11

Performance

The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for the Portfolio. The table shows the average annual total returns for the Portfolio and also compares the performance with those of a broad-based securities market index and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call 888.WADDELL for the Portfolio’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 24.14% (the second quarter of 2009) and the lowest quarterly return was -28.33% (the third quarter of 2011).

Average Annual Total Returns

as of December 31, 2012	1 Year	5 Years	10 Years
Shares of Ivy Funds VIP Small Cap Growth	5.17%	-0.15%	7.56%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	14.59%	3.49%	9.80%
Lipper Variable Annuity Small-Cap Growth Funds Universe Average (net of fees and expenses)	14.09%	2.75%	8.98%

Investment Adviser

The Portfolio is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Manager

Kenneth G. McQuade, Vice President of WRIMCO, has managed the Portfolio since March 2006.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies to fund benefits payable under the Policies.

The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after the order is received in proper form on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Tax Information

Because the Portfolio currently only sells its shares to separate accounts of Participating Insurance Companies, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.

12	Prospectus	Domestic Equity Portfolios

Payments to Broker-Dealers and other Financial Intermediaries

The Portfolio and its related companies may make payments to a Participating Insurance Company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the Participating Insurance Company or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a Participating Insurance Company to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

Domestic Equity Portfolios	Prospectus	13

Ivy Funds VIP High Income

Objective

To seek to provide total return through a combination of high current income and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management Fees	0.63%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	0.94%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$96	$300	$520	$1,155

Portfolio Turnover

The Portfolio bears transaction costs, such as spreads between bid and asked prices, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 91% of the average value of its portfolio.

Principal Investment Strategies

Ivy Funds VIP High Income seeks to achieve its objective by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, including secured and unsecured loan assignments, loan participations and other loan instruments (loans), of U.S. and foreign issuers, the risks of which are, in the judgment of Waddell & Reed Investment Management Company (WRIMCO), the Portfolio’s investment manager, consistent with the Portfolio’s objective. The Portfolio may invest in fixed-income securities of any maturity and in companies of any size. The Portfolio invests primarily in lower-quality debt securities, which include debt securities rated BBB+ or lower by Standard and Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by WRIMCO to be of comparable quality. The Portfolio may invest an unlimited amount of its total assets in non-investment grade debt securities, commonly called junk bonds, which include debt securities rated BB+ or lower by S&P or comparably rated by another NRSRO or, if unrated, determined by WRIMCO to be of comparable quality.

Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio will have an indirect exposure to foreign markets through investments in these companies.

14	Prospectus	Fixed Income Portfolio

The Portfolio may invest significantly in restricted securities that have not been registered for sale under the Securities Act of 1933 that are determined to be liquid in accordance with procedures adopted by the Trust’s Board of Trustees. The Portfolio may also invest in private placement securities.

WRIMCO may look at a number of factors in selecting securities for the Portfolio, including the economic environment, interest rate trends and industry fundamentals as well as analysis of the company’s fundamentals, including: financial strength, growth of operating cash flows, strength of management, borrowing requirements, improving debt to cash ratios, potential to improve credit standing, and a strong, defensible market position.

After its preliminary determination to invest in securities issued by a company, WRIMCO attempts to optimize the Portfolio’s risk/reward by investing in the debt portion of the company’s capital structure that WRIMCO believes to be most attractive, which may include secured and unsecured loans or floating rate notes, unsecured high-yield bonds, and/or convertible securities trading well below their conversion values.

Generally, in determining whether to sell a debt security, WRIMCO uses the same type of analysis that it uses in buying debt securities. For example, WRIMCO may sell a holding if, in WRIMCO’s opinion, the issuer’s financial strength declines, or is anticipated to decline, to an unacceptable level, or if management of the company weakens. WRIMCO may sell a security if the competitive conditions of a particular industry have increased, and it believes the Portfolio should, therefore, reduce its exposure to such industry. WRIMCO also may sell a security if, in WRIMCO’s opinion, the price of the security has risen to reflect the company’s improved creditworthiness and other investments with greater potential exist. WRIMCO may sell a security to reduce the Portfolio’s holding in that security, to take advantage of what it believes to be more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.

A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:

■	Company Risk. A company may perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

■	Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation.

■

Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

■

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal and political considerations that may not be associated with the U.S. markets and that could affect the Portfolio’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse foreign tax consequences; different and/or less stringent financial reporting standards; custody; and settlement delays. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. .

■

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Portfolio’s securities, especially securities with longer maturities. A decline in interest rates may cause the Portfolio to experience a decline in its income.

■

Liquidity Risk. Generally, a security is liquid if the Portfolio is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Portfolio may not be able to dispose of illiquid securities at a favorable time or price.

Fixed Income Portfolio	Prospectus	15

■

Loan Risk. In addition to the risks typically associated with fixed-income securities, loans carry other risks, including the risk of insolvency of the lending bank or other intermediary. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and sometimes trade infrequently on the secondary market.

■

Low-Rated Securities Risk. In general, low-rated debt securities (commonly referred to as “high yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken the Portfolio’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

■

Management Risk. Portfolio performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Portfolio’s holdings and the Portfolio may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Portfolio’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the net asset values (NAVs) of many mutual funds, including to some extent the Portfolio. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Portfolio.

■

Private Placements and Other Restricted Securities Risk. Restricted securities, which include private placements, are securities that are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. The Portfolio could find it difficult to sell privately placed securities and other restricted securities when WRIMCO believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid or less than the fair market value. At times, it also may be difficult to determine the fair value of such securities for purposes of computing the NAV of the Portfolio.

■

Reinvestment Risk. A decline in interest rates may cause issuers to prepay higher-yielding debt securities held by the Portfolio, resulting in the Portfolio reinvesting in securities with lower yields, which may cause a decline in its income.

Performance

The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for the Portfolio. The table shows the average annual total returns for the Portfolio and also compares the performance with those of a broad-based securities market index and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Prior to April 30, 2012, the Portfolio’s investment objective was to seek, as its primary objective, a high level of current income and, as a secondary objective, to seek capital growth when consistent with its primary objective. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide total return through a combination of high current income and capital appreciation.

16	Prospectus	Fixed Income Portfolio

The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call 888.WADDELL for the Portfolio’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 16.61% (the second quarter of 2009) and the lowest quarterly return was -16.50% (the fourth quarter of 2008).

Average Annual Total Returns

as of December 31, 2012	1 Year	5 Years	10 Years
Shares of Ivy Funds VIP High Income	18.64%	10.43%	9.75%
BofA Merrill Lynch US High Yield Index (reflects no deduction for fees, expenses or taxes)	15.58%	10.01%	10.39%
Lipper Variable Annuity High Yield Funds Universe Average (net of fees and expenses)	14.09%	7.89%	8.97%

Investment Adviser

The Portfolio is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Manager

William M. Nelson, Senior Vice President of WRIMCO, has managed the Portfolio since January 1999.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies to fund benefits payable under the Policies.

The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after the order is received in proper form on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Tax Information

Because the Portfolio currently only sells its shares to separate accounts of Participating Insurance Companies, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.

Payments to Broker-Dealers and other Financial Intermediaries

The Portfolio and its related companies may make payments to a Participating Insurance Company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the Participating Insurance Company or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a Participating Insurance Company to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

Fixed Income Portfolio	Prospectus	17

Ivy Funds VIP Asset Strategy

Objective

To seek to provide total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management Fees	0.69%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	1.01%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$103	$322	$558	$1,236

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategies

Ivy Funds VIP Asset Strategy seeks to achieve its objective by allocating its assets primarily among stocks, bonds and short-term instruments of issuers in markets around the globe, as well as investments in derivative instruments, precious metals and investments with exposure to various foreign currencies. The Portfolio may invest its assets in any market that Waddell & Reed Investment Management Company (WRIMCO), the Portfolio’s investment manager, believes can offer a high probability of return or, alternatively, can provide a high degree of relative safety in uncertain times. Dependent on its outlook for the U.S. and global economies, WRIMCO identifies growth themes and then focuses its strategy on allocating the Portfolio’s assets among stocks, bonds, cash, precious metals, currency and derivative instruments, including derivatives traded over-the-counter or on exchanges. After determining these allocations, WRIMCO seeks attractive opportunities within each market by focusing generally on issuers in countries, sectors and companies with strong cash flow streams and low balance sheet leverage. The Portfolio may, however, also invest in issuers with higher balance sheet leverage if WRIMCO believes that the Portfolio will be appropriately compensated for the increased risk.

18	Prospectus	Specialty Portfolios

■

“Stocks” include equity securities of all types, although WRIMCO typically emphasizes growth potential in selecting stocks by focusing on what it believes are steady-growth companies that fit WRIMCO’s criteria for sustainable competitive advantage and that WRIMCO believes are positioned to benefit from continued global rebalancing and the globally emerging middle class. Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy. The Portfolio may invest in securities issued by companies of any size, but primarily focuses on securities issued by large capitalization companies.

■

“Bonds” include all varieties of fixed-income instruments, such as corporate debt securities or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (U.S. government securities), with remaining maturities of more than one year. This investment type may include a significant amount, up to 35% of the Portfolio’s total assets, of high-yield/high-risk bonds, or junk bonds, which include bonds rated BB+ or below by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by WRIMCO to be of comparable quality.

■	“Short-term instruments” include all types of short-term securities with remaining maturities of one year or less, including higher-quality money market instruments.

Within each of these investment types, the Portfolio may invest in U.S. and foreign securities; the Portfolio may invest up to 100% of its total assets in foreign securities, including issuers located in and/or generating revenue from emerging markets. Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio will have an indirect exposure to foreign markets through investments in these companies. The Portfolio also may invest in private placements and other restricted securities.

WRIMCO may allocate the Portfolio’s investments among these different types of securities in different proportions at different times, including up to 100% in stocks, bonds, or short-term instruments, respectively. WRIMCO may exercise a flexible strategy in the selection of securities, and the Portfolio is not required to allocate its investments among stocks and bonds in any fixed proportion, nor is it limited by investment style or by the issuer’s location, size, market capitalization or industry sector. The Portfolio may have none, some or all of its assets invested in each asset class in relative proportions that change over time based upon market and economic conditions. Subject to diversification limits, the Fund also may invest up to 25% of its total assets in precious metals.

The Portfolio may gain exposure to commodities, including precious metals, derivatives and commodity-linked instruments by investing in a subsidiary organized in the Cayman Islands (the “Subsidiary”). The Subsidiary is wholly owned and controlled by the Portfolio. Should the Portfolio invest in the Subsidiary, it would be expected to provide the Portfolio with exposure to investment returns from commodities, derivatives and commodity-linked instruments within the limits of the federal tax requirements applicable to investment companies, such as the Portfolio. The Subsidiary is subject to the same general investment policies and restrictions as the Portfolio, except that unlike the Portfolio, the Subsidiary is able to invest without limitation in commodities, derivatives and commodity-linked instruments and, to the extent the Subsidiary invests in derivative instruments, may use leveraged investment techniques.

Generally, in determining whether to sell a security, WRIMCO considers many factors, which may include a deterioration in a company’s fundamentals caused by global-specific factors such as geo-political landscape changes, regulatory or currency changes, or increased competition, as well as company-specific factors, such as reduced pricing power, diminished market opportunity, or increased competition. WRIMCO also may sell a security if the price of the security reaches what WRIMCO believes is fair value, to reduce the Portfolio’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

WRIMCO may, when consistent with the Portfolio’s investment objective, seek to manage exposure to certain securities, companies, sectors, markets, foreign currencies and/or precious metals and seek to hedge certain event risks on positions held by the Portfolio. In an effort to manage exposure to companies, sectors or equity markets, WRIMCO may utilize various instruments including, but not limited to, the following: futures contracts, both long and short positions on foreign and U.S. equity indices; total return swaps; credit default swaps; and options contracts, both written and purchased, on foreign and U.S. equity indices and/or on individual equity securities. In seeking to manage foreign currency exposure, WRIMCO may utilize forward contracts and option contracts, both written and purchased, either to increase or decrease exposure to a given currency. In seeking to manage the Portfolio’s exposure to precious metals, WRIMCO may utilize futures contracts, both long and short positions as well as options contracts, both written and purchased, on precious metals.

Specialty Portfolios	Prospectus	19

WRIMCO may reduce the Portfolio’s net equity exposure by selling, among other instruments, combined futures and option positions, and may effect short sales of individual securities and/or exchange-traded funds (ETFs) or take long positions in inverse ETFs.

Principal Investment Risks

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.

A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:

■

Commodities Risk. Commodity trading, including trading in precious metals, is generally considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of the Portfolio’s investments in commodities are cyclical economic conditions, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. Also, the Portfolio may pay more to store and accurately value its commodity holdings than it does with its other portfolio investments. Moreover, under the Federal tax law, the Portfolio may not derive more than 10% of its annual gross income from gains resulting from selling commodities (and other non-qualifying income). Accordingly, the Portfolio may be required to hold its commodities or sell them at a loss, or to sell portfolio securities at a gain, when for investment reasons it would not otherwise do so.

■	Company Risk. A company may perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

■	Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation.

■

Derivatives Risk. The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Portfolio’s net asset value (NAV) and the risk that fluctuations in the value of the derivatives may not correlate with securities markets or the underlying asset upon which the derivative’s value is based. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of WRIMCO as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. Derivatives also may be subject to counterparty risk, which includes the risk that a loss may be sustained by the Portfolio as a result of the insolvency or bankruptcy of, or other non-compliance by, another party to the transaction.

■

Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries.

■

Foreign Currency Risk. Foreign securities may be denominated in foreign currencies. The value of the Portfolio’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

■

Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

■

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal, and political considerations that may not be associated with the U.S. markets and that could affect the Portfolio’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse foreign tax consequences; different and/or less stringent financial reporting standards; custody; and settlement delays. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate.

20	Prospectus	Specialty Portfolios

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Portfolio’s securities, especially bonds with longer maturities. A decline in interest rates may cause the Portfolio to experience a decline in its income.

■

Investment Company Securities Risk. Investment in other investment companies typically reflects the risks of the types of securities in which the investment companies invest. Investments in exchange-traded funds (ETFs) and closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their NAV per share. When the Portfolio invests in another investment company, shareholders of the Portfolio bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Portfolio’s fees and expenses, which could result in duplication of certain fees.

■

Large Company Risk. Large capitalization companies may go in and out of favor based on market and economic conditions. Large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies.

■

Liquidity Risk. Generally, a security is liquid if the Portfolio is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Portfolio may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price.

■

Low-Rated Securities Risk. In general, low-rated debt securities (commonly referred to as “high yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these bonds are considered speculative and could significantly weaken the Portfolio’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

■

Management Risk. Portfolio performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Portfolio’s holdings and the Portfolio may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Portfolio’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Portfolio. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Portfolio.

■

Private Placements and Other Restricted Securities Risk. Restricted securities, which include private placements, are securities that are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. The Portfolio could find it difficult to sell privately placed securities and other restricted securities when WRIMCO believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid or less than the fair market value. At times, it also may be difficult to determine the fair value of such securities for purposes of computing the NAV of the Portfolio.

■

Subsidiary Investment Risk. By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the 1940 Act), and is not subject to all of the investor protections of the 1940 Act. Thus, the Portfolio, as an investor in the Subsidiary, would not have all of the protections offered to investors in registered investment companies. However, because the Portfolio wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are managed by WRIMCO, it is unlikely that the

Specialty Portfolios	Prospectus	21

Subsidiary would take action contrary to the interests of the Portfolio or the Portfolio’s shareholders. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Portfolio and the Subsidiary are organized, respectively, could result in the inability of the Portfolio and/or the Subsidiary to operate as intended and could negatively affect the Portfolio and its shareholders. Although under the federal tax law, the Portfolio may not earn more than 10% of its annual gross income from gains resulting from selling commodities (and other non-qualifying income), the Portfolio has received an opinion of counsel, which is not binding on the Internal Revenue Service (IRS) or the courts, that income the Portfolio receives from the Subsidiary should constitute qualifying income.

Performance

The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for the Portfolio. The table shows the average annual total returns for the Portfolio and also compares the performance with those of various broad-based securities market indices and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Prior to April 30, 2012, the Portfolio’s investment objective was to seek high total return over the long term. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide total return.

The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call 888.WADDELL for the Portfolio’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 15.83% (the third quarter of 2005) and the lowest quarterly return was -18.90% (the third quarter of 2011).

Average Annual Total Returns

as of December 31, 2012	1 Year	5 Years	10 Years
Shares of Ivy Funds VIP Asset Strategy	19.18%	2.20%	11.73%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	7.10%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.22%	5.95%	5.18%
Barclays U.S. Treasury Bills: 1-3 Month Index (reflects no deduction for fees, expenses or taxes)	0.08%	0.44%	1.69%
Lipper Variable Annuity Global Flexible Portfolio Funds Universe Average (net of fees and expenses)	10.65%	1.63%	8.72%

Investment Adviser

The Portfolio is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Managers

Michael L. Avery, Executive Vice President of WRIMCO, has managed the Portfolio since January 1997, and Ryan F. Caldwell, Senior Vice President of WRIMCO, has managed the Portfolio since January 2007.

22	Prospectus	Specialty Portfolios

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies to fund benefits payable under the Policies.

The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after the order is received in proper form on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Tax Information

Because the Portfolio currently only sells its shares to separate accounts of Participating Insurance Companies, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.

Payments to Broker-Dealers and other Financial Intermediaries

The Portfolio and its related companies may make payments to a Participating Insurance Company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the Participating Insurance Company or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a Participating Insurance Company to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

Specialty Portfolios	Prospectus	23

Ivy Funds VIP Energy

Objective

To seek to provide capital growth and appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.15%
Total Annual Portfolio Operating Expenses	1.25%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$127	$397	$686	$1,511

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategies

Ivy Funds VIP Energy seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in securities of companies within the energy sector, which includes all aspects of the energy industry, such as exploration, discovery, production, distribution or infrastructure of energy and/or alternative energy sources. These companies may include, but are not limited to, oil companies, oil and gas exploration companies, natural gas pipeline companies, refinery companies, energy conservation companies, coal, transporters, utilities, alternative energy companies and innovative energy technology companies. The Portfolio also may invest in companies that are not within the energy sector that are engaged in the development of products and services to enhance energy efficiency for the users of those products and services. The Portfolio invests in a blend of value and growth companies domiciled throughout the world, including, potentially, companies domiciled or traded in emerging markets. The Portfolio may invest up to 100% of its total assets in foreign securities. The Portfolio typically holds a limited number of stocks (generally 50-65).

After conducting a top-down market analysis of the energy industry and then identifying trends and sectors, Waddell & Reed Investment Management Company (WRIMCO), the Portfolio’s investment manager, uses a research-oriented, bottom-up investment approach when selecting securities for the Portfolio, focusing on company fundamentals and growth prospects.

24	Prospectus	Specialty Portfolios

In general, the Portfolio emphasizes companies that WRIMCO believes are strongly managed and can generate above average, capital growth and appreciation.

Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio will have an indirect exposure to foreign markets through investments in these companies.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities to determine whether the security has ceased to offer significant growth potential, has become undervalued and/or whether the prospects of the issuer have deteriorated. WRIMCO may also sell a security to reduce the Portfolio’s holding in that security, to take advantage of what it believes to be more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.

A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:

■	Company Risk. A company may perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

■

Concentration Risk. Because the Portfolio invests more than 25% of its total assets in the energy related industry, the Portfolio’s performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in this industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. In addition, the Portfolio’s performance may be more volatile than an investment in a portfolio of broad market securities and may underperform the market as a whole, due to the relatively limited number of issuers of energy-related securities.

■

Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries.

■

Energy Industry Risk. Investment risks associated with investing in energy securities, in addition to other risks, include price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed in complying with environmental safety regulations, demand of energy fuels, energy conservation, the success of exploration projects, and tax and other governmental regulations.

■

Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

■

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal, and political considerations that may not be associated with the U.S. markets and that could affect the Portfolio’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse foreign tax consequences; different and/or less stringent financial reporting standards; custody; and settlement delays. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■

Holdings Risk. The Portfolio typically holds a limited number of stocks (generally 50-65). As a result, the appreciation or depreciation of any one security held by the Portfolio will have a greater impact on the Portfolio’s net asset value (NAV) than it would if the Portfolio invested in a larger number of securities.

■

Management Risk. Portfolio performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Portfolio’s holdings and the Portfolio may not perform as well as other similar mutual funds.

Specialty Portfolios	Prospectus	25

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Portfolio’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Portfolio. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Portfolio.

■

Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of WRIMCO, undervalued. The value of a security believed by WRIMCO to be undervalued may never reach what is believed to be its full value, or such security’s value may decrease.

Performance

The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for the Portfolio. The table shows the average annual total returns for the Portfolio and also compares the performance with those of a broad-based securities market index and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Prior to April 30, 2012, the Portfolio’s investment objective was to provide long-term capital appreciation. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide capital growth and appreciation.

The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call 888.WADDELL for the Portfolio’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 23.73% (the second quarter of 2008) and the lowest quarterly return was -33.43% (the third quarter of 2008).

Average Annual Total Returns

as of December 31, 2012	1 Year	5 Years	Life of Portfolio
Shares of Ivy Funds VIP Energy (began on 05-01-2006)	1.38%	-3.19%	2.76%
S&P 1500 Energy Sector Index (reflects no deduction for fees, expenses or taxes) (Index comparison begins on April 30, 2006.)	4.34%	-0.34%	5.26%
Lipper Variable Annuity Natural Resources Funds Universe Average (net of fees and expenses) (Index comparison begins on April 30, 2006.)	2.61%	-3.24%	1.92%

Investment Adviser

The Portfolio is managed by Waddell & Reed Investment Management Company (WRIMCO).

26	Prospectus	Specialty Portfolios

Portfolio Manager

David P. Ginther, Senior Vice President of WRIMCO, has managed the Portfolio since May 2006.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies to fund benefits payable under the Policies.

The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after the order is received in proper form on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Tax Information

Because the Portfolio currently only sells its shares to separate accounts of Participating Insurance Companies, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.

Payments to Broker-Dealers and other Financial Intermediaries

The Portfolio and its related companies may make payments to a Participating Insurance Company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the Participating Insurance Company or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a Participating Insurance Company to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

Specialty Portfolios	Prospectus	27

Ivy Funds VIP Global Natural Resources

Objective

To seek to provide capital growth and appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management Fees	1.00%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.11%
Total Annual Portfolio Operating Expenses	1.36%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$138	$431	$745	$1,635

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 102% of the average value of its portfolio.

Principal Investment Strategies

Ivy Funds VIP Global Natural Resources seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of companies throughout the world that own, explore or develop natural resources and other basic commodities or supply goods and services to such companies.

For these purposes, “natural resources” generally includes, but is not limited to: energy (such as utilities, producers/developers, refiners, service/drilling), alternative energy (such as uranium, coal, hydrogen, wind, solar, fuel cells), industrial products (such as building materials, cement, packaging, chemicals, supporting transport and machinery), forest products (such as lumber, plywood, pulp, paper, newsprint, tissue), base metals (such as aluminum, copper, nickel, zinc, iron ore and steel), precious metals and minerals (such as gold, silver, platinum, diamonds), and agricultural products (grains and other foods, seeds, fertilizers, water).

The Portfolio’s investment subadviser, Mackenzie Financial Corporation (Mackenzie), uses an equity style that focuses on both growth and value, as well as utilizing both a top-down (the creation of macro-economic models to prepare an outlook for economic and market conditions) and a bottom-up (fundamental, company by company) approach. Mackenzie targets companies for investment that, in its opinion, have strong management and financial positions, adding balance with established low-cost, low-debt

28	Prospectus	Specialty Portfolios

producers or positions that are based on anticipated commodity price trends. The Portfolio seeks to be diversified internationally, and therefore, Mackenzie invests in foreign companies and U.S. companies that have principal operations in foreign jurisdictions. While Mackenzie seeks to anchor the Portfolio’s assets in the United States, international exposure may exceed 50% of the Portfolio’s total assets. Exposure to companies in any one particular foreign country other than Canada is typically less than 20% of the Portfolio’s total assets. The Portfolio also may have exposure to companies located in, and/or doing business in, emerging markets.

Under normal circumstances, the Portfolio invests at least 65% of its total assets in issuers of at least three countries, which may include the U.S. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio will have an indirect exposure to foreign markets through investments in these companies.

Generally, in determining to sell a security, Mackenzie considers various factors, including whether the holding has sufficiently exceeded its target price, whether a growth-oriented company has failed to deliver growth, and the effect of commodity price trends on certain holdings. Mackenzie may also sell a security to take advantage of what it believes to be more attractive investment opportunities, to reduce the Fund’s holding in that security, or to raise cash.

The Portfolio may use a range of derivative instruments in seeking to hedge market risk on equity securities, increase exposure to specific sectors or companies, and manage exposure to various foreign currencies and precious metals. In an effort to hedge market risk and increase exposure to equity markets, the Portfolio may utilize futures on equity indices and/or purchase option contracts on individual equity securities and exchange-traded funds (ETFs). In seeking to manage foreign currency exposure, the Portfolio may utilize forward contracts to either increase or decrease exposure to a given currency. In seeking to manage the Portfolio’s exposure to precious metals, the Portfolio may utilize futures contracts, both long and short positions, as well as options contracts, both written and purchased, on precious metals.

Principal Investment Risks

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.

A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:

■

Commodities Risk. Commodity trading is generally considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of the Portfolio’s investments in commodities are cyclical economic conditions, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. Also, the Portfolio may pay more to store and accurately value its commodity holdings than it does with its other portfolio investments. Moreover, under the Federal tax law, the Portfolio may not earn more than 10% of its annual gross income from gains resulting from selling commodities (and other non-qualifying income). Accordingly, the Portfolio may be required to hold its commodities or to sell them at a loss, or to sell portfolio securities at a gain, when for investment reasons it would not otherwise do so.

■	Company Risk. A company may perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

■

Derivatives Risk. The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Portfolio’s net asset value (NAV) and the risk that fluctuations in the value of the derivatives may not correlate with securities markets or the underlying asset upon which the derivative’s value is based. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of Mackenzie as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. Derivatives also may be subject to counterparty risk, which includes the risk that a loss may be sustained by the Portfolio as a result of the insolvency or bankruptcy of, or other non-compliance by, another party to the transaction.

■

Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

Specialty Portfolios	Prospectus	29

■

Foreign Currency Risk. Foreign securities may be denominated in foreign currencies. The value of the Portfolio’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

■

Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

■

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal, and political considerations that may not be associated with the U.S. markets and that could affect the Portfolio’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse foreign tax consequences; different and/or less stringent financial reporting standards; custody; and settlement delays. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate.

■

Global Natural Resources Industry Risk. Investment risks associated with investing in global natural resources securities, in addition to other risks, include price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed by natural resource companies in complying with environmental and safety regulations, changes in supply of, or demand for, various natural resources, changes in energy prices, the success of exploration projects, changes in commodity prices, and special risks associated with natural or man-made disasters.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■

Investment Company Securities Risk. The risks of investment in other investment companies typically reflect the risk of the types of securities in which the investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their NAV per share. When the Portfolio invests in another investment company, shareholders of the Portfolio bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Portfolio’s fees and expenses, which could result in duplication of certain fees.

■

Liquidity Risk. Generally, a security is liquid if the Portfolio is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Portfolio may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price.

■

Management Risk. Portfolio performance is primarily dependent on Mackenzie’s skill in evaluating and managing the Portfolio’s holdings and the Portfolio may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Portfolio’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Portfolio. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Portfolio.

■

Sector Risk. At times, the Portfolio may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

30	Prospectus	Specialty Portfolios

■

Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of Mackenzie, undervalued. The value of a security believed by Mackenzie to be undervalued may never reach what is believed to be its full value, or such security’s value may decrease.

Performance

The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for the Portfolio. The table shows the average annual total returns for the Portfolio and also compares the performance with those of two broad-based securities market indices and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.

Prior to April 30, 2012, the Portfolio’s investment objective was to seek to provide long-term growth and any income realized was incidental. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide capital growth and appreciation.

The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call 888.WADDELL for the Portfolio’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 31.63% (the second quarter of 2009) and the lowest quarterly return was -41.06% (the fourth quarter of 2008).

Average Annual Total Returns

as of December 31, 2012	1 Year	5 Years	Life of Portfolio
Shares of Ivy Funds VIP Global Natural Resources (began on 04-28-2005)	1.89%	-8.91%	4.70%
Morgan Stanley Commodity Related Index (reflects no deduction for fees, expenses or taxes) (Index comparison begins on April 30, 2005.)	-0.51%	-0.86%	10.16%
MSCI AC World IMI 55% Energy + 45% Materials Index (reflects no deduction for fees, expenses or taxes) (Index comparison begins on April 30, 2005.)	6.30%	-2.24%	8.63%
Lipper Variable Annuity Natural Resources Funds Universe Average (net of fees and expenses) (Index comparison begins on April 30, 2005.)	2.61%	-3.24%	8.44%

Investment Adviser

The Portfolio is managed by Waddell & Reed Investment Management Company (WRIMCO) and sub-advised by Mackenzie Financial Corporation (Mackenzie).

Portfolio Manager

Frederick Sturm, Senior Vice President of Mackenzie, has managed the Fund since April 2005.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies to fund benefits payable under the Policies.

Specialty Portfolios	Prospectus	31

The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after the order is received in proper form on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Tax Information

Because the Portfolio currently only sells its shares to separate accounts of Participating Insurance Companies, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.

Payments to Broker-Dealers and other Financial Intermediaries

The Portfolio and its related companies may make payments to a Participating Insurance Company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the Participating Insurance Company or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a Participating Insurance Company to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

32	Prospectus	Specialty Portfolios

Ivy Funds VIP Science and Technology

Objective

To seek to provide growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	1.17%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$119	$372	$644	$1,420

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies

Ivy Funds VIP Science and Technology seeks to achieve its objective by investing primarily in the equity securities of science and technology companies around the globe. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of science or technology companies. Such companies may include companies that, in the opinion of Waddell & Reed Investment Management Company (WRIMCO), the Portfolio’s investment manager, derive a competitive advantage by the application of scientific or technological developments or discoveries to grow their business or increase their competitive advantage. Science and technology companies are companies whose products, processes or services, in the opinion of WRIMCO, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological developments or discoveries. The Portfolio may also invest in companies that utilize science and/or technology as an agent of change to significantly enhance their business opportunities. The Portfolio may invest in securities issued by companies of any size, and may invest without limitation in foreign securities, including securities of issuers within emerging markets.

WRIMCO typically emphasizes growth potential in selecting stocks; that is, WRIMCO seeks companies in which earnings are likely to grow faster than the economy. WRIMCO aims to identify strong secular trends within industries and then applies a largely

Specialty Portfolios	Prospectus	33

bottom-up stock selection process by considering a number of factors in selecting securities for the Portfolio. These may include but are not limited to a company’s growth potential, earnings potential, quality of management, financial statements, industry position/market size potential and applicable economic and market conditions. The Portfolio typically holds a limited number of stocks (generally 45 to 65).

Many companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio will have an indirect exposure to additional foreign markets through investments in these companies.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer significant growth potential, has become overvalued and/or whether the company prospects of the issuer have deteriorated due to a change in management, change in strategy and/or a change in its financial characteristics. WRIMCO may also sell a security to reduce the Portfolio’s holding in that security, to take advantage of what it believes to be more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.

A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:

■	Company Risk. A company may perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

■

Concentration Risk. Because the Portfolio invests more than 25% of its total assets in the science and technology industry, the Portfolio’s performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in this industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. In addition, the Portfolio’s performance may be more volatile than an investment in a portfolio of broad market securities and may underperform the market as a whole, due to the relatively limited number of issuers of science and technology related securities.

■

Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries.

■

Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

■

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal, and political considerations that may not be associated with the U.S. markets and that could affect the Portfolio’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse foreign tax consequences; different and/or less stringent financial reporting standards; custody; and settlement delays. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■

Holdings Risk. The Portfolio typically holds a limited number of stocks (generally 45 to 65), and the Portfolio’s manager also tends to invest a significant portion of the Portfolio’s total assets in a limited number of stocks. As a result, the appreciation or depreciation of any one security held by the Portfolio will have a greater impact on the Portfolio’s net asset value (NAV) than it would if the Portfolio invested in a larger number of securities or if the Portfolio’s manager invested a greater portion of the Portfolio’s total assets in a larger number of stocks.

34	Prospectus	Specialty Portfolios

■

Large Company Risk. Large capitalization companies may go in and out of favor based on market and economic conditions. Large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, return on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies.

■

Liquidity Risk. Generally, a security is liquid if the Portfolio is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Portfolio may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price.

■

Management Risk. Portfolio performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Portfolio’s holdings and the Portfolio may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Portfolio’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Portfolio. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Portfolio.

■

Mid Size Company Risk. Securities of mid capitalization companies may be more vulnerable to adverse developments than those of large companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid capitalization companies may be more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns.

■

Science and Technology Industry Risk. Investment risks associated with investing in science and technology securities, in addition to other risks, include: operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants and obsolescence of existing technology.

■

Small Company Risk. Securities of small capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations and such securities may be more affected than other types of stocks by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.

Performance

The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for the Portfolio. The table shows the average annual total returns for the Portfolio and also compares the performance with those of a broad-based securities market index and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Prior to April 30, 2012, the Portfolio’s investment objective was to seek long-term capital growth. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide growth of capital.

Specialty Portfolios	Prospectus	35

The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call 888.WADDELL for the Portfolio’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 20.14% (the first quarter of 2012) and the lowest quarterly return was -18.81% (the fourth quarter of 2008).

Average Annual Total Returns

as of December 31, 2012	1 Year	5 Years	10 Years
Shares of Ivy Funds VIP Science and Technology	27.83%	5.25%	11.91%
S&P North American Technology Sector Index (reflects no deduction for fees, expenses or taxes)	15.23%	3.54%	9.40%
Lipper Variable Annuity Science & Technology Funds Universe Average (net of fees and expenses)	13.35%	2.08%	8.63%

Investment Adviser

The Portfolio is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Manager

Zachary H. Shafran, Senior Vice President of WRIMCO, has managed the Portfolio since February 2001.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies to fund benefits payable under the Policies.

The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after the order is received in proper form on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Tax Information

Because the Portfolio currently only sells its shares to separate accounts of Participating Insurance Companies, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.

Payments to Broker-Dealers and other Financial Intermediaries

The Portfolio and its related companies may make payments to a Participating Insurance Company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the Participating Insurance Company or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a Participating Insurance Company to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

36	Prospectus	Specialty Portfolios

More about the Portfolios

Additional Information about Principal Investment Strategies, Other Investments and Risks

Ivy Funds VIP Dividend Opportunities: The Portfolio seeks to achieve its objective to provide total return by investing primarily in dividend-paying common stocks that WRIMCO believes also demonstrate favorable prospects for total return. There is no guarantee, however, that the Portfolio will achieve its objective.

WRIMCO attempts to select securities by considering a company’s ability to sustain, and potentially increase, its dividend payments, thereby returning value to its shareholders. WRIMCO also seeks companies that it believes possess strong balance sheets and a strong dividend payout ratio, sustainable business models and earnings power, and high free cash flow yields.

The Portfolio’s emphasis on a steady return through investments in dividend-paying securities may temper its ability to achieve considerable appreciation in value of its holdings.

Although the Portfolio invests primarily in U.S. securities, it may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio will have an indirect exposure to foreign markets through investments in these companies.

While the Portfolio invests primarily in dividend-paying equity securities, it may also invest up to 20% of its net assets in debt securities in seeking to achieve its objective. To the extent the Portfolio invests in debt securities, the Portfolio intends to primarily invest in investment-grade debt securities, that is, bonds rated BBB- or higher by S&P or comparably rated by another NRSRO or, if unrated, determined by WRIMCO to be of comparable quality.

The Portfolio may invest in publicly traded partnerships (often referred to as master limited partnerships (MLPs)). An MLP is an investment that combines the tax benefits of a partnership with the liquidity of publicly traded securities. The MLPs in which the Portfolio may invest are primarily engaged in investing in oil and gas-related businesses, including energy processing and distribution. Investments in securities of an MLP involve risks that differ from investments in common stocks, including, among others, risks related to limited control and limited rights to vote on matters affecting the MLP, cash flow risks, dilution risks, and others. The Portfolio’s investments in MLPs will be limited by tax considerations. The Portfolio also may invest in securities issued by REITs.

At times, when WRIMCO believes that a temporary defensive position is desirable or to achieve income, the Portfolio may invest up to all of its assets in debt securities including short-term cash equivalent securities. By taking a temporary defensive position, however, the Portfolio may not achieve its objective.

Principal Risks. An investment in Ivy Funds VIP Dividend Opportunities is subject to various risks, including the following:

■ Company Risk ■ Foreign Exposure Risk ■ Growth Stock Risk ■ Holdings Risk	■ Large Company Risk ■ Management Risk ■ Market Risk ■ Sector Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Funds VIP Dividend Opportunities may be subject to other, non-principal risks, including the following:

■ Credit Risk ■ Foreign Securities Risk ■ Interest Rate Risk ■ Mid Size Company Risk	■ MLP Risk ■ REIT-Related Risk ■ Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.

Prospectus	37

Ivy Funds VIP Mid Cap Growth: The Portfolio seeks to achieve its objective to provide growth of capital by investing primarily in a diversified portfolio of U.S. and, to a lesser extent, foreign mid cap companies that WRIMCO believes offer above-average growth potential. The Portfolio primarily focuses on mid cap growth companies that WRIMCO believes have the potential to become large cap companies. Mid cap companies typically are companies with market capitalizations within the range of companies in the Russell Midcap Growth Index at the time of acquisition. As of March 31, 2013, this range of market capitalizations was between approximately $321.8 million and $28.9 billion. Securities of a company whose capitalization exceeds the mid cap range after purchase will not be sold solely because of the company’s increased capitalization. There is no guarantee, however, that the Portfolio will achieve its objective.

As noted, WRIMCO utilizes a primarily bottom-up approach in its selection of securities for the Portfolio and focuses on companies it believes have strong growth profiles, profitability, attractive valuations and sound capital structures. Other desired characteristics may include a leading market position, the active involvement of the founder or entrepreneur, management that is strong and demonstrates commitment to stakeholders, and a high gross margin and return on equity with low debt. WRIMCO also may consider a company’s dividend yield. Part of WRIMCO’s investment process includes a review of the macroeconomic environment, with a focus on factors such as interest rates, inflation, consumer confidence, and corporate spending.

The Portfolio’s holdings tend to be allocated across a spectrum of growth companies comprised of three major categories: greenfield growth (companies that possess innovative products or services that WRIMCO believes have the potential to turn into solid growth companies over the longer term); stable growth (companies that WRIMCO believes are well-managed, have durable business models and are producing moderate and reliable earnings growth but that are not the fastest growth companies in the marketplace); and unrecognized growth (companies, in WRIMCO’s view, whose future growth prospects are either distrusted or misunderstood, or whose growth has slowed from historical levels, but still have the potential to deliver or reassert growth).

The Portfolio may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks, such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have an indirect exposure to foreign markets through investments in these companies.

In addition to common stocks, the Portfolio may invest in convertible securities, preferred stocks and debt securities of any maturity and mostly of investment grade, that is, rated BBB- or higher by S&P or comparably rated by another NRSRO or, if unrated, determined by WRIMCO to be of comparable quality.

The Portfolio may utilize derivative instruments, including options, both written and purchased, on an index or on individual or baskets of equity securities, in seeking to gain exposure to certain sectors, to enhance income, and/or to hedge certain event risks on positions held by the Portfolio and to hedge market risk on equity securities. The Portfolio may also invest in exchange-traded funds (ETFs) as a means of gaining exposure to a particular segment of the market.

When WRIMCO believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in debt securities (including commercial paper, cash and cash equivalents, and short-term U.S. government securities), preferred stocks or both. As well, the Portfolio may choose to invest in companies whose sales and earnings growth are generally stable through a variety of economic conditions. By taking a temporary defensive position the Portfolio may not achieve its investment objective.

Principal Risks. An investment in Ivy Funds VIP Mid Cap Growth is subject to various risks, including the following:

■ Company Risk ■ Growth Stock Risk ■ Management Risk	■ Market Risk ■ Mid Size Company Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Funds VIP Mid Cap Growth may be subject to other, non-principal risks, including the following:

■ Derivatives Risk ■ Foreign Exposure Risk ■ Foreign Securities Risk	■ Investment Company Securities Risk ■ Large Company Risk ■ Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.

38	Prospectus

Ivy Funds VIP Small Cap Growth: The Portfolio seeks to achieve its objective to provide growth of capital by investing primarily in common stocks of small cap companies that are relatively new or unseasoned, companies in their early stages of development, or smaller companies positioned in new or emerging industries where WRIMCO believes there is an opportunity for higher growth than in established companies or industries. The emphasis on portfolio risk diversification is an important contributor to the ability to effectively manage risk, as a desired goal is to have a portfolio of securities that tend not to react in high correlation to one another under any economic or market condition. This emphasis is intended to result in a higher degree of diversification, reduced portfolio volatility, and a smoother more consistent pattern of portfolio returns over the long term. There is no guarantee, however, that the Portfolio will achieve its objective.

WRIMCO considers quality of management and superior financial characteristics (for example, return on assets, return on equity, operating margin) in its search for companies, thereby focusing on what it believes to be higher-quality companies. WRIMCO seeks companies that it believes exhibit successful and scalable business models by having one or more of the following characteristics: a company that is a strong niche player, that features the involvement of the founder, that demonstrates a strong commitment to shareholders, or that focuses on organic growth. WRIMCO believes that such companies generally have a replicable business model that allows for sustained growth.

The focus on holding an investment is intermediate to long-term. WRIMCO considers selling a holding if its analysis reveals evidence of a meaningful deterioration in operating trends, it anticipates a decrease in the company’s ability to grow and gain market shares and/or the company’s founder departs.

Small cap companies typically are companies with market capitalizations below $3.5 billion. The Portfolio considers a company’s capitalization at the time the Portfolio acquires the company’s securities. Equity securities of a company whose capitalization exceeds the small cap range after purchase will not be sold solely because of the company’s increased capitalization. From time to time, the Portfolio also may invest a lesser portion of its assets in securities of mid and large cap companies (that is, companies with market capitalizations larger than that defined above) that, in WRIMCO’s opinion, are being fundamentally changed or revitalized, have a position that is considered strong relative to the market as a whole or otherwise offer unusual opportunities for above-average growth.

In addition to common stocks, the Portfolio may invest in: securities convertible into common stocks; preferred stocks; and debt securities, that are mostly of investment grade.

The Portfolio may invest up to 25% of its total assets in foreign securities. Investing in foreign securities may present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have an indirect exposure to foreign markets through investments in these companies.

The Portfolio may invest in ETFs to gain industry exposure not otherwise available through direct investments in small cap securities. The Portfolio may also invest in derivatives, including options, both written and purchased, on individual equity securities owned by the Portfolio in seeking to hedge market risk on equity securities, as well as to increase exposure to various equity sectors and markets.

When WRIMCO believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in debt securities, including commercial paper and short-term U.S. government securities, and/or preferred stocks. The Portfolio also may invest in more established companies, such as those with longer operating histories than many small cap companies. As well, it may increase the number of issuers in which it invests and thereby limit the Portfolio’s position size in any particular security. By taking a temporary defensive position, however, the Portfolio may not achieve its investment objective.

Principal Risks. An investment in Ivy Funds VIP Small Cap Growth is subject to various risks, including the following:

■ Company Risk ■ Growth Stock Risk ■ Holdings Risk ■ Initial Public Offering Risk	■ Liquidity Risk ■ Management Risk ■ Market Risk ■ Small Company Risk

Prospectus	39

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Funds VIP Small Cap Growth may be subject to other, non-principal risks, including the following:

■ Derivatives Risk ■ Foreign Exposure Risk ■ Foreign Securities Risk	■ Investment Company Securities Risk ■ Large Company Risk ■ Mid Size Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.

Ivy Funds VIP High Income: The Portfolio seeks to achieve its objective to provide total return through a combination of high current income and capital appreciation by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, including secured and unsecured loan assignments, loan participations and other loan instruments, of U.S. and foreign issuers, the risks of which are, in the judgment of WRIMCO, consistent with the Portfolio’s objective. There is no guarantee, however, that the Portfolio will achieve its objective.

In general, the high level of income that the Portfolio seeks is paid by debt securities rated in the lower rating categories of the NRSROs or unrated securities that are determined by WRIMCO to be of comparable quality; these include debt securities rated BBB+ or lower by S&P or comparably rated by another NRSRO or, if unrated, determined by WRIMCO to be of comparable quality. Lower-quality debt securities, which include junk bonds, are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.

The Portfolio primarily owns debt securities and may own fixed-income securities of varying maturities; however, it also may own, to a lesser degree, preferred stocks, common stocks and convertible securities. The Portfolio may invest in private placements and other restricted securities.

The Portfolio may enter into credit default swap contracts for hedging and/or speculative purposes. The Portfolio may either sell or buy credit protection under these contracts. The Portfolio may also utilize forward contracts in an effort to hedge the exposure to foreign currencies from securities held in the Portfolio.

The Portfolio may invest an unlimited amount of its assets in foreign securities. Investments in foreign securities also present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. As well, if the Portfolio invests in non-U.S. dollar-denominated securities, it may hedge any currency exposure related to those securities. Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio will have an indirect exposure to foreign markets through investments in these companies.

When WRIMCO believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions and to attempt to reduce the price volatility of the Portfolio, WRIMCO may take any one or more of the following steps with respect to the Portfolio’s assets:

■	shorten the average maturity of the Portfolio’s debt holdings

■	hold cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit)

■	emphasize investment grade debt securities

By taking a temporary defensive position in any one or more of these manners, the Portfolio may not achieve its investment objective.

Principal Risks. An investment in Ivy Funds VIP High Income is subject to various risks, including the following:

■ Company Risk ■ Credit Risk ■ Foreign Exposure Risk ■ Foreign Securities Risk ■ Interest Rate Risk ■ Liquidity Risk	■ Loan Risk ■ Low-Rated Securities Risk ■ Management Risk ■ Market Risk ■ Private Placements and Other Restricted Securities Risk ■ Reinvestment Risk

40	Prospectus

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Funds VIP High Income may be subject to other, non-principal risks, including the following:

■ Derivatives Risk ■ Extension Risk	■ Mortgage-Backed and Asset-Backed Securities Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.

Ivy Funds VIP Asset Strategy: The Portfolio seeks to achieve its objective to provide total return by allocating its assets primarily among stocks, bonds, and short-term instruments of issuers in markets around the globe, as well as investments in derivative instruments, precious metals and investments with exposure to various foreign currencies. The Portfolio may invest its assets in almost any market that WRIMCO believes can offer a high probability of return or, alternatively, that can provide a high degree of relative safety in uncertain times. The Portfolio may invest up to 100% of its total assets in foreign securities, including issuers located in and/or generating revenue from emerging markets. Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio will have an indirect exposure to foreign markets through investments in these companies.

Generally, the mix of assets in the Portfolio will change from time to time depending on WRIMCO’s assessment of the market for each investment type. Allocating assets among different types of investments allows the Portfolio to take advantage of opportunities wherever they may occur, but also subjects the Portfolio to the risks of a given investment type. Stock values generally fluctuate in response to the activities of individual companies and general market and economic conditions. The values of bonds and short-term instruments generally fluctuate due to changes in interest rates and due to the credit quality of the issuer.

Subject to diversification limits, WRIMCO may invest up to 25% of the Portfolio’s total assets in precious metals. Investments in physical commodities, including precious metals, may experience severe price fluctuations over short periods of time; as well, storage and trading costs may exceed the custodial and/or brokerage costs associated with other investments.

WRIMCO regularly reviews the global economic environment to determine asset allocation and security selection, and makes changes to favor investments that it believes provide the best opportunity to achieve the Portfolio’s objective. In developing global themes, WRIMCO evaluates a number of global trends that may include political, social, cultural, demographic, current and historical trends, among others. Although WRIMCO uses its expertise and resources in choosing investments and in allocating assets, WRIMCO’s decisions may not always be beneficial to the Portfolio, and there is no guarantee that the Portfolio will achieve its objective.

WRIMCO tries to balance the Portfolio’s investment risks against potentially higher total returns typically by reducing the stock allocation during stock market down cycles and increasing the stock allocation during periods of strongly positive market performance. Generally, WRIMCO makes asset shifts gradually over time. WRIMCO considers various factors when it decides to sell a security, such as an individual security’s performance and/or if it is an appropriate time to vary the Portfolio’s mix.

The Portfolio may purchase shares of another investment company subject to the restrictions and limitations of the 1940 Act. The Portfolio also may invest in ETFs as a means of tracking the performance of a designated stock index while also maintaining liquidity, or to gain exposure to precious metals and other commodities without purchasing them directly. The Portfolio may invest in private placements and other restricted securities.

WRIMCO may, when consistent with the Portfolio’s investment objective, seek to manage exposure to certain securities, companies, sectors, markets, foreign currencies and/or precious metals and seek to hedge certain event risks on positions held by the Portfolio.

As described above, the Portfolio has the flexibility to invest up to all of its assets in money market and other short-term investments, although it does not typically invest a substantial portion of its assets in these investments under normal circumstances. WRIMCO will typically increase the Portfolio’s investment in high-quality, short-term investments in order to increase the defensive positioning of the Portfolio and/or to enable the Portfolio to participate in opportunities as they present themselves.

Although WRIMCO may seek to preserve appreciation in the Portfolio by taking a temporary defensive position, doing so may prevent the Portfolio from achieving its investment objective.

Prospectus	41

Principal Risks. An investment in Ivy Funds VIP Asset Strategy is subject to various risks, including the following:

■ Commodities Risk ■ Company Risk ■ Credit Risk ■ Derivatives Risk ■ Emerging Market Risk ■ Foreign Currency Risk ■ Foreign Exposure Risk ■ Foreign Securities Risk ■ Growth Stock Risk

■ Interest Rate Risk

■ Investment Company Securities Risk

■ Large Company Risk

■ Liquidity Risk

■ Low-Rated Securities Risk

■ Management Risk

■ Market Risk

■ Private Placements and Other Restricted Securities Risk

■ Subsidiary Investment Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Funds VIP Asset Strategy may be subject to other, non-principal risks, including the following:

■ Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk ■ Mid Size Company Risk	■ Reinvestment Risk ■ Small Company Risk ■ Value Stock Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.

Ivy Funds VIP Energy: The Portfolio seeks to achieve its objective to provide capital growth and appreciation by investing primarily in the equity securities of companies engaged in various aspects of the energy industry, such as the production, exploration, discovery, or distribution of energy or relating to the infrastructure of energy, as well as the research and development or production of alternative energy sources, including but not limited to, oil companies, oil and gas exploration companies, natural gas pipeline companies, refinery companies, energy conservation companies, coal companies, alternative energy companies, and companies using newer energy technologies such as nuclear, geothermal, oil shale, wind power, and solar power.

WRIMCO focuses not only on traditional companies that are producing and distributing energy today, but also on companies that WRIMCO believes are discovering sources of energy for the future. WRIMCO considers many factors in selecting companies for the Portfolio, which may include the valuation, operating history, capital, financials, business model and management of a company. The Portfolio invests in securities of companies across the capitalization spectrum. There is no guarantee, however, that the Portfolio will achieve its objective.

The Portfolio may invest up to 100% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio will have an indirect exposure to foreign markets through investments in these companies.

Primarily investing in the energy sector can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real or perceived inflationary trends and political developments, and the cost assumed by energy companies in complying with environmental and safety regulations.

The Portfolio is also subject to the risk that the earnings, dividends and securities prices of energy companies will be greatly affected by changes in the prices and supplies of oil and other energy fuels. Prices and supplies of energy may fluctuate significantly over any time period due to many factors, including:

■	international political developments

■	production and distribution policies of the Organization of Petroleum Exporting Countries (OPEC) and other oil-producing countries

■	relationships among OPEC members and other oil-producing countries and between those countries and oil-importing nations

■	energy conservation

■	the regulatory environment

■	tax policies

■	the economic growth and political stability of the key energy-consuming countries

42	Prospectus

The Portfolio may use a range of other investment techniques, including investing in income trusts and MLPs. An MLP is an investment that combines the tax benefits of a partnership with the liquidity of publicly traded securities. The MLPs in which the Portfolio may invest are primarily engaged in investing in oil and gas-related businesses, including energy processing and distribution. Investments in securities of an MLP involve risks that differ from investments in common stocks, including, among others, risks related to limited control and limited rights to vote on matters affecting the MLP, cash flow risks, dilution risks, and others.

The Portfolio’s investments in income trusts and MLPs will be limited by tax considerations.

As a temporary defensive measure, when securities markets or economic conditions are unfavorable or unsettled, the Portfolio may try to protect its assets by investing up to 100% of its total assets in securities that are highly liquid, including high-quality money market instruments such as short-term U.S. government securities, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Portfolio. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, and typically are highly liquid or comparatively safe, they tend to offer lower returns. Therefore, the Portfolio’s performance could be comparatively lower if it concentrates its assets in defensive holdings. By taking a temporary defensive position, the Portfolio may not achieve its investment objective.

Principal Risks. An investment in Ivy Funds VIP Energy is subject to various risks, including the following:

■ Company Risk ■ Concentration Risk ■ Emerging Market Risk ■ Energy Industry Risk ■ Foreign Exposure Risk ■ Foreign Securities Risk	■ Growth Stock Risk ■ Holdings Risk ■ Management Risk ■ Market Risk ■ Value Stock Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Funds VIP Energy may be subject to other, non-principal risks, including the following:

■ Foreign Currency Risk ■ Large Company Risk ■ Liquidity Risk	■ Mid Size Company Risk ■ MLP Risk ■ Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.

Ivy Funds VIP Global Natural Resources: The Portfolio seeks to achieve its objective to provide capital growth and appreciation by investing at least 80% of its net assets in the equity securities of companies of any size throughout the world that own, explore or develop natural resources and other basic commodities or that supply goods and services to such companies. There is no guarantee, however, that the Portfolio will achieve its objective.

Mackenzie systematically reviews its investment decisions and may allow cash reserves to build up when valuations seem unattractive. Mackenzie attempts to manage risk through diversifying the Portfolio’s holdings by commodity, country, issuer, and market capitalization of companies; however, such diversification may not necessarily reduce Portfolio volatility. Mackenzie searches for what it feels are well-managed companies with strong balance sheets and the technological capability and expertise to grow independently of commodity prices. In addition, Mackenzie seeks to anchor the Portfolio’s holdings with established larger companies that have historically strong-producing assets and attractive long-term reinvestment opportunities. From a macro perspective, Mackenzie monitors demand expectations for various commodities and utilizes this information to adjust the level of sector exposure and individual security holdings in the Portfolio.

Under normal circumstances, the Portfolio invests at least 65% of its total assets in issuers of at least three countries, which may include the U.S. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio will have an indirect exposure to foreign markets through investments in these companies.

The Portfolio may also invest in ETFs or options on ETFs as a means of tracking the performance of a designated stock index. The Portfolio also may invest in precious metals and other physical commodities.

Prospectus	43

As a temporary defensive measure, when Mackenzie believes that securities markets or economic conditions are unfavorable or unsettled, the Portfolio may try to protect its assets by investing up to 100% of its total assets in securities that are highly liquid, including high-quality money market instruments, such as short-term U.S. government securities, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Portfolio. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, and typically are highly liquid or comparatively safe, they tend to offer lower returns. Therefore, the Portfolio’s performance could be comparatively lower if it concentrates its assets in defensive holdings. The additional temporary defensive measures that Mackenzie may employ include altering the mix of company and sector holdings or using derivative strategies. By taking a temporary defensive position, the Portfolio may not achieve its investment objective.

Principal Risks. An investment in Ivy Funds VIP Global Natural Resources is subject to various risks, including the following:

■ Commodities Risk ■ Company Risk ■ Derivatives Risk ■ Emerging Market Risk ■ Foreign Currency Risk ■ Foreign Exposure Risk ■ Foreign Securities Risk ■ Global Natural Resources Industry Risk	■ Growth Stock Risk ■ Investment Company Securities Risk ■ Liquidity Risk ■ Management Risk ■ Market Risk ■ Sector Risk ■ Value Stock Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Funds VIP Global Natural Resources may be subject to other, non-principal risks, including the following:

■ Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk ■ Large Company Risk	■ Mid Size Company Risk ■ Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.

Ivy Funds VIP Science and Technology: The Portfolio seeks to achieve its objective to provide growth of capital by investing primarily in the equity securities of science and technology companies around the globe. Science and technology companies are companies whose products, processes or services, in WRIMCO’s opinion, are being, or are expected to be, significantly benefited by the use or commercial application of scientific or technological developments or discoveries. As well, the Portfolio may invest in companies that utilize science and/or technology as an agent of change to significantly enhance their business opportunities. The Portfolio may invest in securities issued by companies of any size, and may invest without limitation in foreign securities, including securities of issuers within emerging markets. The Portfolio may invest in any geographic area. Many companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio will have an indirect exposure to additional foreign markets through investments in these companies. There is no guarantee, however, that the Portfolio will achieve its objective.

In its selection of securities for investment by the Portfolio, WRIMCO aims to identify companies that it believes to be benefiting from the world’s strongest secular economic trends, and then applies its largely bottom-up research to identify what it believes are the best holdings for the Portfolio.

The Portfolio may invest in, but is not limited to, areas such as:

Science:

■ pharmaceuticals ■ medical technology equipment ■ biotechnology	■ genomics ■ proteomics ■ healthcare services

44	Prospectus

Technology:

■ semiconductors ■ computer hardware ■ computer services ■ software ■ networking ■ telecommunication services ■ defense electronics	■ entertainment ■ content media ■ data processing ■ internet ■ energy efficiency ■ alternative energy

The Portfolio primarily owns common stocks; however, it may invest, to a lesser extent, in preferred stocks, debt securities and convertible securities. The Portfolio may invest up to 20% of its total assets in non-investment grade fixed income securities, which are securities rated BB+ or lower by S&P or comparably rated by another NRSRO or, if unrated, determined by WRIMCO to be of comparable quality, which may include convertible securities.

The Portfolio may use a range of derivative investment techniques, typically options, both written and purchased, on individual equity securities owned by the Portfolio and on equity indices, in seeking to hedge various market risks and/or individual security risk as well as to enhance return. The Portfolio may also use derivatives in seeking to gain exposure to a particular security. The Portfolio may use foreign currency exchange transactions and forward foreign currency contracts in seeking to hedge or manage the Portfolio’s exposure to foreign currencies of securities held in the Portfolio. The Portfolio may invest in ETFs as a means to invest cash effectively.

When WRIMCO believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in U.S. government securities or other debt securities, mostly of investment grade. However, by taking a temporary defensive position, the Portfolio may not achieve its investment objective. The Portfolio may also hedge its foreign currency exposure, when applicable.

Principal Risks. An investment in Ivy Funds VIP Science and Technology is subject to various risks, including the following:

■ Company Risk ■ Concentration Risk ■ Emerging Market Risk ■ Foreign Exposure Risk ■ Foreign Securities Risk ■ Growth Stock Risk ■ Holdings Risk	■ Large Company Risk ■ Liquidity Risk ■ Management Risk ■ Market Risk ■ Mid Size Company Risk ■ Science and Technology Industry Risk ■ Small Company Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Funds VIP Science and Technology may be subject to other, non-principal risks, including the following:

■ Derivatives Risk ■ Foreign Currency Exchange Transactions and Forward Currency Contracts Risk ■ Foreign Currency Risk	■ Initial Public Offering Risk ■ Investment Company Securities Risk ■ Low-Rated Securities Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.

Additional Investment Considerations

The objective(s) and investment policies of each Portfolio may be changed by the Trust’s Board of Trustees (Board) without a vote of the Portfolio’s shareholders, unless a policy or restriction is otherwise described as a fundamental policy in the SAI.

Because each Portfolio owns different types of investments, its performance will be affected by a variety of factors. The value of each Portfolio’s investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. Performance will also depend on the skill of WRIMCO or the investment subadviser, as applicable (the Investment Manager), in selecting investments. As with any mutual fund, you could lose money on your investment.

Prospectus	45

Each Portfolio also may invest in and use certain other types of securities and instruments in seeking to achieve its objective(s). For example, each Portfolio may invest in options, futures contracts and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Certain types of each Portfolio’s authorized investments and strategies, such as derivative instruments, foreign securities, junk bonds and commodities, including precious metals, involve special risks. Depending on how much a Portfolio invests or uses these strategies, these special risks may become significant.

Certain types of mortgage-backed and asset-backed securities may experience significant valuation uncertainties, greater volatility, and significantly less liquidity due to the sharp rise of foreclosures on home loans secured by subprime mortgages in recent years. Subprime mortgages have a higher credit risk than prime mortgages, as the credit criteria for obtaining a subprime mortgage is more flexible than that used with prime borrowers. To the extent that a Portfolio invests in securities that are backed by pools of mortgage loans, the risk to the Portfolio may be significant. Other asset-backed securities also may experience significant valuation uncertainties, increased volatility, and significantly reduced liquidity.

Each Portfolio may actively trade securities in seeking to achieve its objective(s). Factors that can lead to active trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain a Portfolio’s market capitalization target of the securities in the Portfolio’s holdings and the need to sell a security to meet redemption activity. Actively trading securities may increase transaction costs (which may reduce performance) and increase realized gains that a Portfolio must distribute.

Each of the Portfolios generally seeks to be fully invested, except to the extent that it takes a temporary defensive position. In addition, at times, the Investment Manager may invest a portion of the Portfolio’s assets in cash or cash equivalents if the Investment Manager is unable to identify and acquire a sufficient number of securities that meet the Investment Manager’s selection criteria for implementing the Portfolio’s investment objective(s), strategies and policies.

You will find more information in the SAI about each Portfolio’s permitted investments and strategies, as well as the restrictions that apply to them.

A description of the Portfolios’ policies and procedures with respect to the disclosure of their securities holdings is available in the SAI.

Portfolio holdings can be found at www.waddell.com. Alternatively, a complete schedule of portfolio holdings of each Portfolio for the first and third quarters of each fiscal year is filed with the Securities and Exchange Commission (SEC) on the Trust’s Form N-Q. These holdings may be viewed in the following ways:

■	On the SEC’s website at http://www.sec.gov.

■	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 202.551.8090.

Defining Risks

Commodities Risk — Commodity trading, including trading in precious metals, is generally considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of a Portfolio’s investments in commodities are cyclical economic conditions, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. Also, a Portfolio may pay more to store and accurately value its commodity holdings than it does with its other portfolio investments. Moreover, under the Federal tax law, a Portfolio may not derive more than 10% of its annual gross income from gains resulting from selling commodities (and other non-qualifying income). Accordingly, a Portfolio may be required to hold its commodities or sell them at a loss, or to sell portfolio securities at a gain, when for investment reasons it would not otherwise do so.

Company Risk — An individual company may perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

Concentration Risk — If a Portfolio invests more than 25% of its total assets in a particular industry, the Portfolio’s performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in a single industry. Securities of companies within specific industries or sectors of the economy may periodically

46	Prospectus

perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector or company.

Credit Risk — An issuer of a debt security (including a mortgage-backed security) or a real estate investment trust (REIT) may not make payments on the security when due, or the other party to a contract may default on its obligation. There is also the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and, therefore, in the NAV of a Portfolio. Also, a change in the quality rating of a debt security or a REIT security can affect the security’s liquidity and make it more difficult to sell. If a Portfolio purchases unrated securities and obligations, it will depend on the Investment Manager’s analysis of credit risk more heavily than usual.

Derivatives Risk — A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of another security, index, asset, rate or event. Derivatives are traded either on an organized exchange or OTC. Futures contracts, options and swaps are common types of derivatives that a Portfolio may occasionally use. A futures contract is an agreement to buy or sell a security or other instrument, index or commodity at a specific price on a specific date. An option is the right to buy or sell a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an agreement involving the exchange by a Portfolio with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified amount. Swaps include options on commodities, caps, floors, collars and certain forward contracts. Some swaps currently are, and more in the future will be, centrally settled (“cleared”).

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Portfolio’s NAV and the risk that fluctuations in the value of the derivatives may not correlate with securities markets or the underlying asset upon which the derivative’s value is based. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of the Investment Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. Derivatives also may be subject to counterparty risk, which includes the risk that a Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Portfolio’s investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited.

Each Portfolio may enter into credit default swap contracts for hedging or investment purposes. A Portfolio may either sell or buy credit protection under these contracts. Swap instruments may shift a Portfolio’s investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the referenced assets that underlie the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments.

Certain derivatives transactions are not entered into or traded on exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty. Where no such counterparty is available for a desired transaction, a Portfolio will be unable to enter into the transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Portfolio may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Portfolio would bear greater risk of default by the counterparties to such transactions. When traded on foreign exchanges, derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is generally less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar exchange or clearinghouse guarantee. In all such transactions, the Portfolio bears the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Portfolio. A Portfolio will enter into transactions in derivative instruments

Prospectus	47

only with counterparties that the Investment Manager reasonably believes are capable of performing under the contract. The Investment Manager may seek to manage counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice to do so for the particular type of derivative; however, there is no guarantee that such documentation will have the intended effect.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) resulted in historic and comprehensive statutory reform of derivatives, including the manner in which derivatives are designed, negotiated, reported, executed or cleared and regulated.

The Dodd-Frank Act requires the SEC and the Commodity Futures Trading Commission (CFTC) to establish regulations with respect to security-based swaps (e.g., derivatives based on an equity) and swaps (e.g., derivatives based on a broad-based index or commodity), respectively, and the markets in which these instruments trade. Generally, all futures will continue to be regulated by the CFTC, and all swaps and security-based swaps are subject to CFTC and SEC jurisdiction, respectively. However, security futures, which are futures on a single equity security or a narrow-based securities index, and mixed swaps, which have elements of both a swap and a security-based swap, are subject to joint CFTC-SEC jurisdiction. In addition, with respect to security-based swap agreements, which include swaps on a broad-based securities index, the SEC asserts anti-fraud, anti-manipulation and insider trading prohibition jurisdiction, even though the CFTC has regulatory jurisdiction over transactions involving such agreements.

Specifically, the SEC and CFTC are required to mandate by regulation under certain circumstances that certain derivatives, previously traded OTC, be executed in a regulated, transparent market and settled by means of a central clearing house. The Dodd-Frank Act also requires the CFTC or the SEC, in consultation with banking regulators, to establish capital requirements as well as requirements for margin on uncleared derivatives in certain circumstances that will be clarified by rules that the CFTC or SEC will promulgate in the future. All derivatives are to be reported to a swap repository.

The extent and impact of the new regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivatives transactions, require more assets of a Portfolio to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Portfolio to enter into certain types of derivative transactions, or could limit a Portfolio’s ability to pursue its investment strategies.

Emerging Market Risk — Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of those countries may have failed in the past to recognize private property rights and have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Portfolio’s investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make a Portfolio’s investments in such countries illiquid and more volatile than investments in more developed countries, and the Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Energy Industry Risk — Investment risks associated with investing in energy securities, in addition to other risks, include price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed in complying with environmental safety regulations, demand of energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations.

Extension Risk — Rising interest rates could cause property owners to pay their mortgages more slowly than expected, resulting in slower payments of mortgage-backed securities and real estate debt securities. This would, in effect, convert a short or medium-duration security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline. Duration measures the expected price sensitivity of a fixed income security or portfolio for a given change in interest rates. For example, if interest rates rise by one percent, the value of a security or portfolio having a duration of two years generally will fall by approximately two percent.

Foreign Currency Risk — Foreign securities may be denominated in foreign currencies. The value of a Portfolio’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

48	Prospectus

Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk — The Portfolios may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the Investment Manager’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between a Portfolio’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Portfolio. An imperfect correlation of this type may prevent the Portfolios from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

Foreign Exposure Risk — The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

Foreign Securities Risk — Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the U.S. markets and that could affect a Portfolio’s performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the United States. Foreign investing also may involve brokerage costs and tax considerations that are not usually present in the U.S. markets.

Other factors that can affect the value of a Portfolio’s foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers, and the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Portfolio to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines).

To the extent that a Portfolio invests in sovereign debt instruments, the Portfolio is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Portfolio may have limited recourse against the issuing government or agency. Financial markets have recently experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain European countries.

Global Natural Resources Industry Risk — Investment risks associated with investing in global natural resources securities, in addition to other risks, include price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed by natural resource companies in complying with environmental and safety regulations, changes in supply of, or demand for, various natural resources, changes in energy prices, the success of exploration projects, changes in commodity prices, and special risks associated with natural or man-made disasters.

Growth Stock Risk — Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Holdings Risk — If a Portfolio typically holds a small number of stocks, or if a Portfolio’s manager(s) tend to invest a significant portion of a Portfolio’s total assets in a limited number of stocks, the appreciation or depreciation of any one security held by the Portfolio will have a greater impact on the Portfolio’s NAV than it would if the Portfolio invested in a larger number of securities or if the Portfolio’s manager(s) invested a greater portion of the Portfolio’s total assets in a larger number of stocks. Although that strategy has the potential to generate attractive returns over time, it also may increase the Portfolio’s volatility.

Initial Public Offering Risk — Investments in IPOs can have a significant positive impact on a Portfolio’s performance; however, the positive effect of investments in IPOs may not be sustainable because of a number of factors. For example, a Portfolio may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, a Portfolio may not be able to buy the shares at the commencement of the offering, and the general availability and performance of IPOs are dependent on market psychology and

Prospectus	49

economic conditions. To the extent that IPOs have a significant impact on a Portfolio’s performance, this may not be able to be replicated in the future. The relative performance impact of IPOs on a Portfolio is also likely to decline as the Portfolio grows.

Interest Rate Risk — The value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation decreases. Conversely, when interest rates decline, the value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, generally increases. Long-term debt securities, mortgage-backed securities and other fixed-income obligations are generally more sensitive to interest rate changes than short-term debt securities. A Portfolio may experience a decline in its income due to falling interest rates.

In general, a portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a Portfolio’s duration of its portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a Portfolio holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Investment Company Securities Risk — The risks of investment in other investment companies typically reflect the risks of the types of securities in which the investment companies invest. As a shareholder in an investment company, a Portfolio would bear its pro rata share of that investment company’s expenses, which could result in duplication of certain fees, including management and administrative fees.

Certain Portfolios may invest in ETFs as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and other commodities without purchasing them directly. Since many ETFs are a type of investment company, a Portfolio’s purchases of shares of such ETFs are subject to the Portfolio’s investment restrictions regarding investments in other investment companies.

ETFs have a market price that reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs and closed-end funds. In addition, an asset management fee is charged in connection with the management of the ETF’s or the closed-end fund’s portfolio (which is in addition to the investment management fee paid by a Portfolio).

Investments in an ETF or a closed-end fund generally present the same primary risks as investments in conventional funds, which are not exchange-traded. The price of an ETF or a closed-end fund can fluctuate, and a Portfolio could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s or a closed-end fund’s shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF’s or a closed-end fund’s shares may not develop or be maintained; or (iii) trading of an ETF’s or a closed-end fund’s shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Large Company Risk — Large capitalization companies may go in and out of favor based on market and economic conditions. Large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies.

Liquidity Risk — Generally, a security is liquid if a Portfolio is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies, foreign companies, companies in emerging markets or certain instruments such as derivatives are subject to a variety of risks, including potential lack of liquidity. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, a Portfolio may not be able to dispose of illiquid securities at a favorable time or price.

50	Prospectus

Loan Risk — In addition to the risks typically associated with fixed-income securities, loans (including loan assignments, loan participations and other loan instruments) carry other risks, including the risk of insolvency of the lending bank or other intermediary. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and sometimes trade infrequently on the secondary market. In the event the borrower defaults, a Portfolio’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. There is a risk that the value of the collateral securing the loan may decline after a Portfolio invests and that the collateral may not be sufficient to cover the amount owed to the Portfolio. If the loan is unsecured, there is no specific collateral on which the Portfolio can foreclose. In addition, if a secured loan is foreclosed, a Portfolio may bear the costs and liabilities associated with owning and disposing of the collateral, including the risk that collateral may be difficult to sell.

Loans may be subject to restrictions on resale and sometimes trade infrequently on the secondary market. As a result, valuing a loan can be more difficult, and buying and selling a loan at an acceptable price can be more difficult or delayed, than other investments. Difficulty in selling a loan can result in a loss. Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Certain loans may not be considered “securities,” and purchasers, such as a Portfolio, therefore may not be entitled to rely on the strong anti-fraud protections of the Federal securities laws. With loan participations, a Portfolio may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if a Portfolio could enforce its rights directly against the borrower.

Low-Rated Securities Risk — In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken a Portfolio’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

Management Risk — The Investment Manager applies a Portfolio’s investment strategies and selects securities for the Portfolio in seeking to achieve the Portfolio’s investment objective(s). Securities selected by the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Portfolio. In general, investment decisions made by the Investment Manager may not produce the anticipated returns, may cause the Fund’s shares to lose value or may cause the Portfolio to perform less favorably than other mutual funds with investment objectives similar to the investment objective(s) of the Portfolio.

Market Risk — All securities and other investments may be subject to adverse trends in the markets. Securities are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. The value of assets or income from a Portfolio’s investments may be adversely affected by inflation or changes in the market’s expectations regarding inflation. In addition, prices are affected by the outlook for overall corporate profitability. In the municipal securities markets, securities backed by current or anticipated revenues from a specific project or specific asset may be adversely impacted by declines in revenue collection from the project or asset. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Portfolio.

The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Liquidity in some markets has decreased and credit has become scarcer worldwide. Recent regulatory changes, including the Dodd-Frank Act and the introduction of new international capital and liquidity requirements under the Basel III Accords (Basel III), may cause lending activity within the financial services sector to be constrained for several years as Basel III rules phase in and rules and regulations are promulgated and interpreted under the Dodd-Frank Act. These market conditions may continue or deteriorate further and may add significantly to the risk of short-term volatility in a Portfolio. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken a number of steps in an attempt to support financial markets. Withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces or to project the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Changes in market conditions will not have the same impact on all types of securities.

Prospectus	51

In addition, since 2010, the risks of investing in certain foreign government debt have increased dramatically as a result of the ongoing European debt crisis, which began in Greece and has begun to spread throughout various other European countries. These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the global securities markets and it is impossible to predict the effects of these or similar events in the future on the Portfolios, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Portfolios.

Mid Size Company Risk — Securities of mid capitalization companies may be more vulnerable to adverse developments than those of large companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid capitalization companies may be more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns.

MLP Risk — Investments in securities of an MLP involve risks that differ from investments in common stocks, including, among others, risks related to limited control and limited rights to vote on matters affecting the MLP, cash flow risks, dilution risks, and others.

Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

Distributions from an MLP may consist in part of a return of the amount originally invested, which would not be taxable to the extent the distributions do not exceed the investor’s adjusted basis in its MLP interest.

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities are subject to reinvestment risk. When interest rates decline, unscheduled payments can be expected to accelerate, and a Portfolio may be required to reinvest the proceeds of the payments at the lower interest rates then available. Unscheduled payments would also limit the potential for capital appreciation on mortgage-backed and asset-backed securities. Conversely, when interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of such securities, and cause their value to decline more than traditional fixed-income securities. If a Portfolio purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool, the Portfolio, as a holder of those securities, may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated securities, reducing the values of those securities, or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Private Placements and Other Restricted Securities Risk — Restricted securities, which include private placements, are securities that are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. A Portfolio could find it difficult to sell privately placed securities and other restricted securities when the Investment Manager believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid or less than the fair market value. At times, it also may be difficult to determine the fair value of such securities for purposes of computing the NAV of a Portfolio.

Reinvestment Risk — Income from a Portfolio’s debt securities may decline if the Fund invests the proceeds from matured, traded, prepaid or called securities in securities with interest rates lower than the current earnings rate of the Portfolio’s holdings. For example, debt securities with high relative interest rates may be paid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate (commonly referred to as optional call risk). As well, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities (including shares of mortgage REITs). As a result, a Portfolio may have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Portfolio’s investment income.

52	Prospectus

REIT-Related Risk — The value of a Portfolio’s securities in a REIT may be adversely affected by changes in the value of the REIT’s underlying property or the property secured by mortgages the REIT holds, loss of REIT Federal tax status (and failure to qualify for tax-free pass-through treatment under the Code) or changes in laws and/or rules related to that status or the REIT’s failure to maintain its exemption from registration under the 1940 Act. As well, the Portfolio may experience a decline in its income from REIT securities due to falling interest rates or decreasing dividend payments.

Science and Technology Industry Risk — Investment risks associated with investing in science and technology securities, in addition to other risks, include a company’s operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, and aggressive pricing of products and services, as well as new market entrants and obsolescence of existing technology.

Sector Risk — At times, a Portfolio may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments in that economic sector than portfolios that invest more broadly.

Small Company Risk — Securities of small capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be more affected than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.

Subsidiary Investment Risk — By investing in the Subsidiary, Ivy Funds VIP Asset Strategy is exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act, and is not subject to all of the investor protections of the 1940 Act. Thus, the Portfolio, as an investor in the Subsidiary, would not have all of the protections offered to investors in registered investment companies. However, because the Portfolio wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are managed by WRIMCO, it is unlikely that the Subsidiary would take action contrary to the interests of the Portfolio or the Portfolio’s shareholders. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Portfolio and the Subsidiary are organized, respectively, could result in the inability of the Portfolio and/or the Subsidiary to operate as intended and could negatively affect the Portfolio and its shareholders. Although under the federal tax law, the Portfolio may not earn more than 10% of its annual gross income from gains resulting from selling commodities (and other non-qualifying income), the Portfolio has received an opinion of counsel, which is not binding on the Internal Revenue Service or the courts, that income the Portfolio receives from the Subsidiary should constitute qualifying income.

Value Stock Risk — Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Investment Manager, undervalued. The value of a security believed by the Investment Manager to be undervalued may never reach what is believed to be its full value, or such security’s value may decrease.

Prospectus	53

The Management of the Portfolios

Portfolio Management

The Portfolios are managed by WRIMCO, subject to the authority of the Board. WRIMCO provides investment advice to each of the Portfolios and supervises each Portfolio’s investments. WRIMCO and/or its predecessor have served as investment manager to the Portfolios since their inception and to each of the registered investment companies within Waddell & Reed Advisors Funds and InvestEd Portfolios since their inception. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. WRIMCO had approximately $40.3 billion in assets under management as of December 31, 2012.

Mackenzie Financial Corporation (Mackenzie), 180 Queen Street West, Toronto, Ontario, Canada M5V 3K1, serves as the investment subadviser to, and as such provides investment advice to, and generally conducts the investment management program for, Ivy Funds VIP Global Natural Resources pursuant to an agreement with WRIMCO. Mackenzie Investments was founded in 1967, and is a leading investment management firm in Toronto, providing investment advisory and related services, with approximately $61.5 billion USD in assets under management as of December 31, 2012.

Ivy Funds VIP Asset Strategy: Michael L. Avery and Ryan F. Caldwell are primarily responsible for the day-to-day management of the Ivy Funds VIP Asset Strategy. Mr. Avery has held his responsibilities for Ivy Funds VIP Asset Strategy since January 1997. He is Executive Vice President of WRIMCO and Ivy Investment Management Company (IICO), an affiliate of WRIMCO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. Mr. Avery has served as President of Waddell & Reed Financial, Inc. (WDR), since January 2010. He formerly served as Chief Investment Officer (CIO) of WDR from June 2005 until February 2011 and formerly served as CIO of WRIMCO and IICO from June 2005 until August 2010. Mr. Avery has also served as portfolio manager for investment companies managed by WRIMCO since February 1994, and has been an employee of such since June 1981. He held the position of Director of Equity Research for IICO and for WRIMCO and its predecessor from August 1987 through June 2005. Mr. Avery earned a BS degree in Business Administration from the University of Missouri, and an MBA with emphasis on finance from Saint Louis University.

Mr. Caldwell has held his responsibilities for Ivy Funds VIP Asset Strategy since January 2007. His investment research responsibilities are concentrated in asset managers, brokers and transaction processors. Mr. Caldwell joined WRIMCO in July 2000 as an economic analyst. In January 2003 he was appointed an investment analyst, and in June 2005 was named assistant portfolio manager for the Portfolio, as well as two other funds managed by WRIMCO or IICO. Mr. Caldwell is Senior Vice President of WRIMCO and IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. Mr. Caldwell earned a BBA in finance from Southwest Texas State University. He is currently pursuing the Chartered Financial Analyst designation.

Daniel J. Vrabac, formerly a manager of the Portfolios along with Messrs. Avery and Caldwell, is now focusing on portfolio management responsibilities for the global bond funds which are managed by WRIMCO and IICO. While no longer responsible for day-to-day management of Ivy Funds VIP Asset Strategy, Mr. Vrabac continues to provide input to Ivy Funds VIP Asset Strategy on the global fixed income markets, currencies and trading, which were among his principal responsibilities as a portfolio manager of Ivy Funds VIP Asset Strategy.

Ivy Funds VIP Dividend Opportunities and Ivy Funds VIP Energy: David P. Ginther is primarily responsible for the day-to-day management of Ivy Funds VIP Dividend Opportunities and Ivy Funds VIP Energy. He has held his responsibilities since the inception of Ivy Funds VIP Dividend Opportunities in December 2003 and since the inception of Ivy Funds VIP Energy in May 2006. Mr. Ginther is Senior Vice President of WRIMCO and IICO, Vice President of the Trust and Vice President of and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. He has been an employee of WRIMCO since 1995. Mr. Ginther holds a BS degree in accounting from Kansas State University, and has earned the designation of Certified Public Accountant.

Ivy Funds VIP Global Natural Resources: Frederick Sturm, a Senior Vice President of Mackenzie, is primarily responsible for the day-to-day management of Ivy Funds VIP Global Natural Resources. He has managed the Portfolio since its inception in April 2005. Mr. Sturm is also primarily responsible for the day-to-day management of Ivy Global Natural Resources Fund, whose investment manager is IICO. Mr. Sturm joined Mackenzie in 1983. He holds a degree in commerce and finance from the University of Toronto. Mr. Sturm is a Chartered Financial Analyst.

54	Prospectus

Ivy Funds VIP High Income: William M. Nelson is primarily responsible for the day-to-day management of Ivy Funds VIP High Income. Mr. Nelson has held his responsibilities for Ivy Funds VIP High Income since January 1999. He is Senior Vice President of WRIMCO and IICO, Vice President of the Trust, and Vice President of and portfolio manager for another investment company for which WRIMCO serves as investment manager. Mr. Nelson has been an employee of WRIMCO since January 1995. He earned a BS in business administration from Bucknell University in Lewisburg, Pennsylvania, and an MBA in finance and marketing from the University of Connecticut.

Ivy Funds VIP Mid Cap Growth: Kimberly A. Scott is primarily responsible for the day-to-day management of Ivy Funds VIP Mid Cap Growth. She has managed Ivy Funds VIP Mid Cap Growth since its inception in April 2005. Ms. Scott is Senior Vice President of WRIMCO and IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. Ms. Scott has served as a portfolio manager for investment companies managed by WRIMCO since February 2001. She served as an investment analyst with WRIMCO from April 1999 to February 2001. Ms. Scott joined WRIMCO in April 1999. She earned a BS degree in microbiology from the University of Kansas, and holds an MBA from the University of Cincinnati. Ms. Scott is a Chartered Financial Analyst.

Ivy Funds VIP Science and Technology: Zachary H. Shafran is primarily responsible for the day-to-day management of Ivy Funds VIP Science and Technology. Mr. Shafran has held his responsibilities for Ivy Funds VIP Science and Technology since February 2001. He is Senior Vice President of WRIMCO and IICO, Vice President of the Trust and Vice President of and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. Effective April 2010, Mr. Shafran was appointed the Global Director of Equity and Fixed Income Research for WRIMCO and IICO. Mr. Shafran has served as a portfolio manager for investment companies managed by WRIMCO or IICO since January 1996. He served as an investment analyst with WRIMCO and its predecessor from June 1990 to January 1996. Mr. Shafran earned a Bachelor of Business Administration and an MBA from the University of Missouri at Kansas City.

Ivy Funds VIP Small Cap Growth: Kenneth G. McQuade is primarily responsible for the day-to-day management of Ivy Funds VIP Small Cap Growth. Mr. McQuade has held his responsibilities for Ivy Funds VIP Small Cap Growth since March 2006. Mr. McQuade joined Waddell & Reed in 1997 as an investment analyst. He was an assistant portfolio manager of separately managed small cap accounts from August 2003 until March 2010. Mr. McQuade is Vice President of WRIMCO and IICO and Vice President of the Trust. He earned a BS degree in finance from Bradley University.

Additional information regarding the portfolio managers, including information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities, is included in the SAI.

Other members of WRIMCO’s investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the investments of the Portfolios.

Management and Other Fees

Like all mutual funds, the Portfolios pay fees related to their daily operations. Expenses paid out of each Portfolio’s assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each Portfolio pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each Portfolio also pays other expenses, which are explained in the SAI.

The management fee is payable at the annual rates of:

Ivy Funds VIP High Income: 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion.

Ivy Funds VIP Asset Strategy and Ivy Funds VIP Dividend Opportunities: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

Ivy Funds VIP Energy, Ivy Funds VIP Mid Cap Growth, Ivy Funds VIP Science and Technology and Ivy Funds VIP Small Cap Growth: 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.

Prospectus	55

Ivy Funds VIP Global Natural Resources: 1.00% of net assets up to $500 million, 0.85% of net assets over $500 million and up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.

Effective October 1, 2006, and at least through September 30, 2016, the investment management fee rates for certain Portfolios are reduced pursuant to a management fee waiver as follows:

Ivy Funds VIP High Income: 0.575% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion.

Ivy Funds VIP Asset Strategy: 0.69% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

Ivy Funds VIP Mid Cap Growth, Ivy Funds VIP Science and Technology and Ivy Funds VIP Small Cap Growth: 0.83% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.

WRIMCO uses a portion of the management fees it receives from a Portfolio to pay that Portfolio’s investment subadviser, as applicable.

For the fiscal year ended December 31, 2012, management fees (net of waivers) for each Portfolio as a percent of each such Portfolio’s average net assets are as follows:

Net Management Fees Paid
Ivy Funds VIP Asset Strategy	0.68%
Ivy Funds VIP Dividend Opportunities	0.70%
Ivy Funds VIP Energy	0.85%
Ivy Funds VIP Global Natural Resources	1.00%
Ivy Funds VIP High Income	0.58%
Ivy Funds VIP Mid Cap Growth	0.83%
Ivy Funds VIP Science and Technology	0.83%
Ivy Funds VIP Small Cap Growth	0.83%

A discussion regarding the basis of the approval by the Board of the renewal of the advisory contract of each of the Portfolios is available in the Trust’s Annual Report to Shareholders for the period ended December 31, 2012.

The Trust has adopted a Service Plan (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Portfolio may pay daily a fee to Waddell & Reed, Inc. (Waddell & Reed), an affiliate of WRIMCO and the Trust’s principal underwriter, in an amount not to exceed 0.25% of the Portfolio’s average annual net assets. The fee is to be paid to compensate Waddell & Reed and unaffiliated third parties for amounts expended in connection with the provision of personal services to Policyowners. These fees are paid out of the Portfolio’s assets on an on-going basis, and over time, these fees will increase the cost of the investment and may cost you more than paying other types of sales charges. Waddell & Reed has voluntarily agreed to waive sufficient 12b-1 fees for Ivy Funds VIP Mid Cap Growth to cap the expenses for that Portfolio at 1.10%. Waddell & Reed may amend or terminate this voluntary waiver at any time without prior notice to shareholders.

In addition to commissions, Nationwide Life Insurance Company (Nationwide) and Minnesota Life Insurance Company (Minnesota Life) each pay Waddell & Reed compensation for providing administrative and marketing services. Nationwide pays compensation to Waddell & Reed on a monthly basis in an amount equal to 0.238% annually of the average daily account value of all variable annuity assets for Nationwide products distributed by Waddell & Reed prior to January 1, 2012, and 0.22% annually of the average daily account value of all variable annuity assets for Nationwide products distributed by Waddell & Reed after January 1, 2012. Minnesota Life pays compensation to Waddell & Reed on a quarterly basis in an amount equal to 0.25% annually of the average daily account value of all variable annuity assets for products distributed by Waddell & Reed.

Regulatory Matters

On July 24, 2006, WRIMCO, Waddell & Reed, Inc. and Waddell & Reed Services Company (collectively, W&R) reached a settlement with the SEC to resolve proceedings brought in connection with its investigation of frequent trading and market timing in certain funds within Waddell & Reed Advisors Funds.

56	Prospectus

Under the terms of the SEC’s cease-and desist order (SEC Order), pursuant to which W&R neither admitted nor denied any of the findings contained therein, among other provisions W&R agreed to pay $40 million in disgorgement and $10 million in civil money penalties.

The SEC Order further requires that the $50 million in settlement amounts will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with W&R, and that is agreed to by the SEC staff and for which the distribution methodology is acceptable to the Funds’ Disinterested Trustees. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which shareholders of certain Funds shall receive their proportionate share of losses, if any, suffered by those Funds due to market timing. Therefore, it is not currently possible to specify which particular Fund shareholders or groups of Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The foregoing is only a summary of the SEC Order. A copy of the SEC Order is available on the SEC’s website at http://www.sec.gov.

Prospectus	57

Buying and Selling Portfolio Shares

WHO CAN BUY SHARES OF THE PORTFOLIOS

Shares of the Portfolios are currently sold to the separate accounts of Participating Insurance Companies (Variable Accounts) to fund benefits payable under the Policies under the Trust’s “Mixed and Shared” Exemptive Order (Order). Permitting both variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio is known as “mixed funding.” Shares of the Portfolios are not sold to individual investors.

The Variable Accounts purchase shares of a Portfolio in accordance with Variable Account allocation instructions received from Policyowners. A Portfolio then uses the proceeds to buy securities for its portfolio.

Because Policies may have different provisions with respect to the timing and method of purchases and exchanges, Policyowners should contact their Participating Insurance Company directly for details concerning these transactions.

Please check with your Participating Insurance Company to determine if a Portfolio is available under your Policy. This Prospectus should be read in conjunction with the prospectus of the Variable Account of your specific Policy.

The Portfolios currently do not foresee any disadvantages to Policyowners arising out of the fact that the Portfolios may offer their shares to the Variable Accounts to fund benefits of their Policies. Nevertheless, as a condition of the Order, the Board will monitor events in order to identify any material irreconcilable conflicts that may arise (such as those arising from tax or other differences) and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more Variable Accounts might be required to withdraw their investments in one or more of the Portfolios and shares of another fund may be substituted. This might force a Portfolio to sell its securities at disadvantageous prices.

The principal underwriter of the Portfolios is Waddell & Reed.

Purchase Price

The purchase price of each share of a Portfolio is its NAV next determined after the order is received in good order by the Portfolio or its agent. No sales charge is imposed on the purchase of a Portfolio’s shares; however, your Policy may impose a sales charge. The NAV for a share of a Portfolio is determined by dividing the total market value of the securities and other assets of a Portfolio, less the liabilities of the Portfolio, by the total number of outstanding shares of the Portfolio. In general, NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE), normally 4 p.m. Eastern Time, on each day the NYSE is open for trading. Each Portfolio may reject any order to buy shares and may suspend the sale of shares at any time.

Net Asset Value

In the calculation of a Portfolio’s NAV:

■

The securities held by the Portfolio that are traded on an exchange are ordinarily valued at the last sale price on each day prior to the time of valuation as reported by the principal securities exchange on which the securities are traded or, if no sale is recorded, the average of the last bid and asked prices.

■

Stocks that are traded over-the-counter are valued using the NASDAQ Official Closing Price (NOCP), as determined by NASDAQ, or, lacking an NOCP, the last current reported sales price as of the time of valuation on NASDAQ or, lacking any current reported sales on NASDAQ, at the time of valuation at the average of the last bid and asked prices.

■

Bonds (including foreign bonds), convertible bonds, municipal bonds, U.S. government securities, mortgage-backed securities and swap agreements are ordinarily valued according to prices quoted by an independent pricing service.

■	Short-term debt securities are valued at amortized cost, which approximates market value.

■	Precious metals are valued at the last traded spot price for the appropriate metal immediately prior to the time of valuation.

■	Other investment assets for which market prices are unavailable or are not reflective of current market value are valued at their fair value by or at the direction of the Board, as discussed below.

The NAV per share of each Portfolio is normally computed daily as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a Portfolio may be priced at the close of the regular session of any other securities or commodities exchange on which that instrument is traded.

58	Prospectus

As noted in this Prospectus, certain Portfolios may invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of a Portfolio’s shares may be significantly affected on days when the Portfolio does not price its shares and when you are not able to purchase or redeem the Portfolio’s shares.

When a Portfolio believes a reported market price for a security does not reflect the amount the Portfolio would receive on a current sale of that security, the Portfolio may substitute for the market price a fair-value determination made according to procedures approved by the Board. A Portfolio also may use these procedures to value certain types of illiquid securities. In addition, fair value pricing generally will be used by a Portfolio if the exchange on which a security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the Portfolio’s NAV is calculated.

A Portfolio also may use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. Some Portfolios, such as Ivy Funds VIP Global Natural Resources and Ivy Funds VIP Asset Strategy, which may invest a significant portion of their assets in foreign securities (and, with respect to Ivy Funds VIP Asset Strategy, in derivatives on those securities), also may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Portfolio share prices that may not reflect developments in foreign securities or derivatives markets that occurred after the close of such market but prior to the pricing of Portfolio shares. In that case, such securities investments may be valued at their fair values as determined according to the procedures approved by the Board. Significant events include, but are not limited to, (1) events impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant U.S. or foreign market fluctuations.

The Portfolios have retained a third-party pricing service (the Service) to assist in fair valuing foreign securities and foreign derivatives (collectively, Foreign Securities), if any, held by the Portfolios. The Service conducts a screening process to indicate the degree of confidence, based on historical data, that the closing price in the principal market where a Foreign Security trades is not the current market value as of the close of the NYSE. For foreign securities where Waddell & Reed Services Company, each Portfolio’s transfer agent, doing business as WI Services Company (WISC), in accordance with guidelines adopted by the Board, believes, at the approved degree of confidence, that the price is not reflective of current market price, WISC may use the indication of fair value from the Service to determine the fair value of the Foreign Securities. The Service, the methodology or the degree of certainty may change from time to time. The Board regularly reviews, and WISC regularly monitors and reports to the Board, the Service’s pricing of the Portfolio’s Foreign Securities, as applicable.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event — thus potentially alleviating arbitrage opportunities with respect to Portfolio shares. Another effect of fair valuation on a Portfolio is that the Portfolio’s NAV will be subject, in part, to the judgment of the Board or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a Portfolio purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. The use of fair value pricing also may affect all shareholders in that if redemption proceeds or other payments based on the valuation of Portfolio assets were paid out differently due to fair value pricing, all shareholders will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see “Market Timing Policy.”

SELLING SHARES

Shares of the Portfolios may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received in good order by the Portfolio or its agent. The value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Portfolio’s investments at the time of the redemption.

Because Policies may have different provisions with respect to the timing and method of redemptions, Policyowners should contact their Participating Insurance Company directly for details concerning these transactions.

Redemptions are made at the NAV per share of the Portfolio next determined after receipt of the request to redeem from the Participating Insurance Company. Payment is generally made within seven days after receipt of a proper request to redeem. No fee

Prospectus	59

is charged to any Participating Insurance Company upon redemption of Portfolio shares. The Trust may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period if any of the following conditions exist:

■	the NYSE is closed other than customary weekend and holiday closings or trading on the NYSE is restricted

■	the SEC has determined that a state of emergency exists which may make payment or transfer not reasonably practicable

■	the SEC has permitted suspension of the right of redemption of shares for the protection of the security holders of the Trust

■	applicable laws and regulations otherwise permit the Trust to suspend payment on the redemption of shares

Redemptions are ordinarily made in cash.

Except as otherwise noted, and via the Participating Insurance Company, a Policyowner may indirectly sell shares and buy shares of another Portfolio within the Trust, also known as a transfer or an exchange privilege.

Market Timing Policy

The Portfolios are intended for long-term investment purposes. The Trust and/or the Participating Insurance Companies will take steps to seek to deter frequent purchases and/or redemptions in Portfolio shares (market timing activities). Market timing activities, especially those involving large dollar amounts, may disrupt Portfolio investment management and may increase expenses and negatively impact investment returns for all Portfolio shareholders, including long-term shareholders. Market timing activities also may increase the expenses of WISC and/or Waddell & Reed, thereby indirectly affecting the Portfolio’s shareholders.

Certain Portfolios may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a Portfolio invests a significant portion of its assets in foreign securities, the Portfolio may be susceptible to a time zone arbitrage strategy in which investors seek to take advantage of Portfolio share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Portfolio shares. A Portfolio that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage). Price arbitrage is more likely to occur in a Portfolio that invests a significant portion of its assets in small cap companies, such as Ivy Funds VIP Small Cap Growth, or in a Portfolio that invests a significant portion of its assets in high-yield fixed income securities, such as Ivy Funds VIP High Income.

To discourage market timing activities by investors, the Board has adopted a market timing policy and has approved the procedures of WISC, the Portfolios’ transfer agent, for implementing this policy. WISC’s procedures reflect the criteria that it has developed for purposes of identifying trading activity in Portfolio shares that may be indicative of market timing activities and outline how WISC will monitor transactions in Portfolio shares. In its monitoring of trading activity in Portfolio shares, on a periodic basis, WISC typically reviews Portfolio share transactions that exceed certain monetary thresholds and/or numerical transaction limits within a particular time period.

WISC will follow, monitor, and enforce excessive trading policies and procedures approved by the Board. Please see an example detailed below of trading activity that would be considered excessive and in violation of the Portfolios’ market timing policy:

WISC will monitor the number of roundtrip transactions in Portfolio shares. Any Policyowner that has more than two transactions that are considered a change in direction relative to a Portfolio within a time period determined by WISC may be restricted from making additional purchases of Portfolio shares. A change in direction is defined as any exchange or sale out of a Portfolio and a second change in direction is an exchange or purchase back into that Portfolio. Policyowners who reach this limit may be blocked from making additional purchases for 60 days. A second violation can result in a permanent block.

This example is not all inclusive of the trading activity that may be deemed to violate the Portfolios’ market timing policy and any trade that is determined as disruptive can lead to a temporary or permanent suspension of trading privileges, in WISC’s sole discretion.

In its attempt to identify market timing activities, WISC considers many factors, including (but not limited to) the example detailed above, and the frequency, size and/or timing of the investor’s transactions in Portfolio shares. If WISC identifies what it believes to be market timing activities, WISC and/or Waddell & Reed will coordinate with the applicable Participating Insurance Company so that it may notify the investors involved, reject or restrict a purchase or exchange order and/or prohibit those investors from making further purchases allocated to Portfolio shares. The Portfolios also may restrict their exchange privileges in order to protect Policyowners. Transactions placed in violation of the Portfolios’ market timing policy are not deemed accepted by the applicable Portfolio and may be cancelled or revoked by the Portfolio on the next business day following receipt by the Portfolio.

60	Prospectus

Due to the complexity and subjectivity involved in identifying market timing activities and the volume of shareholder transactions that WISC processes, there can be no assurance that the Portfolios’ and WISC’s policies and procedures will identify all trades or trading practices that may be considered market timing activity. WISC may modify its procedures for implementing the Portfolios’ market timing policy and/or its monitoring criteria at any time without prior notice. The Portfolios, WISC and/or Waddell & Reed shall not be liable for any loss resulting from rejected purchase orders or exchanges.

A Portfolio seeks to apply its market timing policy uniformly to all shareholders and prospective investors. Although the Portfolios, Waddell & Reed and WISC make efforts to monitor for market timing activities and will seek the assistance of the Participating Insurance Companies through which Portfolio shares are purchased or held, the Portfolios cannot always identify or detect excessive trading that may be facilitated by a Participating Insurance Company or made difficult to identify by the use of omnibus accounts by the Participating Insurance Companies, mainly due to the fact that the Participating Insurance Companies maintain the underlying Policyowner account, and the Portfolio must analyze omnibus account level activity and then request additional shareholder level activity on the underlying investors where omnibus account level activity warrants further review. Accordingly, there can be no assurance that the Portfolios will be able to eliminate all market timing activities.

Apart from actions taken by a Portfolio, Policyowners also may be subject to restrictions imposed under their Policies with respect to short-term trading and the trading restrictions imposed by the Participating Insurance Companies that maintain the underlying account(s).

A Portfolio’s market timing policy, in conjunction with the use of fair value pricing, is intended to reduce a Policyowner’s ability to engage in market timing activities, although there can be no assurance that a Portfolio will eliminate market timing activities.

Additional Compensation to Intermediaries

Waddell & Reed and/or its affiliates (collectively, Waddell) may make payments for marketing, promotional or related services by:

■	Participating Insurance Companies for whose Policies the Portfolios are underlying investment options or

■	broker-dealers and other financial intermediaries that sell Policies that include the Portfolios as underlying investment options.

These payments are often referred to as “revenue sharing payments.” The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Portfolios on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from Waddell’s own profits and may be in addition to any Rule 12b-1 payments, if applicable, that are paid by the Portfolios. Because revenue sharing payments are paid by Waddell, and not from the Portfolios’ assets, the amount of any revenue sharing payments is determined by Waddell.

In addition to the revenue sharing payments described above, Waddell may offer other incentives to sell Policies for which the Portfolios are investment options in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals.

The recipients of such incentives may include:

■	financial advisors affiliated with Waddell;

■	broker-dealers and other financial intermediaries that sell such Policies and

■	insurance companies that include shares of the Portfolios as underlying investment options.

Payments may be based on current or past sales of Policies investing in shares of the Portfolios, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for a Participating Insurance Company or intermediary or their employees or associated persons to recommend a particular Policy for which the Portfolios are underlying investment options instead of recommending options offered by competing insurance companies.

In addition, Waddell may compensate Participating Insurance Companies for administrative and shareholder services provided to Policyowners.

Notwithstanding the additional compensation described above, WRIMCO and all subadvisers to the Portfolios are prohibited from considering a broker-dealer’s sale of any of the Portfolios’ shares, or the inclusion of the Portfolios in a Policy provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for execution of Portfolio transactions.

Prospectus	61

Portfolio transactions nevertheless may be executed with broker-dealers who coincidentally may have assisted customers in the purchase of Policies for which the Portfolios are underlying investment options, issued by Participating Insurance Companies, although neither such assistance nor the volume of shares sold of the Portfolios or any affiliated investment company is a qualifying or disqualifying factor in WRIMCO’s or a subadvisor’s selection of such broker-dealer for portfolio transaction execution.

The Participating Insurance Company that provides your Policy also may provide similar compensation to broker-dealers and other financial intermediaries in order to promote the sale of such Policies. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.

62	Prospectus

Distributions and Taxes

Distributions

Each Portfolio distributes substantially all of its net investment income and net realized capital gains to its shareholders each year. Usually, a Portfolio distributes net investment income at the following times:

Declared and paid annually in May:

Net investment income from all other Portfolios and net realized long-term and/or short-term capital gains from all Portfolios.

Dividends are paid by each Portfolio in additional full and fractional shares of the Portfolio.

All distributions from net realized long-term and/or short-term capital gains, if any, of each Portfolio, are declared and paid annually in May in additional full and fractional shares of the Portfolio.

Taxes

Each Portfolio is treated as a separate corporation, and intends to continue to qualify to be treated as a regulated investment company (RIC), for Federal tax purposes. A Portfolio will be so treated if it meets specified Federal income tax rules, including requirements regarding types of investments, limits on investments, types of income and distributions. A Portfolio that satisfies those requirements is not taxed at the entity level on the net income and net realized gains it distributes to its shareholders.

It is important for each Portfolio to maintain its RIC status (and to satisfy certain other requirements), because the Portfolio shareholders, which are the Variable Accounts, will then be able to use a “look-through” rule in determining whether the Variable Accounts meet the investment diversification rules that apply to them. If a Portfolio failed to meet those diversification rules, owners of Policies indirectly funded through the Portfolio would be taxed immediately on the accumulated investment earnings under their Policies and would lose any benefit of tax deferral. Accordingly, WISC monitors each Portfolio’s compliance with the applicable RIC qualification and Variable Account diversification rules.

You will find additional information in the SAI about Federal income tax considerations generally affecting the Portfolios.

Because the only shareholders of the Portfolios are the Variable Accounts, no further discussion is included here as to the Federal income tax consequences to the Portfolios’ shareholders. For information concerning the Federal tax consequences to Policyowners, see the applicable prospectus for your Policy. Prospective investors are urged to consult with their tax advisors.

Prospectus	63

This page left blank intentionally.

64	Prospectus

Ivy Funds Variable Insurance Portfolios

Financial Highlights

The following information is to help you understand the financial performance of each Portfolio’s shares for the fiscal periods shown. Certain information reflects financial results for a single Portfolio share. Total return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and other distributions. This information has been audited by Deloitte & Touche LLP, whose Report of Independent Registered Public Accounting Firm, along with each Portfolio’s financial statements and financial highlights for the fiscal period ended December 31, 2012, is included in the Trust’s Annual Report to Shareholders, which is available upon request.

Prospectus	65

IVY FUNDS VIP	FOR A SHARE OF CAPITAL STOCK

OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Asset Strategy
Year ended 12-31-2012	$9.11	$0.18	(3)	$1.55	$1.73	$(0.11)	$—	$(0.11)
Year ended 12-31-2011	9.91	0.06	(3)	(0.76)	(0.70)	(0.10)	—	(0.10)
Year ended 12-31-2010	9.23	0.09		0.69	0.78	(0.10)	—	(0.10)
Year ended 12-31-2009	8.27	0.08		1.82	1.90	(0.03)	(0.91)	(0.94)
Year ended 12-31-2008	12.32	0.10		(3.29)	(3.19)	(0.05)	(0.81)	(0.86)
Dividend Opportunities
Year ended 12-31-2012	6.47	0.14	(3)	0.71	0.85	(0.08)	—	(0.08)
Year ended 12-31-2011	6.86	0.09	(3)	(0.41)	(0.32)	(0.07)	—	(0.07)
Year ended 12-31-2010	5.96	0.07		0.90	0.97	(0.07)	—	(0.07)
Year ended 12-31-2009	5.11	0.06		0.84	0.90	(0.05)	—	(0.05)
Year ended 12-31-2008	8.00	0.04		(2.91)	(2.87)	(0.01)	(0.01)	(0.02)
Energy
Year ended 12-31-2012	5.81	(0.01	)(3)	0.09	0.08	—	—	—
Year ended 12-31-2011	6.39	(0.02	)(3)	(0.56)	(0.58)	—	—	—
Year ended 12-31-2010	5.26	(0.01)		1.16	1.15	(0.02)	—	(0.02)
Year ended 12-31-2009	3.74	0.02		1.50	1.52	—	—	—
Year ended 12-31-2008	6.97	(0.01)		(3.21)	(3.22)	— *	(0.01)	(0.01)
Global Natural Resources
Year ended 12-31-2012	5.29	(0.01	)(3)	0.07	0.06	—	(0.31)	(0.31)
Year ended 12-31-2011	6.73	(0.01	)(3)	(1.43)	(1.44)	—	—	—
Year ended 12-31-2010	5.75	(0.02)		1.00	0.98	—	—	—
Year ended 12-31-2009	3.31	(0.02)		2.46	2.44	—	—	—
Year ended 12-31-2008	10.08	0.01		(6.23)	(6.22)	(0.11)	(0.44)	(0.55)

*	Not shown due to rounding.

(1)	Based on net asset value. Total returns for periods less than one year are not annualized.

(2)	Ratios excluding expense waivers are included only for periods in which the Portfolio had waived or reimbursed expenses.

(3)	Based on average weekly shares outstanding.

66	Prospectus

	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(2)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(2)	Portfolio Turnover Rate
Asset Strategy
Year ended 12-31-2012	$10.73	19.18%	$1,345	1.00%	1.83%	1.01%	1.82%	49%
Year ended 12-31-2011	9.11	-7.21	1,197	0.99	0.62	1.00	0.61	57
Year ended 12-31-2010	9.91	8.68	1,295	1.02	1.07	1.03	1.06	104
Year ended 12-31-2009	9.23	25.04	1,095	1.05	1.17	1.06	1.16	113
Year ended 12-31-2008	8.27	-25.79	678	1.04	1.02	1.05	1.01	190
Dividend Opportunities
Year ended 12-31-2012	7.24	13.18	386	1.01	1.95	—	—	43
Year ended 12-31-2011	6.47	-4.69	343	1.00	1.30	—	—	45
Year ended 12-31-2010	6.86	16.37	296	1.02	1.37	—	—	44
Year ended 12-31-2009	5.96	17.88	201	1.05	1.48	—	—	31
Year ended 12-31-2008	5.11	-35.91	123	1.07	0.92	—	—	35
Energy
Year ended 12-31-2012	5.89	1.38	67	1.25	-0.18	—	—	38
Year ended 12-31-2011	5.81	-9.08	62	1.24	-0.36	—	—	14
Year ended 12-31-2010	6.39	21.96	44	1.28	-0.25	—	—	27
Year ended 12-31-2009	5.26	40.48	31	1.01	0.35	1.33	0.03	15
Year ended 12-31-2008	3.74	-46.15	20	1.14	-0.15	1.31	-0.32	10
Global Natural Resources
Year ended 12-31-2012	5.04	1.89	180	1.36	-0.13	—	—	102
Year ended 12-31-2011	5.29	-21.45	184	1.37	-0.14	—	—	100
Year ended 12-31-2010	6.73	17.06	236	1.37	-0.31	—	—	117
Year ended 12-31-2009	5.75	73.64	192	1.45	-0.56	—	—	101
Year ended 12-31-2008	3.31	-61.46	69	1.43	-0.08	—	—	206

Prospectus	67

IVY FUNDS VIP	FOR A SHARE OF CAPITAL STOCK

OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
High Income
Year ended 12-31-2012	$3.42	$0.29	(3)	$0.33	$0.62	$(0.24)	$—	$(0.24)
Year ended 12-31-2011	3.49	0.28	(3)	(0.09)	0.19	(0.26)	—	(0.26)
Year ended 12-31-2010	3.30	0.27		0.19	0.46	(0.27)	—	(0.27)
Year ended 12-31-2009	2.48	0.25		0.84	1.09	(0.27)	—	(0.27)
Year ended 12-31-2008	3.20	0.28		(0.98)	(0.70)	(0.02)	—	(0.02)
Mid Cap Growth
Year ended 12-31-2012	8.37	(0.02	)(3)	1.07	1.05	—	(0.88)	(0.88)
Year ended 12-31-2011	8.69	(0.03	)(3)	0.01	(0.02)	— *	(0.30)	(0.30)
Year ended 12-31-2010	6.61	0.00		2.08	2.08	— *	—	— *
Year ended 12-31-2009	4.51	0.00		2.10	2.10	—	—	—
Year ended 12-31-2008	7.21	0.00		(2.61)	(2.61)	— *	(0.09)	(0.09)
Science and Technology
Year ended 12-31-2012	15.25	(0.12	)(3)	4.22	4.10	—	(1.25)	(1.25)
Year ended 12-31-2011	16.73	(0.13	)(3)	(0.75)	(0.88)	—	(0.60)	(0.60)
Year ended 12-31-2010	15.30	(0.08)		1.96	1.88	—	(0.45)	(0.45)
Year ended 12-31-2009	11.43	0.01		4.73	4.74	—	(0.87)	(0.87)
Year ended 12-31-2008	17.98	(0.03)		(6.08)	(6.11)	—	(0.44)	(0.44)
Small Cap Growth
Year ended 12-31-2012	9.34	(0.08	)(3)	0.57	0.49	—	(0.23)	(0.23)
Year ended 12-31-2011	10.53	(0.10	)(3)	(1.00)	(1.10)	—	(0.09)	(0.09)
Year ended 12-31-2010	8.17	(0.07)		2.43	2.36	—	—	—
Year ended 12-31-2009	6.09	(0.06)		2.17	2.11	(0.03)	—	(0.03)
Year ended 12-31-2008	10.24	0.03		(4.05)	(4.02)	—	(0.13)	(0.13)

*	Not shown due to rounding.

(1)	Based on net asset value. Total returns for periods less than one year are not annualized.

(2)	Ratios excluding expense waivers are included only for periods in which the Portfolio had waived or reimbursed expenses.

(3)	Based on average weekly shares outstanding.

68	Prospectus

	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(2)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(2)	Portfolio Turnover Rate
High Income
Year ended 12-31-2012	$3.80	18.64%	$449	0.89%	7.86%	0.94%	7.81%	91%
Year ended 12-31-2011	3.42	5.26	272	0.90	8.01	0.95	7.96	78
Year ended 12-31-2010	3.49	14.86	243	0.91	8.27	0.96	8.22	108
Year ended 12-31-2009	3.30	46.42	214	0.93	9.15	0.98	9.10	74
Year ended 12-31-2008	2.48	-21.82	147	0.91	8.72	0.96	8.67	37
Mid Cap Growth
Year ended 12-31-2012	8.54	13.56	264	1.12	-0.27	1.17	-0.32	35
Year ended 12-31-2011	8.37	-0.56	173	1.16	-0.32	1.18	-0.34	49
Year ended 12-31-2010	8.69	31.56	142	1.17	0.01	1.19	-0.01	44
Year ended 12-31-2009	6.61	46.66	92	1.21	0.03	1.23	0.01	33
Year ended 12-31-2008	4.51	-36.23	49	1.23	-0.06	1.24	-0.07	46
Science and Technology
Year ended 12-31-2012	18.10	27.83	334	1.15	-0.67	1.17	-0.69	44
Year ended 12-31-2011	15.25	-5.77	279	1.16	-0.77	1.18	-0.79	50
Year ended 12-31-2010	16.73	12.75	326	1.16	-0.48	1.18	-0.50	27
Year ended 12-31-2009	15.30	43.84	316	1.19	0.06	1.21	0.04	65
Year ended 12-31-2008	11.43	-33.89	226	1.16	-0.21	1.18	-0.23	62
Small Cap Growth
Year ended 12-31-2012	9.60	5.17	448	1.14	-0.80	1.16	-0.82	85
Year ended 12-31-2011	9.34	-10.60	350	1.14	-0.95	1.16	-0.97	80
Year ended 12-31-2010	10.53	28.85	419	1.14	-0.83	1.16	-0.85	60
Year ended 12-31-2009	8.17	34.72	356	1.17	-0.88	1.19	-0.90	44
Year ended 12-31-2008	6.09	-39.18	290	1.14	0.32	1.16	0.30	82

Prospectus	69

Appendix A: Hypothetical Investment and Expense Information

The following charts provide additional hypothetical information about the effect of each Portfolio’s expenses, including investment advisory fees and other Portfolio costs, on the Portfolio’s assumed returns over a ten-year period.

Each chart shows the estimated cumulative expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of shares. Each chart also assumes that the Portfolio’s annual expense ratio stays the same throughout the ten-year period and that all dividends and other distributions are reinvested. The annual expense ratio used in each chart is the same as stated in the “Fees and Expenses” table of this Prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below. The charts do not reflect any fees and expenses imposed under the variable annuity contracts or variable life insurance policies through which the Portfolios are offered. If these fees and expenses were reflected, the hypothetical investment returns shown would be lower.

Ivy Funds VIP Asset Strategy

Annual expense ratio			1.01%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 103.01	$10,399.00
2	10,399.00	519.95	10,918.95	107.13	10,813.92
3	10,813.92	540.70	11,354.62	111.40	11,245.40
4	11,245.40	562.27	11,807.67	115.84	11,694.09
5	11,694.09	584.70	12,278.79	120.47	12,160.68
6	12,160.68	608.03	12,768.71	125.27	12,645.89
7	12,645.89	632.29	13,278.19	130.27	13,150.46
8	13,150.46	657.52	13,807.99	135.47	13,675.17
9	13,675.17	683.76	14,358.92	140.87	14,220.81
10	14,220.81	711.04	14,931.85	146.50	14,788.22
Cumulative Total				$1,236.24

Ivy Funds VIP Dividend Opportunities

Annual expense ratio			1.01%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 103.01	$10,399.00
2	10,399.00	519.95	10,918.95	107.13	10,813.92
3	10,813.92	540.70	11,354.62	111.40	11,245.40
4	11,245.40	562.27	11,807.67	115.84	11,694.09
5	11,694.09	584.70	12,278.79	120.47	12,160.68
6	12,160.68	608.03	12,768.71	125.27	12,645.89
7	12,645.89	632.29	13,278.19	130.27	13,150.46
8	13,150.46	657.52	13,807.99	135.47	13,675.17
9	13,675.17	683.76	14,358.92	140.87	14,220.81
10	14,220.81	711.04	14,931.85	146.50	14,788.22
Cumulative Total				$1,236.24

70	Prospectus

Ivy Funds VIP Energy

Annual expense ratio			1.25%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 127.34	$10,375.00
2	10,375.00	518.75	10,893.75	132.12	10,764.06
3	10,764.06	538.20	11,302.27	137.07	11,167.71
4	11,167.71	558.39	11,726.10	142.21	11,586.50
5	11,586.50	579.33	12,165.83	147.55	12,021.00
6	12,021.00	601.05	12,622.05	153.08	12,471.79
7	12,471.79	623.59	13,095.37	158.82	12,939.48
8	12,939.48	646.97	13,586.45	164.78	13,424.71
9	13,424.71	671.24	14,095.94	170.96	13,928.13
10	13,928.13	696.41	14,624.54	177.37	14,450.44
Cumulative Total				$1,511.30

Ivy Funds VIP Global Natural Resources

Annual expense ratio			1.36%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 138.48	$10,364.00
2	10,364.00	518.20	10,882.20	143.52	10,741.25
3	10,741.25	537.06	11,278.31	148.74	11,132.23
4	11,132.23	556.61	11,688.84	154.15	11,537.44
5	11,537.44	576.87	12,114.32	159.76	11,957.41
6	11,957.41	597.87	12,555.28	165.58	12,392.66
7	12,392.66	619.63	13,012.29	171.61	12,843.75
8	12,843.75	642.19	13,485.94	177.85	13,311.26
9	13,311.26	665.56	13,976.83	184.33	13,795.79
10	13,795.79	689.79	14,485.58	191.04	14,297.96
Cumulative Total				$1,635.06

Prospectus	71

Ivy Funds VIP High Income

Annual expense ratio			0.94%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 95.91	$10,406.00
2	10,406.00	520.30	10,926.30	99.80	10,828.48
3	10,828.48	541.42	11,369.91	103.85	11,268.12
4	11,268.12	563.41	11,831.53	108.07	11,725.61
5	11,725.61	586.28	12,311.89	112.46	12,201.67
6	12,201.67	610.08	12,811.75	117.02	12,697.05
7	12,697.05	634.85	13,331.91	121.78	13,212.55
8	13,212.55	660.63	13,873.18	126.72	13,748.98
9	13,748.98	687.45	14,436.43	131.86	14,307.19
10	14,307.19	715.36	15,022.55	137.22	14,888.06
Cumulative Total				$1,154.69

Ivy Funds VIP Mid Cap Growth

Annual expense ratio			1.17%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 119.24	$10,383.00
2	10,383.00	519.15	10,902.15	123.81	10,780.67
3	10,780.67	539.03	11,319.70	128.55	11,193.57
4	11,193.57	559.68	11,753.25	133.47	11,622.28
5	11,622.28	581.11	12,203.40	138.58	12,067.42
6	12,067.42	603.37	12,670.79	143.89	12,529.60
7	12,529.60	626.48	13,156.08	149.40	13,009.48
8	13,009.48	650.47	13,659.96	155.13	13,507.74
9	13,507.74	675.39	14,183.13	161.07	14,025.09
10	14,025.09	701.25	14,726.35	167.24	14,562.25
Cumulative Total				$1,420.38

72	Prospectus

Ivy Funds VIP Science and Technology

Annual expense ratio			1.17%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 119.24	$10,383.00
2	10,383.00	519.15	10,902.15	123.81	10,780.67
3	10,780.67	539.03	11,319.70	128.55	11,193.57
4	11,193.57	559.68	11,753.25	133.47	11,622.28
5	11,622.28	581.11	12,203.40	138.58	12,067.42
6	12,067.42	603.37	12,670.79	143.89	12,529.60
7	12,529.60	626.48	13,156.08	149.40	13,009.48
8	13,009.48	650.47	13,659.96	155.13	13,507.74
9	13,507.74	675.39	14,183.13	161.07	14,025.09
10	14,025.09	701.25	14,726.35	167.24	14,562.25
Cumulative Total				$1,420.38

Ivy Funds VIP Small Cap Growth

Annual expense ratio			1.16%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 118.23	$10,384.00
2	10,384.00	519.20	10,903.20	122.77	10,782.75
3	10,782.75	539.14	11,321.88	127.48	11,196.80
4	11,196.80	559.84	11,756.64	132.38	11,626.76
5	11,626.76	581.34	12,208.10	137.46	12,073.23
6	12,073.23	603.66	12,676.89	142.74	12,536.84
7	12,536.84	626.84	13,163.68	148.22	13,018.25
8	13,018.25	650.91	13,669.17	153.91	13,518.16
9	13,518.16	675.91	14,194.06	159.82	14,037.25
10	14,037.25	701.86	14,739.12	165.96	14,576.28
Cumulative Total				$1,408.96

Prospectus	73

This page left blank intentionally.

74	Prospectus

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

K&L Gates LLP

1601 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

1100 Walnut Street, Suite 3300

Kansas City, Missouri 64106

Investment Manager

Waddell & Reed Investment Management Company

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

888.WADDELL

Underwriter

Waddell & Reed, Inc.

6300 Lamar Avenue

P.O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

888.WADDELL

Transfer Agent

WI Services Company

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

888.WADDELL

Accounting Services Agent

WI Services Company

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

888.WADDELL

Our INTERNET address is:

http://www.waddell.com

Prospectus	75

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS

You can get more information about each Portfolio in the —

■

Statement of Additional Information (SAI), which contains detailed information about the Portfolio, particularly the investment policies and practices. You may not be aware of important information about a Portfolio unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

■

Annual and Semiannual Reports to Shareholders, which detail the Portfolio’s actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected a Portfolio’s performance during the year covered by the report.

To request a copy of the current SAI or copies of a Portfolio’s most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Trust or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports also may be requested via email at IMCompliance@waddell.com and are available, without charge, at www.waddell.com.

Information about the Portfolios (including each Portfolio’s current SAI and most recent Annual and Semiannual Reports) is available from the SEC’s web site at http://www.sec.gov and also may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC’s Public Reference Room, Room 1580, 100 F Street, N.E., Washington, D.C., 20549-1520. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202.551.8090.

WADDELL & REED, INC.

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

888.WADDELL

The Trust’s SEC file number is: 811-5017.

76	Prospectus

Prospectus

IVY FUNDS VARIABLE

INSURANCE PORTFOLIOS

APRIL 30, 2013

DOMESTIC EQUITY PORTFOLIOS	GLOBAL/INTERNATIONAL PORTFOLIOS

Ivy Funds VIP Core Equity

Ivy Funds VIP Growth

Ivy Funds VIP Micro Cap Growth

Ivy Funds VIP Mid Cap Growth

Ivy Funds VIP Small Cap Growth

Ivy Funds VIP Small Cap Value

Ivy Funds VIP Value

FIXED INCOME PORTFOLIO

Ivy Funds VIP High Income

Ivy Funds VIP International Core Equity

Ivy Funds VIP International Growth

SPECIALTY PORTFOLIOS

Ivy Funds VIP Asset Strategy

Ivy Funds VIP Balanced

Ivy Funds VIP Global Natural Resources

Ivy Funds VIP Science and Technology

Ivy Funds Variable Insurance Portfolios (Trust) is a management investment company, commonly known as a mutual fund, that has twenty-six separate portfolios (each, a Portfolio, and collectively, the Portfolios), each with separate objectives and investment policies. This Prospectus offers fourteen Portfolios of the Trust.

This Prospectus contains concise information about the Portfolios of which you should be aware before applying for certain variable life insurance policies and variable annuity contracts (collectively, Policies) offered by certain select insurance companies (Participating Insurance Companies). This Prospectus should be read together with the prospectus for the particular Policy.

The Securities and Exchange Commission has not approved or disapproved these securities, or determined whether this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

PORTFOLIO SUMMARIES — DOMESTIC EQUITY PORTFOLIOS
3	Ivy Funds VIP Core Equity
7	Ivy Funds VIP Growth
11	Ivy Funds VIP Micro Cap Growth
15	Ivy Funds VIP Mid Cap Growth
18	Ivy Funds VIP Small Cap Growth
22	Ivy Funds VIP Small Cap Value
26	Ivy Funds VIP Value

PORTFOLIO SUMMARY — FIXED INCOME PORTFOLIO
30	Ivy Funds VIP High Income

PORTFOLIO SUMMARIES — GLOBAL/INTERNATIONAL PORTFOLIOS
34	Ivy Funds VIP International Core Equity
38	Ivy Funds VIP International Growth

PORTFOLIO SUMMARIES — SPECIALTY PORTFOLIOS
42	Ivy Funds VIP Asset Strategy
48	Ivy Funds VIP Balanced
52	Ivy Funds VIP Global Natural Resources
57	Ivy Funds VIP Science and Technology

61	More About the Portfolios
61	Additional Information about Principal Investment Strategies, Other Investments and Risks
74	Additional Investment Considerations
75	Defining Risks
83	The Management of the Portfolios
89	Buying and Selling Portfolio Shares
94	Distributions and Taxes
95	Financial Highlights
102	Appendix A: Hypothetical Investment and Expense Information

2	Prospectus

Ivy Funds VIP Core Equity

Objective

To seek to provide capital growth and appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management Fees	0.70%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	1.02%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$104	$325	$563	$1,248

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 53% of the average value of its portfolio.

Principal Investment Strategies

Ivy Funds VIP Core Equity seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities, primarily in common stocks of large cap companies that Waddell & Reed Investment Management Company (WRIMCO), the Portfolio’s investment manager, believes have dominant market positions in their industries. Large cap companies typically are companies with market capitalizations of at least $10 billion at the time of acquisition. The Portfolio invests in securities that have the potential for capital appreciation, or that WRIMCO expects to resist market decline. Although the Portfolio typically invests in securities issued by large cap companies, it may invest in securities issued by companies of any size.

WRIMCO believes that long-term earnings power relative to market expectations is an important component for stock performance. WRIMCO utilizes both a top-down (assess the market environment) and a bottom-up (research individual issuers) analysis in its securities-selection process. Through its bottom-up stock selection, WRIMCO searches for companies for which it believes market expectations are too low with regard to the company’s ability to grow its business. In selecting securities for the Portfolio, WRIMCO may consider whether a company has new products to introduce, has undergone cost restructuring or a management change, or has improved its execution, among other factors.

Domestic Equity Portfolios	Prospectus	3

From a top-down perspective, WRIMCO seeks to identify current trends or themes which indicate specific industries that have the potential to experience multi-year growth. Once identified, WRIMCO seeks to invest for the Portfolio in what it believes to be dominant companies that will benefit from these trends or themes, including companies that WRIMCO believes have long-term earnings potential greater than market expectations. WRIMCO considers various thematic factors, including major macro-economic and political forces, cyclical inflections, changes in consumer behavior and technology shifts.

The Portfolio typically holds a limited number of stocks (generally 40 to 50).

Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio will have an indirect exposure to foreign markets through investments in these companies.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. Among other factors, WRIMCO considers whether, in its opinion, the security has fully appreciated according to WRIMCO’s forecast, has ceased to offer the prospect of significant growth potential, has had its competitive barriers diminished, has seen its earnings catalyst lose its impact, or has performed below WRIMCO’s expectations regarding the security’s long-term earnings potential. WRIMCO also may sell a security to reduce the Portfolio’s holding in that security if that issuer’s competitive advantage has diminished or if the Portfolio’s portfolio managers lose conviction in a previously identified trend or theme, to take advantage of what it believes to be more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.

A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:

■	Company Risk. A company may perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

■

Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■

Holdings Risk. The Portfolio typically holds a limited number of stocks (generally 40 to 50). As a result, the appreciation or depreciation of any one security held by the Portfolio will have a greater impact on the Portfolio’s net asset value (NAV) than it would if the Portfolio invested in a larger number of securities.

■

Large Company Risk. Large capitalization companies may go in and out of favor based on market and economic conditions. Large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies.

■

Management Risk. Portfolio performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Portfolio’s holdings and the Portfolio may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Portfolio’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Portfolio. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Portfolio.

4	Prospectus	Domestic Equity Portfolios

Performance

The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for the Portfolio. The table shows the average annual total returns for the Portfolio and also compares the performance with those of a broad-based securities market index and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call 888.WADDELL for the Portfolio’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 17.59% (the third quarter of 2009) and the lowest quarterly return was -20.48% (the fourth quarter of 2008).

Average Annual Total Returns

as of December 31, 2012	1 Year	5 Years	10 Years
Shares of Ivy Funds VIP Core Equity	18.60%	3.35%	8.22%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	7.10%
Lipper Variable Annuity Large-Cap Core Funds Universe Average (net of fees and expenses)	15.02%	0.53%	6.55%

Investment Adviser

The Portfolio is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Managers

Erik R. Becker, Senior Vice President of WRIMCO, and Gustaf C. Zinn, Senior Vice President of WRIMCO, have managed the Portfolio since July 2006.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies to fund benefits payable under the Policies.

The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after the order is received in proper form on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Tax Information

Because the Portfolio currently only sells its shares to separate accounts of Participating Insurance Companies, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.

Domestic Equity Portfolios	Prospectus	5

Payments to Broker-Dealers and other Financial Intermediaries

The Portfolio and its related companies may make payments to a Participating Insurance Company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the Participating Insurance Company or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a Participating Insurance Company to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

6	Prospectus	Domestic Equity Portfolios

Ivy Funds VIP Growth

Objective

To seek to provide growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management Fees	0.70%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.05%
Total Annual Portfolio Operating Expenses	1.00%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$318	$552	$1,225

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 47% of the average value of its portfolio.

Principal Investment Strategies

Ivy Funds VIP Growth seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks issued by large capitalization companies that Waddell & Reed Investment Management Company (WRIMCO), the Portfolio’s investment manager, believes are high-quality, growth-oriented companies with appreciation possibilities. Large capitalization companies typically are companies with market capitalizations of at least $10 billion at the time of acquisition. Growth oriented companies are those whose earnings WRIMCO believes are likely to grow faster than the economy. The Portfolio seeks to generate solid returns while striving, when reasonably possible, to protect against downside risks.

WRIMCO primarily utilizes a bottom-up strategy in selecting securities for the Portfolio and seeks companies that it believes have dominant market positions and established competitive advantages. WRIMCO believes that these characteristics can help to mitigate competition and lead to more sustainable revenue and earnings growth.

WRIMCO attempts to focus on companies operating in large, growing, addressable markets (generally, the potential markets for their goods and services) whose competitive market position WRIMCO believes will allow them to grow faster than the general economy. The key factors WRIMCO typically analyzes consist of: a company’s brand equity, balance sheet, proprietary technology,

Domestic Equity Portfolios	Prospectus	7

economies of scale, strength of management, and level of intra- and inter-industry competition; the threat of substitute products; and the interaction and bargaining power between a company, its customers, suppliers and competitors. The Portfolio typically holds a limited number of stocks (generally 45 to 60).

Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio will have an indirect exposure to foreign markets through investments in these companies.

In general, WRIMCO may sell a security when, in WRIMCO’s opinion, a company experiences deterioration in its growth and/or profitability characteristics, or a fundamental breakdown of its sustainable competitive advantages. WRIMCO also may sell a security if it believes that the security no longer presents sufficient appreciation potential; this may be caused by, or be an effect of, changes in the industry of the issuer, loss by the company of its competitive position, and/or poor use of resources. WRIMCO also may sell a security to reduce the Portfolio’s holding in that security, to take advantage of what it believes to be more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.

A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:

■	Company Risk. A company may perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

■

Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■

Holdings Risk. The Portfolio typically holds a limited number of stocks (generally 45 to 60), and the Portfolio’s managers also tend to invest a significant portion of the Portfolio’s total assets in a limited number of stocks. As a result, the appreciation or depreciation of any one security held by the Portfolio will have a greater impact on the Portfolio’s net asset value (NAV) than it would if the Portfolio invested in a larger number of securities or if the Portfolio’s managers invested a greater portion of the Portfolio’s total assets in a larger number of stocks.

■

Large Company Risk. Large capitalization companies may go in and out of favor based on market and economic conditions. Large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies.

■

Management Risk. Portfolio performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Portfolio’s holdings and the Portfolio may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Portfolio’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Portfolio. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Portfolio.

8	Prospectus	Domestic Equity Portfolios

Performance

The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for the Portfolio. The table shows the average annual total returns for the Portfolio and also compares the performance with those of a broad-based securities market index and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Prior to April 30, 2012, the Portfolio’s investment objective was to seek capital growth, with current income as a secondary objective. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide growth of capital.

The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call 888.WADDELL for the Portfolio’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 14.22% (the first quarter of 2012) and the lowest quarterly return was -20.44% (the fourth quarter of 2008).

Average Annual Total Returns

as of December 31, 2012	1 Year	5 Years	10 Years
Shares of Ivy Funds VIP Growth	12.75%	0.97%	6.97%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	15.26%	3.12%	7.52%
Lipper Variable Annuity Large-Cap Growth Funds Universe Average (net of fees and expenses)	16.00%	1.45%	7.23%

Investment Adviser

The Portfolio is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Managers

Daniel P. Becker, Senior Vice President of WRIMCO, has managed the Portfolio since June 2006 and Philip J. Sanders, Senior Vice President and Chief Investment Officer of WRIMCO, has managed the Portfolio since August 1998.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies to fund benefits payable under the Policies.

The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after the order is received in proper form on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Domestic Equity Portfolios	Prospectus	9

Tax Information

Because the Portfolio currently only sells its shares to separate accounts of Participating Insurance Companies, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.

Payments to Broker-Dealers and other Financial Intermediaries

The Portfolio and its related companies may make payments to a Participating Insurance Company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the Participating Insurance Company or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a Participating Insurance Company to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

10	Prospectus	Domestic Equity Portfolios

Ivy Funds VIP Micro Cap Growth

Objective

To seek to provide growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management Fees	0.95%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.15%
Total Annual Portfolio Operating Expenses	1.35%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$137	$428	$739	$1,624

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 52% of the average value of its portfolio.

Principal Investment Strategies

Ivy Funds VIP Micro Cap Growth seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of micro cap companies. Micro cap companies typically are companies with float-adjusted market capitalizations below $1 billion at the time of acquisition. The Portfolio primarily invests in common stock, which may include common stocks that are offered in initial public offerings (IPOs).

In selecting equity securities for the Portfolio, Wall Street Associates, LLC (WSA), the Portfolio’s investment subadviser, utilizes a bottom-up stock selection process and seeks to invest in securities of companies that it believes exhibit extraordinary earnings growth, earnings surprise potential, fundamental strength and management vision.

Generally, in determining whether to sell a security, WSA uses the same type of analysis that it uses in buying securities. For example, WSA may sell a security if it determines that the issuer’s growth and/or profitability characteristics are deteriorating or the issuer no longer maintains a competitive advantage, when more attractive investment opportunities arise, when WSA believes a company’s valuation has become unattractive relative to industry leaders and industry-specific metrics, to reduce the Portfolio’s holding in that security or its exposure to a particular sector, or to raise cash.

Domestic Equity Portfolios	Prospectus	11

Principal Investment Risks

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.

A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:

■	Company Risk. A company may perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■

Initial Public Offering Risk. Investments in IPOs can have a significant positive impact on the Portfolio’s performance; however, any positive effect of investments in IPOs may not be sustainable because of a number of factors. Namely, the Portfolio may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the Portfolio may not be able to buy the shares at the commencement of the offering, and the general availability and performance of IPOs are dependent on market psychology and economic conditions. To the extent that IPOs have had a significant impact on the Portfolio’s performance, such may not be able to be replicated in the future. The relative performance impact of IPOs is also likely to decline as the Portfolio grows.

■

Liquidity Risk. Generally, a security is liquid if the Portfolio is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Portfolio may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price.

■

Management Risk. Portfolio performance is primarily dependent on WSA’s skill in evaluating and managing the Portfolio’s holdings and the Portfolio may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Portfolio’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the net asset values (NAVs) of many mutual funds, including to some extent the Portfolio. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Portfolio.

■

Small Company Risk. Securities of small to micro capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations and such securities may be more affected than other types of securities by the underperformance of a sector during market downturns. In some cases, there could be difficulties in selling securities of small to micro capitalization companies at the desired time.

Performance

The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for the Portfolio. The table shows the average annual total returns for the Portfolio and also compares the performance with those of two broad-based securities market indices and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.

Performance prior to September 22, 2003, reflects the performance of the Advantus Micro-Cap Growth Portfolio (predecessor fund) which was reorganized as the Portfolio on September 22, 2003. The Portfolio would have had substantially similar annual returns and would have differed from the predecessor fund only to the extent that the Portfolio had different expenses. Performance prior to September 22, 2003 has not been restated to reflect the estimated annual operating expenses of the Portfolio. If those expenses were reflected, performance of the Portfolio would differ.

12	Prospectus	Domestic Equity Portfolios

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Prior to April 30, 2012, the Portfolio’s investment objective was to seek long-term capital appreciation. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide growth of capital.

The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call 888.WADDELL for the Portfolio’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 38.37% (the second quarter of 2003) and the lowest quarterly return was -30.17% (the fourth quarter of 2008).

Average Annual Total Returns

as of December 31, 2012	1 Year	5 Years	10 Years
Shares of Ivy Funds VIP Micro Cap Growth	11.84%	1.47%	10.20%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	14.59%	3.49%	9.80%
Russell Microcap Growth Index (reflects no deduction for fees, expenses or taxes)	15.17%	1.02%	7.87%
Lipper Variable Annuity Small-Cap Growth Funds Universe Average (net of fees and expenses)	14.09%	2.75%	8.98%

Investment Adviser

The Portfolio is managed by Waddell & Reed Investment Management Company (WRIMCO) and sub-advised by Wall Street Associates, LLC (WSA).

Portfolio Managers

The WSA Investment Team is primarily responsible for the day-to-day management of the Portfolio. The WSA Investment Team consists of William Jeffery III, President and Chief Investment Officer of WSA, who has co-managed the Portfolio since the inception of the predecessor fund in October 1997, Kenneth F. McCain, Executive Vice President of WSA, who has co-managed the Portfolio since the inception of the predecessor fund in October 1997, Paul J. Ariano, Senior Vice President of WSA, who has co-managed the Portfolio since January 2005, Paul K. LeCoq, Senior Vice President of WSA, who has co-managed the Portfolio since January 2005, Luke A. Jacobson, Vice President of WSA, who has co-managed the Portfolio since January 2012, and Alexis C. Waadt, Vice President of WSA, who has co-managed the Portfolio since January 2013.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies to fund benefits payable under the Policies.

The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after the order is received in proper form on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Domestic Equity Portfolios	Prospectus	13

Tax Information

Because the Portfolio currently only sells its shares to separate accounts of Participating Insurance Companies, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.

Payments to Broker-Dealers and other Financial Intermediaries

The Portfolio and its related companies may make payments to a Participating Insurance Company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the Participating Insurance Company or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a Participating Insurance Company to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

14	Prospectus	Domestic Equity Portfolios

Ivy Funds VIP Mid Cap Growth

Objective

To seek to provide growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	1.17%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$119	$372	$644	$1,420

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategies

Ivy Funds VIP Mid Cap Growth seeks to achieve its objective by investing primarily in common stocks of mid cap companies that Waddell & Reed Investment Management Company (WRIMCO), the Portfolio’s investment manager, believes offer above-average growth potential. Under normal circumstances, the Portfolio invests at least 80% of its net assets in the securities of mid cap companies, which typically are companies with market capitalizations within the range of companies in the Russell Midcap Growth Index at the time of acquisition. As of March 31, 2013, this range of market capitalizations was between approximately $321.8 million and $28.9 billion.

In selecting securities for the Portfolio, WRIMCO primarily emphasizes a bottom-up approach and may look at a number of factors in its consideration of a company, such as: new or innovative products or services; adaptive or creative management; strong financial and operational capabilities to sustain multi-year growth; stable and consistent revenue, earnings, and cash flow; strong balance sheet; market potential; and profit potential.

Generally, in determining whether to sell a security, WRIMCO considers many factors, including excessive valuation given company growth prospects, deterioration of fundamentals, weak cash flow to support shareholder returns, and unexpected and

Domestic Equity Portfolios	Prospectus	15

poorly explained management changes. WRIMCO also may sell a security to reduce the Portfolio’s holding in that security, to take advantage of what it believes to be more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.

A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:

■	Company Risk. A company may perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■

Management Risk. Portfolio performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Portfolio’s holdings and the Portfolio may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Portfolio’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the net asset values (NAVs) of many mutual funds, including to some extent the Portfolio. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Portfolio.

■

Mid Size Company Risk. Securities of mid capitalization companies may be more vulnerable to adverse developments than those of large companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid capitalization companies may be more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns.

Performance

The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for the Portfolio. The table shows the average annual total returns for the Portfolio and also compares the performance with those of a broad-based securities market index and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Prior to April 30, 2012, the Portfolio’s investment objective was to seek to provide growth of your investment. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide growth of capital.

16	Prospectus	Domestic Equity Portfolios

The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call 888.WADDELL for the Portfolio’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 20.43% (the second quarter of 2009) and the lowest quarterly return was -22.11% (the fourth quarter of 2008).

Average Annual Total Returns

as of December 31, 2012	1 Year	5 Years	Life of Portfolio
Shares of Ivy Funds VIP Mid Cap Growth (began on 04-28-2005)	13.56%	6.80%	9.87%
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes) (Index comparison begins on April 30, 2005.)	15.81%	3.23%	7.30%
Lipper Variable Annuity Mid-Cap Growth Funds Universe Average (net of fees and expenses) (Index comparison begins on April 30, 2005.)	14.20%	1.96%	6.92%

Investment Adviser

The Portfolio is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Manager

Kimberly A. Scott, Senior Vice President of WRIMCO, has managed the Portfolio since April 2005.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies to fund benefits payable under the Policies.

The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after the order is received in proper form on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Tax Information

Because the Portfolio currently only sells its shares to separate accounts of Participating Insurance Companies, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.

Payments to Broker-Dealers and other Financial Intermediaries

The Portfolio and its related companies may make payments to a Participating Insurance Company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the Participating Insurance Company or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a Participating Insurance Company to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

Domestic Equity Portfolios	Prospectus	17

Ivy Funds VIP Small Cap Growth

Objective

To seek to provide growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	1.16%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$118	$368	$638	$1,409

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 85% of the average value of its portfolio.

Principal Investment Strategies

Ivy Funds VIP Small Cap Growth seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in common stocks of small cap companies. Small cap companies typically are companies with market capitalizations below $3.5 billion at the time of acquisition. The Portfolio emphasizes relatively new or unseasoned companies in their early stages of development, or smaller companies positioned in new or emerging industries where Waddell & Reed Investment Management Company (WRIMCO), the Portfolio’s investment manager, believes there is opportunity for higher growth than in established companies or industries. The Portfolio’s investments in equity securities may include common stocks that are offered in initial public offerings (IPOs).

In selecting securities for the Portfolio, WRIMCO utilizes a bottom-up stock picking process that focuses on companies it believes have sustainable long-term growth potential with superior financial characteristics and, therefore, are believed by WRIMCO to be of a higher quality than many other small cap companies. WRIMCO may look at a number of factors regarding a company, such as: management that is aggressive, creative, strong and/or dedicated, technological or specialized expertise, new or unique products or services, entry into new or emerging industries, growth in earnings/growth in revenue and sales/positive cash flows, ROIC (return

18	Prospectus	Domestic Equity Portfolios

on invested capital), market share, barriers to entry, operating margins, rising returns on investment, and security size and liquidity. The Portfolio typically holds a limited number of stocks (generally 60 to 70).

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a security if it believes that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry of the company. WRIMCO also may sell a security to reduce the Portfolio’s holding in that security, to take advantage of what it believes to be more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.

A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:

■	Company Risk. A company may perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■

Holdings Risk. The Portfolio typically holds a limited number of stocks (generally 60 to 70). As a result, the appreciation or depreciation of any one security held by the Portfolio will have a greater impact on the Portfolio’s net asset value (NAV) than it would if the Portfolio invested in a larger number of securities.

■

Initial Public Offering Risk. Investments in IPOs can have a significant positive impact on the Portfolio’s performance; however, any positive effect of investments in IPOs may not be sustainable because of a number of factors. Namely, the Portfolio may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the Portfolio may not be able to buy the shares at the commencement of the offering, and the general availability and performance of IPOs are dependent on market psychology and economic conditions. To the extent that IPOs have a significant impact on the Portfolio’s performance, this may not be able to be replicated in the future. The relative performance impact of IPOs is also likely to decline as the Portfolio grows.

■

Liquidity Risk. Generally, a security is liquid if the Portfolio is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Portfolio may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price.

■

Management Risk. Portfolio performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Portfolio’s holdings and the Portfolio may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Portfolio’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Portfolio. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Portfolio.

■

Small Company Risk. Securities of small capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations and such securities may be more affected than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.

Domestic Equity Portfolios	Prospectus	19

Performance

The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for the Portfolio. The table shows the average annual total returns for the Portfolio and also compares the performance with those of a broad-based securities market index and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call 888.WADDELL for the Portfolio’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 24.14% (the second quarter of 2009) and the lowest quarterly return was -28.33% (the third quarter of 2011).

Average Annual Total Returns

as of December 31, 2012	1 Year	5 Years	10 Years
Shares of Ivy Funds VIP Small Cap Growth	5.17%	-0.15%	7.56%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	14.59%	3.49%	9.80%
Lipper Variable Annuity Small-Cap Growth Funds Universe Average (net of fees and expenses)	14.09%	2.75%	8.98%

Investment Adviser

The Portfolio is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Manager

Kenneth G. McQuade, Vice President of WRIMCO, has managed the Portfolio since March 2006.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies to fund benefits payable under the Policies.

The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after the order is received in proper form on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Tax Information

Because the Portfolio currently only sells its shares to separate accounts of Participating Insurance Companies, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.

20	Prospectus	Domestic Equity Portfolios

Payments to Broker-Dealers and other Financial Intermediaries

The Portfolio and its related companies may make payments to a Participating Insurance Company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the Participating Insurance Company or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a Participating Insurance Company to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

Domestic Equity Portfolios	Prospectus	21

Ivy Funds VIP Small Cap Value

Objective

To seek to provide capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.07%
Acquired Fund Fees and Expenses[1]	0.11%
Total Annual Portfolio Operating Expenses[2]	1.28%

[1]

Acquired Fund Fees and Expenses sets forth the Portfolio’s pro rata portion of the cumulative expenses charged by the business development companies (BDCs) in which the Portfolio invested during its last fiscal year. The actual Acquired Fund Fees and Expenses will vary with changes in the allocations of the Portfolio’s assets. The Acquired Fund Fees and Expenses shown are based on the total expense ratio of each BDC for the BDC’s most recent fiscal period.

[2]

The Total Annual Portfolio Operating Expenses ratio shown in this table does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$130	$406	$702	$1,545

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 64% of the average value of its portfolio.

Principal Investment Strategies

Ivy Funds VIP Small Cap Value seeks to achieve its objective by investing primarily in various types of equity securities of small cap companies that Waddell & Reed Investment Management Company (WRIMCO), the Portfolio’s investment manager, believes are undervalued. Under normal circumstances, at least 80% of the Portfolio’s net assets will be invested, at the time of purchase, in common stocks of small cap companies. Small cap companies typically are companies with market capitalizations below $3.5 billion at the time of acquisition. The Portfolio seeks to invest in stocks that WRIMCO believes are undervalued stocks or those stocks trading at a significant discount relative to the intrinsic value of the company as estimated by WRIMCO and/or are out of

22	Prospectus	Domestic Equity Portfolios

favor in the financial markets but have a favorable outlook for capital appreciation. These equity securities will consist primarily of common stocks, some of which may be offered in initial public offerings (IPOs).

To identify securities for the Portfolio, WRIMCO primarily utilizes fundamental, bottom-up research while considering a top-down (assess the market and economic environment) and quantitative analysis. The estimated intrinsic value of companies is primarily determined by WRIMCO based on cash flow generation, normalized earnings power and/or underlying asset values, but other valuation factors are also considered, such as price to earnings and price to book value. WRIMCO also considers a company’s asset growth, changes in share count, and changes in working capital. The Portfolio emphasizes companies which may have an identifiable catalyst that WRIMCO believes will help it achieve its estimated intrinsic value. In addition, WRIMCO attempts to diversify the Portfolio’s holdings among sectors in an effort to manage risk and to limit excess volatility. The Portfolio typically holds a limited number of stocks (generally 40 to 65).

WRIMCO will typically sell a stock when, in WRIMCO’s opinion, it reaches an acceptable price relative to its estimated intrinsic value, its fundamental factors have changed or WRIMCO has changed its estimated intrinsic value due to business performance that is below WRIMCO’s expectations. WRIMCO also may sell a security to reduce the Portfolio’s holding in that security, to take advantage of what it believes to be more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.

A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:

■

Catalyst Risk. Investing in companies in anticipation of a catalyst carries the risk that certain of such catalysts may not happen or the market may react differently than expected to such catalysts, in which case the Portfolio may experience losses.

■	Company Risk. A company may perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

■

Holdings Risk. The Portfolio typically holds a limited number of stocks (generally 40 to 65). As a result, the appreciation or depreciation of any one security held by the Portfolio will have a greater impact on the Portfolio’s net asset value (NAV) than it would if the Portfolio invested in a larger number of securities.

■

Initial Public Offering Risk. Investments in IPOs can have a significant positive impact on the Portfolio’s performance; however, any positive effect of investments in IPOs may not be sustainable because of a number of factors. Namely, the Portfolio may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the Portfolio may not be able to buy the shares at the commencement of the offering, and the general availability and performance of IPOs are dependent on market psychology and economic conditions. To the extent that IPOs have had a significant impact on the Portfolio’s performance, such may not be able to be replicated in the future. The relative performance impact of IPOs is also likely to decline as the Portfolio grows.

■

Liquidity Risk. Generally, a security is liquid if the Portfolio is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Portfolio may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price.

■

Management Risk. Portfolio performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Portfolio’s holdings and the Portfolio may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Portfolio’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Portfolio. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which may adversely affect securities held by the Portfolio. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Portfolio.

Domestic Equity Portfolios	Prospectus	23

■

Small Company Risk. Securities of small capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations and such securities may be more affected than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.

■

Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of WRIMCO, undervalued. The value of a security believed by WRIMCO to be undervalued may never reach what is believed to be its full value, or such security’s value may decrease.

Performance

The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for the Portfolio. The table shows the average annual total returns for the Portfolio and also compares the performance with those of a broad-based securities market index and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.

Performance prior to September 22, 2003, reflects the performance of the Advantus Small Company Value Portfolio (predecessor fund) which was reorganized as the Portfolio on September 22, 2003. The Portfolio would have had substantially similar annual returns and would have differed from the predecessor fund only to the extent that the Portfolio had different expenses. Performance prior to September 22, 2003 has not been restated to reflect the estimated annual operating expenses of the Portfolio. If those expenses were reflected, performance of the Portfolio would differ.

State Street Research & Management served as the investment subadviser to the Portfolio until January 31, 2005, when BlackRock Financial Management, Inc. became the Portfolio’s investment subadviser. From January 20, 2006 to March 24, 2008, BlackRock Capital Management, Inc., an affiliate of BlackRock Financial Management, Inc., served as the Portfolio’s investment subadviser. On March 24, 2008, WRIMCO, the Portfolio’s investment manager, assumed direct investment management responsibilities for the Portfolio.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Prior to April 30, 2012, the Portfolio’s investment objective was to seek long-term accumulation of capital. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide capital appreciation.

The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call 888.WADDELL for the Portfolio’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 22.17% (the second quarter of 2003) and the lowest quarterly return was -21.81% (the third quarter of 2011).

24	Prospectus	Domestic Equity Portfolios

Average Annual Total Returns

as of December 31, 2012	1 Year	5 Years	10 Years
Shares of Ivy Funds VIP Small Cap Value	18.63%	4.53%	9.61%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	18.05%	3.55%	9.50%
Lipper Variable Annuity Small-Cap Value Funds Universe Average (net of fees and expenses)	16.38%	4.15%	9.95%

Investment Adviser

The Portfolio is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Manager

Christopher J. Parker, Vice President of WRIMCO, has managed the Portfolio since September 2011.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies to fund benefits payable under the Policies.

The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after the order is received in proper form on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Tax Information

Because the Portfolio currently only sells its shares to separate accounts of Participating Insurance Companies, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.

Payments to Broker-Dealers and other Financial Intermediaries

The Portfolio and its related companies may make payments to a Participating Insurance Company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the Participating Insurance Company or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a Participating Insurance Company to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

Domestic Equity Portfolios	Prospectus	25

Ivy Funds VIP Value

Objective

To seek to provide capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management Fees	0.70%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	1.02%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$104	$325	$563	$1,248

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 67% of the average value of its portfolio.

Principal Investment Strategies

Ivy Funds VIP Value seeks to achieve its objective by investing in the common stocks of primarily large capitalization companies that Waddell & Reed Investment Management Company (WRIMCO), the Portfolio’s investment manager, believes are undervalued, trading at a significant discount relative to the intrinsic value of the company as estimated by WRIMCO and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation. Although the Portfolio primarily invests in securities issued by large capitalization companies (typically, companies with market capitalizations of at least $10 billion at the time of acquisition), it may invest in securities issued by companies of any size. The Portfolio seeks to be diversified across economic sectors in an effort to manage risk, and to limit excess volatility.

To identify securities for the Portfolio, WRIMCO primarily utilizes fundamental, bottom-up research while considering a top-down (assess the market environment) and quantitative analysis. The estimated intrinsic value of companies is primarily determined by WRIMCO based on cash flow generation, but other valuation factors are also considered, such as price to earnings and price to book value. WRIMCO also considers a company’s asset growth, changes in share count, and changes in working capital. The Portfolio emphasizes companies which may have a clearly identifiable catalyst that WRIMCO believes will help the company achieve its estimated intrinsic value. The Portfolio typically holds a limited number of stocks (generally 35 to 45).

26	Prospectus	Domestic Equity Portfolios

Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio will have an indirect exposure to foreign markets through investments in these companies.

WRIMCO will typically sell a stock when, in WRIMCO’s opinion, it reaches an acceptable price, its fundamental characteristics have changed or it has performed below WRIMCO’s expectations. WRIMCO also may sell a security to reduce the Portfolio’s holding in that security, to take advantage of what it believes to be more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.

A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:

■

Catalyst Risk. Investing in companies in anticipation of a catalyst carries the risk that certain of such catalysts may not happen or the market may react differently than expected to such catalysts, in which case the Portfolio may experience losses.

■	Company Risk. A company may perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

■

Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

■

Holdings Risk. The Portfolio typically holds a limited number of stocks (generally 35 to 45). As a result, the appreciation or depreciation of any one security held by the Portfolio will have a greater impact on the Portfolio’s net asset value (NAV) than it would if the Portfolio invested in a larger number of securities.

■

Large Company Risk. Large capitalization companies may go in and out of favor based on market and economic conditions. Large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies.

■

Management Risk. Portfolio performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Portfolio’s holdings and the Portfolio may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Portfolio’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Portfolio. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Portfolio.

■

Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of WRIMCO, undervalued. The value of a security believed by WRIMCO to be undervalued may never reach what is believed to be its full value, or such security’s value may decrease.

Performance

The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for the Portfolio. The table shows the average annual total returns for the Portfolio and also compares the performance with those of a broad-based securities market index and a Lipper peer group (a universe of mutual funds with

Domestic Equity Portfolios	Prospectus	27

investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Prior to April 30, 2012, the Portfolio’s investment objective was to seek long-term capital appreciation. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide capital appreciation.

The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call 888.WADDELL for the Portfolio’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 20.05% (the third quarter of 2009) and the lowest quarterly return was -20.08% (the third quarter of 2011).

Average Annual Total Returns

as of December 31, 2012	1 Year	5 Years	10 Years
Shares of Ivy Funds VIP Value	18.88%	1.86%	6.94%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	17.51%	0.59%	7.38%
Lipper Variable Annuity Large-Cap Value Funds Universe Average (net of fees and expenses)	15.71%	0.35%	6.54%

Investment Adviser

The Portfolio is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Manager

Matthew T. Norris, Senior Vice President of WRIMCO, has managed the Portfolio since July 2003.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies to fund benefits payable under the Policies.

The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after the order is received in proper form on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Tax Information

Because the Portfolio currently only sells its shares to separate accounts of Participating Insurance Companies, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.

28	Prospectus	Domestic Equity Portfolios

Payments to Broker-Dealers and other Financial Intermediaries

The Portfolio and its related companies may make payments to a Participating Insurance Company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the Participating Insurance Company or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a Participating Insurance Company to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

Domestic Equity Portfolios	Prospectus	29

Ivy Funds VIP High Income

Objective

To seek to provide total return through a combination of high current income and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management Fees	0.63%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	0.94%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$96	$300	$520	$1,155

Portfolio Turnover

The Portfolio bears transaction costs, such as spreads between bid and asked prices, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 91% of the average value of its portfolio.

Principal Investment Strategies

Ivy Funds VIP High Income seeks to achieve its objective by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, including secured and unsecured loan assignments, loan participations and other loan instruments (loans), of U.S. and foreign issuers, the risks of which are, in the judgment of Waddell & Reed Investment Management Company (WRIMCO), the Portfolio’s investment manager, consistent with the Portfolio’s objective. The Portfolio may invest in fixed-income securities of any maturity and in companies of any size. The Portfolio invests primarily in lower-quality debt securities, which include debt securities rated BBB+ or lower by Standard and Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by WRIMCO to be of comparable quality. The Portfolio may invest an unlimited amount of its total assets in non-investment grade debt securities, commonly called junk bonds, which include debt securities rated BB+ or lower by S&P or comparably rated by another NRSRO or, if unrated, determined by WRIMCO to be of comparable quality.

Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio will have an indirect exposure to foreign markets through investments in these companies.

30	Prospectus	Fixed Income Portfolio

The Portfolio may invest significantly in restricted securities that have not been registered for sale under the Securities Act of 1933 that are determined to be liquid in accordance with procedures adopted by the Trust’s Board of Trustees. The Portfolio may also invest in private placement securities.

WRIMCO may look at a number of factors in selecting securities for the Portfolio, including the economic environment, interest rate trends and industry fundamentals as well as analysis of the company’s fundamentals, including: financial strength, growth of operating cash flows, strength of management, borrowing requirements, improving debt to cash ratios, potential to improve credit standing, and a strong, defensible market position.

After its preliminary determination to invest in securities issued by a company, WRIMCO attempts to optimize the Portfolio’s risk/reward by investing in the debt portion of the company’s capital structure that WRIMCO believes to be most attractive, which may include secured and unsecured loans or floating rate notes, unsecured high-yield bonds, and/or convertible securities trading well below their conversion values.

Generally, in determining whether to sell a debt security, WRIMCO uses the same type of analysis that it uses in buying debt securities. For example, WRIMCO may sell a holding if, in WRIMCO’s opinion, the issuer’s financial strength declines, or is anticipated to decline, to an unacceptable level, or if management of the company weakens. WRIMCO may sell a security if the competitive conditions of a particular industry have increased, and it believes the Portfolio should, therefore, reduce its exposure to such industry. WRIMCO also may sell a security if, in WRIMCO’s opinion, the price of the security has risen to reflect the company’s improved creditworthiness and other investments with greater potential exist. WRIMCO may sell a security to reduce the Portfolio’s holding in that security, to take advantage of what it believes to be more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.

A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:

■	Company Risk. A company may perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

■	Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation.

■

Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

■

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal and political considerations that may not be associated with the U.S. markets and that could affect the Portfolio’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse foreign tax consequences; different and/or less stringent financial reporting standards; custody; and settlement delays. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. .

■

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Portfolio’s securities, especially securities with longer maturities. A decline in interest rates may cause the Portfolio to experience a decline in its income.

■

Liquidity Risk. Generally, a security is liquid if the Portfolio is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Portfolio may not be able to dispose of illiquid securities at a favorable time or price.

Fixed Income Portfolio	Prospectus	31

■

Loan Risk. In addition to the risks typically associated with fixed-income securities, loans carry other risks, including the risk of insolvency of the lending bank or other intermediary. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and sometimes trade infrequently on the secondary market.

■

Low-Rated Securities Risk. In general, low-rated debt securities (commonly referred to as “high yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken the Portfolio’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

■

Management Risk. Portfolio performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Portfolio’s holdings and the Portfolio may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Portfolio’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the net asset values (NAVs) of many mutual funds, including to some extent the Portfolio. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Portfolio.

■

Private Placements and Other Restricted Securities Risk. Restricted securities, which include private placements, are securities that are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. The Portfolio could find it difficult to sell privately placed securities and other restricted securities when WRIMCO believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid or less than the fair market value. At times, it also may be difficult to determine the fair value of such securities for purposes of computing the NAV of the Portfolio.

■

Reinvestment Risk. A decline in interest rates may cause issuers to prepay higher-yielding debt securities held by the Portfolio, resulting in the Portfolio reinvesting in securities with lower yields, which may cause a decline in its income.

Performance

The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for the Portfolio. The table shows the average annual total returns for the Portfolio and also compares the performance with those of a broad-based securities market index and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Prior to April 30, 2012, the Portfolio’s investment objective was to seek, as its primary objective, a high level of current income and, as a secondary objective, to seek capital growth when consistent with its primary objective. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide total return through a combination of high current income and capital appreciation.

32	Prospectus	Fixed Income Portfolio

The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call 888.WADDELL for the Portfolio’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 16.61% (the second quarter of 2009) and the lowest quarterly return was -16.50% (the fourth quarter of 2008).

Average Annual Total Returns

as of December 31, 2012	1 Year	5 Years	10 Years
Shares of Ivy Funds VIP High Income	18.64%	10.43%	9.75%
BofA Merrill Lynch US High Yield Index (reflects no deduction for fees, expenses or taxes)	15.58%	10.01%	10.39%
Lipper Variable Annuity High Yield Funds Universe Average (net of fees and expenses)	14.09%	7.89%	8.97%

Investment Adviser

The Portfolio is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Manager

William M. Nelson, Senior Vice President of WRIMCO, has managed the Portfolio since January 1999.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies to fund benefits payable under the Policies.

The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after the order is received in proper form on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Tax Information

Because the Portfolio currently only sells its shares to separate accounts of Participating Insurance Companies, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.

Payments to Broker-Dealers and other Financial Intermediaries

The Portfolio and its related companies may make payments to a Participating Insurance Company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the Participating Insurance Company or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a Participating Insurance Company to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

Fixed Income Portfolio	Prospectus	33

Ivy Funds VIP International Core Equity

Objective

To seek to provide capital growth and appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	1.17%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$119	$372	$644	$1,420

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 85% of the average value of its portfolio.

Principal Investment Strategies

Ivy Funds VIP International Core Equity seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities principally traded largely in developed European and Asian/Pacific Basin markets. In seeking to enhance potential return, the Portfolio may invest in issuers located or doing business in countries with new or comparatively underdeveloped economies.

Waddell & Reed Investment Management Company (WRIMCO), the Portfolio’s investment manager, primarily uses a disciplined approach while looking for investment opportunities around the world (including countries with new or comparatively undeveloped economies), preferring what it believes to be cash-generating, well-managed and reasonably valued companies that are exposed to global investment themes which WRIMCO believes will yield above-average growth. WRIMCO uses a top-down, macro thematic approach along with a bottom-up stock selection process, and uses a combination of country analysis, industry dynamics, and individual stock selection in comprising the portfolio. Although the Portfolio may invest in securities issued by companies of any size, it typically has more exposure to securities issued by large cap companies.

34	Prospectus	Global/International Portfolios

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities of that type. For example, WRIMCO may sell a security if it believes the security no longer offers significant growth potential, to reduce its emphasis on a global investment theme, if it believes the management of the company has weakened, and/or there exists political or economic instability in the issuer’s country. WRIMCO also may sell a security to reduce the Portfolio’s holding in that security, to take advantage of what it believes to be more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.

A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:

■	Company Risk. A company may perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

■

Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

■

Foreign Currency Risk. Foreign securities may be denominated in foreign currencies. The value of the Portfolio’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

■

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal and political considerations that may not be associated with the U.S. markets and that could affect the Portfolio’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse foreign tax consequences; different and/or less stringent financial reporting standards; custody; and settlement delays. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate.

■

Large Company Risk. Large capitalization companies may go in and out of favor based on market and economic conditions. Large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies.

■

Management Risk. Portfolio performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Portfolio’s holdings and the Portfolio may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Portfolio’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the net asset values (NAVs) of many mutual funds, including to some extent the Portfolio. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Portfolio.

Performance

The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for the Portfolio. The table shows the average annual total returns for the Portfolio and also compares the performance with those of a broad-based securities market index and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.

Global/International Portfolios	Prospectus	35

Performance prior to September 22, 2003 reflects the performance of the Advantus International Stock Portfolio (predecessor fund) which was reorganized as the Portfolio on September 22, 2003. The Portfolio would have had substantially similar annual returns and would have differed from the predecessor fund only to the extent that the Portfolio had different expenses. Performance prior to September 22, 2003 has not been restated to reflect the estimated annual operating expenses of the Portfolio. If those expenses were reflected, performance of the Portfolio would differ.

Prior to April 30, 2012, the Portfolio’s investment objective was to seek long-term capital growth. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide capital growth and appreciation.

The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call 888.WADDELL for the Portfolio’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 25.64% (the second quarter of 2009) and the lowest quarterly return was -20.48% (the fourth quarter of 2008).

Average Annual Total Returns

as of December 31, 2012	1 Year	5 Years	10 Years
Shares of Ivy Funds VIP International Core Equity	13.33%	-2.51%	9.65%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	17.32%	-3.69%	8.21%
Lipper Variable Annuity International Core Funds Universe Average (net of fees and expenses)	17.56%	-3.50%	7.75%

Investment Adviser

The Portfolio is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Manager

John C. Maxwell, Senior Vice President of WRIMCO, has managed the Portfolio since May 2009.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies to fund benefits payable under the Policies.

The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after the order is received in proper form on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Tax Information

Because the Portfolio currently only sells its shares to separate accounts of Participating Insurance Companies, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.

36	Prospectus	Global/International Portfolios

Payments to Broker-Dealers and other Financial Intermediaries

The Portfolio and its related companies may make payments to a Participating Insurance Company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the Participating Insurance Company or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a Participating Insurance Company to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

Global/International Portfolios	Prospectus	37

Ivy Funds VIP International Growth

Objective

To seek to provide growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.08%
Total Annual Portfolio Operating Expenses	1.18%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$120	$375	$649	$1,432

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies

Ivy Funds VIP International Growth seeks to achieve its objective by investing primarily in common stocks of foreign companies that Waddell & Reed Investment Management Company (WRIMCO), the Portfolio’s investment manager, believes are competitively well-positioned, gaining market share, have the potential for long-term growth and operate in regions or countries that WRIMCO believes possess attractive growth characteristics. The Portfolio primarily invests in issuers of developed countries, although the Portfolio has the ability to invest in issuers domiciled in or doing business in any country or region around the globe, including emerging markets. While the Portfolio primarily invests in securities issued by large capitalization companies (typically, companies with market capitalizations of at least $10 billion at the time of acquisition), it may invest in securities issued by companies of any size.

WRIMCO utilizes a research-based investment process that blends top-down global economic analysis with bottom-up stock selection. After identifying promising opportunities around the world, WRIMCO seeks strong companies in industries which it believes are growing faster than their underlying economies. WRIMCO may look at a number of factors in selecting securities for the Portfolio, including: a company’s competitive position and its sustainability; a company’s growth and earnings potential and

38	Prospectus	Global/International Portfolios

valuation; a company’s financials, including cash flow and balance sheet; management of the company; strength of the industry; and applicable economic, market and political conditions of the country in which the company is located and/or in which it is doing business.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a security issued by a company if it believes the company has experienced a fundamental breakdown of its sustainable competitive advantage or no longer offers significant growth potential, if it believes the management of the company has weakened, and/or there exists political or economic instability in the issuer’s country. WRIMCO also may sell a security to reduce the Portfolio’s holding in that security, to take advantage of what it believes to be more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.

A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:

■	Company Risk. A company may perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

■

Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries.

■

Foreign Currency Risk. Foreign securities may be denominated in foreign currencies. The value of the Portfolio’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

■

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal, and political considerations that may not be associated with the U.S. markets and that could affect the Portfolio’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse foreign tax consequences; different and/or less stringent financial reporting standards; custody; and settlement delays. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■

Large Company Risk. Large capitalization companies may go in and out of favor based on market and economic conditions. Large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies.

■

Management Risk. Portfolio performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Portfolio’s holdings and the Portfolio may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Portfolio’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the net asset values (NAVs) of many mutual funds, including to some extent the Portfolio. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. These circumstances have also

Global/International Portfolios	Prospectus	39

decreased liquidity in some markets and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Portfolio.

Performance

The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for the Portfolio. The table shows the average annual total returns for the Portfolio and also compares the performance with those of a broad-based securities market index and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Prior to April 30, 2012, the Portfolio’s investment objective was to provide, as a primary objective, long-term appreciation of capital and, as a secondary objective, to seek current income. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide growth of capital.

The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call 888.WADDELL for the Portfolio’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 19.56% (the second quarter of 2009) and the lowest quarterly return was -21.32% (the third quarter of 2008).

Average Annual Total Returns

as of December 31, 2012	1 Year	5 Years	10 Years
Shares of Ivy Funds VIP International Growth	18.05%	-1.61%	8.42%
MSCI EAFE Growth Index (reflects no deduction for fees, expenses or taxes)	16.86%	-3.09%	7.77%
Lipper Variable Annuity International Growth Funds Universe Average (net of fees and expenses)	19.45%	-2.49%	8.96%

Investment Adviser

The Portfolio is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Manager

Chace Brundige, Senior Vice President of WRIMCO, has managed the Portfolio since January 2009.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies to fund benefits payable under the Policies.

The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after the order is received in proper form on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

40	Prospectus	Global/International Portfolios

Tax Information

Because the Portfolio currently only sells its shares to separate accounts of Participating Insurance Companies, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.

Payments to Broker-Dealers and other Financial Intermediaries

The Portfolio and its related companies may make payments to a Participating Insurance Company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the Participating Insurance Company or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a Participating Insurance Company to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

Global/International Portfolios	Prospectus	41

Ivy Funds VIP Asset Strategy

Objective

To seek to provide total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management Fees	0.69%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	1.01%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$103	$322	$558	$1,236

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategies

Ivy Funds VIP Asset Strategy seeks to achieve its objective by allocating its assets primarily among stocks, bonds and short-term instruments of issuers in markets around the globe, as well as investments in derivative instruments, precious metals and investments with exposure to various foreign currencies. The Portfolio may invest its assets in any market that Waddell & Reed Investment Management Company (WRIMCO), the Portfolio’s investment manager, believes can offer a high probability of return or, alternatively, can provide a high degree of relative safety in uncertain times. Dependent on its outlook for the U.S. and global economies, WRIMCO identifies growth themes and then focuses its strategy on allocating the Portfolio’s assets among stocks, bonds, cash, precious metals, currency and derivative instruments, including derivatives traded over-the-counter or on exchanges. After determining these allocations, WRIMCO seeks attractive opportunities within each market by focusing generally on issuers in countries, sectors and companies with strong cash flow streams and low balance sheet leverage. The Portfolio may, however, also invest in issuers with higher balance sheet leverage if WRIMCO believes that the Portfolio will be appropriately compensated for the increased risk.

42	Prospectus	Specialty Portfolios

■

“Stocks” include equity securities of all types, although WRIMCO typically emphasizes growth potential in selecting stocks by focusing on what it believes are steady-growth companies that fit WRIMCO’s criteria for sustainable competitive advantage and that WRIMCO believes are positioned to benefit from continued global rebalancing and the globally emerging middle class. Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy. The Portfolio may invest in securities issued by companies of any size, but primarily focuses on securities issued by large capitalization companies.

■

“Bonds” include all varieties of fixed-income instruments, such as corporate debt securities or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (U.S. government securities), with remaining maturities of more than one year. This investment type may include a significant amount, up to 35% of the Portfolio’s total assets, of high-yield/high-risk bonds, or junk bonds, which include bonds rated BB+ or below by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by WRIMCO to be of comparable quality.

■	“Short-term instruments” include all types of short-term securities with remaining maturities of one year or less, including higher-quality money market instruments.

Within each of these investment types, the Portfolio may invest in U.S. and foreign securities; the Portfolio may invest up to 100% of its total assets in foreign securities, including issuers located in and/or generating revenue from emerging markets. Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio will have an indirect exposure to foreign markets through investments in these companies. The Portfolio also may invest in private placements and other restricted securities.

WRIMCO may allocate the Portfolio’s investments among these different types of securities in different proportions at different times, including up to 100% in stocks, bonds, or short-term instruments, respectively. WRIMCO may exercise a flexible strategy in the selection of securities, and the Portfolio is not required to allocate its investments among stocks and bonds in any fixed proportion, nor is it limited by investment style or by the issuer’s location, size, market capitalization or industry sector. The Portfolio may have none, some or all of its assets invested in each asset class in relative proportions that change over time based upon market and economic conditions. Subject to diversification limits, the Fund also may invest up to 25% of its total assets in precious metals.

The Portfolio may gain exposure to commodities, including precious metals, derivatives and commodity-linked instruments by investing in a subsidiary organized in the Cayman Islands (the “Subsidiary”). The Subsidiary is wholly owned and controlled by the Portfolio. Should the Portfolio invest in the Subsidiary, it would be expected to provide the Portfolio with exposure to investment returns from commodities, derivatives and commodity-linked instruments within the limits of the federal tax requirements applicable to investment companies, such as the Portfolio. The Subsidiary is subject to the same general investment policies and restrictions as the Portfolio, except that unlike the Portfolio, the Subsidiary is able to invest without limitation in commodities, derivatives and commodity-linked instruments and, to the extent the Subsidiary invests in derivative instruments, may use leveraged investment techniques.

Generally, in determining whether to sell a security, WRIMCO considers many factors, which may include a deterioration in a company’s fundamentals caused by global-specific factors such as geo-political landscape changes, regulatory or currency changes, or increased competition, as well as company-specific factors, such as reduced pricing power, diminished market opportunity, or increased competition. WRIMCO also may sell a security if the price of the security reaches what WRIMCO believes is fair value, to reduce the Portfolio’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

WRIMCO may, when consistent with the Portfolio’s investment objective, seek to manage exposure to certain securities, companies, sectors, markets, foreign currencies and/or precious metals and seek to hedge certain event risks on positions held by the Portfolio. In an effort to manage exposure to companies, sectors or equity markets, WRIMCO may utilize various instruments including, but not limited to, the following: futures contracts, both long and short positions on foreign and U.S. equity indices; total return swaps; credit default swaps; and options contracts, both written and purchased, on foreign and U.S. equity indices and/or on individual equity securities. In seeking to manage foreign currency exposure, WRIMCO may utilize forward contracts and option contracts, both written and purchased, either to increase or decrease exposure to a given currency. In seeking to manage the Portfolio’s exposure to precious metals, WRIMCO may utilize futures contracts, both long and short positions as well as options contracts, both written and purchased, on precious metals.

Specialty Portfolios	Prospectus	43

WRIMCO may reduce the Portfolio’s net equity exposure by selling, among other instruments, combined futures and option positions, and may effect short sales of individual securities and/or exchange-traded funds (ETFs) or take long positions in inverse ETFs.

Principal Investment Risks

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.

A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:

■

Commodities Risk. Commodity trading, including trading in precious metals, is generally considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of the Portfolio’s investments in commodities are cyclical economic conditions, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. Also, the Portfolio may pay more to store and accurately value its commodity holdings than it does with its other portfolio investments. Moreover, under the Federal tax law, the Portfolio may not derive more than 10% of its annual gross income from gains resulting from selling commodities (and other non-qualifying income). Accordingly, the Portfolio may be required to hold its commodities or sell them at a loss, or to sell portfolio securities at a gain, when for investment reasons it would not otherwise do so.

■	Company Risk. A company may perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

■	Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation.

■

Derivatives Risk. The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Portfolio’s net asset value (NAV) and the risk that fluctuations in the value of the derivatives may not correlate with securities markets or the underlying asset upon which the derivative’s value is based. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of WRIMCO as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. Derivatives also may be subject to counterparty risk, which includes the risk that a loss may be sustained by the Portfolio as a result of the insolvency or bankruptcy of, or other non-compliance by, another party to the transaction.

■

Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries.

■

Foreign Currency Risk. Foreign securities may be denominated in foreign currencies. The value of the Portfolio’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

■

Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

■

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal, and political considerations that may not be associated with the U.S. markets and that could affect the Portfolio’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse foreign tax consequences; different and/or less stringent financial reporting standards; custody; and settlement delays. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate.

44	Prospectus	Specialty Portfolios

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Portfolio’s securities, especially bonds with longer maturities. A decline in interest rates may cause the Portfolio to experience a decline in its income.

■

Investment Company Securities Risk. Investment in other investment companies typically reflects the risks of the types of securities in which the investment companies invest. Investments in exchange-traded funds (ETFs) and closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their NAV per share. When the Portfolio invests in another investment company, shareholders of the Portfolio bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Portfolio’s fees and expenses, which could result in duplication of certain fees..

■

Large Company Risk. Large capitalization companies may go in and out of favor based on market and economic conditions. Large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies.

■

Liquidity Risk. Generally, a security is liquid if the Portfolio is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Portfolio may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price.

■

Low-Rated Securities Risk. In general, low-rated debt securities (commonly referred to as “high yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these bonds are considered speculative and could significantly weaken the Portfolio’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

■

Management Risk. Portfolio performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Portfolio’s holdings and the Portfolio may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Portfolio’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Portfolio. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Portfolio.

■

Private Placements and Other Restricted Securities Risk. Restricted securities, which include private placements, are securities that are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. The Portfolio could find it difficult to sell privately placed securities and other restricted securities when WRIMCO believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid or less than the fair market value. At times, it also may be difficult to determine the fair value of such securities for purposes of computing the NAV of the Portfolio.

■

Subsidiary Investment Risk. By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the 1940 Act), and is not subject to all of the investor protections of the 1940 Act. Thus, the Portfolio, as an investor in the Subsidiary, would not have all of the protections offered to investors in registered investment companies. However, because the Portfolio wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are managed by WRIMCO, it is unlikely that the

Specialty Portfolios	Prospectus	45

Subsidiary would take action contrary to the interests of the Portfolio or the Portfolio’s shareholders. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Portfolio and the Subsidiary are organized, respectively, could result in the inability of the Portfolio and/or the Subsidiary to operate as intended and could negatively affect the Portfolio and its shareholders. Although under the federal tax law, the Portfolio may not earn more than 10% of its annual gross income from gains resulting from selling commodities (and other non-qualifying income), the Portfolio has received an opinion of counsel, which is not binding on the Internal Revenue Service (IRS) or the courts, that income the Portfolio receives from the Subsidiary should constitute qualifying income.

Performance

The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for the Portfolio. The table shows the average annual total returns for the Portfolio and also compares the performance with those of various broad-based securities market indices and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Prior to April 30, 2012, the Portfolio’s investment objective was to seek high total return over the long term. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide total return.

The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call 888.WADDELL for the Portfolio’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 15.83% (the third quarter of 2005) and the lowest quarterly return was -18.90% (the third quarter of 2011).

Average Annual Total Returns

as of December 31, 2012	1 Year	5 Years	10 Years
Shares of Ivy Funds VIP Asset Strategy	19.18%	2.20%	11.73%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	7.10%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.22%	5.95%	5.18%
Barclays U.S. Treasury Bills: 1-3 Month Index (reflects no deduction for fees, expenses or taxes)	0.08%	0.44%	1.69%
Lipper Variable Annuity Global Flexible Portfolio Funds Universe Average (net of fees and expenses)	10.65%	1.63%	8.72%

Investment Adviser

The Portfolio is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Managers

Michael L. Avery, Executive Vice President of WRIMCO, has managed the Portfolio since January 1997, and Ryan F. Caldwell, Senior Vice President of WRIMCO, has managed the Portfolio since January 2007.

46	Prospectus	Specialty Portfolios

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies to fund benefits payable under the Policies.

The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after the order is received in proper form on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Tax Information

Because the Portfolio currently only sells its shares to separate accounts of Participating Insurance Companies, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.

Payments to Broker-Dealers and other Financial Intermediaries

The Portfolio and its related companies may make payments to a Participating Insurance Company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the Participating Insurance Company or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a Participating Insurance Company to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

Specialty Portfolios	Prospectus	47

Ivy Funds VIP Balanced

Objective

To seek to provide total return through a combination of capital appreciation and current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management Fees	0.70%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	1.01%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$103	$322	$558	$1,236

Portfolio Turnover

The Portfolio bears transaction costs, such as commissions and/or spreads between bid and asked prices, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies

Ivy Funds VIP Balanced seeks to achieve its objective by investing primarily in a mix of stocks, debt securities and short-term instruments, depending on market conditions. Regarding its equity investments, the Portfolio invests primarily in medium to large, well-established companies that usually issue dividend-paying securities. The Portfolio owns common stocks in seeking to provide possible appreciation of capital and some dividend income. In general, the Portfolio invests a portion of its total assets in either debt securities or preferred stocks, or both, in seeking to provide income and relative stability of capital. The Portfolio ordinarily invests at least 25% of its total assets in fixed-income securities. The majority of the Portfolio’s debt securities are either U.S. government securities or investment-grade corporate bonds, including bonds rated BBB- or higher by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by Waddell & Reed Investment Management Company (WRIMCO), the Portfolio’s investment manager, to be of comparable quality. The Portfolio has no limitations on the range of maturities of the debt securities in which it may invest, or on the size of companies in which it may invest.

48	Prospectus	Specialty Portfolios

In selecting equity securities for the Portfolio, WRIMCO follows a core investing strategy and seeks companies that it believes possess attractive business economics, are in a strong financial condition and are selling at attractive valuations, both on a relative and an absolute basis. WRIMCO also considers a company’s potential for dividend growth, its growth and profitability opportunities and sustainability, its relative strength in earnings, its management, improving fundamentals and valuation, its balance sheet, its stock price value, and the condition of the respective industry. In selecting debt securities for the Portfolio, WRIMCO generally seeks high-quality securities with minimal credit risk.

Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio will have an indirect exposure to foreign markets through investments in these companies.

Generally, in determining whether to sell an equity security, WRIMCO uses the same analysis as identified above in order to determine if the equity security is still undervalued or has met its anticipated price. In determining whether to sell a debt security, WRIMCO will consider whether the security continues to maintain its minimal credit risk. WRIMCO may also sell a security if the security ceases to produce income, to reduce the Portfolio’s holding in that security, to take advantage of what it believes to be more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.

A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:

■	Company Risk. A company may perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

■	Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation.

■

Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Portfolio’s securities, especially bonds with longer maturities. A decline in interest rates may cause the Portfolio to experience a decline in its income.

■

Large Company Risk. Large capitalization companies may go in and out of favor based on market and economic conditions. Large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies.

■

Management Risk. Portfolio performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Portfolio’s holdings and the Portfolio may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Portfolio’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the net asset values (NAVs) of many mutual funds, including to some extent the Portfolio. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Portfolio.

Specialty Portfolios	Prospectus	49

■

Mid Size Company Risk. Securities of mid capitalization companies may be more vulnerable to adverse developments than those of large companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid capitalization companies may be more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns.

■

Reinvestment Risk. A decline in interest rates may cause issuers to prepay higher-yielding bonds held by the Portfolio, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

Performance

The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for the Portfolio. The table shows the average annual total returns for the Portfolio and also compares the performance with those of two broad-based securities market indices and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.

Prior to April 30, 2012, the Portfolio’s investment objective was to seek to provide current income and, as a secondary objective, to seek long-term appreciation of capital. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide total return through a combination of capital appreciation and current income.

The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call 888.WADDELL for the Portfolio’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 9.59% (the fourth quarter of 2010) and the lowest quarterly return was -10.91% (the fourth quarter of 2008).

Average Annual Total Returns

as of December 31, 2012	1 Year	5 Years	10 Years
Shares of Ivy Funds VIP Balanced	11.75%	3.88%	7.61%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	7.10%
Barclays U.S. Government/Credit Index (reflects no deduction for fees, expenses or taxes)	4.82%	6.06%	5.25%
Lipper Variable Annuity Mixed-Asset Target Allocation Growth Funds Universe Average (net of fees and expenses)	13.50%	1.93%	6.70%

Investment Adviser

The Portfolio is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Manager

Cynthia P. Prince-Fox, Senior Vice President of WRIMCO, has managed the Portfolio since July 1994.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies to fund benefits payable under the Policies.

50	Prospectus	Specialty Portfolios

The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after the order is received in proper form on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Tax Information

Because the Portfolio currently only sells its shares to separate accounts of Participating Insurance Companies, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.

Payments to Broker-Dealers and other Financial Intermediaries

The Portfolio and its related companies may make payments to a Participating Insurance Company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the Participating Insurance Company or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a Participating Insurance Company to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

Specialty Portfolios	Prospectus	51

Ivy Funds VIP Global Natural Resources

Objective

To seek to provide capital growth and appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management Fees	1.00%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.11%
Total Annual Portfolio Operating Expenses	1.36%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$138	$431	$745	$1,635

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 102% of the average value of its portfolio.

Principal Investment Strategies

Ivy Funds VIP Global Natural Resources seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of companies throughout the world that own, explore or develop natural resources and other basic commodities or supply goods and services to such companies.

For these purposes, “natural resources” generally includes, but is not limited to: energy (such as utilities, producers/developers, refiners, service/drilling), alternative energy (such as uranium, coal, hydrogen, wind, solar, fuel cells), industrial products (such as building materials, cement, packaging, chemicals, supporting transport and machinery), forest products (such as lumber, plywood, pulp, paper, newsprint, tissue), base metals (such as aluminum, copper, nickel, zinc, iron ore and steel), precious metals and minerals (such as gold, silver, platinum, diamonds), and agricultural products (grains and other foods, seeds, fertilizers, water).

The Portfolio’s investment subadviser, Mackenzie Financial Corporation (Mackenzie), uses an equity style that focuses on both growth and value, as well as utilizing both a top-down (the creation of macro-economic models to prepare an outlook for economic and market conditions) and a bottom-up (fundamental, company by company) approach. Mackenzie targets companies for investment that, in its opinion, have strong management and financial positions, adding balance with established low-cost, low-debt

52	Prospectus	Specialty Portfolios

producers or positions that are based on anticipated commodity price trends. The Portfolio seeks to be diversified internationally, and therefore, Mackenzie invests in foreign companies and U.S. companies that have principal operations in foreign jurisdictions. While Mackenzie seeks to anchor the Portfolio’s assets in the United States, international exposure may exceed 50% of the Portfolio’s total assets. Exposure to companies in any one particular foreign country other than Canada is typically less than 20% of the Portfolio’s total assets. The Portfolio also may have exposure to companies located in, and/or doing business in, emerging markets.

Under normal circumstances, the Portfolio invests at least 65% of its total assets in issuers of at least three countries, which may include the U.S. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio will have an indirect exposure to foreign markets through investments in these companies.

Generally, in determining to sell a security, Mackenzie considers various factors, including whether the holding has sufficiently exceeded its target price, whether a growth-oriented company has failed to deliver growth, and the effect of commodity price trends on certain holdings. Mackenzie may also sell a security to take advantage of what it believes to be more attractive investment opportunities, to reduce the Fund’s holding in that security, or to raise cash.

The Portfolio may use a range of derivative instruments in seeking to hedge market risk on equity securities, increase exposure to specific sectors or companies, and manage exposure to various foreign currencies and precious metals. In an effort to hedge market risk and increase exposure to equity markets, the Portfolio may utilize futures on equity indices and/or purchase option contracts on individual equity securities and exchange-traded funds (ETFs). In seeking to manage foreign currency exposure, the Portfolio may utilize forward contracts to either increase or decrease exposure to a given currency. In seeking to manage the Portfolio’s exposure to precious metals, the Portfolio may utilize futures contracts, both long and short positions, as well as options contracts, both written and purchased, on precious metals.

Principal Investment Risks

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.

A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:

■

Commodities Risk. Commodity trading is generally considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of the Portfolio’s investments in commodities are cyclical economic conditions, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. Also, the Portfolio may pay more to store and accurately value its commodity holdings than it does with its other portfolio investments. Moreover, under the Federal tax law, the Portfolio may not earn more than 10% of its annual gross income from gains resulting from selling commodities (and other non-qualifying income). Accordingly, the Portfolio may be required to hold its commodities or to sell them at a loss, or to sell portfolio securities at a gain, when for investment reasons it would not otherwise do so.

■	Company Risk. A company may perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

■

Derivatives Risk. The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Portfolio’s net asset value (NAV) and the risk that fluctuations in the value of the derivatives may not correlate with securities markets or the underlying asset upon which the derivative’s value is based. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of Mackenzie as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. Derivatives also may be subject to counterparty risk, which includes the risk that a loss may be sustained by the Portfolio as a result of the insolvency or bankruptcy of, or other non-compliance by, another party to the transaction.

■

Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

Specialty Portfolios	Prospectus	53

■

Foreign Currency Risk. Foreign securities may be denominated in foreign currencies. The value of the Portfolio’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

■

Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

■

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal, and political considerations that may not be associated with the U.S. markets and that could affect the Portfolio’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse foreign tax consequences; different and/or less stringent financial reporting standards; custody; and settlement delays. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate.

■

Global Natural Resources Industry Risk. Investment risks associated with investing in global natural resources securities, in addition to other risks, include price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed by natural resource companies in complying with environmental and safety regulations, changes in supply of, or demand for, various natural resources, changes in energy prices, the success of exploration projects, changes in commodity prices, and special risks associated with natural or man-made disasters.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■

Investment Company Securities Risk. The risks of investment in other investment companies typically reflect the risk of the types of securities in which the investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their NAV per share. When the Portfolio invests in another investment company, shareholders of the Portfolio bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Portfolio’s fees and expenses, which could result in duplication of certain fees.

■

Liquidity Risk. Generally, a security is liquid if the Portfolio is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Portfolio may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price.

■

Management Risk. Portfolio performance is primarily dependent on Mackenzie’s skill in evaluating and managing the Portfolio’s holdings and the Portfolio may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Portfolio’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Portfolio. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Portfolio.

■

Sector Risk. At times, the Portfolio may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

54	Prospectus	Specialty Portfolios

■

Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of Mackenzie, undervalued. The value of a security believed by Mackenzie to be undervalued may never reach what is believed to be its full value, or such security’s value may decrease.

Performance

The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for the Portfolio. The table shows the average annual total returns for the Portfolio and also compares the performance with those of two broad-based securities market indices and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.

Prior to April 30, 2012, the Portfolio’s investment objective was to seek to provide long-term growth and any income realized was incidental. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide capital growth and appreciation.

The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call 888.WADDELL for the Portfolio’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 31.63% (the second quarter of 2009) and the lowest quarterly return was -41.06% (the fourth quarter of 2008).

Average Annual Total Returns

as of December 31, 2012	1 Year	5 Years	Life of Portfolio
Shares of Ivy Funds VIP Global Natural Resources (began on 04-28-2005)	1.89%	-8.91%	4.70%
Morgan Stanley Commodity Related Index (reflects no deduction for fees, expenses or taxes) (Index comparison begins on April 30, 2005.)	-0.51%	-0.86%	10.16%
MSCI AC World IMI 55% Energy + 45% Materials Index (reflects no deduction for fees, expenses or taxes) (Index comparison begins on April 30, 2005.)	6.30%	-2.24%	8.63%
Lipper Variable Annuity Natural Resources Funds Universe Average (net of fees and expenses) (Index comparison begins on April 30, 2005.)	2.61%	-3.24%	8.44%

Investment Adviser

The Portfolio is managed by Waddell & Reed Investment Management Company (WRIMCO) and sub-advised by Mackenzie Financial Corporation (Mackenzie).

Portfolio Manager

Frederick Sturm, Senior Vice President of Mackenzie, has managed the Fund since April 2005.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies to fund benefits payable under the Policies.

Specialty Portfolios	Prospectus	55

The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after the order is received in proper form on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Tax Information

Because the Portfolio currently only sells its shares to separate accounts of Participating Insurance Companies, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.

Payments to Broker-Dealers and other Financial Intermediaries

The Portfolio and its related companies may make payments to a Participating Insurance Company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the Participating Insurance Company or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a Participating Insurance Company to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

56	Prospectus	Specialty Portfolios

Ivy Funds VIP Science and Technology

Objective

To seek to provide growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.07%
Total Annual Portfolio Operating Expenses	1.17%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$119	$372	$644	$1,420

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies

Ivy Funds VIP Science and Technology seeks to achieve its objective by investing primarily in the equity securities of science and technology companies around the globe. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of science or technology companies. Such companies may include companies that, in the opinion of Waddell & Reed Investment Management Company (WRIMCO), the Portfolio’s investment manager, derive a competitive advantage by the application of scientific or technological developments or discoveries to grow their business or increase their competitive advantage. Science and technology companies are companies whose products, processes or services, in the opinion of WRIMCO, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological developments or discoveries. The Portfolio may also invest in companies that utilize science and/or technology as an agent of change to significantly enhance their business opportunities. The Portfolio may invest in securities issued by companies of any size, and may invest without limitation in foreign securities, including securities of issuers within emerging markets.

WRIMCO typically emphasizes growth potential in selecting stocks; that is, WRIMCO seeks companies in which earnings are likely to grow faster than the economy. WRIMCO aims to identify strong secular trends within industries and then applies a largely

Specialty Portfolios	Prospectus	57

bottom-up stock selection process by considering a number of factors in selecting securities for the Portfolio. These may include but are not limited to a company’s growth potential, earnings potential, quality of management, financial statements, industry position/market size potential and applicable economic and market conditions. The Portfolio typically holds a limited number of stocks (generally 45 to 65).

Many companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio will have an indirect exposure to additional foreign markets through investments in these companies.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities in order to determine whether the security has ceased to offer significant growth potential, has become overvalued and/or whether the company prospects of the issuer have deteriorated due to a change in management, change in strategy and/or a change in its financial characteristics. WRIMCO may also sell a security to reduce the Portfolio’s holding in that security, to take advantage of what it believes to be more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. The Portfolio is not intended as a complete investment program.

A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:

■	Company Risk. A company may perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

■

Concentration Risk. Because the Portfolio invests more than 25% of its total assets in the science and technology industry, the Portfolio’s performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in this industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. In addition, the Portfolio’s performance may be more volatile than an investment in a portfolio of broad market securities and may underperform the market as a whole, due to the relatively limited number of issuers of science and technology related securities.

■

Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries.

■

Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

■

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal, and political considerations that may not be associated with the U.S. markets and that could affect the Portfolio’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse foreign tax consequences; different and/or less stringent financial reporting standards; custody; and settlement delays. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■

Holdings Risk. The Portfolio typically holds a limited number of stocks (generally 45 to 65), and the Portfolio’s manager also tends to invest a significant portion of the Portfolio’s total assets in a limited number of stocks. As a result, the appreciation or depreciation of any one security held by the Portfolio will have a greater impact on the Portfolio’s net asset value (NAV) than it would if the Portfolio invested in a larger number of securities or if the Portfolio’s manager invested a greater portion of the Portfolio’s total assets in a larger number of stocks.

58	Prospectus	Specialty Portfolios

■

Large Company Risk. Large capitalization companies may go in and out of favor based on market and economic conditions. Large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, return on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies.

■

Liquidity Risk. Generally, a security is liquid if the Portfolio is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Portfolio may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price.

■

Management Risk. Portfolio performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Portfolio’s holdings and the Portfolio may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Portfolio’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Portfolio. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Portfolio. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Portfolio.

■

Mid Size Company Risk. Securities of mid capitalization companies may be more vulnerable to adverse developments than those of large companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid capitalization companies may be more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns.

■

Science and Technology Industry Risk. Investment risks associated with investing in science and technology securities, in addition to other risks, include: operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants and obsolescence of existing technology.

■

Small Company Risk. Securities of small capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations and such securities may be more affected than other types of stocks by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.

Performance

The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for the Portfolio. The table shows the average annual total returns for the Portfolio and also compares the performance with those of a broad-based securities market index and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Prior to April 30, 2012, the Portfolio’s investment objective was to seek long-term capital growth. Effective as of April 30, 2012, the Portfolio changed its investment objective to seeking to provide growth of capital.

Specialty Portfolios	Prospectus	59

The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call 888.WADDELL for the Portfolio’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 20.14% (the first quarter of 2012) and the lowest quarterly return was -18.81% (the fourth quarter of 2008).

Average Annual Total Returns

as of December 31, 2012	1 Year	5 Years	10 Years
Shares of Ivy Funds VIP Science and Technology	27.83%	5.25%	11.91%
S&P North American Technology Sector Index (reflects no deduction for fees, expenses or taxes)	15.23%	3.54%	9.40%
Lipper Variable Annuity Science & Technology Funds Universe Average (net of fees and expenses)	13.35%	2.08%	8.63%

Investment Adviser

The Portfolio is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Manager

Zachary H. Shafran, Senior Vice President of WRIMCO, has managed the Portfolio since February 2001.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies to fund benefits payable under the Policies.

The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after the order is received in proper form on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Tax Information

Because the Portfolio currently only sells its shares to separate accounts of Participating Insurance Companies, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.

Payments to Broker-Dealers and other Financial Intermediaries

The Portfolio and its related companies may make payments to a Participating Insurance Company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the Participating Insurance Company or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a Participating Insurance Company to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

60	Prospectus	Specialty Portfolios

More about the Portfolios

Additional Information about Principal Investment Strategies, Other Investments and Risks

Ivy Funds VIP Core Equity: The Portfolio seeks to achieve its objective to provide capital growth and appreciation by investing, during normal circumstances, in common stocks of large cap, U.S. and foreign companies that WRIMCO believes are high-quality, globally dominant, have sustainable competitive advantages accompanied by financial strength and earnings stability, and have dominant positions in their industries. There is no guarantee, however, that the Portfolio will achieve its objective.

WRIMCO utilizes both a top-down (assess the market environment) and a bottom-up (research individual issuers) analysis in its securities-selection process. It attempts to select securities that it believes have growth possibilities by looking at many factors that may include a company’s: projected long-term earnings power compared to market expectations over a multi-year horizon, competitive position in the global economy, history of improving sales and profits, management strength, established brand, leadership position in its industry, stock price value, potential earnings catalyst, dividend payment history, and prospects for capital return in the form of dividends and stock buybacks.

Through its bottom-up stock selection, WRIMCO searches for companies for which it believes market expectations are too low with regard to the company’s ability to grow its business. In selecting securities for the Portfolio, WRIMCO may consider whether a company has new products to introduce, has undergone cost restructuring or a management change, or has improved its execution, among other factors. WRIMCO may also consider various thematic factors, including major macro-economic and political forces, cyclical inflections, changes in consumer behavior and technology shifts.

The Portfolio also may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. large cap growth companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio will have an indirect exposure to foreign markets through investments in these companies.

The Portfolio may invest in derivative instruments in seeking to hedge its current holdings, including the use of futures or options contracts on broad U.S. equity indices.

When WRIMCO believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in U.S. government securities, investment-grade debt securities and cash and cash equivalents such as commercial paper, short-term notes and other money market instruments. However, by taking a temporary defensive position, the Portfolio may not achieve its investment objective.

Principal Risks. An investment in Ivy Funds VIP Core Equity is subject to various risks, including the following:

■ Company Risk ■ Foreign Exposure Risk ■ Growth Stock Risk ■ Holdings Risk	■ Large Company Risk ■ Management Risk ■ Market Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Funds VIP Core Equity may be subject to other, non-principal risks, including the following:

■ Derivatives Risk ■ Foreign Securities Risk ■ Interest Rate Risk	■ Mid Size Company Risk ■ Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.

Ivy Funds VIP Growth: The Portfolio seeks to achieve its objective to provide growth of capital by investing primarily in a diversified portfolio of common stocks issued by what WRIMCO believes are high-quality, growth-oriented large cap or mid cap U.S. and, to a lesser extent, foreign companies with appreciation possibilities. The Portfolio seeks to generate solid returns while striving to protect against downside risks. There is no guarantee, however, that the Portfolio will achieve its objective.

Prospectus	61

In selecting securities for the Portfolio, WRIMCO looks for companies which serve large markets with a demonstrated ability to sustain unit growth and high profitability, often driven by brand loyalty, proprietary technology, cost structure, scale, or distribution advantages. WRIMCO’s process for selecting stocks is based primarily on fundamental research but does utilize quantitative analysis during the screening process. From a quantitative standpoint, WRIMCO concentrates on profitability, capital intensity, cash flow and capital allocation measures, as well as earnings growth rates and valuations. WRIMCO’s fundamental research effort tries to identify those companies that it believes possess a sustainable competitive advantage, an important characteristic which typically enables a company to generate superior levels of profitability and growth for an extended period of time. Additional focus is given to those companies that appear well positioned to benefit from secular trends embedded in the marketplace (e.g., demographics, deregulation, capital spending trends, etc.).

The Portfolio invests primarily in common stocks but may also own, to a lesser extent, preferred stocks, convertible securities and debt securities, typically of investment grade and of any maturity. As well, the Portfolio may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio will have an indirect exposure to foreign markets through investments in these companies.

At times, as a temporary defensive measure, the Portfolio may invest up to all of its assets in debt securities, including commercial paper and short-term U.S. government securities, and/or preferred stocks. The Portfolio may also use options and futures contracts for temporary defensive purposes. By taking a temporary defensive position, the Portfolio may not achieve its investment objective.

Principal Risks. An investment in Ivy Funds VIP Growth is subject to various risks, including the following:

■ Company Risk ■ Foreign Exposure Risk ■ Growth Stock Risk ■ Holdings Risk	■ Large Company Risk ■ Management Risk ■ Market Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Funds VIP Growth may be subject to other, non-principal risks, including the following:

■ Derivatives Risk ■ Foreign Securities Risk	■ Mid Size Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.

Ivy Funds VIP Micro Cap Growth: The Portfolio seeks to achieve its objective to provide growth of capital by investing in various types of equity securities of primarily U.S. and foreign micro cap companies. Micro cap companies typically are companies with float-adjusted market capitalizations below $1 billion at the time of acquisition. Equity securities of a company whose capitalization exceeds the micro cap range after purchase will not be sold solely because of its increased capitalization. The Portfolio’s investment in equity securities may include common stocks that are offered in IPOs. The Portfolio may occasionally invest in equity securities of larger companies. There is no guarantee, however, that the Portfolio will achieve its objective.

In selecting equity securities for the Portfolio, WSA primarily looks for companies exhibiting extraordinary earnings growth, earnings surprise potential, fundamental strength and management vision. In selecting securities with earnings growth potential, WSA may consider such factors as a company’s competitive market position, quality of management, growth strategy, industry trends, internal operating trends (such as profit margins, cash flows and earnings and revenue growth), overall financial condition, and ability to sustain or improve its current rate of growth. In seeking to achieve its investment objective, the Portfolio may also invest in equity securities of companies that WSA believes are temporarily undervalued or show promise of improved results due to new management, products, markets or other factors.

The Portfolio may invest up to 25% of its total assets in foreign securities. Investing in foreign securities presents additional risks, such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have an indirect exposure to foreign markets through investments in these companies.

In addition to common stocks, the Portfolio may invest, to a lesser extent, in preferred stocks and securities convertible into equity securities.

62	Prospectus

For temporary defensive purposes, the Portfolio may invest up to all of its assets in various short-term cash and cash equivalent items. By taking a temporary defensive position, the Portfolio may not achieve its investment objective.

Principal Risks. An investment in Ivy Funds VIP Micro Cap Growth is subject to various risks, including the following:

■ Company Risk ■ Growth Stock Risk ■ Initial Public Offering Risk ■ Liquidity Risk	■ Management Risk ■ Market Risk ■ Small Company Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Funds VIP Micro Cap Growth may be subject to other, non-principal risks, including the following:

■ Foreign Exposure Risk	■ Foreign Securities Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.

Ivy Funds VIP Mid Cap Growth: The Portfolio seeks to achieve its objective to provide growth of capital by investing primarily in a diversified portfolio of U.S. and, to a lesser extent, foreign mid cap companies that WRIMCO believes offer above-average growth potential. The Portfolio primarily focuses on mid cap growth companies that WRIMCO believes have the potential to become large cap companies. Mid cap companies typically are companies with market capitalizations within the range of companies in the Russell Midcap Growth Index at the time of acquisition. As of March 31, 2013, this range of market capitalizations was between approximately $321.8 million and $28.9 billion. Securities of a company whose capitalization exceeds the mid cap range after purchase will not be sold solely because of the company’s increased capitalization. There is no guarantee, however, that the Portfolio will achieve its objective.

As noted, WRIMCO utilizes a primarily bottom-up approach in its selection of securities for the Portfolio and focuses on companies it believes have strong growth profiles, profitability, attractive valuations and sound capital structures. Other desired characteristics may include a leading market position, the active involvement of the founder or entrepreneur, management that is strong and demonstrates commitment to stakeholders, and a high gross margin and return on equity with low debt. WRIMCO also may consider a company’s dividend yield. Part of WRIMCO’s investment process includes a review of the macroeconomic environment, with a focus on factors such as interest rates, inflation, consumer confidence, and corporate spending.

The Portfolio’s holdings tend to be allocated across a spectrum of growth companies comprised of three major categories: greenfield growth (companies that possess innovative products or services that WRIMCO believes have the potential to turn into solid growth companies over the longer term); stable growth (companies that WRIMCO believes are well-managed, have durable business models and are producing moderate and reliable earnings growth but that are not the fastest growth companies in the marketplace); and unrecognized growth (companies, in WRIMCO’s view, whose future growth prospects are either distrusted or misunderstood, or whose growth has slowed from historical levels, but still have the potential to deliver or reassert growth).

The Portfolio may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks, such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have an indirect exposure to foreign markets through investments in these companies.

In addition to common stocks, the Portfolio may invest in convertible securities, preferred stocks and debt securities of any maturity and mostly of investment grade, that is, rated BBB- or higher by S&P or comparably rated by another NRSRO or, if unrated, determined by WRIMCO to be of comparable quality.

The Portfolio may utilize derivative instruments, including options, both written and purchased, on an index or on individual or baskets of equity securities, in seeking to gain exposure to certain sectors, to enhance income, and/or to hedge certain event risks on positions held by the Portfolio and to hedge market risk on equity securities. The Portfolio may also invest in exchange-traded funds (ETFs) as a means of gaining exposure to a particular segment of the market.

When WRIMCO believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in debt securities (including commercial paper, cash and cash equivalents, and short-term U.S. government securities), preferred stocks or both. As well, the Portfolio may choose to invest in companies whose sales and earnings growth are generally stable through a variety of economic conditions. By taking a temporary defensive position the Portfolio may not achieve its investment objective.

Prospectus	63

Principal Risks. An investment in Ivy Funds VIP Mid Cap Growth is subject to various risks, including the following:

■ Company Risk ■ Growth Stock Risk ■ Management Risk	■ Market Risk ■ Mid Size Company Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Funds VIP Mid Cap Growth may be subject to other, non-principal risks, including the following:

■ Derivatives Risk ■ Foreign Exposure Risk ■ Foreign Securities Risk	■ Investment Company Securities Risk ■ Large Company Risk ■ Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.

Ivy Funds VIP Small Cap Growth: The Portfolio seeks to achieve its objective to provide growth of capital by investing primarily in common stocks of small cap companies that are relatively new or unseasoned, companies in their early stages of development, or smaller companies positioned in new or emerging industries where WRIMCO believes there is an opportunity for higher growth than in established companies or industries. The emphasis on portfolio risk diversification is an important contributor to the ability to effectively manage risk, as a desired goal is to have a portfolio of securities that tend not to react in high correlation to one another under any economic or market condition. This emphasis is intended to result in a higher degree of diversification, reduced portfolio volatility, and a smoother more consistent pattern of portfolio returns over the long term. There is no guarantee, however, that the Portfolio will achieve its objective.

WRIMCO considers quality of management and superior financial characteristics (for example, return on assets, return on equity, operating margin) in its search for companies, thereby focusing on what it believes to be higher-quality companies. WRIMCO seeks companies that it believes exhibit successful and scalable business models by having one or more of the following characteristics: a company that is a strong niche player, that features the involvement of the founder, that demonstrates a strong commitment to shareholders, or that focuses on organic growth. WRIMCO believes that such companies generally have a replicable business model that allows for sustained growth.

The focus on holding an investment is intermediate to long-term. WRIMCO considers selling a holding if its analysis reveals evidence of a meaningful deterioration in operating trends, it anticipates a decrease in the company’s ability to grow and gain market shares and/or the company’s founder departs.

Small cap companies typically are companies with market capitalizations below $3.5 billion. The Portfolio considers a company’s capitalization at the time the Portfolio acquires the company’s securities. Equity securities of a company whose capitalization exceeds the small cap range after purchase will not be sold solely because of the company’s increased capitalization. From time to time, the Portfolio also may invest a lesser portion of its assets in securities of mid and large cap companies (that is, companies with market capitalizations larger than that defined above) that, in WRIMCO’s opinion, are being fundamentally changed or revitalized, have a position that is considered strong relative to the market as a whole or otherwise offer unusual opportunities for above-average growth.

In addition to common stocks, the Portfolio may invest in: securities convertible into common stocks; preferred stocks; and debt securities, that are mostly of investment grade.

The Portfolio may invest up to 25% of its total assets in foreign securities. Investing in foreign securities may present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have an indirect exposure to foreign markets through investments in these companies.

The Portfolio may invest in ETFs to gain industry exposure not otherwise available through direct investments in small cap securities. The Portfolio may also invest in derivatives, including options, both written and purchased, on individual equity securities owned by the Portfolio in seeking to hedge market risk on equity securities, as well as to increase exposure to various equity sectors and markets.

64	Prospectus

When WRIMCO believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in debt securities, including commercial paper and short-term U.S. government securities, and/or preferred stocks. The Portfolio also may invest in more established companies, such as those with longer operating histories than many small cap companies. As well, it may increase the number of issuers in which it invests and thereby limit the Portfolio’s position size in any particular security. By taking a temporary defensive position, however, the Portfolio may not achieve its investment objective.

Principal Risks. An investment in Ivy Funds VIP Small Cap Growth is subject to various risks, including the following:

■ Company Risk ■ Growth Stock Risk ■ Holdings Risk ■ Initial Public Offering Risk	■ Liquidity Risk ■ Management Risk ■ Market Risk ■ Small Company Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Funds VIP Small Cap Growth may be subject to other, non-principal risks, including the following:

■ Derivatives Risk ■ Foreign Exposure Risk ■ Foreign Securities Risk	■ Investment Company Securities Risk ■ Large Company Risk ■ Mid Size Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.

Ivy Funds VIP Small Cap Value: The Portfolio seeks to achieve its objective to provide capital appreciation by investing primarily in various types of equity securities of small cap U.S. and, to a lesser extent, foreign companies that WRIMCO believes are value-oriented. There is no guarantee, however, that the Portfolio will achieve its objective.

Small cap companies typically are companies with market capitalizations below $3.5 billion. WRIMCO considers a company’s capitalization at the time the Portfolio acquires the company’s securities. Equity securities of a company whose capitalization exceeds the small cap range after purchase will not be sold solely because of the company’s increased capitalization. From time to time, the Portfolio also may invest a lesser portion of its assets in securities of mid and large cap companies (that is, companies with market capitalizations larger than that defined above), as well as securities of growth-oriented companies.

In selecting value stocks and other equity securities, WRIMCO makes an assessment of the current state of the economy, examines various industry sectors, and analyzes individual companies in the small cap universe. WRIMCO primarily focuses on equity securities it believes are undervalued or trading below their true worth, but that appear likely to come back into favor with investors. Undervalued securities are securities that WRIMCO believes: (a) are undervalued relative to other securities in the market or currently earn low returns with a potential for higher returns, (b) are undervalued relative to the potential for improved operating performance and financial strength, or (c) are issued by companies that have recently undergone a change in management or control or corporate restructuring, or developed new products or services that may improve their business prospects or competitive position or corporate visibility. In assessing relative value, WRIMCO considers factors such as a company’s ratio of market price to earnings, ratio of enterprise value to operating cash flow, ratio of market price to book value, ratio of market price to cash flow, estimated earnings growth rate, cash flow, yield, liquidation value, quality of management and competitive market position.

In selecting securities, WRIMCO seeks companies with a significant difference between a company’s current market price and its intrinsic value as estimated by WRIMCO and also considers a company’s industry structure, growth opportunities, management effectiveness, financial leverage, competitive position, new products, cyclical issues and economic variables. In seeking to achieve its investment objective, the Portfolio may also invest in equity securities of companies that WRIMCO believes show potential for sustainable earnings growth above the average market growth rate.

The Portfolio may invest in shares of business development companies (BDCs) subject to the restrictions and limitations of the 1940 Act. BDCs are a type of closed-end investment company regulated by the 1940 Act and typically invest in, and lend to, small and medium-sized private companies that may not have access to public equity markets for capital raising. BDCs must invest at least 70% of the value of their total assets in certain asset types, which typically are the securities of private U.S. businesses, and must make available significant managerial assistance to the issuers of such securities.
The Portfolio may invest in MLPs. An MLP is an investment that combines the tax benefits of a partnership with the liquidity of publicly traded securities. Investments in MLPs involve risks that differ from investments in common stocks, including, among

Prospectus	65

others, risks related to limited control and limited rights to vote on matters affecting the MLP, cash flow risks, dilution risks, and others. The Portfolio’s investments in MLPs will be limited by tax considerations.

The Portfolio primarily invests in common stocks; however, it may invest, to a lesser extent, in preferred stocks and other securities convertible into equity securities. The Portfolio may invest up to 25% of its total assets in foreign securities. Investing in foreign securities may present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have an indirect exposure to foreign markets through investments in these companies.

The Portfolio may also invest in derivative instruments, including written options on individual equity securities, in seeking to gain exposure to, or facilitate trading in, certain securities or market sectors; it may also utilize derivatives to generate additional income from written option premiums.

In an attempt to respond to adverse market, economic, political or other conditions, the Portfolio may invest for temporary defensive purposes in various short-term cash and cash equivalent items. Other defensive tactics that may be used by WRIMCO include holding smaller position sizes in individual holdings and/or being more broadly diversified across sectors and industries. By taking a temporary defensive position, the Portfolio may not achieve its investment objective.

Principal Risks. An investment in Ivy Funds VIP Small Cap Value is subject to various risks, including the following:

■ Catalyst Risk ■ Company Risk ■ Holdings Risk ■ Initial Public Offering Risk ■ Liquidity Risk	■ Management Risk ■ Market Risk ■ Small Company Risk ■ Value Stock Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Funds VIP Small Cap Value may be subject to other, non-principal risks, including the following:

■ Business Development Company Securities Risk ■ Derivatives Risk ■ Foreign Exposure Risk ■ Foreign Securities Risk ■ Growth Stock Risk	■ Investment Company Securities Risk ■ Large Company Risk ■ Mid Size Company Risk ■ MLP Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.

Ivy Funds VIP Value: The Portfolio seeks to achieve its objective to provide capital appreciation by primarily investing, for the long term, in the common stocks, and to a lesser extent, preferred stock, of large cap U.S. and, to a lesser extent, foreign companies that WRIMCO believes are undervalued. Large cap companies typically are companies with market capitalizations of at least $10 billion at the time of acquisition. The Portfolio seeks to invest in stocks that are, in the opinion of WRIMCO, undervalued relative to the true value of the company, and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation. There is no guarantee, however, that the Portfolio will achieve its objective.

To identify securities for the Portfolio, WRIMCO primarily utilizes fundamental bottom-up research while considering a top-down (assess the market environment) and quantitative analysis. In general, in selecting securities for the Portfolio, WRIMCO evaluates market risk, interest rate trends and the economic climate. It then considers numerous factors in its analysis of individual issuers and their stocks, which may include: estimated intrinsic value of the company using various valuation metrics, historical earnings growth, future expected earnings growth, company’s position in its industry, industry conditions, competitive strategy, management capabilities, free cash flow potential, and internal or external catalysts for change.

The Portfolio may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio will have an indirect exposure to foreign markets through investments in these companies.

66	Prospectus

The Portfolio may invest in MLPs. An MLP is an investment that combines the tax benefits of a partnership with the liquidity of publicly traded securities. Investments in securities of MLPs involve risks that differ from investments in common stocks including, among others, risks related to limited control and limited rights to vote on matters affecting the MLP, cash flow risks, dilution risks, and others. The Portfolio’s investments in MLPs will be limited by tax considerations.

The Portfolio also may invest in derivative instruments, primarily written options on individual equity securities, in seeking to hedge market risk on equity securities, to generate additional income from written option premiums, or to gain exposure to, or facilitate trading in, certain securities.

When WRIMCO believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in debt securities, including commercial paper and short-term U.S. government securities, and/or preferred stocks. By taking a temporary defensive position, the Portfolio may not achieve its investment objective.

Principal Risks. An investment in Ivy Funds VIP Value is subject to various risks, including the following:

■ Catalyst Risk ■ Company Risk ■ Foreign Exposure Risk ■ Holdings Risk	■ Large Company Risk ■ Management Risk ■ Market Risk ■ Value Stock Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Funds VIP Value may be subject to other, non-principal risks, including the following:

■ Derivatives Risk ■ Foreign Securities Risk ■ Mid Size Company Risk	■ MLP Risk ■ Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.

Ivy Funds VIP High Income: The Portfolio seeks to achieve its objective to provide total return through a combination of high current income and capital appreciation by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, including secured and unsecured loan assignments, loan participations and other loan instruments, of U.S. and foreign issuers, the risks of which are, in the judgment of WRIMCO, consistent with the Portfolio’s objective. There is no guarantee, however, that the Portfolio will achieve its objective.

In general, the high level of income that the Portfolio seeks is paid by debt securities rated in the lower rating categories of the NRSROs or unrated securities that are determined by WRIMCO to be of comparable quality; these include debt securities rated BBB+ or lower by S&P or comparably rated by another NRSRO or, if unrated, determined by WRIMCO to be of comparable quality. Lower-quality debt securities, which include junk bonds, are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.

The Portfolio primarily owns debt securities and may own fixed-income securities of varying maturities; however, it also may own, to a lesser degree, preferred stocks, common stocks and convertible securities. The Portfolio may invest in private placements and other restricted securities.

The Portfolio may enter into credit default swap contracts for hedging and/or speculative purposes. The Portfolio may either sell or buy credit protection under these contracts. The Portfolio may also utilize forward contracts in an effort to hedge the exposure to foreign currencies from securities held in the Portfolio.

The Portfolio may invest an unlimited amount of its assets in foreign securities. Investments in foreign securities also present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. As well, if the Portfolio invests in non-U.S. dollar-denominated securities, it may hedge any currency exposure related to those securities. Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio will have an indirect exposure to foreign markets through investments in these companies.

Prospectus	67

When WRIMCO believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions and to attempt to reduce the price volatility of the Portfolio, WRIMCO may take any one or more of the following steps with respect to the Portfolio’s assets:

■	shorten the average maturity of the Portfolio’s debt holdings

■	hold cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit)

■	emphasize investment grade debt securities

By taking a temporary defensive position in any one or more of these manners, the Portfolio may not achieve its investment objective.

Principal Risks. An investment in Ivy Funds VIP High Income is subject to various risks, including the following:

■ Company Risk ■ Credit Risk ■ Foreign Exposure Risk ■ Foreign Securities Risk ■ Interest Rate Risk ■ Liquidity Risk	■ Loan Risk ■ Low-Rated Securities Risk ■ Management Risk ■ Market Risk ■ Private Placements and Other Restricted Securities Risk ■ Reinvestment Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Funds VIP High Income may be subject to other, non-principal risks, including the following:

■ Derivatives Risk ■ Extension Risk	■ Mortgage-Backed and Asset-Backed Securities Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.

Ivy Funds VIP International Core Equity: The Portfolio seeks to achieve its objective to provide capital growth and appreciation by investing primarily in equity securities principally traded largely in developed European and Asian/Pacific Basin markets and primarily issued by what WRIMCO believes to be reasonably valued companies with strong cash flows and exposure to global investment themes. WRIMCO also may employ a growth approach by seeking companies whose earnings it believes will grow faster than the economy. Although the Portfolio may invest in securities issued by companies of any size, it typically has more exposure to securities issued by large cap companies. There is no guarantee, however, that the Portfolio will achieve its objective.

The Portfolio invests in a variety of economic sectors and industry segments to seek to reduce the effects of price volatility in any one area. WRIMCO seeks to identify an investment theme, then seeks to determine the most appropriate sectors and geographies to benefit from that theme and finally seeks to find what it believes are reasonably valued companies with improving returns on capital, growth prospects, sound balance sheets and steady cash generation. WRIMCO combines a top-down, macro thematic approach with a bottom-up stock selection process, and uses a combination of country analysis (economic growth, money flows, business cycle, interest rates, political climate, and currencies), industry dynamics (growth opportunities, competitive dynamics, cyclical sensitivity, and economic returns), and individual stock selection (strong free cash flow, strengthening fundamentals, solid or improving competitive advantage, higher expected returns, value relative to peers, and improving growth prospects) in composing the portfolio. Many companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have an indirect exposure to additional foreign markets through investments in these companies.

The Portfolio may use forward contracts in seeking to manage its exposure (increase or decrease) to various foreign currencies. The Portfolio may also use a range of derivative investment techniques in seeking to hedge or manage broad or specific equity market movements or to increase or decrease exposure to specific sectors, countries and/or currencies.

The Portfolio may from time to time take a temporary defensive position, and invest without limit in government securities, investment-grade debt securities, and cash and cash equivalents such as commercial paper, short-term notes and other money market securities. However by taking a temporary defensive position the Portfolio may not achieve its investment objective.

68	Prospectus

Principal Risks. An investment in Ivy Funds VIP International Core Equity is subject to various risks, including the following:

■ Company Risk ■ Emerging Market Risk ■ Foreign Currency Risk ■ Foreign Securities Risk	■ Large Company Risk ■ Management Risk ■ Market Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Funds VIP International Core Equity may be subject to other, non-principal risks, including the following:

■ Derivatives Risk ■ Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk ■ Foreign Exposure Risk ■ Growth Stock Risk	■ Holdings Risk ■ Mid Size Company Risk ■ Small Company Risk ■ Value Stock Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.

Ivy Funds VIP International Growth: The Portfolio seeks to achieve its objective to provide growth of capital by investing primarily in a diversified portfolio of common stocks of growth-oriented foreign issuers. Growth securities are those whose earnings, WRIMCO believes, are likely to have strong growth over several years. WRIMCO seeks profitable companies with a competitive advantage in their industry as well as the ability to sustain their growth rates. It considers factors such as a company’s intellectual property, brand, scale, distribution, margins and return on capital and seeks to identify and capitalize upon key trends such as high-growth end markets, supply and demand imbalances, new product adoption and industry consolidation. Although the Portfolio primarily invests in securities issued by large capitalization companies, it may invest in securities issued by companies of any size and in any geographic area and within various sectors. Many companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio may have an indirect exposure to additional foreign markets through investments in these companies. There is no guarantee, however, that the Portfolio will achieve its objective.

The Portfolio may use a range of derivative investment techniques in seeking to manage various market risks (such as interest rates, and broad or specific equity or fixed-income market movements) and may use forward contracts to manage its exposure (increase or decrease) to various foreign currencies. The Portfolio may use derivatives, including, but not limited to, total return swaps, to gain exposure to a particular sector or security. The Portfolio also may invest in ETFs as a means of gaining exposure to a particular segment of the market, which may include seeking to gain exposure to precious metals and other commodities.

The Portfolio may from time to time take a temporary defensive position, and may invest up to all of its assets in U.S. government securities, investment-grade debt securities and cash and cash equivalents such as commercial paper, short-term notes and other money market securities; it may avoid investment in volatile emerging markets and increase investments in more stable, developed countries and industries; and it also may invest all of its assets in U.S. securities. By taking a temporary defensive position, the Portfolio may not achieve its investment objective.

Principal Risks. An investment in Ivy Funds VIP International Growth is subject to various risks, including the following:

■ Company Risk ■ Emerging Market Risk ■ Foreign Currency Risk ■ Foreign Securities Risk	■ Growth Stock Risk ■ Large Company Risk ■ Management Risk ■ Market Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Funds VIP International Growth may be subject to other, non-principal risks, including the following:

■ Commodities Risk ■ Derivatives Risk ■ Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk ■ Foreign Exposure Risk	■ Interest Rate Risk ■ Investment Company Securities Risk ■ Mid Size Company Risk ■ Small Company Risk

Prospectus	69

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.

Ivy Funds VIP Asset Strategy: The Portfolio seeks to achieve its objective to provide total return by allocating its assets primarily among stocks, bonds, and short-term instruments of issuers in markets around the globe, as well as investments in derivative instruments, precious metals and investments with exposure to various foreign currencies. The Portfolio may invest its assets in almost any market that WRIMCO believes can offer a high probability of return or, alternatively, that can provide a high degree of relative safety in uncertain times. The Portfolio may invest up to 100% of its total assets in foreign securities, including issuers located in and/or generating revenue from emerging markets. Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio will have an indirect exposure to foreign markets through investments in these companies.

Generally, the mix of assets in the Portfolio will change from time to time depending on WRIMCO’s assessment of the market for each investment type. Allocating assets among different types of investments allows the Portfolio to take advantage of opportunities wherever they may occur, but also subjects the Portfolio to the risks of a given investment type. Stock values generally fluctuate in response to the activities of individual companies and general market and economic conditions. The values of bonds and short-term instruments generally fluctuate due to changes in interest rates and due to the credit quality of the issuer.

Subject to diversification limits, WRIMCO may invest up to 25% of the Portfolio’s total assets in precious metals. Investments in physical commodities, including precious metals, may experience severe price fluctuations over short periods of time; as well, storage and trading costs may exceed the custodial and/or brokerage costs associated with other investments.

WRIMCO regularly reviews the global economic environment to determine asset allocation and security selection, and makes changes to favor investments that it believes provide the best opportunity to achieve the Portfolio’s objective. In developing global themes, WRIMCO evaluates a number of global trends that may include political, social, cultural, demographic, current and historical trends, among others. Although WRIMCO uses its expertise and resources in choosing investments and in allocating assets, WRIMCO’s decisions may not always be beneficial to the Portfolio, and there is no guarantee that the Portfolio will achieve its objective.

WRIMCO tries to balance the Portfolio’s investment risks against potentially higher total returns typically by reducing the stock allocation during stock market down cycles and increasing the stock allocation during periods of strongly positive market performance. Generally, WRIMCO makes asset shifts gradually over time. WRIMCO considers various factors when it decides to sell a security, such as an individual security’s performance and/or if it is an appropriate time to vary the Portfolio’s mix.

The Portfolio may purchase shares of another investment company subject to the restrictions and limitations of the 1940 Act. The Portfolio also may invest in ETFs as a means of tracking the performance of a designated stock index while also maintaining liquidity, or to gain exposure to precious metals and other commodities without purchasing them directly. The Portfolio may invest in private placements and other restricted securities.

WRIMCO may, when consistent with the Portfolio’s investment objective, seek to manage exposure to certain securities, companies, sectors, markets, foreign currencies and/or precious metals and seek to hedge certain event risks on positions held by the Portfolio.

As described above, the Portfolio has the flexibility to invest up to all of its assets in money market and other short-term investments, although it does not typically invest a substantial portion of its assets in these investments under normal circumstances. WRIMCO will typically increase the Portfolio’s investment in high-quality, short-term investments in order to increase the defensive positioning of the Portfolio and/or to enable the Portfolio to participate in opportunities as they present themselves.

Although WRIMCO may seek to preserve appreciation in the Portfolio by taking a temporary defensive position, doing so may prevent the Portfolio from achieving its investment objective.

70	Prospectus

Principal Risks. An investment in Ivy Funds VIP Asset Strategy is subject to various risks, including the following:

■ Commodities Risk ■ Company Risk ■ Credit Risk ■ Derivatives Risk ■ Emerging Market Risk ■ Foreign Currency Risk ■ Foreign Exposure Risk ■ Foreign Securities Risk ■ Growth Stock Risk

■ Interest Rate Risk

■ Investment Company Securities Risk

■ Large Company Risk

■ Liquidity Risk

■ Low-Rated Securities Risk

■ Management Risk

■ Market Risk

■ Private Placements and Other Restricted Securities Risk

■ Subsidiary Investment Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Funds VIP Asset Strategy may be subject to other, non-principal risks, including the following:

■ Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk ■ Mid Size Company Risk	■ Reinvestment Risk ■ Small Company Risk ■ Value Stock Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.

Ivy Funds VIP Balanced: The Portfolio seeks to achieve its objective to provide total return through a combination of capital appreciation and current income by investing primarily in a diversified mix of stocks, debt securities and short-term instruments, depending on market conditions. There is no guarantee, however, that the Portfolio will achieve its objective.

The Portfolio owns common stocks in order to provide possible appreciation of capital and some dividend income, and it invests a portion of its total assets in either debt securities or preferred stocks, or both, in order to provide income and relative stability of capital. The Portfolio also may invest in convertible securities. The Portfolio ordinarily invests at least 25% of its total assets in fixed income securities, including preferred debt securities. The Portfolio ordinarily will not invest more than 75% of its total assets in equity securities, although it may invest up to all of its assets in equity securities if, in WRIMCO’s judgment, this is advisable due to unusual market or economic conditions.

In its equity investments, the Portfolio invests primarily in medium to large, well-established companies that typically issue dividend-paying securities. The majority of the Portfolio’s debt holdings are either U.S. government securities or investment-grade corporate bonds, including bonds rated BBB- or higher by S&P or comparably rated by another NRSRO or, if unrated, determined by WRIMCO to be of comparable quality. The Portfolio may invest up to 20% of its total assets in non-investment grade debt securities, which may include floating rate notes or secured bank loans. The Portfolio has no limitations on the range of maturities of debt securities in which it may invest nor on the size of companies in which it may invest.

The Portfolio may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio will have an indirect exposure to foreign markets through investments in these companies.

The Portfolio may invest in ETFs for the purpose of more quickly gaining exposure to a particular segment of the market.

When WRIMCO believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in debt securities that may be considered equivalent to owning cash because of their safety and liquidity. By taking a temporary defensive position, however, the Portfolio may not achieve its investment objective.

Principal Risks. An investment in Ivy Funds VIP Balanced is subject to various risks, including the following:

■ Company Risk ■ Credit Risk ■ Foreign Exposure Risk ■ Growth Stock Risk ■ Interest Rate Risk ■ Large Company Risk	■ Management Risk ■ Market Risk ■ Mid Size Company Risk ■ Reinvestment Risk

Prospectus	71

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Funds VIP Balanced may be subject to other, non-principal risks, including the following:

■ Foreign Securities Risk ■ Investment Company Securities Risk ■ Loan Risk	■ Low-Rated Securities Risk ■ Mortgage-Backed and Asset-Backed Securities Risk ■ Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.

Ivy Funds VIP Global Natural Resources: The Portfolio seeks to achieve its objective to provide capital growth and appreciation by investing at least 80% of its net assets in the equity securities of companies of any size throughout the world that own, explore or develop natural resources and other basic commodities or that supply goods and services to such companies. There is no guarantee, however, that the Portfolio will achieve its objective.

Mackenzie systematically reviews its investment decisions and may allow cash reserves to build up when valuations seem unattractive. Mackenzie attempts to manage risk through diversifying the Portfolio’s holdings by commodity, country, issuer, and market capitalization of companies; however, such diversification may not necessarily reduce Portfolio volatility. Mackenzie searches for what it feels are well-managed companies with strong balance sheets and the technological capability and expertise to grow independently of commodity prices. In addition, Mackenzie seeks to anchor the Portfolio’s holdings with established larger companies that have historically strong-producing assets and attractive long-term reinvestment opportunities. From a macro perspective, Mackenzie monitors demand expectations for various commodities and utilizes this information to adjust the level of sector exposure and individual security holdings in the Portfolio.

Under normal circumstances, the Portfolio invests at least 65% of its total assets in issuers of at least three countries, which may include the U.S. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio will have an indirect exposure to foreign markets through investments in these companies.

The Portfolio may also invest in ETFs or options on ETFs as a means of tracking the performance of a designated stock index. The Portfolio also may invest in precious metals and other physical commodities.

As a temporary defensive measure, when Mackenzie believes that securities markets or economic conditions are unfavorable or unsettled, the Portfolio may try to protect its assets by investing up to 100% of its total assets in securities that are highly liquid, including high-quality money market instruments, such as short-term U.S. government securities, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Portfolio. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, and typically are highly liquid or comparatively safe, they tend to offer lower returns. Therefore, the Portfolio’s performance could be comparatively lower if it concentrates its assets in defensive holdings. The additional temporary defensive measures that Mackenzie may employ include altering the mix of company and sector holdings or using derivative strategies. By taking a temporary defensive position, the Portfolio may not achieve its investment objective.

Principal Risks. An investment in Ivy Funds VIP Global Natural Resources is subject to various risks, including the following:

■ Commodities Risk ■ Company Risk ■ Derivatives Risk ■ Emerging Market Risk ■ Foreign Currency Risk ■ Foreign Exposure Risk ■ Foreign Securities Risk ■ Global Natural Resources Industry Risk	■ Growth Stock Risk ■ Investment Company Securities Risk ■ Liquidity Risk ■ Management Risk ■ Market Risk ■ Sector Risk ■ Value Stock Risk

72	Prospectus

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Funds VIP Global Natural Resources may be subject to other, non-principal risks, including the following:

■ Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk ■ Large Company Risk	■ Mid Size Company Risk ■ Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.

Ivy Funds VIP Science and Technology: The Portfolio seeks to achieve its objective to provide growth of capital by investing primarily in the equity securities of science and technology companies around the globe. Science and technology companies are companies whose products, processes or services, in WRIMCO’s opinion, are being, or are expected to be, significantly benefited by the use or commercial application of scientific or technological developments or discoveries. As well, the Portfolio may invest in companies that utilize science and/or technology as an agent of change to significantly enhance their business opportunities. The Portfolio may invest in securities issued by companies of any size, and may invest without limitation in foreign securities, including securities of issuers within emerging markets. The Portfolio may invest in any geographic area. Many companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio will have an indirect exposure to additional foreign markets through investments in these companies. There is no guarantee, however, that the Portfolio will achieve its objective.

In its selection of securities for investment by the Portfolio, WRIMCO aims to identify companies that it believes to be benefiting from the world’s strongest secular economic trends, and then applies its largely bottom-up research to identify what it believes are the best holdings for the Portfolio.

The Portfolio may invest in, but is not limited to, areas such as:

Science:

■ pharmaceuticals ■ medical technology equipment ■ biotechnology	■ genomics ■ proteomics ■ healthcare services

Technology:

■ semiconductors ■ computer hardware ■ computer services ■ software ■ networking ■ telecommunication services ■ defense electronics	■ entertainment ■ content media ■ data processing ■ internet ■ energy efficiency ■ alternative energy

The Portfolio primarily owns common stocks; however, it may invest, to a lesser extent, in preferred stocks, debt securities and convertible securities. The Portfolio may invest up to 20% of its total assets in non-investment grade fixed income securities, which are securities rated BB+ or lower by S&P or comparably rated by another NRSRO or, if unrated, determined by WRIMCO to be of comparable quality, which may include convertible securities.

The Portfolio may use a range of derivative investment techniques, typically options, both written and purchased, on individual equity securities owned by the Portfolio and on equity indices, in seeking to hedge various market risks and/or individual security risk as well as to enhance return. The Portfolio may also use derivatives in seeking to gain exposure to a particular security. The Portfolio may use foreign currency exchange transactions and forward foreign currency contracts in seeking to hedge or manage the Portfolio’s exposure to foreign currencies of securities held in the Portfolio. The Portfolio may invest in ETFs as a means to invest cash effectively.

When WRIMCO believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in U.S. government securities or other debt securities, mostly of investment grade. However, by taking a temporary defensive position, the Portfolio may not achieve its investment objective. The Portfolio may also hedge its foreign currency exposure, when applicable.

Prospectus	73

Principal Risks. An investment in Ivy Funds VIP Science and Technology is subject to various risks, including the following:

■ Company Risk ■ Concentration Risk ■ Emerging Market Risk ■ Foreign Exposure Risk ■ Foreign Securities Risk ■ Growth Stock Risk ■ Holdings Risk	■ Large Company Risk ■ Liquidity Risk ■ Management Risk ■ Market Risk ■ Mid Size Company Risk ■ Science and Technology Industry Risk ■ Small Company Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Funds VIP Science and Technology may be subject to other, non-principal risks, including the following:

■ Derivatives Risk ■ Foreign Currency Exchange Transactions and Forward Currency Contracts Risk ■ Foreign Currency Risk	■ Initial Public Offering Risk ■ Investment Company Securities Risk ■ Low-Rated Securities Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the SAI.

Additional Investment Considerations

The objective(s) and investment policies of each Portfolio may be changed by the Trust’s Board of Trustees (Board) without a vote of the Portfolio’s shareholders, unless a policy or restriction is otherwise described as a fundamental policy in the SAI.

Because each Portfolio owns different types of investments, its performance will be affected by a variety of factors. The value of each Portfolio’s investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. Performance will also depend on the skill of WRIMCO or the investment subadviser, as applicable (the Investment Manager), in selecting investments. As with any mutual fund, you could lose money on your investment.

Each Portfolio also may invest in and use certain other types of securities and instruments in seeking to achieve its objective(s). For example, each Portfolio may invest in options, futures contracts and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Certain types of each Portfolio’s authorized investments and strategies, such as derivative instruments, foreign securities, junk bonds and commodities, including precious metals, involve special risks. Depending on how much a Portfolio invests or uses these strategies, these special risks may become significant.

Certain types of mortgage-backed and asset-backed securities may experience significant valuation uncertainties, greater volatility, and significantly less liquidity due to the sharp rise of foreclosures on home loans secured by subprime mortgages in recent years. Subprime mortgages have a higher credit risk than prime mortgages, as the credit criteria for obtaining a subprime mortgage is more flexible than that used with prime borrowers. To the extent that a Portfolio invests in securities that are backed by pools of mortgage loans, the risk to the Portfolio may be significant. Other asset-backed securities also may experience significant valuation uncertainties, increased volatility, and significantly reduced liquidity.

Each Portfolio may actively trade securities in seeking to achieve its objective(s). Factors that can lead to active trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain a Portfolio’s market capitalization target of the securities in the Portfolio’s holdings and the need to sell a security to meet redemption activity. Actively trading securities may increase transaction costs (which may reduce performance) and increase realized gains that a Portfolio must distribute.

Each of the Portfolios generally seeks to be fully invested, except to the extent that it takes a temporary defensive position. In addition, at times, the Investment Manager may invest a portion of the Portfolio’s assets in cash or cash equivalents if the Investment Manager is unable to identify and acquire a sufficient number of securities that meet the Investment Manager’s selection criteria for implementing the Portfolio’s investment objective(s), strategies and policies.

74	Prospectus

You will find more information in the SAI about each Portfolio’s permitted investments and strategies, as well as the restrictions that apply to them.

A description of the Portfolios’ policies and procedures with respect to the disclosure of their securities holdings is available in the SAI.

Portfolio holdings can be found at www.waddell.com. Alternatively, a complete schedule of portfolio holdings of each Portfolio for the first and third quarters of each fiscal year is filed with the Securities and Exchange Commission (SEC) on the Trust’s Form N-Q. These holdings may be viewed in the following ways:

■	On the SEC’s website at http://www.sec.gov.

■	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 202.551.8090.

Defining Risks

Business Development Company Securities Risk — Because BDCs typically invest in small and medium-sized companies, a BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group. Accordingly, the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs also are subject to management risk, including the ability of the BDC’s management to meet the BDC’s investment objective, and the ability of the BDC’s management to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV.

Like an investment in other investment companies, a Portfolio will indirectly bear its proportionate share of any management and other expenses charged by the BDCs in which it invests.

Catalyst Risk — Investing in companies in anticipation of a catalyst carries the risk that certain of such catalysts may not happen or the market may react differently than expected to such catalysts, in which case a Portfolio may experience losses.

Commodities Risk — Commodity trading, including trading in precious metals, is generally considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of a Portfolio’s investments in commodities are cyclical economic conditions, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. Also, a Portfolio may pay more to store and accurately value its commodity holdings than it does with its other portfolio investments. Moreover, under the Federal tax law, a Portfolio may not derive more than 10% of its annual gross income from gains resulting from selling commodities (and other non-qualifying income). Accordingly, a Portfolio may be required to hold its commodities or sell them at a loss, or to sell portfolio securities at a gain, when for investment reasons it would not otherwise do so.

Company Risk — An individual company may perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

Concentration Risk — If a Portfolio invests more than 25% of its total assets in a particular industry, the Portfolio’s performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in a single industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector or company.

Credit Risk — An issuer of a debt security (including a mortgage-backed security) or a real estate investment trust (REIT) may not make payments on the security when due, or the other party to a contract may default on its obligation. There is also the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and, therefore, in the NAV of a Portfolio. Also, a change in the quality rating of a debt

Prospectus	75

security or a REIT security can affect the security’s liquidity and make it more difficult to sell. If a Portfolio purchases unrated securities and obligations, it will depend on the Investment Manager’s analysis of credit risk more heavily than usual.

Derivatives Risk — A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of another security, index, asset, rate or event. Derivatives are traded either on an organized exchange or OTC. Futures contracts, options and swaps are common types of derivatives that a Portfolio may occasionally use. A futures contract is an agreement to buy or sell a security or other instrument, index or commodity at a specific price on a specific date. An option is the right to buy or sell a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an agreement involving the exchange by a Portfolio with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified amount. Swaps include options on commodities, caps, floors, collars and certain forward contracts. Some swaps currently are, and more in the future will be, centrally settled (“cleared”).

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Portfolio’s NAV and the risk that fluctuations in the value of the derivatives may not correlate with securities markets or the underlying asset upon which the derivative’s value is based. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of the Investment Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. Derivatives also may be subject to counterparty risk, which includes the risk that a Portfolio may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Portfolio’s investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited.

Each Portfolio may enter into credit default swap contracts for hedging or investment purposes. A Portfolio may either sell or buy credit protection under these contracts. Swap instruments may shift a Portfolio’s investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the referenced assets that underlie the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments.

Certain derivatives transactions are not entered into or traded on exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty. Where no such counterparty is available for a desired transaction, a Portfolio will be unable to enter into the transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Portfolio may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Portfolio would bear greater risk of default by the counterparties to such transactions. When traded on foreign exchanges, derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is generally less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar exchange or clearinghouse guarantee. In all such transactions, the Portfolio bears the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Portfolio. A Portfolio will enter into transactions in derivative instruments only with counterparties that the Investment Manager reasonably believes are capable of performing under the contract. The Investment Manager may seek to manage counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice to do so for the particular type of derivative; however, there is no guarantee that such documentation will have the intended effect.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) resulted in historic and comprehensive statutory reform of derivatives, including the manner in which derivatives are designed, negotiated, reported, executed or cleared and regulated.

76	Prospectus

The Dodd-Frank Act requires the SEC and the Commodity Futures Trading Commission (CFTC) to establish regulations with respect to security-based swaps (e.g., derivatives based on an equity) and swaps (e.g., derivatives based on a broad-based index or commodity), respectively, and the markets in which these instruments trade. Generally, all futures will continue to be regulated by the CFTC, and all swaps and security-based swaps are subject to CFTC and SEC jurisdiction, respectively. However, security futures, which are futures on a single equity security or a narrow-based securities index, and mixed swaps, which have elements of both a swap and a security-based swap, are subject to joint CFTC-SEC jurisdiction. In addition, with respect to security-based swap agreements, which include swaps on a broad-based securities index, the SEC asserts anti-fraud, anti-manipulation and insider trading prohibition jurisdiction, even though the CFTC has regulatory jurisdiction over transactions involving such agreements.

Specifically, the SEC and CFTC are required to mandate by regulation under certain circumstances that certain derivatives, previously traded OTC, be executed in a regulated, transparent market and settled by means of a central clearing house. The Dodd-Frank Act also requires the CFTC or the SEC, in consultation with banking regulators, to establish capital requirements as well as requirements for margin on uncleared derivatives in certain circumstances that will be clarified by rules that the CFTC or SEC will promulgate in the future. All derivatives are to be reported to a swap repository.

The extent and impact of the new regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivatives transactions, require more assets of a Portfolio to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Portfolio to enter into certain types of derivative transactions, or could limit a Portfolio’s ability to pursue its investment strategies.

Emerging Market Risk — Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of those countries may have failed in the past to recognize private property rights and have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Portfolio’s investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make a Portfolio’s investments in such countries illiquid and more volatile than investments in more developed countries, and the Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Extension Risk — Rising interest rates could cause property owners to pay their mortgages more slowly than expected, resulting in slower payments of mortgage-backed securities and real estate debt securities. This would, in effect, convert a short or medium-duration security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline. Duration measures the expected price sensitivity of a fixed income security or portfolio for a given change in interest rates. For example, if interest rates rise by one percent, the value of a security or portfolio having a duration of two years generally will fall by approximately two percent.

Foreign Currency Risk — Foreign securities may be denominated in foreign currencies. The value of a Portfolio’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk — The Portfolios may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the Investment Manager’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between a Portfolio’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Portfolio. An imperfect correlation of this type may prevent the Portfolios from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

Foreign Exposure Risk — The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which

Prospectus	77

the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

Foreign Securities Risk — Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the U.S. markets and that could affect a Portfolio’s performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the United States. Foreign investing also may involve brokerage costs and tax considerations that are not usually present in the U.S. markets.

Other factors that can affect the value of a Portfolio’s foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers, and the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Portfolio to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines).

To the extent that a Portfolio invests in sovereign debt instruments, the Portfolio is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Portfolio may have limited recourse against the issuing government or agency. Financial markets have recently experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain European countries.

Global Natural Resources Industry Risk — Investment risks associated with investing in global natural resources securities, in addition to other risks, include price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed by natural resource companies in complying with environmental and safety regulations, changes in supply of, or demand for, various natural resources, changes in energy prices, the success of exploration projects, changes in commodity prices, and special risks associated with natural or man-made disasters.

Growth Stock Risk — Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Holdings Risk — If a Portfolio typically holds a small number of stocks, or if a Portfolio’s manager(s) tend to invest a significant portion of a Portfolio’s total assets in a limited number of stocks, the appreciation or depreciation of any one security held by the Portfolio will have a greater impact on the Portfolio’s NAV than it would if the Portfolio invested in a larger number of securities or if the Portfolio’s manager(s) invested a greater portion of the Portfolio’s total assets in a larger number of stocks. Although that strategy has the potential to generate attractive returns over time, it also may increase the Portfolio’s volatility.

Initial Public Offering Risk — Investments in IPOs can have a significant positive impact on a Portfolio’s performance; however, the positive effect of investments in IPOs may not be sustainable because of a number of factors. For example, a Portfolio may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, a Portfolio may not be able to buy the shares at the commencement of the offering, and the general availability and performance of IPOs are dependent on market psychology and economic conditions. To the extent that IPOs have a significant impact on a Portfolio’s performance, this may not be able to be replicated in the future. The relative performance impact of IPOs on a Portfolio is also likely to decline as the Portfolio grows.

Interest Rate Risk — The value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation decreases. Conversely, when interest rates decline, the value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, generally increases. Long-term debt securities, mortgage-backed securities and other fixed-income obligations are generally more sensitive to interest rate changes than short-term debt securities. A Portfolio may experience a decline in its income due to falling interest rates.

In general, a portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a Portfolio’s duration of its portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations.

78	Prospectus

Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a Portfolio holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Investment Company Securities Risk — The risks of investment in other investment companies typically reflect the risks of the types of securities in which the investment companies invest. As a shareholder in an investment company, a Portfolio would bear its pro rata share of that investment company’s expenses, which could result in duplication of certain fees, including management and administrative fees.

Certain Portfolios may invest in ETFs as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and other commodities without purchasing them directly. Since many ETFs are a type of investment company, a Portfolio’s purchases of shares of such ETFs are subject to the Portfolio’s investment restrictions regarding investments in other investment companies.

ETFs have a market price that reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs and closed-end funds. In addition, an asset management fee is charged in connection with the management of the ETF’s or the closed-end fund’s portfolio (which is in addition to the investment management fee paid by a Portfolio).

Investments in an ETF or a closed-end fund generally present the same primary risks as investments in conventional funds, which are not exchange-traded. The price of an ETF or a closed-end fund can fluctuate, and a Portfolio could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s or a closed-end fund’s shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF’s or a closed-end fund’s shares may not develop or be maintained; or (iii) trading of an ETF’s or a closed-end fund’s shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Large Company Risk — Large capitalization companies may go in and out of favor based on market and economic conditions. Large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies.

Liquidity Risk — Generally, a security is liquid if a Portfolio is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies, foreign companies, companies in emerging markets or certain instruments such as derivatives are subject to a variety of risks, including potential lack of liquidity. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, a Portfolio may not be able to dispose of illiquid securities at a favorable time or price.

Loan Risk — In addition to the risks typically associated with fixed-income securities, loans (including loan assignments, loan participations and other loan instruments) carry other risks, including the risk of insolvency of the lending bank or other intermediary. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and sometimes trade infrequently on the secondary market. In the event the borrower defaults, a Portfolio’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. There is a risk that the value of the collateral securing the loan may decline after a Portfolio invests and that the collateral may not be sufficient to cover the amount owed to the Portfolio. If the loan is unsecured, there is no specific collateral on which the Portfolio can foreclose. In addition, if a secured loan is foreclosed, a Portfolio may bear the costs and liabilities associated with owning and disposing of the collateral, including the risk that collateral may be difficult to sell.

Loans may be subject to restrictions on resale and sometimes trade infrequently on the secondary market. As a result, valuing a loan can be more difficult, and buying and selling a loan at an acceptable price can be more difficult or delayed, than other investments.

Prospectus	79

Difficulty in selling a loan can result in a loss. Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Certain loans may not be considered “securities,” and purchasers, such as a Portfolio, therefore may not be entitled to rely on the strong anti-fraud protections of the Federal securities laws. With loan participations, a Portfolio may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if a Portfolio could enforce its rights directly against the borrower.

Low-Rated Securities Risk — In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken a Portfolio’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

Management Risk — The Investment Manager applies a Portfolio’s investment strategies and selects securities for the Portfolio in seeking to achieve the Portfolio’s investment objective(s). Securities selected by the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Portfolio. In general, investment decisions made by the Investment Manager may not produce the anticipated returns, may cause the Fund’s shares to lose value or may cause the Portfolio to perform less favorably than other mutual funds with investment objectives similar to the investment objective(s) of the Portfolio.

Market Risk — All securities and other investments may be subject to adverse trends in the markets. Securities are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. The value of assets or income from a Portfolio’s investments may be adversely affected by inflation or changes in the market’s expectations regarding inflation. In addition, prices are affected by the outlook for overall corporate profitability. In the municipal securities markets, securities backed by current or anticipated revenues from a specific project or specific asset may be adversely impacted by declines in revenue collection from the project or asset. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Portfolio.

The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Liquidity in some markets has decreased and credit has become scarcer worldwide. Recent regulatory changes, including the Dodd-Frank Act and the introduction of new international capital and liquidity requirements under the Basel III Accords (Basel III), may cause lending activity within the financial services sector to be constrained for several years as Basel III rules phase in and rules and regulations are promulgated and interpreted under the Dodd-Frank Act. These market conditions may continue or deteriorate further and may add significantly to the risk of short-term volatility in a Portfolio. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken a number of steps in an attempt to support financial markets. Withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces or to project the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Changes in market conditions will not have the same impact on all types of securities.

In addition, since 2010, the risks of investing in certain foreign government debt have increased dramatically as a result of the ongoing European debt crisis, which began in Greece and has begun to spread throughout various other European countries. These debt crises and the ongoing efforts of governments around the world to address these debt crises have also resulted in increased volatility and uncertainty in the global securities markets and it is impossible to predict the effects of these or similar events in the future on the Portfolios, though it is possible that these or similar events could have a significant adverse impact on the value and risk profile of the Portfolios.

Mid Size Company Risk — Securities of mid capitalization companies may be more vulnerable to adverse developments than those of large companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a

80	Prospectus

relatively small management group. Securities of mid capitalization companies may be more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns.

MLP Risk — Investments in securities of an MLP involve risks that differ from investments in common stocks, including, among others, risks related to limited control and limited rights to vote on matters affecting the MLP, cash flow risks, dilution risks, and others.

Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

Distributions from an MLP may consist in part of a return of the amount originally invested, which would not be taxable to the extent the distributions do not exceed the investor’s adjusted basis in its MLP interest.

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities are subject to reinvestment risk. When interest rates decline, unscheduled payments can be expected to accelerate, and a Portfolio may be required to reinvest the proceeds of the payments at the lower interest rates then available. Unscheduled payments would also limit the potential for capital appreciation on mortgage-backed and asset-backed securities. Conversely, when interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of such securities, and cause their value to decline more than traditional fixed-income securities. If a Portfolio purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool, the Portfolio, as a holder of those securities, may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Portfolio as a holder of such subordinated securities, reducing the values of those securities, or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Private Placements and Other Restricted Securities Risk — Restricted securities, which include private placements, are securities that are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. A Portfolio could find it difficult to sell privately placed securities and other restricted securities when the Investment Manager believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid or less than the fair market value. At times, it also may be difficult to determine the fair value of such securities for purposes of computing the NAV of a Portfolio.

Reinvestment Risk — Income from a Portfolio’s debt securities may decline if the Fund invests the proceeds from matured, traded, prepaid or called securities in securities with interest rates lower than the current earnings rate of the Portfolio’s holdings. For example, debt securities with high relative interest rates may be paid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate (commonly referred to as optional call risk). As well, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities (including shares of mortgage REITs). As a result, a Portfolio may have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Portfolio’s investment income.

Science and Technology Industry Risk — Investment risks associated with investing in science and technology securities, in addition to other risks, include a company’s operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, and aggressive pricing of products and services, as well as new market entrants and obsolescence of existing technology.

Sector Risk — At times, a Portfolio may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments in that economic sector than portfolios that invest more broadly.

Prospectus	81

Small Company Risk — Securities of small capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be more affected than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.

Subsidiary Investment Risk — By investing in the Subsidiary, Ivy Funds VIP Asset Strategy is exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act, and is not subject to all of the investor protections of the 1940 Act. Thus, the Portfolio, as an investor in the Subsidiary, would not have all of the protections offered to investors in registered investment companies. However, because the Portfolio wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are managed by WRIMCO, it is unlikely that the Subsidiary would take action contrary to the interests of the Portfolio or the Portfolio’s shareholders. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Portfolio and the Subsidiary are organized, respectively, could result in the inability of the Portfolio and/or the Subsidiary to operate as intended and could negatively affect the Portfolio and its shareholders. Although under the federal tax law, the Portfolio may not earn more than 10% of its annual gross income from gains resulting from selling commodities (and other non-qualifying income), the Portfolio has received an opinion of counsel, which is not binding on the Internal Revenue Service or the courts, that income the Portfolio receives from the Subsidiary should constitute qualifying income.

Value Stock Risk — Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Investment Manager, undervalued. The value of a security believed by the Investment Manager to be undervalued may never reach what is believed to be its full value, or such security’s value may decrease.

82	Prospectus

The Management of the Portfolios

Portfolio Management

The Portfolios are managed by WRIMCO, subject to the authority of the Board. WRIMCO provides investment advice to each of the Portfolios and supervises each Portfolio’s investments. WRIMCO and/or its predecessor have served as investment manager to the Portfolios since their inception and to each of the registered investment companies within Waddell & Reed Advisors Funds and InvestEd Portfolios since their inception. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. WRIMCO had approximately $40.3 billion in assets under management as of December 31, 2012.

Mackenzie Financial Corporation (Mackenzie), 180 Queen Street West, Toronto, Ontario, Canada M5V 3K1, serves as the investment subadviser to, and as such provides investment advice to, and generally conducts the investment management program for, Ivy Funds VIP Global Natural Resources pursuant to an agreement with WRIMCO. Mackenzie Investments was founded in 1967, and is a leading investment management firm in Toronto, providing investment advisory and related services, with approximately $61.5 billion USD in assets under management as of December 31, 2012.

Wall Street Associates, LLC (WSA), located at La Jolla Financial Building, Suite 100, 1200 Prospect Street, La Jolla, California 92037, serves as the investment subadviser to, and as such provides investment advice to, and generally conducts the investment management program for, Ivy Funds VIP Micro Cap Growth pursuant to an agreement with WRIMCO. WSA had approximately $1.0 billion in assets under management as of December 31, 2012.

Ivy Funds VIP Asset Strategy: Michael L. Avery and Ryan F. Caldwell are primarily responsible for the day-to-day management of the Ivy Funds VIP Asset Strategy. Mr. Avery has held his responsibilities for Ivy Funds VIP Asset Strategy since January 1997. He is Executive Vice President of WRIMCO and Ivy Investment Management Company (IICO), an affiliate of WRIMCO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. Mr. Avery has served as President of Waddell & Reed Financial, Inc. (WDR), since January 2010. He formerly served as Chief Investment Officer (CIO) of WDR from June 2005 until February 2011 and formerly served as CIO of WRIMCO and IICO from June 2005 until August 2010. Mr. Avery has also served as portfolio manager for investment companies managed by WRIMCO since February 1994, and has been an employee of such since June 1981. He held the position of Director of Equity Research for IICO and for WRIMCO and its predecessor from August 1987 through June 2005. Mr. Avery earned a BS degree in Business Administration from the University of Missouri, and an MBA with emphasis on finance from Saint Louis University.

Mr. Caldwell has held his responsibilities for Ivy Funds VIP Asset Strategy since January 2007. His investment research responsibilities are concentrated in asset managers, brokers and transaction processors. Mr. Caldwell joined WRIMCO in July 2000 as an economic analyst. In January 2003 he was appointed an investment analyst, and in June 2005 was named assistant portfolio manager for the Portfolio, as well as two other funds managed by WRIMCO or IICO. Mr. Caldwell is Senior Vice President of WRIMCO and IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. Mr. Caldwell earned a BBA in finance from Southwest Texas State University. He is currently pursuing the Chartered Financial Analyst designation.

Daniel J. Vrabac, formerly a manager of the Portfolios along with Messrs. Avery and Caldwell, is now focusing on portfolio management responsibilities for the global bond funds which are managed by WRIMCO and IICO. While no longer responsible for day-to-day management of Ivy Funds VIP Asset Strategy, Mr. Vrabac continues to provide input to Ivy Funds VIP Asset Strategy on the global fixed income markets, currencies and trading, which were among his principal responsibilities as a portfolio manager of Ivy Funds VIP Asset Strategy.

Ivy Funds VIP Balanced: Cynthia P. Prince-Fox is primarily responsible for the day-to-day management of Ivy Funds VIP Balanced. Ms. Prince-Fox has held her responsibilities for Ivy Funds VIP Balanced since the Portfolio’s inception in July 1994. She is Senior Vice President of WRIMCO and IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. As well, Ms. Prince-Fox served as Chief Investment Officer of Austin, Calvert & Flavin, Inc., a former affiliate of WRIMCO, from November 2004 to July 2009 and, previously, as Co-Chief Investment Officer for Austin, Calvert & Flavin, Inc. from February 2002 to November 2004. She has also served as portfolio manager for investment companies managed by WRIMCO since January 1993. Ms. Prince-Fox earned a BBA degree in Finance from St. Mary’s University at San Antonio, Texas, and has earned an MBA with an emphasis in Finance from Rockhurst College.

Prospectus	83

Ivy Funds VIP Core Equity: Erik R. Becker and Gustaf C. Zinn are primarily responsible for the day-to-day management of Ivy Funds VIP Core Equity, and both have held their Portfolio responsibilities since July 2006. Mr. Becker joined WRIMCO in 1999 as an investment analyst and had served as an assistant portfolio manager for Ivy Funds VIP Core Equity since 2003. He has served as a portfolio manager since February 2006, in addition to his duties as a research analyst. He is Senior Vice President of WRIMCO and IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. Mr. Becker earned a BBA degree in finance, investment and banking and an MS in finance from the University of Wisconsin-Madison. He is a Chartered Financial Analyst.

Mr. Zinn has been an employee of WRIMCO since 1998 and had served as assistant portfolio manager for funds managed by IICO or WRIMCO since July 2003, in addition to his duties as a research analyst, and has served as a portfolio manager since February 2006. He is Senior Vice President of IICO and WRIMCO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. He earned a BBA degree and a Masters of Finance from the University of Wisconsin-Madison. He is a Chartered Financial Analyst.

Ivy Funds VIP Global Natural Resources: Frederick Sturm, a Senior Vice President of Mackenzie, is primarily responsible for the day-to-day management of Ivy Funds VIP Global Natural Resources. He has managed the Portfolio since its inception in April 2005. Mr. Sturm is also primarily responsible for the day-to-day management of Ivy Global Natural Resources Fund, whose investment manager is IICO. Mr. Sturm joined Mackenzie in 1983. He holds a degree in commerce and finance from the University of Toronto. Mr. Sturm is a Chartered Financial Analyst.

Ivy Funds VIP Growth: Daniel P. Becker and Philip J. Sanders are primarily responsible for the day-to-day management of Ivy Funds VIP Growth. Mr. Becker has held his responsibilities for Ivy Funds VIP Growth since June 2006. He is Senior Vice President of WRIMCO and IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. Mr. Becker has been an employee of WRIMCO and its predecessor since October 1989, initially serving as an investment analyst, and has served as a portfolio manager for WRIMCO since January 1997. He earned a BS degree in Mathematical Economics from the University of Wisconsin, and holds an MS degree with an emphasis in Finance, Investments and Banking from the University of Wisconsin Graduate School of Business. Mr. Becker is a Chartered Financial Analyst.

Mr. Sanders has held his responsibilities for Ivy Funds VIP Growth since August 1998. He is Senior Vice President of WRIMCO and IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. Effective August 2010, Mr. Sanders was appointed CIO of WRIMCO and IICO and effective February 2011, he was appointed CIO of WDR. Mr. Sanders joined WRIMCO in August 1998 and has served as a portfolio manager for funds managed by WRIMCO since that time. He earned a BA in economics from the University of Michigan and an MBA from the University of North Carolina at Charlotte. Mr. Sanders is a Chartered Financial Analyst.

Ivy Funds VIP High Income: William M. Nelson is primarily responsible for the day-to-day management of Ivy Funds VIP High Income. Mr. Nelson has held his responsibilities for Ivy Funds VIP High Income since January 1999. He is Senior Vice President of WRIMCO and IICO, Vice President of the Trust, and Vice President of and portfolio manager for another investment company for which WRIMCO serves as investment manager. Mr. Nelson has been an employee of WRIMCO since January 1995. He earned a BS in business administration from Bucknell University in Lewisburg, Pennsylvania, and an MBA in finance and marketing from the University of Connecticut.

Ivy Funds VIP International Core Equity: John C. Maxwell is primarily responsible for the day-to-day management of Ivy Funds VIP International Core Equity and has held his Fund responsibilities since May 27, 2009, when WRIMCO assumed direct investment management responsibilities of the Fund’s portfolio from Templeton Investment Counsel, LLC, the Fund’s former investment subadvisor. Mr. Maxwell is Senior Vice President of WRIMCO and IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. He joined WRIMCO in 1998 initially serving as an investment analyst and has served as assistant portfolio manager for funds managed by IICO and WRIMCO since July 2003 and has served as a portfolio manager since February 2006. In 2004, Mr. Maxwell began assisting the international group of IICO and WRIMCO as an investment analyst. Mr. Maxwell earned a BS degree from the University of Kentucky, and an MBA from the Johnson Graduate School of Management, Cornell University. He is a Chartered Financial Analyst.

Ivy Funds VIP International Growth: Chace Brundige is primarily responsible for the day-to-day management of Ivy Funds VIP International Growth. Mr. Brundige has held his responsibilities for Ivy Funds VIP International Growth since January 2009. In

84	Prospectus

2003, he joined WRIMCO as an assistant portfolio manager for the large cap growth equity team, and became a portfolio manager in February 2006. He is Senior Vice President of WRIMCO and IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. Mr. Brundige holds a BS degree in finance from Kansas State University, and has earned an MBA with an emphasis in finance and accounting from the University of Chicago Graduate School of Business. Mr. Brundige is a Chartered Financial Analyst.

Ivy Funds VIP Micro Cap Growth: The WSA Investment Team is primarily responsible for the day-to-day management of Ivy Funds VIP Micro Cap Growth. The WSA Investment Team consists of William Jeffery III, Kenneth F. McCain, Paul J. Ariano, Paul K. LeCoq, Luke A. Jacobson and Alexis C. Waadt. The WSA Investment Team is also primarily responsible for the day-to-day management of Ivy Micro Cap Growth Fund, whose investment manager is IICO. Messrs. Jeffery and McCain are the Founding Principals of WSA and have held their responsibilities for the Portfolio since the inception of the predecessor fund in October 1997. They have worked together managing smaller capitalization growth equities for 33 years. Mr. Jeffery earned both a BA in Finance and an MBA from the University of Michigan. Mr. McCain earned a BA in Political Science and an MBA in Finance from San Diego State University. Messrs. Ariano and LeCoq each assumed their management responsibilities for the Portfolio in January 2005. Mr. Ariano joined the firm in 1995 as an analyst. Mr. Ariano earned a BBA, Business Administration from the University of San Diego, and an MS in Finance from San Diego State University. Mr. Ariano is a CFA Charter holder. Mr. LeCoq joined the firm in 1999. He earned a BA in Economics from Pacific Lutheran University and an MBA in Finance from the University of Chicago. Mr. Jacobson assumed his management responsibilities for the Portfolio in January 2012. He joined the firm in 2004. Mr. Jacobson earned a BS in Finance from the University of Missouri and is a CFA Charter holder. Ms. Waadt assumed her management responsibilities for the Portfolio in January 2013. Ms. Waadt joined the firm in February 1997. She earned a BA in Economics from the University of California, San Diego and an MBA in Finance at San Diego State University.

Ivy Funds VIP Mid Cap Growth: Kimberly A. Scott is primarily responsible for the day-to-day management of Ivy Funds VIP Mid Cap Growth. She has managed Ivy Funds VIP Mid Cap Growth since its inception in April 2005. Ms. Scott is Senior Vice President of WRIMCO and IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. Ms. Scott has served as a portfolio manager for investment companies managed by WRIMCO since February 2001. She served as an investment analyst with WRIMCO from April 1999 to February 2001. Ms. Scott joined WRIMCO in April 1999. She earned a BS degree in microbiology from the University of Kansas, and holds an MBA from the University of Cincinnati. Ms. Scott is a Chartered Financial Analyst.

Ivy Funds VIP Science and Technology: Zachary H. Shafran is primarily responsible for the day-to-day management of Ivy Funds VIP Science and Technology. Mr. Shafran has held his responsibilities for Ivy Funds VIP Science and Technology since February 2001. He is Senior Vice President of WRIMCO and IICO, Vice President of the Trust and Vice President of and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. Effective April 2010, Mr. Shafran was appointed the Global Director of Equity and Fixed Income Research for WRIMCO and IICO. Mr. Shafran has served as a portfolio manager for investment companies managed by WRIMCO or IICO since January 1996. He served as an investment analyst with WRIMCO and its predecessor from June 1990 to January 1996. Mr. Shafran earned a Bachelor of Business Administration and an MBA from the University of Missouri at Kansas City.

Ivy Funds VIP Small Cap Growth: Kenneth G. McQuade is primarily responsible for the day-to-day management of Ivy Funds VIP Small Cap Growth. Mr. McQuade has held his responsibilities for Ivy Funds VIP Small Cap Growth since March 2006. Mr. McQuade joined Waddell & Reed in 1997 as an investment analyst. He was an assistant portfolio manager of separately managed small cap accounts from August 2003 until March 2010. Mr. McQuade is Vice President of WRIMCO and IICO and Vice President of the Trust. He earned a BS degree in finance from Bradley University.

Ivy Funds VIP Small Cap Value: Christopher J. Parker is primarily responsible for the day-to-day management of Ivy Funds VIP Small Cap Value. He has held his responsibilities for Ivy Funds VIP Small Cap Value since September 2011. He is Vice President of WRIMCO and IICO, Vice President of the Trust, and Vice President of and portfolio manager for another investment company for which IICO serves as investment manager. Mr. Parker joined WRIMCO in January 2008 as an investment analyst. He served as Assistant Vice President and assistant portfolio manager for investment companies managed by WRIMCO and IICO from July 2010 until August 2011. He earned a BS degree in finance from Boston College and an MBA with concentrations in finance and management/strategy from Northwestern University, Kellogg Graduate School of Management. Mr. Parker is a Chartered Financial Analyst.

Prospectus	85

Ivy Funds VIP Value: Matthew T. Norris is primarily responsible for the day-to-day management of Ivy Funds VIP Value. He has held his responsibilities for Ivy Funds VIP Value since July 2003. Mr. Norris is Senior Vice President of WRIMCO and IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which WRIMCO or IICO serves as investment manager. From June 2005 until April 2010, he served as Director of Equity Research for WRIMCO and IICO. From January 2000 to June 2003, Mr. Norris was a Portfolio Manager for Advantus Capital. He joined Advantus Capital in December 1997, first serving as an Analyst and later as a Senior Analyst. He earned a BS degree from the University of Kansas, and an MBA from the University of Nebraska-Omaha. Mr. Norris is a Chartered Financial Analyst.

Additional information regarding the portfolio managers, including information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities, is included in the SAI.

Other members of WRIMCO’s investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the investments of the Portfolios.

Management and Other Fees

Like all mutual funds, the Portfolios pay fees related to their daily operations. Expenses paid out of each Portfolio’s assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each Portfolio pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each Portfolio also pays other expenses, which are explained in the SAI.

The management fee is payable at the annual rates of:

Ivy Funds VIP High Income: 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion.

Ivy Funds VIP Asset Strategy, Ivy Funds VIP Balanced, Ivy Funds VIP Core Equity, Ivy Funds VIP Growth and Ivy Funds VIP Value: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

Ivy Funds VIP International Growth, Ivy Funds VIP International Core Equity, Ivy Funds VIP Mid Cap Growth, Ivy Funds VIP Science and Technology, Ivy Funds VIP Small Cap Growth and Ivy Funds VIP Small Cap Value: 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.

Ivy Funds VIP Micro Cap Growth: 0.95% of net assets up to $1 billion, 0.93% of net assets over $1 billion and up to $2 billion, 0.90% of net assets over $2 billion and up to $3 billion, and 0.86% of net assets over $3 billion.

Ivy Funds VIP Global Natural Resources: 1.00% of net assets up to $500 million, 0.85% of net assets over $500 million and up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.

Effective October 1, 2006, and at least through September 30, 2016, the investment management fee rates for certain Portfolios are reduced pursuant to a management fee waiver as follows:

Ivy Funds VIP High Income: 0.575% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion.

Ivy Funds VIP Asset Strategy and Ivy Funds VIP Value: 0.69% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

Ivy Funds VIP Core Equity: 0.65% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

Ivy Funds VIP Growth: 0.67% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

Ivy Funds VIP International Growth: 0.82% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.

86	Prospectus

Ivy Funds VIP Mid Cap Growth, Ivy Funds VIP Science and Technology and Ivy Funds VIP Small Cap Growth: 0.83% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.

WRIMCO uses a portion of the management fees it receives from a Portfolio to pay that Portfolio’s investment subadviser, as applicable.

For the fiscal year ended December 31, 2012, management fees (net of waivers) for each Portfolio as a percent of each such Portfolio’s average net assets are as follows:

Net Management Fees Paid
Ivy Funds VIP Asset Strategy	0.68%
Ivy Funds VIP Balanced	0.70%
Ivy Funds VIP Core Equity	0.65%
Ivy Funds VIP Global Natural Resources	1.00%
Ivy Funds VIP Growth	0.67%
Ivy Funds VIP High Income	0.58%
Ivy Funds VIP International Core Equity	0.85%
Ivy Funds VIP International Growth	0.82%
Ivy Funds VIP Micro Cap Growth	0.95%
Ivy Funds VIP Mid Cap Growth	0.83%
Ivy Funds VIP Science and Technology	0.83%
Ivy Funds VIP Small Cap Growth	0.83%
Ivy Funds VIP Small Cap Value	0.85%
Ivy Funds VIP Value	0.68%

A discussion regarding the basis of the approval by the Board of the renewal of the advisory contract of each of the Portfolios is available in the Trust’s Annual Report to Shareholders for the period ended December 31, 2012.

The Trust has adopted a Service Plan (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Portfolio may pay daily a fee to Waddell & Reed, Inc. (Waddell & Reed), an affiliate of WRIMCO and the Trust’s principal underwriter, in an amount not to exceed 0.25% of the Portfolio’s average annual net assets. The fee is to be paid to compensate Waddell & Reed and unaffiliated third parties for amounts expended in connection with the provision of personal services to Policyowners. These fees are paid out of the Portfolio’s assets on an on-going basis, and over time, these fees will increase the cost of the investment and may cost you more than paying other types of sales charges. Waddell & Reed has voluntarily agreed to waive sufficient 12b-1 fees for Ivy Funds VIP Mid Cap Growth to cap the expenses for that Portfolio at 1.10%. Waddell & Reed may amend or terminate this voluntary waiver at any time without prior notice to shareholders.

In addition to commissions, Nationwide Life Insurance Company (Nationwide) and Minnesota Life Insurance Company (Minnesota Life) each pay Waddell & Reed compensation for providing administrative and marketing services. Nationwide pays compensation to Waddell & Reed on a monthly basis in an amount equal to 0.238% annually of the average daily account value of all variable annuity assets for Nationwide products distributed by Waddell & Reed prior to January 1, 2012, and 0.22% annually of the average daily account value of all variable annuity assets for Nationwide products distributed by Waddell & Reed after January 1, 2012. Minnesota Life pays compensation to Waddell & Reed on a quarterly basis in an amount equal to 0.25% annually of the average daily account value of all variable annuity assets for products distributed by Waddell & Reed.

Regulatory Matters

On July 24, 2006, WRIMCO, Waddell & Reed, Inc. and Waddell & Reed Services Company (collectively, W&R) reached a settlement with the SEC to resolve proceedings brought in connection with its investigation of frequent trading and market timing in certain funds within Waddell & Reed Advisors Funds.

Under the terms of the SEC’s cease-and desist order (SEC Order), pursuant to which W&R neither admitted nor denied any of the findings contained therein, among other provisions W&R agreed to pay $40 million in disgorgement and $10 million in civil money penalties.

Prospectus	87

The SEC Order further requires that the $50 million in settlement amounts will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with W&R, and that is agreed to by the SEC staff and for which the distribution methodology is acceptable to the Funds’ Disinterested Trustees. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which shareholders of certain Funds shall receive their proportionate share of losses, if any, suffered by those Funds due to market timing. Therefore, it is not currently possible to specify which particular Fund shareholders or groups of Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The foregoing is only a summary of the SEC Order. A copy of the SEC Order is available on the SEC’s website at http://www.sec.gov.

88	Prospectus

Buying and Selling Portfolio Shares

WHO CAN BUY SHARES OF THE PORTFOLIOS

Shares of the Portfolios are currently sold to the separate accounts of Participating Insurance Companies (Variable Accounts) to fund benefits payable under the Policies under the Trust’s “Mixed and Shared” Exemptive Order (Order). Permitting both variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio is known as “mixed funding.” Shares of the Portfolios are not sold to individual investors.

The Variable Accounts purchase shares of a Portfolio in accordance with Variable Account allocation instructions received from Policyowners. A Portfolio then uses the proceeds to buy securities for its portfolio.

Because Policies may have different provisions with respect to the timing and method of purchases and exchanges, Policyowners should contact their Participating Insurance Company directly for details concerning these transactions.

Please check with your Participating Insurance Company to determine if a Portfolio is available under your Policy. This Prospectus should be read in conjunction with the prospectus of the Variable Account of your specific Policy.

The Portfolios currently do not foresee any disadvantages to Policyowners arising out of the fact that the Portfolios may offer their shares to the Variable Accounts to fund benefits of their Policies. Nevertheless, as a condition of the Order, the Board will monitor events in order to identify any material irreconcilable conflicts that may arise (such as those arising from tax or other differences) and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more Variable Accounts might be required to withdraw their investments in one or more of the Portfolios and shares of another fund may be substituted. This might force a Portfolio to sell its securities at disadvantageous prices.

The principal underwriter of the Portfolios is Waddell & Reed.

Purchase Price

The purchase price of each share of a Portfolio is its NAV next determined after the order is received in good order by the Portfolio or its agent. No sales charge is imposed on the purchase of a Portfolio’s shares; however, your Policy may impose a sales charge. The NAV for a share of a Portfolio is determined by dividing the total market value of the securities and other assets of a Portfolio, less the liabilities of the Portfolio, by the total number of outstanding shares of the Portfolio. In general, NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE), normally 4 p.m. Eastern Time, on each day the NYSE is open for trading. Each Portfolio may reject any order to buy shares and may suspend the sale of shares at any time.

Net Asset Value

In the calculation of a Portfolio’s NAV:

■

The securities held by the Portfolio that are traded on an exchange are ordinarily valued at the last sale price on each day prior to the time of valuation as reported by the principal securities exchange on which the securities are traded or, if no sale is recorded, the average of the last bid and asked prices.

■

Stocks that are traded over-the-counter are valued using the NASDAQ Official Closing Price (NOCP), as determined by NASDAQ, or, lacking an NOCP, the last current reported sales price as of the time of valuation on NASDAQ or, lacking any current reported sales on NASDAQ, at the time of valuation at the average of the last bid and asked prices.

■

Bonds (including foreign bonds), convertible bonds, municipal bonds, U.S. government securities, mortgage-backed securities and swap agreements are ordinarily valued according to prices quoted by an independent pricing service.

■	Short-term debt securities are valued at amortized cost, which approximates market value.

■	Precious metals are valued at the last traded spot price for the appropriate metal immediately prior to the time of valuation.

■	Other investment assets for which market prices are unavailable or are not reflective of current market value are valued at their fair value by or at the direction of the Board, as discussed below.

The NAV per share of each Portfolio is normally computed daily as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a Portfolio may be priced at the close of the regular session of any other securities or commodities exchange on which that instrument is traded.

Prospectus	89

As noted in this Prospectus, certain Portfolios may invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of a Portfolio’s shares may be significantly affected on days when the Portfolio does not price its shares and when you are not able to purchase or redeem the Portfolio’s shares.

When a Portfolio believes a reported market price for a security does not reflect the amount the Portfolio would receive on a current sale of that security, the Portfolio may substitute for the market price a fair-value determination made according to procedures approved by the Board. A Portfolio also may use these procedures to value certain types of illiquid securities. In addition, fair value pricing generally will be used by a Portfolio if the exchange on which a security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the Portfolio’s NAV is calculated.

A Portfolio also may use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. Some Portfolios, such as Ivy Funds VIP Global Natural Resources, Ivy Funds VIP International Growth, Ivy Funds VIP International Core Equity and Ivy Funds VIP Asset Strategy, which may invest a significant portion of their assets in foreign securities (and, with respect to Ivy Funds VIP Asset Strategy, in derivatives on those securities), also may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Portfolio share prices that may not reflect developments in foreign securities or derivatives markets that occurred after the close of such market but prior to the pricing of Portfolio shares. In that case, such securities investments may be valued at their fair values as determined according to the procedures approved by the Board. Significant events include, but are not limited to, (1) events impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant U.S. or foreign market fluctuations.

The Portfolios have retained a third-party pricing service (the Service) to assist in fair valuing foreign securities and foreign derivatives (collectively, Foreign Securities), if any, held by the Portfolios. The Service conducts a screening process to indicate the degree of confidence, based on historical data, that the closing price in the principal market where a Foreign Security trades is not the current market value as of the close of the NYSE. For foreign securities where Waddell & Reed Services Company, each Portfolio’s transfer agent, doing business as WI Services Company (WISC), in accordance with guidelines adopted by the Board, believes, at the approved degree of confidence, that the price is not reflective of current market price, WISC may use the indication of fair value from the Service to determine the fair value of the Foreign Securities. The Service, the methodology or the degree of certainty may change from time to time. The Board regularly reviews, and WISC regularly monitors and reports to the Board, the Service’s pricing of the Portfolio’s Foreign Securities, as applicable.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event — thus potentially alleviating arbitrage opportunities with respect to Portfolio shares. Another effect of fair valuation on a Portfolio is that the Portfolio’s NAV will be subject, in part, to the judgment of the Board or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a Portfolio purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. The use of fair value pricing also may affect all shareholders in that if redemption proceeds or other payments based on the valuation of Portfolio assets were paid out differently due to fair value pricing, all shareholders will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see “Market Timing Policy.”

SELLING SHARES

Shares of the Portfolios may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received in good order by the Portfolio or its agent. The value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Portfolio’s investments at the time of the redemption.

Because Policies may have different provisions with respect to the timing and method of redemptions, Policyowners should contact their Participating Insurance Company directly for details concerning these transactions.

90	Prospectus

Redemptions are made at the NAV per share of the Portfolio next determined after receipt of the request to redeem from the Participating Insurance Company. Payment is generally made within seven days after receipt of a proper request to redeem. No fee is charged to any Participating Insurance Company upon redemption of Portfolio shares. The Trust may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period if any of the following conditions exist:

■	the NYSE is closed other than customary weekend and holiday closings or trading on the NYSE is restricted

■	the SEC has determined that a state of emergency exists which may make payment or transfer not reasonably practicable

■	the SEC has permitted suspension of the right of redemption of shares for the protection of the security holders of the Trust

■	applicable laws and regulations otherwise permit the Trust to suspend payment on the redemption of shares

Redemptions are ordinarily made in cash.

Except as otherwise noted, and via the Participating Insurance Company, a Policyowner may indirectly sell shares and buy shares of another Portfolio within the Trust, also known as a transfer or an exchange privilege.

Market Timing Policy

The Portfolios are intended for long-term investment purposes. The Trust and/or the Participating Insurance Companies will take steps to seek to deter frequent purchases and/or redemptions in Portfolio shares (market timing activities). Market timing activities, especially those involving large dollar amounts, may disrupt Portfolio investment management and may increase expenses and negatively impact investment returns for all Portfolio shareholders, including long-term shareholders. Market timing activities also may increase the expenses of WISC and/or Waddell & Reed, thereby indirectly affecting the Portfolio’s shareholders.

Certain Portfolios may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a Portfolio, such as Ivy Funds VIP International Growth or Ivy Funds VIP International Core Equity, invests a significant portion of its assets in foreign securities, the Portfolio may be susceptible to a time zone arbitrage strategy in which investors seek to take advantage of Portfolio share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Portfolio shares. A Portfolio that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage). Price arbitrage is more likely to occur in a Portfolio that invests a significant portion of its assets in small cap companies, such as Ivy Funds VIP Micro Cap Growth, Ivy Funds VIP Small Cap Growth or Ivy Funds VIP Small Cap Value, or in a Portfolio that invests a significant portion of its assets in high-yield fixed income securities, such as Ivy Funds VIP High Income.

To discourage market timing activities by investors, the Board has adopted a market timing policy and has approved the procedures of WISC, the Portfolios’ transfer agent, for implementing this policy. WISC’s procedures reflect the criteria that it has developed for purposes of identifying trading activity in Portfolio shares that may be indicative of market timing activities and outline how WISC will monitor transactions in Portfolio shares. In its monitoring of trading activity in Portfolio shares, on a periodic basis, WISC typically reviews Portfolio share transactions that exceed certain monetary thresholds and/or numerical transaction limits within a particular time period.

WISC will follow, monitor, and enforce excessive trading policies and procedures approved by the Board. Please see an example detailed below of trading activity that would be considered excessive and in violation of the Portfolios’ market timing policy:

WISC will monitor the number of roundtrip transactions in Portfolio shares. Any Policyowner that has more than two transactions that are considered a change in direction relative to a Portfolio within a time period determined by WISC may be restricted from making additional purchases of Portfolio shares. A change in direction is defined as any exchange or sale out of a Portfolio and a second change in direction is an exchange or purchase back into that Portfolio. Policyowners who reach this limit may be blocked from making additional purchases for 60 days. A second violation can result in a permanent block.

This example is not all inclusive of the trading activity that may be deemed to violate the Portfolios’ market timing policy and any trade that is determined as disruptive can lead to a temporary or permanent suspension of trading privileges, in WISC’s sole discretion.

In its attempt to identify market timing activities, WISC considers many factors, including (but not limited to) the example detailed above, and the frequency, size and/or timing of the investor’s transactions in Portfolio shares. If WISC identifies what it believes to

Prospectus	91

be market timing activities, WISC and/or Waddell & Reed will coordinate with the applicable Participating Insurance Company so that it may notify the investors involved, reject or restrict a purchase or exchange order and/or prohibit those investors from making further purchases allocated to Portfolio shares. The Portfolios also may restrict their exchange privileges in order to protect Policyowners. Transactions placed in violation of the Portfolios’ market timing policy are not deemed accepted by the applicable Portfolio and may be cancelled or revoked by the Portfolio on the next business day following receipt by the Portfolio.

Due to the complexity and subjectivity involved in identifying market timing activities and the volume of shareholder transactions that WISC processes, there can be no assurance that the Portfolios’ and WISC’s policies and procedures will identify all trades or trading practices that may be considered market timing activity. WISC may modify its procedures for implementing the Portfolios’ market timing policy and/or its monitoring criteria at any time without prior notice. The Portfolios, WISC and/or Waddell & Reed shall not be liable for any loss resulting from rejected purchase orders or exchanges.

A Portfolio seeks to apply its market timing policy uniformly to all shareholders and prospective investors. Although the Portfolios, Waddell & Reed and WISC make efforts to monitor for market timing activities and will seek the assistance of the Participating Insurance Companies through which Portfolio shares are purchased or held, the Portfolios cannot always identify or detect excessive trading that may be facilitated by a Participating Insurance Company or made difficult to identify by the use of omnibus accounts by the Participating Insurance Companies, mainly due to the fact that the Participating Insurance Companies maintain the underlying Policyowner account, and the Portfolio must analyze omnibus account level activity and then request additional shareholder level activity on the underlying investors where omnibus account level activity warrants further review. Accordingly, there can be no assurance that the Portfolios will be able to eliminate all market timing activities.

Apart from actions taken by a Portfolio, Policyowners also may be subject to restrictions imposed under their Policies with respect to short-term trading and the trading restrictions imposed by the Participating Insurance Companies that maintain the underlying account(s).

A Portfolio’s market timing policy, in conjunction with the use of fair value pricing, is intended to reduce a Policyowner’s ability to engage in market timing activities, although there can be no assurance that a Portfolio will eliminate market timing activities.

Additional Compensation to Intermediaries

Waddell & Reed and/or its affiliates (collectively, Waddell) may make payments for marketing, promotional or related services by:

■	Participating Insurance Companies for whose Policies the Portfolios are underlying investment options or

■	broker-dealers and other financial intermediaries that sell Policies that include the Portfolios as underlying investment options.

These payments are often referred to as “revenue sharing payments.” The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Portfolios on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from Waddell’s own profits and may be in addition to any Rule 12b-1 payments, if applicable, that are paid by the Portfolios. Because revenue sharing payments are paid by Waddell, and not from the Portfolios’ assets, the amount of any revenue sharing payments is determined by Waddell.

In addition to the revenue sharing payments described above, Waddell may offer other incentives to sell Policies for which the Portfolios are investment options in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals.

The recipients of such incentives may include:

■	financial advisors affiliated with Waddell;

■	broker-dealers and other financial intermediaries that sell such Policies and

■	insurance companies that include shares of the Portfolios as underlying investment options.

Payments may be based on current or past sales of Policies investing in shares of the Portfolios, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for a Participating Insurance Company or intermediary or their employees or associated persons to recommend a particular Policy for which the Portfolios are underlying investment options instead of recommending options offered by competing insurance companies.

92	Prospectus

In addition, Waddell may compensate Participating Insurance Companies for administrative and shareholder services provided to Policyowners.

Notwithstanding the additional compensation described above, WRIMCO and all subadvisers to the Portfolios are prohibited from considering a broker-dealer’s sale of any of the Portfolios’ shares, or the inclusion of the Portfolios in a Policy provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for execution of Portfolio transactions.

Portfolio transactions nevertheless may be executed with broker-dealers who coincidentally may have assisted customers in the purchase of Policies for which the Portfolios are underlying investment options, issued by Participating Insurance Companies, although neither such assistance nor the volume of shares sold of the Portfolios or any affiliated investment company is a qualifying or disqualifying factor in WRIMCO’s or a subadvisor’s selection of such broker-dealer for portfolio transaction execution.

The Participating Insurance Company that provides your Policy also may provide similar compensation to broker-dealers and other financial intermediaries in order to promote the sale of such Policies. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.

Prospectus	93

Distributions and Taxes

Distributions

Each Portfolio distributes substantially all of its net investment income and net realized capital gains to its shareholders each year. Usually, a Portfolio distributes net investment income at the following times:

Declared and paid annually in May:

Net investment income from all other Portfolios and net realized long-term and/or short-term capital gains from all Portfolios.

Dividends are paid by each Portfolio in additional full and fractional shares of the Portfolio.

All distributions from net realized long-term and/or short-term capital gains, if any, of each Portfolio, are declared and paid annually in May in additional full and fractional shares of the Portfolio.

Taxes

Each Portfolio is treated as a separate corporation, and intends to continue to qualify to be treated as a regulated investment company (RIC), for Federal tax purposes. A Portfolio will be so treated if it meets specified Federal income tax rules, including requirements regarding types of investments, limits on investments, types of income and distributions. A Portfolio that satisfies those requirements is not taxed at the entity level on the net income and net realized gains it distributes to its shareholders.

It is important for each Portfolio to maintain its RIC status (and to satisfy certain other requirements), because the Portfolio shareholders, which are the Variable Accounts, will then be able to use a “look-through” rule in determining whether the Variable Accounts meet the investment diversification rules that apply to them. If a Portfolio failed to meet those diversification rules, owners of Policies indirectly funded through the Portfolio would be taxed immediately on the accumulated investment earnings under their Policies and would lose any benefit of tax deferral. Accordingly, WISC monitors each Portfolio’s compliance with the applicable RIC qualification and Variable Account diversification rules.

You will find additional information in the SAI about Federal income tax considerations generally affecting the Portfolios.

Because the only shareholders of the Portfolios are the Variable Accounts, no further discussion is included here as to the Federal income tax consequences to the Portfolios’ shareholders. For information concerning the Federal tax consequences to Policyowners, see the applicable prospectus for your Policy. Prospective investors are urged to consult with their tax advisors.

94	Prospectus

Ivy Funds Variable Insurance Portfolios

Financial Highlights

The following information is to help you understand the financial performance of each Portfolio’s shares for the fiscal periods shown. Certain information reflects financial results for a single Portfolio share. Total return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and other distributions. This information has been audited by Deloitte & Touche LLP, whose Report of Independent Registered Public Accounting Firm, along with each Portfolio’s financial statements and financial highlights for the fiscal period ended December 31, 2012, is included in the Trust’s Annual Report to Shareholders, which is available upon request.

Prospectus	95

IVY FUNDS VIP	FOR A SHARE OF CAPITAL STOCK

OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Asset Strategy
Year ended 12-31-2012	$9.11	$0.18	(3)	$1.55	$1.73	$(0.11)	$—	$(0.11)
Year ended 12-31-2011	9.91	0.06	(3)	(0.76)	(0.70)	(0.10)	—	(0.10)
Year ended 12-31-2010	9.23	0.09		0.69	0.78	(0.10)	—	(0.10)
Year ended 12-31-2009	8.27	0.08		1.82	1.90	(0.03)	(0.91)	(0.94)
Year ended 12-31-2008	12.32	0.10		(3.29)	(3.19)	(0.05)	(0.81)	(0.86)
Balanced
Year ended 12-31-2012	9.01	0.14	(3)	0.88	1.02	(0.14)	(0.52)	(0.66)
Year ended 12-31-2011	9.59	0.14	(3)	0.20	0.34	(0.15)	(0.77)	(0.92)
Year ended 12-31-2010	8.48	0.15		1.26	1.41	(0.17)	(0.13)	(0.30)
Year ended 12-31-2009	7.70	0.17		0.82	0.99	(0.16)	(0.05)	(0.21)
Year ended 12-31-2008	9.76	0.15		(2.20)	(2.05)	(0.01)	— *	(0.01)
Core Equity
Year ended 12-31-2012	11.70	0.07	(3)	1.96	2.03	(0.08)	(1.27)	(1.35)
Year ended 12-31-2011	11.91	0.07	(3)	0.15	0.22	(0.04)	(0.39)	(0.43)
Year ended 12-31-2010	9.95	0.04		2.02	2.06	(0.10)	—	(0.10)
Year ended 12-31-2009	8.11	0.10		1.83	1.93	(0.09)	—	(0.09)
Year ended 12-31-2008	12.96	0.08		(4.60)	(4.52)	(0.02)	(0.31)	(0.33)
Global Natural Resources
Year ended 12-31-2012	5.29	(0.01	)(3)	0.07	0.06	—	(0.31)	(0.31)
Year ended 12-31-2011	6.73	(0.01	)(3)	(1.43)	(1.44)	—	—	—
Year ended 12-31-2010	5.75	(0.02)		1.00	0.98	—	—	—
Year ended 12-31-2009	3.31	(0.02)		2.46	2.44	—	—	—
Year ended 12-31-2008	10.08	0.01		(6.23)	(6.22)	(0.11)	(0.44)	(0.55)
Growth
Year ended 12-31-2012	10.19	0.05	(3)	1.20	1.25	(0.01)	(0.80)	(0.81)
Year ended 12-31-2011	10.38	0.01	(3)	0.22	0.23	(0.04)	(0.38)	(0.42)
Year ended 12-31-2010	9.28	0.04		1.12	1.16	(0.06)	—	(0.06)
Year ended 12-31-2009	7.55	0.06		1.93	1.99	(0.03)	(0.23)	(0.26)
Year ended 12-31-2008	12.02	0.03		(4.39)	(4.36)	—	(0.11)	(0.11)
High Income
Year ended 12-31-2012	3.42	0.29	(3)	0.33	0.62	(0.24)	—	(0.24)
Year ended 12-31-2011	3.49	0.28	(3)	(0.09)	0.19	(0.26)	—	(0.26)
Year ended 12-31-2010	3.30	0.27		0.19	0.46	(0.27)	—	(0.27)
Year ended 12-31-2009	2.48	0.25		0.84	1.09	(0.27)	—	(0.27)
Year ended 12-31-2008	3.20	0.28		(0.98)	(0.70)	(0.02)	—	(0.02)

*	Not shown due to rounding.

(1)	Based on net asset value. Total returns for periods less than one year are not annualized.

(2)	Ratios excluding expense waivers are included only for periods in which the Portfolio had waived or reimbursed expenses.

(3)	Based on average weekly shares outstanding.

96	Prospectus

	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(2)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(2)	Portfolio Turnover Rate
Asset Strategy
Year ended 12-31-2012	$10.73	19.18%	$1,345	1.00%	1.83%	1.01%	1.82%	49%
Year ended 12-31-2011	9.11	-7.21	1,197	0.99	0.62	1.00	0.61	57
Year ended 12-31-2010	9.91	8.68	1,295	1.02	1.07	1.03	1.06	104
Year ended 12-31-2009	9.23	25.04	1,095	1.05	1.17	1.06	1.16	113
Year ended 12-31-2008	8.27	-25.79	678	1.04	1.02	1.05	1.01	190
Balanced
Year ended 12-31-2012	9.37	11.75	355	1.01	1.55	—	—	43
Year ended 12-31-2011	9.01	3.31	345	1.01	1.46	—	—	32
Year ended 12-31-2010	9.59	17.11	375	1.01	1.52	—	—	48
Year ended 12-31-2009	8.48	13.23	361	1.03	1.95	—	—	46
Year ended 12-31-2008	7.70	-21.00	378	1.01	1.53	—	—	19
Core Equity
Year ended 12-31-2012	12.38	18.60	391	0.97	0.60	1.02	0.55	53
Year ended 12-31-2011	11.70	1.66	376	0.96	0.57	1.01	0.52	70
Year ended 12-31-2010	11.91	20.89	429	0.96	0.33	1.01	0.28	100
Year ended 12-31-2009	9.95	24.02	415	0.98	1.01	1.03	0.96	101
Year ended 12-31-2008	8.11	-34.77	402	0.96	0.68	1.01	0.63	105
Global Natural Resources
Year ended 12-31-2012	5.04	1.89	180	1.36	-0.13	—	—	102
Year ended 12-31-2011	5.29	-21.45	184	1.37	-0.14	—	—	100
Year ended 12-31-2010	6.73	17.06	236	1.37	-0.31	—	—	117
Year ended 12-31-2009	5.75	73.64	192	1.45	-0.56	—	—	101
Year ended 12-31-2008	3.31	-61.46	69	1.43	-0.08	—	—	206
Growth
Year ended 12-31-2012	10.63	12.75	992	0.97	0.47	1.00	0.44	47
Year ended 12-31-2011	10.19	2.12	859	0.97	0.07	1.00	0.04	42
Year ended 12-31-2010	10.38	12.58	917	0.97	0.42	1.00	0.39	64
Year ended 12-31-2009	9.28	27.07	881	0.99	0.67	1.02	0.64	59
Year ended 12-31-2008	7.55	-36.27	757	0.97	0.29	1.00	0.26	53
High Income
Year ended 12-31-2012	3.80	18.64	449	0.89	7.86	0.94	7.81	91
Year ended 12-31-2011	3.42	5.26	272	0.90	8.01	0.95	7.96	78
Year ended 12-31-2010	3.49	14.86	243	0.91	8.27	0.96	8.22	108
Year ended 12-31-2009	3.30	46.42	214	0.93	9.15	0.98	9.10	74
Year ended 12-31-2008	2.48	-21.82	147	0.91	8.72	0.96	8.67	37

Prospectus	97

IVY FUNDS VIP	FOR A SHARE OF CAPITAL STOCK

OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
International Core Equity
Year ended 12-31-2012	$14.67	$0.25	(3)	$1.64	$1.89	$(0.36)	$(0.13)	$(0.49)
Year ended 12-31-2011	17.29	0.32	(3)	(2.68)	(2.36)	(0.26)	—	(0.26)
Year ended 12-31-2010	15.38	0.26		1.86	2.12	(0.21)	—	(0.21)
Year ended 12-31-2009	12.46	0.20		4.01	4.21	(0.49)	(0.80)	(1.29)
Year ended 12-31-2008	22.39	0.51		(9.99)	(9.48)	(0.09)	(0.36)	(0.45)
International Growth
Year ended 12-31-2012	7.86	0.09	(3)	1.22	1.31	(0.17)	(0.54)	(0.71)
Year ended 12-31-2011	8.51	0.14	(3)	(0.76)	(0.62)	(0.03)	—	(0.03)
Year ended 12-31-2010	7.49	0.08		1.01	1.09	(0.07)	—	(0.07)
Year ended 12-31-2009	6.01	0.07		1.51	1.58	(0.10)	—	(0.10)
Year ended 12-31-2008	10.75	0.11		(4.64)	(4.53)	(0.02)	(0.19)	(0.21)
Micro Cap Growth
Year ended 12-31-2012	20.56	(0.20	)(3)	2.57	2.37	—	(1.80)	(1.80)
Year ended 12-31-2011	22.11	(0.26	)(3)	(1.29)	(1.55)	—	—	—
Year ended 12-31-2010	15.70	(0.21)		6.62	6.41	—	—	—
Year ended 12-31-2009	11.11	(0.17)		4.76	4.59	—	—	—
Year ended 12-31-2008	21.38	(0.21)		(10.06)	(10.27)	—	—	—
Mid Cap Growth
Year ended 12-31-2012	8.37	(0.02	)(3)	1.07	1.05	—	(0.88)	(0.88)
Year ended 12-31-2011	8.69	(0.03	)(3)	0.01	(0.02)	— *	(0.30)	(0.30)
Year ended 12-31-2010	6.61	0.00		2.08	2.08	— *	—	— *
Year ended 12-31-2009	4.51	0.00		2.10	2.10	—	—	—
Year ended 12-31-2008	7.21	0.00		(2.61)	(2.61)	— *	(0.09)	(0.09)
Science and Technology
Year ended 12-31-2012	15.25	(0.12	)(3)	4.22	4.10	—	(1.25)	(1.25)
Year ended 12-31-2011	16.73	(0.13	)(3)	(0.75)	(0.88)	—	(0.60)	(0.60)
Year ended 12-31-2010	15.30	(0.08)		1.96	1.88	—	(0.45)	(0.45)
Year ended 12-31-2009	11.43	0.01		4.73	4.74	—	(0.87)	(0.87)
Year ended 12-31-2008	17.98	(0.03)		(6.08)	(6.11)	—	(0.44)	(0.44)
Small Cap Growth
Year ended 12-31-2012	9.34	(0.08	)(3)	0.57	0.49	—	(0.23)	(0.23)
Year ended 12-31-2011	10.53	(0.10	)(3)	(1.00)	(1.10)	—	(0.09)	(0.09)
Year ended 12-31-2010	8.17	(0.07)		2.43	2.36	—	—	—
Year ended 12-31-2009	6.09	(0.06)		2.17	2.11	(0.03)	—	(0.03)
Year ended 12-31-2008	10.24	0.03		(4.05)	(4.02)	—	(0.13)	(0.13)

*	Not shown due to rounding.

(1)	Based on net asset value. Total returns for periods less than one year are not annualized.

(2)	Ratios excluding expense waivers are included only for periods in which the Portfolio had waived or reimbursed expenses.

(3)	Based on average weekly shares outstanding.

98	Prospectus

	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(2)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(2)	Portfolio Turnover Rate
International Core Equity
Year ended 12-31-2012	$16.07	13.33%	$622	1.17%	1.64%	—%	—%	85%
Year ended 12-31-2011	14.67	-13.88	521	1.19	1.96	—	—	100
Year ended 12-31-2010	17.29	14.09	580	1.19	1.70	—	—	107
Year ended 12-31-2009	15.38	36.96	513	1.22	1.58	—	—	142
Year ended 12-31-2008	12.46	-42.26	379	1.18	3.07	—	—	20
International Growth
Year ended 12-31-2012	8.46	18.05	478	1.15	1.09	1.18	1.06	44
Year ended 12-31-2011	7.86	-7.32	266	1.15	1.67	1.18	1.64	61
Year ended 12-31-2010	8.51	14.79	331	1.17	1.22	1.20	1.19	75
Year ended 12-31-2009	7.49	26.89	261	1.19	1.34	1.22	1.31	80
Year ended 12-31-2008	6.01	-42.15	159	1.18	1.27	1.21	1.24	96
Micro Cap Growth
Year ended 12-31-2012	21.13	11.84	49	1.35	-0.91	—	—	52
Year ended 12-31-2011	20.56	-7.01	46	1.34	-1.20	—	—	57
Year ended 12-31-2010	22.11	40.85	55	1.35	-1.15	—	—	77
Year ended 12-31-2009	15.70	41.29	38	1.42	-1.34	—	—	70
Year ended 12-31-2008	11.11	-48.04	28	1.36	-1.23	—	—	60
Mid Cap Growth
Year ended 12-31-2012	8.54	13.56	264	1.12	-0.27	1.17	-0.32	35
Year ended 12-31-2011	8.37	-0.56	173	1.16	-0.32	1.18	-0.34	49
Year ended 12-31-2010	8.69	31.56	142	1.17	0.01	1.19	-0.01	44
Year ended 12-31-2009	6.61	46.66	92	1.21	0.03	1.23	0.01	33
Year ended 12-31-2008	4.51	-36.23	49	1.23	-0.06	1.24	-0.07	46
Science and Technology
Year ended 12-31-2012	18.10	27.83	334	1.15	-0.67	1.17	-0.69	44
Year ended 12-31-2011	15.25	-5.77	279	1.16	-0.77	1.18	-0.79	50
Year ended 12-31-2010	16.73	12.75	326	1.16	-0.48	1.18	-0.50	27
Year ended 12-31-2009	15.30	43.84	316	1.19	0.06	1.21	0.04	65
Year ended 12-31-2008	11.43	-33.89	226	1.16	-0.21	1.18	-0.23	62
Small Cap Growth
Year ended 12-31-2012	9.60	5.17	448	1.14	-0.80	1.16	-0.82	85
Year ended 12-31-2011	9.34	-10.60	350	1.14	-0.95	1.16	-0.97	80
Year ended 12-31-2010	10.53	28.85	419	1.14	-0.83	1.16	-0.85	60
Year ended 12-31-2009	8.17	34.72	356	1.17	-0.88	1.19	-0.90	44
Year ended 12-31-2008	6.09	-39.18	290	1.14	0.32	1.16	0.30	82

Prospectus	99

IVY FUNDS VIP	FOR A SHARE OF CAPITAL STOCK

OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Small Cap Value
Year ended 12-31-2012	$14.57	$0.12	(3)	$2.44	$2.56	$(0.07)	$(1.02)	$(1.09)
Year ended 12-31-2011	16.78	0.08	(3)	(2.21)	(2.13)	(0.08)	—	(0.08)
Year ended 12-31-2010	13.29	0.07		3.43	3.50	(0.01)	—	(0.01)
Year ended 12-31-2009	10.29	0.01		2.99	3.00	—	—	—
Year ended 12-31-2008	14.32	(0.02)		(3.74)	(3.76)	(0.02)	(0.25)	(0.27)
Value
Year ended 12-31-2012	5.57	0.07	(3)	0.91	0.98	(0.08)	(0.50)	(0.58)
Year ended 12-31-2011	6.05	0.06	(3)	(0.50)	(0.44)	(0.04)	—	(0.04)
Year ended 12-31-2010	5.14	0.03		0.93	0.96	(0.05)	—	(0.05)
Year ended 12-31-2009	4.15	0.07		1.01	1.08	(0.09)	—	(0.09)
Year ended 12-31-2008	6.36	0.08		(2.23)	(2.15)	(0.02)	(0.04)	(0.06)

(1)	Based on net asset value. Total returns for periods less than one year are not annualized.

(2)	Ratios excluding expense waivers are included only for periods in which the Portfolio had waived or reimbursed expenses.

(3)	Based on average weekly shares outstanding.

100	Prospectus

	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(2)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(2)	Portfolio Turnover Rate
Small Cap Value
Year ended 12-31-2012	$16.04	18.63%	$246	1.17%	0.78%	—%	—%	64%
Year ended 12-31-2011	14.57	-12.79	228	1.17	0.50	—	—	59
Year ended 12-31-2010	16.78	26.41	244	1.17	0.54	—	—	78
Year ended 12-31-2009	13.29	29.15	197	1.21	0.05	—	—	100
Year ended 12-31-2008	10.29	-26.13	150	1.18	-0.14	—	—	110
Value
Year ended 12-31-2012	5.97	18.88	308	1.00	1.20	1.02	1.18	67
Year ended 12-31-2011	5.57	-7.32	287	1.00	1.04	1.01	1.03	60
Year ended 12-31-2010	6.05	18.71	316	1.01	0.52	1.02	0.51	51
Year ended 12-31-2009	5.14	26.64	277	1.04	1.45	1.05	1.44	73
Year ended 12-31-2008	4.15	-33.81	231	1.01	1.52	1.02	1.51	48

Prospectus	101

Appendix A: Hypothetical Investment and Expense Information

The following charts provide additional hypothetical information about the effect of each Portfolio’s expenses, including investment advisory fees and other Portfolio costs, on the Portfolio’s assumed returns over a ten-year period.

Each chart shows the estimated cumulative expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of shares. Each chart also assumes that the Portfolio’s annual expense ratio stays the same throughout the ten-year period and that all dividends and other distributions are reinvested. The annual expense ratio used in each chart is the same as stated in the “Fees and Expenses” table of this Prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below. The charts do not reflect any fees and expenses imposed under the variable annuity contracts or variable life insurance policies through which the Portfolios are offered. If these fees and expenses were reflected, the hypothetical investment returns shown would be lower.

Ivy Funds VIP Asset Strategy

Annual expense ratio			1.01%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 103.01	$10,399.00
2	10,399.00	519.95	10,918.95	107.13	10,813.92
3	10,813.92	540.70	11,354.62	111.40	11,245.40
4	11,245.40	562.27	11,807.67	115.84	11,694.09
5	11,694.09	584.70	12,278.79	120.47	12,160.68
6	12,160.68	608.03	12,768.71	125.27	12,645.89
7	12,645.89	632.29	13,278.19	130.27	13,150.46
8	13,150.46	657.52	13,807.99	135.47	13,675.17
9	13,675.17	683.76	14,358.92	140.87	14,220.81
10	14,220.81	711.04	14,931.85	146.50	14,788.22
Cumulative Total				$1,236.24

Ivy Funds VIP Balanced

Annual expense ratio			1.01%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 103.01	$10,399.00
2	10,399.00	519.95	10,918.95	107.13	10,813.92
3	10,813.92	540.70	11,354.62	111.40	11,245.40
4	11,245.40	562.27	11,807.67	115.84	11,694.09
5	11,694.09	584.70	12,278.79	120.47	12,160.68
6	12,160.68	608.03	12,768.71	125.27	12,645.89
7	12,645.89	632.29	13,278.19	130.27	13,150.46
8	13,150.46	657.52	13,807.99	135.47	13,675.17
9	13,675.17	683.76	14,358.92	140.87	14,220.81
10	14,220.81	711.04	14,931.85	146.50	14,788.22
Cumulative Total				$1,236.24

102	Prospectus

Ivy Funds VIP Core Equity

Annual expense ratio			1.02%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 104.03	$10,398.00
2	10,398.00	519.90	10,917.90	108.17	10,811.84
3	10,811.84	540.59	11,352.43	112.48	11,242.15
4	11,242.15	562.11	11,804.26	116.95	11,689.59
5	11,689.59	584.48	12,274.07	121.61	12,154.83
6	12,154.83	607.74	12,762.58	126.45	12,638.60
7	12,638.60	631.93	13,270.53	131.48	13,141.61
8	13,141.61	657.08	13,798.69	136.71	13,664.65
9	13,664.65	683.23	14,347.88	142.15	14,208.50
10	14,208.50	710.43	14,918.93	147.81	14,774.00
Cumulative Total				$1,247.84

Ivy Funds VIP Global Natural Resources

Annual expense ratio			1.36%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 138.48	$10,364.00
2	10,364.00	518.20	10,882.20	143.52	10,741.25
3	10,741.25	537.06	11,278.31	148.74	11,132.23
4	11,132.23	556.61	11,688.84	154.15	11,537.44
5	11,537.44	576.87	12,114.32	159.76	11,957.41
6	11,957.41	597.87	12,555.28	165.58	12,392.66
7	12,392.66	619.63	13,012.29	171.61	12,843.75
8	12,843.75	642.19	13,485.94	177.85	13,311.26
9	13,311.26	665.56	13,976.83	184.33	13,795.79
10	13,795.79	689.79	14,485.58	191.04	14,297.96
Cumulative Total				$1,635.06

Prospectus	103

Ivy Funds VIP Growth

Annual expense ratio			1.00%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 102.00	$10,400.00
2	10,400.00	520.00	10,920.00	106.08	10,816.00
3	10,816.00	540.80	11,356.80	110.32	11,248.64
4	11,248.64	562.43	11,811.07	114.74	11,698.59
5	11,698.59	584.93	12,283.51	119.33	12,166.53
6	12,166.53	608.33	12,774.86	124.10	12,653.19
7	12,653.19	632.66	13,285.85	129.06	13,159.32
8	13,159.32	657.97	13,817.28	134.23	13,685.69
9	13,685.69	684.28	14,369.98	139.59	14,233.12
10	14,233.12	711.66	14,944.77	145.18	14,802.44
Cumulative Total				$1,224.62

Ivy Funds VIP High Income

Annual expense ratio			0.94%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 95.91	$10,406.00
2	10,406.00	520.30	10,926.30	99.80	10,828.48
3	10,828.48	541.42	11,369.91	103.85	11,268.12
4	11,268.12	563.41	11,831.53	108.07	11,725.61
5	11,725.61	586.28	12,311.89	112.46	12,201.67
6	12,201.67	610.08	12,811.75	117.02	12,697.05
7	12,697.05	634.85	13,331.91	121.78	13,212.55
8	13,212.55	660.63	13,873.18	126.72	13,748.98
9	13,748.98	687.45	14,436.43	131.86	14,307.19
10	14,307.19	715.36	15,022.55	137.22	14,888.06
Cumulative Total				$1,154.69

104	Prospectus

Ivy Funds VIP International Core Equity

Annual expense ratio			1.17%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 119.24	$10,383.00
2	10,383.00	519.15	10,902.15	123.81	10,780.67
3	10,780.67	539.03	11,319.70	128.55	11,193.57
4	11,193.57	559.68	11,753.25	133.47	11,622.28
5	11,622.28	581.11	12,203.40	138.58	12,067.42
6	12,067.42	603.37	12,670.79	143.89	12,529.60
7	12,529.60	626.48	13,156.08	149.40	13,009.48
8	13,009.48	650.47	13,659.96	155.13	13,507.74
9	13,507.74	675.39	14,183.13	161.07	14,025.09
10	14,025.09	701.25	14,726.35	167.24	14,562.25
Cumulative Total				$1,420.38

Ivy Funds VIP International Growth

Annual expense ratio			1.18%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 120.25	$10,382.00
2	10,382.00	519.10	10,901.10	124.85	10,778.59
3	10,778.59	538.93	11,317.52	129.62	11,190.33
4	11,190.33	559.52	11,749.85	134.57	11,617.81
5	11,617.81	580.89	12,198.70	139.71	12,061.61
6	12,061.61	603.08	12,664.69	145.05	12,522.36
7	12,522.36	626.12	13,148.48	150.59	13,000.71
8	13,000.71	650.04	13,650.75	156.34	13,497.34
9	13,497.34	674.87	14,172.21	162.31	14,012.94
10	14,012.94	700.65	14,713.59	168.51	14,548.23
Cumulative Total				$1,431.79

Prospectus	105

Ivy Funds VIP Micro Cap Growth

Annual expense ratio			1.35%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 137.46	$10,365.00
2	10,365.00	518.25	10,883.25	142.48	10,743.32
3	10,743.32	537.17	11,280.49	147.68	11,135.45
4	11,135.45	556.77	11,692.23	153.07	11,541.90
5	11,541.90	577.09	12,118.99	158.66	11,963.18
6	11,963.18	598.16	12,561.34	164.45	12,399.83
7	12,399.83	619.99	13,019.82	170.45	12,852.43
8	12,852.43	642.62	13,495.05	176.67	13,321.54
9	13,321.54	666.08	13,987.62	183.12	13,807.78
10	13,807.78	690.39	14,498.17	189.81	14,311.76
Cumulative Total				$1,623.87
Ivy Funds VIP Mid Cap Growth

Annual expense ratio			1.17%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 119.24	$10,383.00
2	10,383.00	519.15	10,902.15	123.81	10,780.67
3	10,780.67	539.03	11,319.70	128.55	11,193.57
4	11,193.57	559.68	11,753.25	133.47	11,622.28
5	11,622.28	581.11	12,203.40	138.58	12,067.42
6	12,067.42	603.37	12,670.79	143.89	12,529.60
7	12,529.60	626.48	13,156.08	149.40	13,009.48
8	13,009.48	650.47	13,659.96	155.13	13,507.74
9	13,507.74	675.39	14,183.13	161.07	14,025.09
10	14,025.09	701.25	14,726.35	167.24	14,562.25
Cumulative Total				$1,420.38

106	Prospectus

Ivy Funds VIP Science and Technology

Annual expense ratio			1.17%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 119.24	$10,383.00
2	10,383.00	519.15	10,902.15	123.81	10,780.67
3	10,780.67	539.03	11,319.70	128.55	11,193.57
4	11,193.57	559.68	11,753.25	133.47	11,622.28
5	11,622.28	581.11	12,203.40	138.58	12,067.42
6	12,067.42	603.37	12,670.79	143.89	12,529.60
7	12,529.60	626.48	13,156.08	149.40	13,009.48
8	13,009.48	650.47	13,659.96	155.13	13,507.74
9	13,507.74	675.39	14,183.13	161.07	14,025.09
10	14,025.09	701.25	14,726.35	167.24	14,562.25
Cumulative Total				$1,420.38

Ivy Funds VIP Small Cap Growth

Annual expense ratio			1.16%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 118.23	$10,384.00
2	10,384.00	519.20	10,903.20	122.77	10,782.75
3	10,782.75	539.14	11,321.88	127.48	11,196.80
4	11,196.80	559.84	11,756.64	132.38	11,626.76
5	11,626.76	581.34	12,208.10	137.46	12,073.23
6	12,073.23	603.66	12,676.89	142.74	12,536.84
7	12,536.84	626.84	13,163.68	148.22	13,018.25
8	13,018.25	650.91	13,669.17	153.91	13,518.16
9	13,518.16	675.91	14,194.06	159.82	14,037.25
10	14,037.25	701.86	14,739.12	165.96	14,576.28
Cumulative Total				$1,408.96

Prospectus	107

Ivy Funds VIP Small Cap Value

Annual expense ratio			1.28%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 130.38	$10,372.00
2	10,372.00	518.60	10,890.60	135.23	10,757.84
3	10,757.84	537.89	11,295.73	140.26	11,158.03
4	11,158.03	557.90	11,715.93	145.48	11,573.11
5	11,573.11	578.66	12,151.76	150.89	12,003.63
6	12,003.63	600.18	12,603.81	156.50	12,450.16
7	12,450.16	622.51	13,072.67	162.33	12,913.31
8	12,913.31	645.67	13,558.97	168.36	13,393.68
9	13,393.68	669.68	14,063.37	174.63	13,891.93
10	13,891.93	694.60	14,586.53	181.12	14,408.71
Cumulative Total				$1,545.19

Ivy Funds VIP Value

Annual expense ratio			1.02%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 104.03	$10,398.00
2	10,398.00	519.90	10,917.90	108.17	10,811.84
3	10,811.84	540.59	11,352.43	112.48	11,242.15
4	11,242.15	562.11	11,804.26	116.95	11,689.59
5	11,689.59	584.48	12,274.07	121.61	12,154.83
6	12,154.83	607.74	12,762.58	126.45	12,638.60
7	12,638.60	631.93	13,270.53	131.48	13,141.61
8	13,141.61	657.08	13,798.69	136.71	13,664.65
9	13,664.65	683.23	14,347.88	142.15	14,208.50
10	14,208.50	710.43	14,918.93	147.81	14,774.00
Cumulative Total				$1,247.84

108	Prospectus

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

K&L Gates LLP

1601 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

1100 Walnut Street, Suite 3300

Kansas City, Missouri 64106

Investment Manager

Waddell & Reed Investment Management Company

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

888.WADDELL

Underwriter

Waddell & Reed, Inc.

6300 Lamar Avenue

P.O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

888.WADDELL

Transfer Agent

WI Services Company

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

888.WADDELL

Accounting Services Agent

WI Services Company

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

888.WADDELL

Our INTERNET address is:

http://www.waddell.com

Prospectus	109

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS

You can get more information about each Portfolio in the —

■

Statement of Additional Information (SAI), which contains detailed information about the Portfolio, particularly the investment policies and practices. You may not be aware of important information about a Portfolio unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

■

Annual and Semiannual Reports to Shareholders, which detail the Portfolio’s actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected a Portfolio’s performance during the year covered by the report.

To request a copy of the current SAI or copies of a Portfolio’s most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Trust or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports also may be requested via email at IMCompliance@waddell.com and are available, without charge, at www.waddell.com.

Information about the Portfolios (including each Portfolio’s current SAI and most recent Annual and Semiannual Reports) is available from the SEC’s web site at http://www.sec.gov and also may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC’s Public Reference Room, Room 1580, 100 F Street, N.E., Washington, D.C., 20549-1520. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202.551.8090.

WADDELL & REED, INC.

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

888.WADDELL

The Trust’s SEC file number is: 811-5017.

110	Prospectus